UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08104

Touchstone Funds Group Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2012

Annual Report

Touchstone Funds Group Trust

Touchstone Emerging Markets Equity Fund

Touchstone Focused Equity Fund

Touchstone Global Equity Fund

Touchstone Global Real Estate Fund

Touchstone International Fixed Income Fund

Touchstone Large Cap Relative Value Fund

Touchstone Market Neutral Equity Fund

Touchstone Merger Arbitrage Fund

Touchstone Mid Cap Fund

Touchstone Mid Cap Value Fund

Touchstone Premium Yield Equity Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Short Duration Fixed Income Fund

Touchstone Small Cap Core Fund

Touchstone Small Cap Value Fund

Touchstone Total Return Bond Fund

Touchstone Ultra Short Duration Fixed Income Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 57
Tabular Presentation of Portfolios of Investments (Unaudited)	58 - 62
Portfolio Investments:
Touchstone Emerging Markets Equity Fund	63
Touchstone Focused Equity Fund	66
Touchstone Global Equity Fund	68
Touchstone Global Real Estate Fund	70
Touchstone International Fixed Income Fund	72
Touchstone Large Cap Relative Value Fund	76
Touchstone Market Neutral Equity Fund	78
Touchstone Merger Arbitrage Fund	82
Touchstone Mid Cap Fund	86
Touchstone Mid Cap Value Fund	87
Touchstone Premium Yield Equity Fund	89
Touchstone Sands Capital Select Growth Fund	90
Touchstone Short Duration Fixed Income Fund	91
Touchstone Small Cap Core Fund	98
Touchstone Small Cap Value Fund	99
Touchstone Total Return Bond Fund	101
Touchstone Ultra Short Duration Fixed Income Fund	106
Statements of Assets and Liabilities	116 - 123
Statements of Operations	124 - 127
Statement of Changes in Net Assets	128 - 135
Statements of Changes in Net Assets - Capital Stock Activity	136 - 147
Financial Highlights	148 - 186
Notes to Financial Statements	187 - 210
Report of Independent Registered Public Accounting Firm	211
Other Items (Unaudited)	212 - 218
Management of the Trust (Unaudited)	219 - 222
Privacy Protection Policy	223

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended September 30, 2012.

The U.S. equity markets had a strong year, outperforming the bond market. From an investment style and market capitalization perspective, U.S. value equities slightly outperformed their growth counterparts, with small cap leading the way, followed closely by large cap. The U.S. equity markets outperformed both the developed and emerging international markets for the year. High yield bonds outperformed Treasuries and the overall bond market.

Global economic concerns continued to be in the forefront over the past year. An acceleration of the European debt crisis led the European Central Bank (ECB) to take more proactive measures to strengthen the currency bloc. Concerns over China’s ability to maintain a strong growth rate became greater during the year. U.S. economic growth waned and led to additional stimulus action by the Federal Reserve (Fed). Despite all the economic uncertainty, global capital markets generated strong performance. In the U.S., the S&P 500 Index gained significantly on strong earnings growth. International equities generated positive results over the period. Non-U.S. developed markets have been constrained by the ongoing pressures of dealing with unsustainable fiscal liabilities. Emerging markets also had positive gains over the past year as they continue to enjoy relatively high economic growth. The combination of continued Fed action and a flight to the perceived safety of U.S. Treasuries pushed interest rates to all-time lows and was a strong tailwind for bond investors.

There is much uncertainty going forward. The U.S. is faced with overcoming a large fiscal cliff of tax increases and spending cuts which risks weakening the U.S. economic recovery. Traditional income investors have benefited from strong bond returns but the low yields now available from fixed income may continue to influence investors to seek yield from other areas, including equities. U.S. and international equities are facing a slow growth environment that will create challenges in the year ahead.

Touchstone Investments helps investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. Recognizing that the mastery of all investment disciplines is beyond the scope of any one firm, the use of sub-advisors allows Touchstone to offer an array of strategically focused mutual funds across styles and asset classes. Touchstone employs a rigorous due-diligence process in sub-advisor selection and performs robust oversight and monitoring of its current sub-advisors.

When we examine where the financial markets may be headed in the year to come, we continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional on a sound asset allocation strategy to help keep your financial goals on course.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Funds Group Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Emerging Markets Equity Fund

Sub-Advised by AGF Investments America, Inc.

Investment Philosophy

The Touchstone Emerging Markets Equity Fund seeks capital appreciation by primarily investing in equity securities of companies in emerging markets. It seeks to invest in businesses believed to be mispriced by the market and that are expected to generate positive and sustainable earnings growth.

Fund Performance

The Touchstone Emerging Markets Equity Fund (Class A Shares) slightly underperformed its benchmark, the MSCI Emerging Markets Index for the 12-month period ended September 30, 2012. The Fund’s total return was 16.71 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 16.93 percent.

Market Environment

Emerging markets were volatile but ended the period on a high note, as developments in Europe’s sovereign fiscal predicament swayed equity markets. European governments provided liquidity to prevent further escalation of the funding crisis, lifting markets. This short-term liquidity held off a decline, but an escalation of issues in Greece and Spain threw more uncertainty into the mix, leading to questions surrounding the long-term credibility of the European Union (EU). Most recently, substantial policy measures and long-term plans for stability helped markets, particularly the European Central Bank’s (ECB) Outright Monetary Transactions (OMTs) and the U.S. Federal Reserve’s third round of Quantitative Easing (QE3). Growth among developed markets remained constrained but the U.S. continued its modest recovery, particularly its housing industry.

In the Europe, Middle East and Africa (EMEA) regions, returns were mixed, although the stock markets in the larger economies of South Africa, Turkey and Russia posted double-digit returns. South African economic growth recovered after declining in the first quarter of 2012, with manufacturing production also declining as strikes affected the sector. Most recently, a series of labor-related issues have impacted mining firms and caused output disruptions. Turkish policymakers kept the benchmark repurchase rate stable throughout the 12-month period, as inflation continued to remain a concern. However, on a positive note, both consumer and producer price inflation have come down recently, and unemployment has also declined. The Fund had no exposure to Russia.

The smaller regional economies of Thailand and the Philippines led gains in Asia. China exhibited resilience after making cuts to its benchmark lending and deposit rates, with its manufacturing sector activity remaining relatively stable. Retail sales growth continues to remain strong, although it is slowing. Thailand recovered faster than expected from the disastrous flooding to post strong gains. In Taiwan, growth projections were revised downward due to weaker international trade. India’s growth slowed during the period, although the government has recently moved to implement a series of pro-investment policies as well as infrastructure spending to spur domestic growth. Economic growth in South Korea has trended downward during the past 12 months, but unemployment has remained at multi-year lows.

For the period, Latin America gained, with Mexico and Peru’s markets rising significantly. Brazil’s market was largely flat, as it saw a slowdown in economic growth. However, the government put into place broad economic reforms to stimulate growth, and successively cut the benchmark SELIC rate (Brazil’s central bank’s overnight rate) to record lows as well. Peru and Mexico maintained most of their growth momentum, with Mexico posting solid growth despite slowing demand from the United States. Inflationary pressures in the region have remained

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

minimal, which is conducive for growth or further easing. Peru saw declining consumer prices, and the country’s central bank kept its reference rate at 4.25 percent, as the labor market remains relatively healthy with declining unemployment.

Portfolio Review

For the period, the Financials, Consumer Discretionary and Energy sectors contributed to Fund performance, while the Industrials sector detracted from performance. Exposure to the Financials sector contributed significantly toward returns, although an underweight to the sector slightly detracted. Thai bank KasiKornbank Public Company Ltd. showed rising net interest and non-interest income. Corporate tax reductions for 2012 also helped results improve, resulting in rising earnings on a per-share basis. Non-performing loan ratios as well as their related coverage ratios have improved. China Overseas Land & Investment Ltd. contributed to performance after revising its sales target for 2012 substantially upward, with further landbank acquisitions likely ahead. Mexican Grupo Financiero Banorte S.A. de C.V. contributed to performance, as net income rose strongly, partially assisted by the bank’s merger with Ixe Grupo Financiero S.A. de C.V. The Wharf (Holdings) Ltd. also contributed to the Fund’s performance. Wharf’s earnings rose as it continued to expand its operations into China. The firm looks to increase its portfolio of investment properties, and has already met its annual sales target in China. Credicorp Ltd. continued to show solid growth, growing its loan book and its retail business.

Improving wages for South African consumers and an increase in gross margins helped drive earnings higher for Woolworths Holdings Ltd. Operating margins increased, allowing profits before tax and total dividends to increase as well. The Foschini Group Ltd. also benefited from the improving consumer environment in South Africa. Retail turnover and earnings-per-share rose in double digits, resulting in an increase to dividends per share as well. The largest bicycle manufacturer in the world by revenue, Giant Manufacturing Company Ltd. contributed to performance. Sales continue to be regionally well-diversified with its global sales network of over 10,000 shops. In Brazil, Lojas Renner S.A. and Lojas Americanas S.A. contributed positively to performance, after each saw increases to same store sales, generating solid net income.

Security selection contributed to the Fund’s performance in the Energy sector. Thai company PTT Exploration & Production PCL showed that net income increased. The company benefited from a reduced corporate tax rate, and acquired Cove Energy PLC. PTT Exploration & Production beat out Shell PLC to control Cove’s share of a substantial gas discovery. Steel pipe manufacturer for the oil and gas industry, Tenaris S.A., saw growing demand for piping in more complex applications, with lower material costs and improved efficiency. Thai Oil PCL saw strong domestic demand. Demand for bitumen rose due to flood reconstruction activity, and refinery utilization remained high. No exposure to OGX Petroleo e Gas Participacoes S.A. also contributed to performance.

Security selection in the Industrials sector detracted from Fund performance. Turkish glass manufacturer Trakya Cam Sanayii AS was affected by rising costs that included higher natural gas pricing. However, we believe growing structural demand for automobile glass and construction activity, as well as the company’s regional expansion, look positive for the long term. In China, softer manufacturing activity resulted in poor performance for Weichai Power Company Ltd., which affected sales of heavy-duty trucks. However, the company continues to be an industry-leader, and we believe is likely to benefit from improvements in economic growth. Indian power plant equipment manufacturer Bharat Heavy Electricals Ltd. was affected by slowing economic growth in India, as well as a depreciating rupee and competitive pressures. South Africa’s economic slowdown and delays in the government’s infrastructure program negatively affected Aveng Ltd.’s businesses, although its mining and manufacturing operations improved.

For the twelve-month period from a regional perspective, the Fund’s exposure to Brazil, Argentina, Mexico and Peru contributed in Latin America. In Asia, holdings in India and South Korea detracted from performance,

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

while exposure to Taiwan and Thailand contributed. China/Hong Kong contributed to performance somewhat. In the EMEA region, exposure to South Africa contributed, while Turkey detracted.

During the twelve-month period, the Fund’s position in Consorcio ARA S.A.B. de C.V., the fourth largest homebuilder in Mexico, was removed from the Fund’s portfolio. As the demand for housing, particularly in the lower income segment is expected to continue to grow, Consorcio’s track record of managing growth and maintaining a healthy balance sheet since the mid-1990s, positioned the company well to benefit from this secular trend. Despite generally rising affordability in the population, the recent growth in mortgage lending among lending institutions has been lower than expected, creating challenges for the company’s top line growth. With rising costs adding pressure to existing earnings margins, rising inventory levels, and a substantial deterioration in its working capital ratio through the addition of leverage, the company faced increasing headwinds to future incremental growth which would raise the company’s overall cost of capital, thus eroding the cash flow return on investment (CFROI) track record that is emphasized in the Fund’s process. The Fund also exited the position in Infosys Ltd., due to weakening fundamentals and earnings visibility, as well as rising pricing pressure.

Outlook

Global economies have decelerated, with developed markets in Europe showing severe levels of unemployment. The U.S. labor market is another cause for concern, although economic growth has been more resilient. In light of these conditions, as well as rising costs, emerging markets have seen earnings significantly revised downward. Consequently, emerging market policymakers have focused on cultivating domestic growth, either through government spending or expansionary monetary policy to boost domestic investment. In particular, we believe China retains significant potential to spur growth, with healthy balance sheets and minor inflationary risks, once leadership changes hands. Although earnings have come under pressure in emerging markets and profit margins have declined in some sectors, we believe long-term, emerging markets remain structurally sound.

While the short-term credibility of the euro has been positively addressed by the ECB’s OMT plans, long-term viability of the European Union continues to remain a concern and could easily disrupt financial markets if political issues arise. On a more optimistic note though, politicians and policymakers are working toward increased fiscal and political integration, which we believe would help reduce sovereign yields and improve global liquidity.

The U.S. elections and fiscal cliff will also pose some uncertainty going forward, and changes in Europe and the U.S. will impact emerging market growth. While developed markets work out their structural issues, emerging markets are experiencing faster improvements in demographics, rising incomes and healthier government finances. We believe these factors will most likely play out positively for long-term investors in these regions. Given their history as key sources of growth, current capacity and future propensity for growth, emerging markets will likely continue to do well.

We seek to identify companies that have created substantial economic value-add in the past and are believed to have the potential to continue doing so going forward. While security selection is key, uneven regional growth will play a role in determining which companies will benefit most, especially as policymakers take action to either preserve or enhance growth. We believe that companies with the ability to create value in light of these regional differences should be in the best position to reward the Fund’s shareholders over the long term.

6

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Emerging Markets Equity Fund - Class A* and the MSCI Emerging Markets Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

7

Management's Discussion of Fund Performance (Unaudited)

Touchstone Focused Equity Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Focused Equity Fund seeks capital appreciation by investing in equity securities of companies of any size.

Fund Performance

The Touchstone Focused Equity Fund (Class A Shares) underperformed its benchmark, the Russell 3000® Index for the 12-month period ended September 30, 2012. The Fund’s total return was 26.46 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 30.20 percent.

The Fund underperformed its benchmark over the past 12 months as the market was driven by a small subset of large capitalization, high quality companies that paid a significant dividend. The Fund had an underweight in those types of businesses as we did not find valuations to be attractive within our process.

Market Environment

For the one year ending September 30, 2012, investor optimism increased as the U.S. and European Central Bank (ECB) took action to support their economies. The positive move in the market was broadly based with the Consumer Discretionary, Telecommunication Services, and Financials sectors providing the leadership. The Utilities, Consumer Staples, and Energy sectors underperformed the Index.

Portfolio Review

Sectors that outperformed their respective peers included Industrials, Financials, Materials, Consumer Staples and Consumer Discretionary. Underperforming sectors included Information Technology, Health Care, Telecommunication Services, and Energy. The performance in each sector was driven by stock selection.

Stocks adding the most to performance were Allstate Corp. (Financials sector), Universal Forest Products Inc. (Industrials sector),Time Warner Cable Inc. (Consumer Discretionary sector), Oshkosh Corporation Inc. (Industrials sector) and Cemex S.A.B. de C.V. (Materials sector). This outperformance was driven by a combination of strong fundamentals and attractive valuation. Stocks detracting from performance included WellPoint Inc. (Health Care sector), Nokia and Hewlett-Packard Co. (Information Technology sector), Alliant Techsystems Inc. (Industrials sector) and North American Energy Partners Inc. (Energy sector).

During the past 12 months, the Fund’s weight in the Consumer Discretionary, Consumer Staples and Energy sectors increased. The Fund’s cash position also increased to almost 5% of fund assets. The Fund’s weight in the Information Technology, Financials and Materials sectors was reduced. The Fund’s weight in international companies has dramatically decreased.

In general, as the market moved higher over the past 12 months, more opportunities in businesses that have been able to consistently earn high returns on capital that also enjoy higher barriers to entry were found. Those types of businesses have increased from about 10% of Fund holdings to nearly 40% over the past 12 months.

Outlook

Markets do not largely go up after issues are solved. Rather, they rise as issues begin to improve. By the time issues are solved it is generally too late to invest heavily in equities as the market has already climbed the “wall of worry.” There is still more climbing to do with worries over third quarter of 2012 earnings, China, Europe and the U.S. fiscal cliff. Notably, earnings estimates for the domestically-oriented companies are, on balance, increasing which means the drag is global in nature on the earnings front. Importantly, at this juncture credit

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

conditions have improved since late last year in the U.S. and global PMIs (Purchasing Manager Indices) are moving upward. Moreover, Europe was priced nearly at replacement cost in mid-2012 and European markets are improving as Mario Draghi, President of the ECB pledged to use the full force of the ECB’s balance sheet to suppress European bond yields; and the U.S. markets are priced for the most likely scenario of a 1.5% drag with regard to the “fiscal cliff,” which implies that a reasonable real Gross Domestic Product (GDP) forecast for 2013 is approximately 2%. With China, there are signs that the economy may have bottomed out based on infrastructure investments, new housing starts, real retail sales, manufacturing PMI, and construction machinery sales. The point is, things are either moving in the right direction, or the market is priced for a “most likely” scenario in the case of the U.S. fiscal cliff situation.

That said, we continue to believe that fair value for the U.S. market is north of current prices as the S&P 500 is not yet priced for long-term Earnings per Share (EPS) growth of 7%, which is the trend-line since the late 1920s. Beyond this, credit cycles drive things in the shorter-term to a point where inflation stops the bull-market-we are not there yet. Typically, markets hit the bottom based on fears of deflation and reach the top based on expectations of higher inflation. Inflation rising through 4% resulted in material corrections in equity prices in 1968, 1973, 1987, 2000 and 2007. The “wall of worry” is climbed as inflation expectations go from 0 to approximately 4%. This must be kept in the context of what drives things longer term, which is demographics (i.e. labor force growth), and productivity, which drives economic growth which in turn drives revenues for companies.

As a result of our view that the market is still not at fair value and the belief that we still have some deeper value opportunities that have not reached their full potential, the Fund is still tilted toward a scenario where we believe it should outperform as the “value” style does well. However, we added several higher return on capital type businesses during the last two quarters. At this juncture, 100% of the Fund is in businesses that we believe have a barrier to entry. In addition, the weighted average return on capital of the businesses in the Fund is the highest it has ever been at well north of our calculation of the cost of capital.

9

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Focused Equity Fund - Class A* and the Russell 3000® Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on December 31, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

10

Management's Discussion of Fund Performance (Unaudited)

Touchstone Global Equity Fund

Sub-Advised by Bedlam Asset Management plc

Investment Philosophy

The Touchstone Global Equity Fund seeks capital appreciation by primarily investing in U.S. and foreign equity securities including those of emerging market countries regardless of market capitalization, sector or country with reasonable sector limitations.

Fund Performance

The Touchstone Global Equity Fund (Class A Shares) underperformed its benchmark, the MSCI All Country World Index for the 12-month period ended September 30, 2012. The Fund’s total return was 17.17 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 20.98 percent.

Market Environment

Strong gains in the equity markets were driven by the massive, unlimited, monetary stimulus packages by central banks globally. These were provoked by a deteriorating macroeconomic backdrop, with Gross Domestic Product (GDP) growth slowing and several major countries returning to recession in the second and third quarters of the year. Moreover, the eurozone crisis rumbled on, plaguing credit markets in Spain and Italy, and sent Greece into a spiral of contraction. The Federal Reserve’s (the Fed) third Quantitative Easing (QE3) program was the most aggressive yet. In contrast to QE1 and QE2, this time it is unlimited in size, open ended in nature, and has an overriding objective of reducing unemployment to a lower level. In addition to “Operation Twist,” the Fed will start buying $40 billion per month of Mortgage-Backed Securities (MBS) until the U.S. job market substantially improves. The aim is to drive down long-term rates, thereby increasing the value of homes, stocks and other financial assets. The hope is that it will push households and businesses into spending, investing and hiring.

Portfolio Review

For the 12-month period, gains were spread across all but two sectors, with two of the largest relative overweight sectors, Consumer Staples and Health Care, providing the largest contributions to performance. In the case of Consumer Staples, several stocks were sold as valuations hit their target prices. Sara Lee Corp. was broken up into its constituent parts, DE Masterblenders 1753 NV and Hillshire Brands Co. and, as we believed their value was unlocked; both of these stocks were sold. Cott Corp. saw a boost to margins from easing input costs and bounced upward from its November lows. Henkel AG & Co. performed well as management raised its revenue and growth targets for household products and adhesives. Estimates were revised up and the Fund took some profits as the stock progressed towards the target price. Treasury Wine Estates Ltd. was sold after rising when it was spun out of Foster Group Ltd. in 2011.

The Fund’s Health Care sector holdings performed well for a variety of reasons. Celgene Corp. benefited from positive trial results for its psoriasis drug, Aprimelast, and buoyant sales growth for its main product in the market, Revlimid. Pfizer Inc. was the best performer, benefiting from the disposal of its nutrition business and ongoing restructuring actions. The sector gains came in spite of a disappointment for Bristol Myers Squibb Co., which fell on the announcement that it had suspended the trial of a Hepatitis-C drug. Unlike Consumer Staples companies, we believe Health Care companies generally remain undervalued.

The Fund’s bias leans towards “undervalued growth” and, although it had a negligible weight in the Financials sector during the year, it was unable to keep pace with its benchmark, as it was more heavily weighted towards financial and cyclical sectors, which benefited from the aggressive quantitative easing.

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

The main detractors to Fund performance were in the Energy and Financials sectors. The Fund remains positioned with a bias towards natural gas over oil in the Energy sector, due to the large discount at which this commodity trades versus its history, and versus oil. While this meant that U.S. gas stocks, Ultra Gas Inc. and Southwestern Energy Co., came under pressure as gas prices neared all-time lows, they benefited from a sharp correction, which we expect to continue as supply becomes increasingly constrained by reduced drilling. The Fund continued to avoid mainstream Financials stocks, as deleveraging continued in the developed world and interest margins remained compressed by the abysmal central bank funding rates. The two Financials stocks held in the period had mixed results. F&C Asset Management PLC saw some gains as its institutional funds performed well, but was sold when it became clear that a large proportion of its assets under management were likely to disappear after lock-up periods ended. SBI Holdings Ltd., the Japanese retail brokerage, continued to suffer from low trading volumes and market volatility, which we believe should eventually reverse and provide a welcome boost. At the stock level, two of the top three contributors to performance were gold miners, Yamana Gold Inc. and Fresnillo PLC. After a precipitous fall in the gold price in December of 2011, the stocks rebounded strongly, nearing all-time highs, and some subsequent profit-taking made sense.

Outlook

Given the continued backdrop of low growth and rising inflationary pressures, we believe the ability of companies to gain market share and pass on cost inflation will remain crucial in sustaining profitability. As such, the quality of company management is imperative. The Fund’s investment strategy will remain focused on undervalued companies that have sustainable franchises and identifiable earnings catalysts that can drive earnings growth without excessive debt. While we believe equity markets will remain highly volatile, we believe the basic tenets of investing remain unchanged – valuations still matter.

If, as we expect, Quantitative Easing doesn’t stimulate global growth, then the preferred commodities will be precious metals and those where we believe supply is being constrained (agriculture and U.S. natural gas). We believe the likely fallout from continued large commodity price swings will need to be closely monitored; for example, consider the grain market. We believe the huge price spikes will force bread and meat prices upwards in 2013. This will more than likely compress disposable income, most notably in emerging countries such as China. Increasing cost inflation is happening at the same time as growth is slowing across many big emerging market economies (e.g. Brazil, China and India). Not surprisingly, the Fund continues to find cheaper and often better managed exposure to emerging markets through companies listed in developed markets. Consequently, the Fund’s portfolio has just an 8 percent exposure to emerging markets based on where companies are listed, but 36 percent when evaluated on where companies generate their profits.

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Global Equity Fund - Class A* and the MSCI All Country World Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

13

Management's Discussion of Fund Performance (Unaudited)

Touchstone Global Real Estate Fund

Sub-Advised by Cornerstone Real Estate Advisers LLC

Investment Philosophy

The Touchstone Global Real Estate Fund seeks capital appreciation by primarily investing in common stocks and other equity securities of U.S. and foreign real estate companies. Fund management utilizes a core research approach that combines top-down macroeconomic, capital and property market analysis with bottom-up understanding of local real estate and operational capacity to evaluate both property sectors and individual companies.

Fund Performance

The Touchstone Global Real Estate Fund (Class A Shares) slightly underperformed its benchmark, the FTSE EPRA/NAREIT Developed Total Return Index, for the 12-month period ended September 30, 2012. The Fund returned 29.15 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 29.65 percent.

Market Environment

Global equity markets were volatile during the period as market sentiment shifted continuously on macroeconomic fundamentals, the sovereign debt crisis in Europe, and the timing of central bank actions globally. Ultimately, global equity markets ended up strongly on the back of continued central bank actions to provide liquidity.

Global real estate securities were able to display their unique characteristic as dividend payers with a growth component during the period. In an upward trending market supported by improved macroeconomic outlook and global central bank actions, the sector was able to keep up with other global equity indices. Economic growth can be reflected in rising rents while increased liquidity/lower interest rates serve to reduce funding cost for this capital intensive business, which is favorable. These factors may contribute to yield compression and higher valuations. On the other hand, in a downward trending market, the sector may exhibit defensive characteristics due to its dividends.

Within the global real estate securities benchmark (“Index”), Asia was the strongest region followed by North America. Within Asia, Hong Kong and Singapore were strong performers. In North America, both the U.S. and Canada had strong returns. As expected, Europe significantly underperformed as no European country outperformed the Index.

Portfolio Review

For the period, the Fund benefited from a strong overall contribution from Singapore as well as stock selection in the U.S., Japan, and the U.K.

The Fund consistently held an overweight position in Singapore based on its market maturity as well as the solid fundamentals and healthy dividends offered by the country’s property stocks. During the period, Singapore significantly outperformed the Index. In terms of stock selection in Singapore, Fortune REIT stands out as the top contributor. Fortune REIT is a Hong Kong retail company with dual listing in both Hong Kong and Singapore, with shopping centers largely located in residential neighborhoods catering to daily necessities. We invested in this out-of-index holding due to its yields, stable business, and potential for yield accretion from asset enhancements. In the U.S., an overweight position in Extra Space Storage, Inc. contributed substantially as the stock benefited from solid earnings and guidance. Japan’s contribution came mainly from an overweight position in the developers as the sector rallied due to reflation hopes on the back of the Bank of Japan’s introduction of an inflation target. The Fund’s relative weight in the two largest Japanese Real Estate Investment Trusts (JREITs), Japan Real Estate Investment (overweight) and Nippon Building Fund, Inc. (underweight) also contributed positively to performance. In the U.K., Derwent London PLC and Great Portland Estates PLC were among

14

Management's Discussion of Fund Performance (Unaudited) (Continued)

the top performers. These two companies focus on the London West End office market, which is probably one of the strongest global real estate markets as there is healthy demand for space and for investment property with limited new supply due to development constraints. Both companies profited from the attractive characteristics of this underlying market. With their development pipelines they offer high quality space to tenants and investors in a constrained market. We also believe these companies have strong management teams and solid balance sheets, thus adding to our conviction.

Some detractors to performance were overall decisions in Hong Kong/China, stock selection in Germany, and an allocation decision in the Netherlands. In Hong Kong/China, performance was impacted by an unforeseen corporate governance event at Sun Hung Kai Properties in Hong Kong earlier in the period and an underweight position in the lower quality Hong Kong developers, which rallied later in the period. However, an overweight position in the high quality China Overseas Land & Investment Ltd. contributed significantly to performance, erasing a good portion of the stock selection struggles in Hong Kong/China. Negative performance in Germany was driven primarily by one stock, alstria Office REIT. This name worked well when it was initially made an investment in the fourth quarter of 2011 as a good defensive play in a negative, sentiment-driven market. Alstria was negatively impacted by profit taking following strong 2011 performance as well as an equity deal to finance the acquisition of a German office portfolio. As for the Netherlands, the Fund was overweight the country partly due to a quality bias in the region but it underperformed the Index significantly, which detracted from performance.

During the fiscal year, we shifted the Fund’s portfolio allocations proactively based on our macro fundamental views as well as valuation levels. Earlier in the period, we became comfortable with the improving global macro fundamental outlook as well as limited downside from global central bank backstop and shifted the Fund to a pro-cyclical tilt favoring Asia. As the period progressed, the global macro outlook began to deteriorate, particularly in the U.S. and China, and there were ongoing concerns about Europe and the effectiveness of global monetary easing. While recognizing the global central banks’ willingness to provide liquidity and support the economy, the Fund’s portfolio was gradually “de-risked.”

Outlook

Despite the recent weakness in the global economic outlook, we believe the coming year has the potential for slow but steady growth. Central banks around the globe have acted to provide necessary liquidity to support the global economy, which should slowly work its way into the system. An improving U.S. housing market could also be a catalyst into 2013. This environment is conducive for continued steady demand for commercial real estate. Modest economic growth rate should keep financing costs low for quite some time. These factors combined with limited new supply in most global real estate markets should lead to solid cash flow growth and provide valuation support for global real estate securities companies.

We believe the positive catalysts present in the markets should support equity valuations in the medium term, but we continue to closely monitor a number of significant risks ranging from slowing global growth, U.S. fiscal challenges, deterioration in the European sovereign debt issues, a hard landing in China, and instability in the Middle East, any one of which could impact equity markets in the near term.

The Fund has taken a marginal defensive characteristic to weather the short-term volatility. We believe the Fund is still positioned to capture the positive medium term catalysts seen in real estate fundamentals.

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Global Real Estate Fund - Class A* and the FTSE EPRA/NAREIT Developed Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

16

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Fixed Income Fund

Sub-Advised by GAM International Management Ltd.

Investment Philosophy

The Touchstone International Fixed Income Fund seeks total return by investing primarily in fixed income securities of issuers located outside the United States. Fund management selects foreign country and currency compositions based on an evaluation of various macroeconomic factors including relative interest rates, exchange rates, monetary and fiscal policies, economic growth, employment, trade and current account balances. Management invests core holdings in developed market government bonds and currencies with tactical allocations to alpha-generating sectors: investment grade corporate bonds, emerging market bonds, high yield bonds and convertible bonds. Currencies are actively managed in order to manage risk and enhance returns.

Fund Performance

The Touchstone International Fixed Income Fund (Class A Shares) outperformed its benchmark, the Citigroup World Government Bond Index ex-U.S. for the year ended September 30, 2012. The Fund’s total return was 6.24 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 3.46 percent.

Market Environment

Over the past twelve months the market entered a period of heightened volatility as a result of significant changes in economic sentiment. Risk assets had a very strong start to the New Year, including lower-grade credit and convertibles, which benefited from strong risk appetite. This appetite spread to sovereign names that had near-pariah status last year, notably Ireland and Italy.

Within the global bond markets the major features during the first quarter of 2012 were weakness of U.S. Treasuries, a strong recovery in Italian debt prices and continuing excess returns from credit. Inflation-protected bonds performed well as hopes for economic recovery and high energy prices drove demand. Economic developments during the second quarter continued the pattern of mixed data with a moderate negative bias. Uncertainties over the outlook for the eurozone currency bloc continue to undermine sentiment amongst households and businesses. Up until the end of the second quarter there was a flight to quality from a ‘risk-off’ backdrop. The third quarter was again shaped by politics from both sides of the Atlantic. In July, core government bonds rallied through the month as concerns mounted over the level of yields in Spain and Italy. However, European Central Bank (ECB) President Mario Draghi’s unexpectedly firm commitment to do “whatever it takes to preserve the euro,” together with better U.S. economic data, led to a reversal in performance. This statement continued to boost peripheral European debt in August. Conversely, France, Austria and the Netherlands posted the worst returns among the region’s sovereign markets. Promises of further Quantitative Easing (QE3) measures from the Federal Reserve (the Fed) and an extension of the low interest rate policy saw risk assets rally strongly during September, including corporate and high-yield debt. This boosted currencies like the Euro at the expense of the U.S. dollar, as well as helped peripheral bonds for most of the third quarter. The Fund held overweight positions in the Mexican Peso, Korean Won, Sterling and some Scandinavian countries during the period.

Portfolio Review

The key drivers of the Fund’s outperformance versus the benchmark during this period were the spread contraction and Forex Index overlay, each factor contributing handsomely. In addition, the overweight, long maturity to Italy, the allocation to Convertible bonds and allocations to Latin American Emerging Market currencies out of the Yen contributed to performance as well. The recovery in Norwegian export credit insurer Eksportfinans ASA’s bonds, which were junked following the decision by the companies’ owners to put the organization into run-off, also contributed to the positive performance. Factors that also contributed to the Fund’s performance,

17

Management's Discussion of Fund Performance (Unaudited) (Continued)

in addition to the safe haven block (U.S., U.K. and Germany), were the underweights to France, Italy and Spain, although a higher duration in safe haven currencies would have helped. The continuation of the European debt crisis led to a strengthening of the U.S. Dollar (USD), which created a headwind for the Fund. It was positioned for stronger global economic growth that was beneficial in the first and third quarters of 2012, but led to weaker results in the second quarter, which detracted from Fund performance for the period.

Outlook

We believe the range of possible outcomes for the European Union (EU) and the Euro, for Iran and Israel, for China economic growth and U.S. politics/fiscal outcomes remains as diverse as ever. The European Central Bank’s new Outright Monetary Transactions (OMT) program can provide a floor for the performance of the up-until-now distressed bonds, and their rally has already begun. The optimism that the ECB sovereign support program initially created has come increasingly into question, as Spain dithers over whether to request a formal program and the fiscally responsible northern European countries seek to impose increased conditionality to avoid inflationary monetary financing. While we accept that pragmatism rather than strict adherence to legal obligations has become a hallmark of official policy actions in many countries since the global financial crisis broke, we remain concerned that markets are not fully discounting the significant tail risks which Europe presents.

Investment grade credit appears, at best, fairly valued, while many parts of the market formerly known as high yield now seem to be merely junk bonds with a modest spread. We remain deeply skeptical of the current fashion for emerging market corporate issuance. Looking forward we expect bond yields to re-converge – higher yields in core and lower yields in periphery – creating what we believe to be relative value opportunities. Further, we believe the spotlight will switch away from Europe, for once, onto the U.S. elections that will take place in November of 2012.

18

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Fixed Income Fund - Class A* and the Citigroup World Government Bond Index ex-US

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

19

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Relative Value Fund

Sub-Advised by EARNEST Partners LLC

Investment Philosophy

TheTouchstone Large Cap Relative Value Fund seeks capital appreciation by investing in stocks of large capitalization companies. The Fund seeks to identify stocks based on their financial characteristics and current environment including valuation measures, market trends, operating trends, growth measures and profitability measures.

Fund Performance

The Touchstone Large Cap Relative Value Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Value Index for the 12-month period ended September 30, 2012. The Fund’s total return was 24.28 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 30.92 percent.

Market Environment

Despite ongoing volatility, global equity markets posted strong returns for the 12-month period ending September 30, 2012. The first half of the year was a reversal from what had been experienced for the previous 12 months. Overall sentiment was positive again as economic indicators in the U.S. came in better than expected, U.S. unemployment fell to 8.2 percent and the European Union (EU) formulated additional plans to help at-risk nations avoid default and provided liquidity to the region. In Europe, coordinated efforts to provide liquidity support to the global financial system by making it easier to exchange currencies was announced. The European Central Bank (ECB) also announced that it would lend over €500 billion to financial institutions in the region, further reducing liquidity risk for the eurozone banks and, in March, Greece moved forward with a debt restructuring that paved the way for additional international aid. The restructuring provided some immediate relief as the country continued the task of bringing its budget back into balance.

Then, as we reached the mid-point of the period, the progress in Europe was short-lived. Continued political disagreements, along with the Greek government’s inability to elect a government in early May, raised the likelihood that rescue efforts would not be enough and Greece might ultimately leave the eurozone, which led to a significant decline in global equity markets. A second election in mid-June, though, seated a pro-Euro government, easing those concerns for the time being. However, investor worries shifted to the impact these events would have on Spain and Italy. In response to the escalation of the crisis in Europe, EU member nations proposed a $125 billion aid package to Spain, and the ECB moved to accept a wider range of collateral to aid in bank funding. In late June, officials at the EU Summit agreed to allow bailouts to come directly from the jointly funded European Stability Mechanism (ESM) and that the aid would be subordinate to existing bond holders – which resulted in an immediate reduction in yield on both Spanish and Italian debt. Towards the end of the period market performance again turned positive as moderating fears regarding the European debt crisis and continued monetary support within the U.S. and Europe took hold. The ECB made clear that it would take whatever steps necessary to keep the Euro intact. The ECB’s new framework for buying sovereign debt of member nations gained traction once Germany provided its support. German chancellor Angela Merkel, with further affirmation by the German constitutional court, approved the plan at the end of the period.

In the U.S., the economy continued to post sluggish growth, but the housing market has been a relative bright spot with improving sales of new and existing homes, and prices beginning to show year-over-year increases after years of decline. The unemployment rate remains near 8 percent. The Federal Reserve (the Fed) announced plans for another round of Quantitative Easing (QE3) consisting of monthly purchases of $40 billion in Mortgage-Backed Securities (MBS), without a definitive termination date, in order to keep mortgage and other borrowing rates low. The Fed also pledged to keep its target fed funds rate at current levels until mid-2015,

20

Management's Discussion of Fund Performance (Unaudited) (Continued)

an extension from the previous target of 2014. Despite pricing pressures, the U.S. inflation rate, as measured by the Consumer Price Index (CPI), remains a low 1.7 percent, below the long-term average and well within the Fed’s comfort zone.

Portfolio Review

The market was volatile for the period as investors balanced negative data (the European Financial Crisis, slower growth in the Emerging Markets, and a still-weak employment environment in the U.S.) with more positive data (Chinese government stimulus activity, strengthening U.S. housing, and the Federal Reserve’s additional Quantitative Easing, QE3). Because of the fluctuating investor sentiment throughout the year, consistent trends have been elusive.Two notable exceptions included the Energy sector (Oil and Gas Refineries) andTelecommunication Services (Wireless). Information Technology was one of the weakest sectors for the year.

The Fund’s overweight positions in the Information Technology and Energy sectors, and its underweight positions in one of the strongest performing industries, Wireless (Telecommunication Services sector), detracted from the relative performance of the Fund. Stock selection in the Energy sector also detracted from relative performance. The Fund was underweight Telecommunication Services, which traded higher as investors sought dividends and bid shares up to historically high valuations. The group is now trading both above the broader market and its historical average, while earnings growth is slowing given the mature, highly penetrated nature of the U.S. wireless market. Oil and Gas Refineries are similarly trading above their historical average due to short-term pricing issues. Because U.S. crude is trading at a discount to global crude, U.S. refineries are able to produce diesel fuel at a relatively lower cost than their global competitors, and then export that refined product overseas and sell it at the higher price. We believe these mispricings are temporary in nature, and current valuations do not reflect the likely fall-off in earnings over time.

Absolute returns in the Fund benefited from strong stock performance in a number of sectors. Consumer Discretionary holding Comcast Corp., one of the leading cable providers in the U.S., continued to post strong quarterly earnings despite the seasonality of its business. The company reiterated its commitment to return cash to shareholders and we believe investors continued to get comfortable with the value of the cable network and the possible threat of Over-The-Top (OTT) video disintermediation. We continue to see benefits of investing in the company as we believe its high speed broadband deployments continue to give it a competitive advantage overTelecommunication Services companies. Although the market continues to worry about the impact of OTT on the video business, we believe this high-margin business should continue to be a growth driver, even as OTT video gains traction. In addition, Comcast continues to come up with innovative products such as cloud based navigation, DVR enhancements, and second screen experiences. Comcast trades at an attractive valuation and continues to return cash to shareholders aggressively. Materials sector holding, Freeport McMoRan Copper & Gold Inc. also contributed to Fund performance. It is the world’s largest publicly traded producer of copper and a significant producer of gold and molybdenum. It has a geographically diverse portfolio of long-lived, low cost mines in North and South America, Africa, and Asia. We believe copper’s wide variety of industrial and commercial uses that include building construction and power generation and transmission should drive growth going forward, particularly in developing geographies. Shares rose over the year on higher copper prices related to a supply/demand imbalance. New supply remains constrained due to declining ore grades at existing mines and the time and capital needed to develop world-class greenfield mines.

21

Management's Discussion of Fund Performance (Unaudited) (Continued)

During the year, a position in Boston Properties was initiated. It is regarded as the best in class operator in the office industry, with a bulk of property in the New York, Boston and Washington, DC markets. Boston Properties’ properties are at the top end of the quality spectrum and are located in the high demand markets where quality tenants are based. The Fund exited its position in Yum!Brands Inc. (Consumer Discretionary), an operator of quick service restaurants around the globe. Its brands include KFC, Pizza Hut, and Taco Bell. We saw the opportunity for Yum!Brands to expand in international markets such as China, and the market has recognized that growth. As the market is now giving Yum!Brands credit for sustained store growth and its longer-term opportunities in emerging markets, it was decided to exit the stock.

Outlook

As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of our investment process. We continue to focus on owning fundamentally sound companies that are well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe will outperform over the longer term. Our investment philosophy is focused on the long term. The Fund is diversified across sectors and industries with relative over- and underweights reflective of where we believe we are finding the best opportunities.

22

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Relative Value Fund - Class A* and the Russell 1000® Value Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

23

Management's Discussion of Fund Performance (Unaudited)

Touchstone Market Neutral Equity Fund

Sub-Advised by Aronson Johnson Ortiz

Investment Philosophy

The Touchstone Market Neutral Equity Fund seeks to achieve long-term capital appreciation and to provide positive returns regardless of the direction of the stock markets by investing long in equity securities believed to be undervalued, and taking short positions in securities believed to be overvalued.

Fund Performance

The Touchstone Market Neutral Equity Fund (Class A Shares) underperformed its benchmark, the Citigroup 3-Month Treasury Bill Index, for the 12-month period ended September 30, 2012. The Fund’s total return was -4.85 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.05 percent.

Market Environment

A respectable month of September capped off a solid trailing 12 months in the broad U.S. equity market. Value indices managed a slight edge over growth, and stocks of small capitalization companies outperformed those of large capitalization companies.

Portfolio Review

The Touchstone Market Neutral Equity Fund is always sector-neutral long versus short, with only limited industry bets, driven solely by the Fund’s bottom-up stock selection. Since our stock-picking is, in turn, guided by our multi-factor valuation model, we look to the measures underlying our model to explain what worked during the period.

Long holdings within the Energy sector were the largest contributors to performance, followed by positions in the Materials and Services sectors. Names like Tesoro Corp. and Valero Energy Corp. had a significantly positive impact on performance. We were challenged most by the Funds’ holdings in the Technology sector, particularly among short positions in the Software industry like NetSuite, Inc., SuccessFactors, and The Ultimate Software Group, Inc. In aggregate, our stock picking efforts were rewarded across all three broad pillars of attractiveness we use to evaluate stocks — value, management, and momentum — although our evaluation of management as represented by return on assets and earnings quality detracted from performance.

There were no significant changes in the Fund’s positioning. The Fund remained sector-neutral long versus short and invests solely in U.S. equities. Since individual positions are limited to 1.2% of the Fund, no individual stock change is considered significant.

Outlook

We remain firm in our conviction that results can be achieved through a consistent, systematic approach that focuses on low-priced companies with strong management and earnings power. Outperformance will continue to require patience and discipline — two virtues that are part of our investment process. As such, we do not allow the economic outlook — ours or anyone else’s — to shift our portfolio construction and structure. The Fund remains fully invested, well diversified, and sector-neutral, long versus short.

24

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Market Neutral Equity Fund - Class A* and the Citigroup 3-Month Treasury Bill Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

25

Management's Discussion of Fund Performance (Unaudited)

Touchstone Merger Arbitrage Fund

Sub-Advised by Longfellow Investment Management Co.

Investment Philosophy

The Touchstone Merger Arbitrage Fund seeks to achieve positive absolute returns regardless of market conditions over the long term by investing primarily in securities of companies that are involved in publicly announced mergers and other corporate reorganizations. Merger arbitrage is an investment strategy that seeks to capture the “arbitrage spread” represented by the difference between the market price of the securities of the company that is being purchased and the value that is offered for these securities by the acquiring company. The Fund emphasizes risk management via a thorough understanding of proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals, and shareholder voting requirements. The Fund also limits assets under management in an effort to meaningfully invest in the entire market-capitalization spectrum, with an emphasis on small- and mid-sized deals.

Fund Performance

The Touchstone Merger Arbitrage Fund (Class A Shares) outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2012. The Fund’s total return was 6.35 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.07 percent.

Market Environment

The market events during the past 12 months can be summed up in one word: unpredictable. The uncertainty has been driven by many factors: global economic problems, Euro debt crisis, the pending U.S. Presidential election, the fiscal “cliff ” and worldwide austerity packages are the obvious culprits. The S&P 500 Index rallied in the third quarter and returned 30% for the trailing twelve months. On the fixed income side, after much speculation, the Federal Reserve (the Fed) announced a new policy of Quantitative Easing (QE3) in mid-September 2012, which underscored its commitment to maintaining low interest rates until mid 2015 and emphasized its willingness to accept higher inflation in order to ensure job growth was on a sustainable path. We believe the program to buy Agency Mortgage Pass-through securities monthly will continue to pressure yield spreads tighter.

As for merger arbitrage, it continued on a steadier path than other markets. Headlines continued to paint a picture of declining global merger activity, primarily due to the decline in European transactions. The Fed’s effort to encourage investors to take more risk has proven successful in narrowing spreads across all asset classes, with merger arbitrage no exception.

Portfolio Review

During the period, the Fund has grown significantly. Despite the rapid increase in assets, we did not experience any significant challenges in putting the money to work. During this period, the Fund invested primarily in tender and merger related deals (70-80%) with a fixed income complement of about 10%. Cash fluctuated between 0 - 30%, with the average over the last two quarters approximately 12%. Health Care, Industrials, Information Technology, and Financials were prominently held sectors, with 90% of the deals invested in the U.S. The Fund’s non-U.S. deal holdings were primarily located in Canada.

The Fund continued to experience a high completion rate over the past year. The Fund invested in over 150 definitive merger arbitrage transactions with only one unsuccessful completion. This was partly a function of buyers taking more time to structure deals, as well as sellers being careful to ensure that agreements were solid, in addition to rigorous screening and analysis on our part. The number of successful deals positively impacted

26

Management's Discussion of Fund Performance (Unaudited) (Continued)

performance as the Fund was able to experience small gains on many deals. In addition, the Fund had a handful of proposals which became definitive, contributing positively to returns.

Some notable transactions included Great Wolf Resorts and Dollar Thrifty Automotive Group. Great Wolf Resorts was more successful than originally planned as another bidder emerged and started a bidding war which ended with the final price over 50 percent greater than the initial price. Hertz Global Holdings, Inc., which had been in discussions for over two years with Dollar Thrifty Automotive Group, eventually came to terms, but at a much higher offer price. The Fund opportunistically participated in the Medco Health Solutions, Inc. merger with Express Scripts Holding Company towards the end of the transaction after the deal spread had widened significantly. The Fund also successfully exited the NYSE Euronext, Inc. transaction with Deutsche Boerse AG prior to the deal being terminated.

The Fund’s investment in Pep Boys was a detractor during the Fund’s fiscal year. Gores Group, a private equity buyer, decided to exercise its right to pay a termination fee and break the transaction after Pep Boys reported significantly lower than expected earnings for the quarter. This transaction was the only broken deal during the period.

Outlook

Much of the global decline in merger arbitrage deal activity was due to the reduction in European transactions. Any improved confidence overseas could translate into more activity both in overseas and cross-border deal making. Additionally, we continue to expect that merger & acquisition activity will be dominated by middle market deals, particularly deals under $1 billion in market capitalization.

The global economic problems, the fiscal cliff scenarios facing the U.S., and the Euro debt crisis could escalate into a larger market crisis which, while not expected, could reduce deal flow and opportunities going forward. In addition, the strategy has enjoyed an unusually high completion rate. Any increase in deal failures, combined with narrowing arbitrage spreads, would present a challenge moving forward. With risk appetite increasing during the past 12 months, merger arbitrage annualized returns have compressed. Merger arbitrage spreads are not immune to this pressure and have now declined.

Technical indicators remain healthy for the merger arbitrage environment, albeit with lower expected annualized returns. The Fund continues to be well diversified by position size with a modest allocation to non-deal sectors. We will continue to be focused on announced transactions with a signed definitive merger agreement. With continued steady deal flow and high completion rates, we believe that the Fund represents an attractive alternative and a good diversification vehicle.

27

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Merger Arbitrage Fund - Class A* and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on August 9, 2011.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

28

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S. companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to value ratio, free cash flow and return on equity. Its goal is to purchase generally profitable, financially stable companies that consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements, and are trading at a discount to their private market value.

Fund Performance

Effective December 14, 2011, The London Company was named sub-advisor to the Touchstone Mid Cap Fund.

The Touchstone Mid Cap Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Index for the 12-month period ended September 30, 2012. The Fund’s total return was 25.95 percent, (calculated excluding the maximum sales charge) while the total return of the benchmark was 28.03 percent.

Market Environment

Equity markets reacted favorably to the Federal Reserve’s efforts to double-down on keeping short-term interest rates low and unchanged during the last year. Its “Operation Twist” program sold short-term U.S. Treasuries to purchase longer maturities, and its third round of Quantitative Easing (QE3) furthered efforts to keep interest rates at historically low levels. Both actions contributed to positive returns in equities.

Portfolio Review

Generally more economically sensitive stocks performed best over the past 12 months while defensive stocks lagged. This presented a headwind due to the Fund’s defensive nature.

For the 12-month period, the Fund added value through positive stock selection within the Energy, Health Care, Information Technology and Financials sectors. However, these gains were negated due primarily to an overweight in the Consumer Staples sector. An underweight in the Health Care sector, along with stock selection in the Consumer Staples and Materials sectors, also detracted from performance.

The Fund’s top performing stocks during the period included Consumer Discretionary companies, Cabela’s, Inc. and Whirlpool Corporation. Outdoor equipment retailer Cabela’s Inc. saw strong yearly results with better same-store sales comparisons and excellent cost control. Merchandise margins have continued to increase as a function of increasing Cabela’s branded merchandise and the company is benefiting from continued strong gun sales. Appliance maker Whirlpool Corporation rallied following strong earnings growth with significant margin improvement due to higher pricing and some improvement in the housing market. Additional top performers included Financials companies, Eaton Vance Corp. and M&T Bank Corp. Investment manager Eaton Vance Corp. benefited from a rising equity market which contributed to growth in assets under management. Commercial banker M&T Bank Corp. has a consistent track record in the banking industry with an attractive return on equity and very conservative and shareholder friendly management team. Also a top performer was Industrials company, Cintas Corporation, supplier of specialized services to businesses, which experienced increasing sales and profitability throughout the period, resulting in a higher share price.

The largest detractors from Fund performance over the past 12 months included Consumer Staples companies, Staples, Inc., Smithfield Foods, and Nu Skin Enterprises. Office supplier Staples, Inc. experienced weak performance as spending on office supply goods lessened and investors worried about an abundance of retail locations in

29

Management's Discussion of Fund Performance (Unaudited) (Continued)

the U.S. Global food retailer Smithfield Foods experienced poor performance due to swings in commodity prices and high margin costs. Nu Skin Enterprises, maker of anti-aging products, traded into weaker territory after a report questioning the company’s operations in China was circulated. We believe the report’s allegations are without merit as the company recently announced expansion plans in China. An additional detractor to performance was Consumer Discretionary company, CarMax, Inc. The used car retailer witnessed poor performance due to declining auto sales during the period.

Outlook

Our investment focus is at a company-specific level and not a top-down approach. As prudent managers of capital, we focus on fundamental facts and guard against speculation. While there are many headline concerns and fears – elections, fiscal cliffs, slowing Gross Domestic Product (GDP) growth, European sovereign debt, and Middle East angst – are already well known. It is the out-of-left-field events that usually catch the markets off guard.

Positive attributes in the market include visible progress in housing and services, underleveraged corporate balance sheets, attractive valuations, and healthy merger premiums. We believe dividend growth, stock buybacks, and premiums from acquisitions will lead equity returns and the spread to 10-year U.S. Treasuries remains low. Equity risk premiums have rarely been greater, cause and effect of the continuing outflow from stock funds to bond funds and the low allocation to U.S. equities by all types of investors.

Looking forward, it is our view that confidence, not credit, is what needs to be increased. Confidence comes from having stable and transparent tax policy and regulatory rules. With policy certainty, we believe that corporations should part with their excess cash to hire and expand. Bull markets always begin with maximum fear and uncertainty, and this year appears to be no different with the solid performance in the broad markets to date. We believe equity returns should continue to outpace inflation and the returns of other mainstream, liquid asset classes given reasonable valuations and investor demand for income and, more importantly, growth in income. Dividends continue to grow and will remain, we believe, a key determinant of outperformance in a low interest rate world.

30

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Fund - Class A* and the Russell Midcap® Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Y shares commenced on January 2, 2003. The initial public offering of Class A shares and Class C commenced on May 14, 2007 and the initial public offering of Class Z shares commenced on April 24, 2006. Class A and Class C shares performance information is calculated using the historical performance of Class Y shares for the periods prior to May 14, 2007 and Class Z shares performance information is calculated using the historical performance of Y shares for the periods prior to April 24, 2006. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Class Z shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

31

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Value Fund

Sub-Advised by Lee Munder Capital Group LLC

Investment Philosophy

The Touchstone Mid Cap Value Fund seeks capital appreciation by investing primarily in common stocks of mid-cap companies. The Fund seeks to identify companies believed to be selling at a discount to their inherent value utilizing a classic value approach.

Fund Performance

The Touchstone Mid Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Value Index for the 12-month period ended September 30, 2012. The Fund’s total return was 27.55 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 29.28 percent.

Market Environment

Macro uncertainties, investor psychology, and the headlines have driven the market at different points during the 12-month period ended September 30, 2012. Fears of the debt crises in Italy, Greece, and Spain across the Continent enveloped the market all year long, while day-to-day news about central bank intervention - both its likelihood and its potential effectiveness - moved key market indices to wide, mostly short-lived, swings in both directions. With the exception of housing data, which showed steady improvement for the year, key economic indicators were generally unable to find a trend during the period, with employment numbers, manufacturing, and consumer spending numbers all holding in early in the year before trailing off later. Corporate earnings growth was uneven throughout the period as well, and we continued to see individual stock prices drop on earnings releases offering no visibility into future quarters.

While volatility can create opportunities, generally a market focused away from company fundamentals and away from valuation is not the preferred environment for the Fund’s strategy. In more recent months, stocks have reacted well to clearer commitments from the Central Banks in supporting the eurozone and from the Federal Reserve (the Fed) in holding rates low in the U.S., perhaps setting a backdrop that puts the focus back on individual companies and stock fundamentals.

Portfolio Review

Across market sectors, the Fund’s strongest performance in the past 12 months was in the Information Technology, Consumer Discretionary, and Health Care sectors, and the Fund’s weakest performance was in the Materials, Energy, and Industrials sectors.

A key driver of positive performance in the Information Technology sector was networking solutions and storage provider Brocade Communications Systems Inc. Brocade rallied as a result of improved operational performance and take-over speculation. Fidelity National Information Services Inc., which develops banking and payment servicing technologies, was another important contributor for the year.

Stock selection was strong in the Consumer Discretionary sector, led by Newell Rubbermaid Inc., Scripps Networks Interactive Inc., and American Eagle Outfitters. Newell Rubbermaid contributed substantially to performance, as the stock continued to rise on sales and margin growth news quarter over quarter. Scripps Networks Interactive, a media company that includes the cable channel HGTV, significantly outperformed.

As a consequence of the rich valuations being paid for REITs (Real Estate Investment Trusts) and Utilities, the Fund has searched for other defensive areas of the market that trade at more attractive valuation levels. The budget impasse last year provided an opportunity to find some bargains in the Health Care sector. HealthSouth Corp., the largest inpatient rehab facility provider, rallied on a strong earnings report coupled with the market

32

Management's Discussion of Fund Performance (Unaudited) (Continued)

more appropriately discounting upcoming reimbursement cuts related to Sequestration. The Fund has begun to reduce the Health Care overweight, due to outperformance and the growing risk that the market is likely to turn its attention to the election - and ultimately, the potential reimbursement risk from any political deal struck to avoid the fiscal cliff.

On the negative side, most of the Fund’s underperformance in the Materials sector was concentrated in Allegheny Technologies Inc., a specialty metal company largely tied to the aerospace industry. Allegheny Technologies has traded down with the more commodity metal players on concerns of a global slowdown. In the Energy sector, Newfield Exploration Co. contributed to underperformance. Missed earnings expectations, changes to the portfolio mix and a backlog in production continued to weigh on the stock. We believe these are transitory issues and continued to hold the position.

Towers Watson & Co. and Republic Services Inc., in the Industrials sector, detracted from performance for the year. Towers Watson, an employee benefits and financial services consulting company, had begun to improve through the first and second quarters of 2012, but was hit more recently as acquisition expenses skewed earnings reports. Republic Services has struggled as a heightened competitive environment and higher costs have squeezed margins and restricted profitability.

There were no significant changes to the Fund’s positioning made during the year; however, the combination of the Russell reconstitution in the second quarter of 2012 with modest changes to the Fund did impact some of the relative industry weights. In addition to reducing the Fund’s overweight to the Health Care sector, we increased the Fund’s overweight to the Consumer Staples sector.

Outlook

In 2011, the market craved earnings visibility regardless of valuation. Beginning in the fourth quarter of 2011 but especially in the first quarter of 2012, the market rewarded the riskiest parts of the market. In the second quarter of 2012, the quarter flipped back once again to rewarding visibility. While both tails of the market do not currently exhibit particularly attractive risk/reward opportunities, we continue to find favorable investment opportunities between the tails in the core of the market. Frankly, we believe a more normal environment that doesn’t reward the extremes offers a favorable backdrop for the Fund’s strategy.

In addition, the Fund’s strategy has historically outperformed when the market rewards higher return on capital businesses with accurate valuations. In this type of environment, the market has been willing to look past transitory difficulties and focus on the underlying, long-term, earnings power of the company and the inherent value of the franchise. This can happen in a market that slowly trends up or down or moves sideways. We seek strong balance sheets and good cash flow, so the Fund’s stocks have the potential to be relatively insulated from severe downturns in the market.

Our greatest concern, on a relative basis, is that the market continues to flip from one extreme of wanting risk to the other extreme of wanting visibility regardless of valuation. The Fund’s strategy participates in “risk-on” markets but historically has not outperformed. We believe the Fund’s emphasis on downside protection may help performance in “risk-off ” markets. However, as investors have sought perceived safety, they have focused on higher dividend payers and companies offering near term business and earnings visibility. Companies with these characteristics have been bid up to extreme valuation levels. This can be observed in the stretched relative valuations of Utilities and REITs. Historically, when markets have gone “risk-off,” companies with attractive relative valuations (on measures other than solely yield) have outperformed the market. However, this has not been the case over the past year. This flight to visibility regardless of valuation has been a headwind relative to the benchmark.

33

Management's Discussion of Fund Performance (Unaudited) (Continued)

We continue to find what we believe to be attractively valued investment opportunities with favorable risk/reward profiles. While we don’t believe in making short-term projections, we believe these investments should outperform the market longer term.

The Touchstone Mid Cap Value strategy utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. The strategy focuses on stocks that are temporarily out of favor in the market; specifically, companies with higher returns on capital, free cash flow and strong balance sheets. Emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. The Fund’s companies often dominate a particular industry niche and generally have significant barriers to entry. As a result, the Fund’s holdings are able to perpetuate a higher return on capital over time. The entire process utilizes fundamental bottom-up security selection, while risk control measures insure security and sector diversification.

34

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

35

Management's Discussion of Fund Performance (Unaudited)

Touchstone Premium Yield Equity Fund

Sub-Advised by Miller/Howard Investments, Inc.

Investment Philosophy

The Touchtone Premium Yield Equity Fund seeks long-term growth of capital and high current income by focusing on dividend-paying equity securities of U.S. companies believed to possess attractive long-term return potential primarily due to lower than average valuations and improving business outlooks.

Fund Performance

The Touchstone Premium Yield Equity Fund (Class A Shares) underperformed both of its benchmarks, the Russell 3000® Value Index and the Dow Jones U.S. Select Dividend Index. The Fund’s total return was 23.98 percent (calculated excluding the maximum sales charge) while the total returns of its benchmarks were 31.05 percent and 24.42 percent, respectively.

While the Touchstone Premium Yield Equity Fund has the Russell 3000® Value Index as its assigned benchmark, that does not mean it is fully appropriate as a means to gauge fund performance. In fact, there may not be one index that is suitable for the Touchstone Premium Yield Equity Fund. Here are the main reasons why: 1) The Fund seeks to invest in high quality companies with recurring business models that can pay their dividend and have the capacity to grow their dividend. The analysis of a company begins with the question “Is the Dividend Safe and Will It Grow?” That makes for a style, cap, and sector agnostic approach. 2) The Fund’s underlying portfolio has a relatively high yield relative to the Russell 3000®Value Index. 3) Many of the companies in which the Fund is invested reside in the Energy and Utilities sectors. As an example, for the year ended September 30, 2012, the Fund was more than double the weight of the Index in both the Energy and Utilities sectors. 4) In the current environment, it should be noted that due to the nature of the Fund’s discipline, the number of candidates in the Financials sector can be limited. For the year ended September 30, 2012, the Fund was approximately half the weight of the Index in the Financials sector. More specifically, the Fund’s quality requirements preclude it from owning many banks.

Market Environment

The world of finance includes many pundits fighting for attention, and to get attention they need something to say. Recently the media has tired of quoting expert managers who suggest that higher yielding equities are a good place to be in a low/no yield environment, and have started to take the opposite tack. We can’t say this makes us uncomfortable, as we’d rather not have the whole world pumping up what we do, but the recent comments are not really based on the facts. We suggest that many “stories” are based on a view of sectors—an asset allocator’s view—rather than the specifics of the actual stocks in which one might want to invest.

While the market has risen from levels a year ago, there is still a level of uncertainty going forward. We will continue to seek companies with stable business models that produce recurring cash flow streams.

Portfolio Review

Strong stock selection in the Materials sector helped boost Fund performance.

The Fund’s overweight in the Information Technology sector as well as the sector’s underperformance, coupled with weaker stock selection, detracted from performance. Weak stock selection in the Financials sector detracted from Fund performance.

Stocks that contributed to performance for the 12 month period included Kinder Morgan, Inc., Williams Companies Inc., and Seadrill Ltd. (Energy sector), ONEKOK , Inc. (Utilities sector), and Abbott Laboratories (Health Care sector). Kinder Morgan benefited from growing payouts from limited partnerships and an attractive

36

Management's Discussion of Fund Performance (Unaudited) (Continued)

takeover of El Paso Corp. In addition, the company announced three dividend increases during the period. Williams Companies Inc. restructured the company to separate Exploration & Production (E&P) business from more stable cash flows of its midstream business. The company announced three dividend increases during the period. Seadrill Ltd.’s continued strengthening of its off-shore rig day rates coupled with a growing fleet of rigs translated to excellent earnings growth, four dividend increases and one special dividend. ONEOK, Inc. exhibited strong earnings growth, primarily from ONEOK Partners’ natural gas liquids business, which caused management to raise its dividend twice. Abbott Laboratories continued better than expected Earnings Per Share (EPS) reports and continued to have good news on several new drugs under development. The company also plans to restructure into separate pharmaceutical and medical products companies to unlock shareholder value.

Stocks that detracted from performance over the 12 month period included Enerplus Corp. (Energy sector), Telefonia SA and Windstream Corp. (Telecommunication Services sector), R.R. Donnelley & Sons Company (Industrials sector), and Annaly Capital Management Inc. (Financials sector). Enerplus Corp. was hurt by weak natural gas prices which depressed cash flows and endangered dividend levels. The stock was sold in June of 2012. Telefonica SA was affected by European economic woes coupled with new weakness in the Latin American telecommunications markets which hurt earnings and cash flow. Management guided dividend expectations down. The stock was sold in May of 2012. Windstream Corp. was hurt by market concerns about the company’s rural telephone company business and its transition towards increasing business customers and services. R.R. Donnelley & Sons was affected by market concerns about the future of the printing industry and the company’s lack of organic growth opportunities. Annaly Capital Management was affected by pass-through mortgage REIT spreads being squeezed by the Fed’s “Operation Twist.” The stock was sold in November of 2011.

Outlook

We think there is a much higher level of uncertainty and fear about future growth potential, government/currency stability, and even solvency. Whereas once investors felt that they could count on a limitless trajectory of economic growth punctuated by occasional backtracking that was soon healed in the “business cycle” process, now the “fiscal cliff ” image is a broader and more potent metaphor than a simple concern over congressional action by year-end. There is a reduction in faith among investors, a wavering of optimism. Since faith represents the emotional content of stock pricing (the rational content would be the actual facts), values and valuation have lost some shine. This will be how it is until something changes. Investors have been expecting change and recovery for many quarters now, and it’s hardly happened. Something is new and different. Something is interfering with the famed business cycle. We won’t pretend that we can define this “something” as discussed above. But we do know that people need energy, and food, and water, and healthcare, and shelter, and phone, and internet, the basics of life. We believe these areas of fundamental necessities will continue to provide opportunities for investment and return on investment for both companies and their shareholders. Clearly, this is where investors’ attention needs to remain focused.

This year has shown that the Fund can keep up with a “risk-on” market (as long as it is not one-sided and radical) and that its defense can be quite strong when risk appetites are sated. The most difficult scenario for the Fund, relative to the broad market, would be a sudden resolution of all problems and a great economic boom. We’re not too worried about that.

We continue to seek to invest in what are believed to be high quality companies with recurring business models that can pay their dividend and have the capacity to grow their dividend.

37

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Premium Yield Equity Fund - Class A* , the Russell 3000® Value Index and the Dow Jones U.S. Select Dividend Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares commenced on December 3, 2007. The initial public offering of Class Y shares commenced on August 12, 2008. The Class Y performance information is calculated using the historical performance of Class A for periods prior to August 12, 2008. The returns have been restated for sales charges and for fees applicable to Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

38

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Select Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Select Growth Fund primarily invests in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund invests in 25 to 30 companies that are generally high-quality seasoned and growing businesses, spread across an array of attractive and growing industries. Sands Capital generally seeks stocks with sustainable above average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength, and are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company.

Fund Performance

The Touchstone Sands Capital Select Growth Fund (Class A Shares) outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period ended September 30, 2012. The Fund’s total return was 34.72% (calculated excluding the maximum sales charge) while the total return of the benchmark was 29.19 percent.

Market Environment

While the U.S. and indeed the world do seem to be facing a period of slower overall growth, this does not mean that Growth Investors have to struggle. At its core, Growth Investing is about finding businesses that are either driving or benefiting from “change.” This never-ending cycle of creative destruction governs both economic and non-economic drivers of the global business landscape. We believe there will always be opportunities for diligent and selective growth investors to identify quality investments, whether a region is experiencing accelerating or decelerating growth.

What we will do to find the special businesses that can succeed in a period of depressed growth is continue to focus on what has worked for Sands Capital over the previous two decades. Despite the broad global economic malaise, our experience, deep fundamental research, and long-term concentrated approach should continue to position us to find leading growth businesses and achieve our mission of adding value.

Portfolio Review

On a relative basis, the top five contributors to performance for the period were Visa, Inc., Regeneron Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc., Salesforce.com, Inc., and National Oilwell Varco, Inc. National Oilwell Varco, a leading provider of critical drilling rig equipment, recently reported strong results, with revenues and operating income reaching record levels. The company benefits from both ongoing expansion of the global deepwater rig fleet, as well as from refurbishment of land and shallow-water rigs.

The top five relative detractors from performance were Netflix, Inc., Facebook, Inc., OpenTable, Inc., Coach, Inc., and Cerner Corporation. We originally purchased OpenTable because we believed there was opportunity for the company to take advantage of the shift to online restaurant reservations, potential for new products, and expansion opportunities outside of the U.S. We sold OpenTable in the first quarter of 2012 after observing several negative developments that lowered our conviction in the company’s ability to capitalize on these opportunities. These developments included senior level management changes, disappointing new product development, and increasing competition.

We initiated positions in four companies over the past year: Coach, Inc., athenahealth, Inc., Cerner Corporation, and Facebook, Inc. Coach is a leader in the $28 billion global premium handbags and accessories market. Through its “affordable luxury” value proposition, Coach has achieved the leading market share in the U.S.

39

Management's Discussion of Fund Performance (Unaudited) (Continued)

and the number two position in Japan. We believe Coach is uniquely positioned to capitalize on global growth opportunities due to its brand strength, strong financial position, and execution-driven management team. We think there is plenty of room for growth in the U.S., and see an even longer runway for continued expansion into overseas markets.

Athenahealth is a leading “software-enabled-service” provider in healthcare information technology. The company offers a subscription-based integrated suite of services to physician practices. The services include a web-based practice management system, a service for outsourcing back office billing, and a proprietary “live” payer rules database for reimbursement. We view this database as the company’s key asset, as it is currently the most comprehensive tool available to physician practices to ensure that insurance claims are submitted properly. The database has been developed over the past decade, is continuously updated, and we believe will be very difficult to replicate. In addition, athenahealth recently launched an electronic medical records platform and we anticipate a significant cross-selling opportunity. The company’s attractive business model scales well, and we believe it will generate long-term earnings growth.

Cerner is a leading global provider of integrated clinical information systems. We believe Cerner’s flagship product, the Cerner Millennium software suite, provides the most comprehensive set of clinical applications designed to improve safety, quality, and efficiency in the hospital setting. Furthermore, Cerner provides a variety of value-added services around its core Millennium offering. These services include off-site hosting capabilities, operational management, and revenue cycle management, which should provide a solid recurring revenue stream and opportunities to deepen relationships with current clients. We expect Cerner to capture a disproportionate share of new contract wins across multiple geographies, cross-sell additional modules/services to its large installed base, and continue to improve operating margins.

Facebook is the clear leader in social networking with over 900 million active users and accounts for more time spent online than any other destination on the web. Facebook’s broad application for users—e.g., communicating with friends, sharing news, photos, organizing events, etc.—creates a platform that captures unparalleled knowledge of human connections (i.e., the “social graph”). We think this platform is building the foundation to revolutionize online advertising by allowing marketers to mine its data to more effectively target and engage with brand advocates in ways previously not possible. As online advertising continues to evolve, Facebook’s platform offers significant optionality as its competitive advantages should allow it to develop a number of important revenue generating opportunities in the future.

We eliminated four Fund positions over the past 12 months: C.H. Robinson Worldwide, Inc., Illumina, Inc., OpenTable, Inc., and Netflix, Inc. We sold C.H. Robinson during the first quarter of 2012. While we believe C.H. Robinson remains the leading provider of third party logistics services in the U.S., we no longer have confidence in its ability to generate sustainable above average earnings growth over time.

Illumina is a global leader in the fast-growing genomic research tools space. Genetics are accountable for a significant component of human disease, but due to previous technological limitations scientists and researchers currently possess a very small fraction of this relevant genetic information. Newer genetic research tools are enabling scientists to efficiently narrow this information gap, fueling a revolution in scientific understanding and ultimately enabling the potential development of targeted therapies to address the root cause of many diseases. In particular, next-generation sequencing, where Illumina has a first-mover advantage with what we believe is the best-in-class platform, is delivering high-throughput genetic analysis at exponentially decreasing cost, essentially democratizing genetic research which should enable significant market expansion.

Roche, which is a global leader in clinical diagnostics, has made a bid to acquire Illumina, recognizing the importance of sequencing technology for the future of medical diagnostics and Illumina’s leadership in this space. While Illumina continues to dominate high-throughput sequencing, the market continues to evolve rapidly, with new competitors putting incremental pressure on overall market share and pricing for instruments

40

Management's Discussion of Fund Performance (Unaudited) (Continued)

and reagents. While there may be the potential for Roche to increase its bid price, we believe that significant further stock appreciation is limited, and chose to sell the Fund’s position in Illumina and reallocate those funds to what we believe are more attractive long-term investments.

The Fund exited its position in Netflix during the third quarter of 2012 because we no longer had conviction that the business met our investment criteria. Specifically, we had concerns with management’s ability to execute, the company’s ultimate growth potential, and the durability of its competitive advantages. In our view, several actions taken by Netflix’s management have been poorly executed, most notably the major change to its pricing plans and the announcement and subsequent reversal of Qwikster, a short-lived idea to spin off the DVD business.

Outlook

As long-term investors in business enterprises, not traders of stocks, Sands Capital does not actively ‘reposition’ portfolios on an ongoing basis. Clearly macro challenges persist–China’s slowdown, the European recession, continued deleveraging, geopolitical risks, and U.S. election uncertainty−but as a group, Fund companies continue to execute and deliver solid business results.

We diligently monitor and continually evaluate the long-term growth prospects for Fund companies while simultaneously seeking opportunities to add compelling new businesses to the Fund.

History has shown that in the long run, companies generating sustainable above-average earnings growth have been rewarded with significant stock price appreciation. This is why our process is predicated on using our six key investment criteria to 1) identify companies with business models that generate above-average earnings growth (typically companies with significant competitive advantages, strong leadership positions in attractive business spaces, and solid balance sheets); and 2) purchase these companies at rational valuations. While we acknowledge that over shorter-term periods there may be disconnects between stock prices and business fundamentals, we believe that our patient, disciplined and consistent investment philosophy will result in above-average returns over time.

41

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Z shares commenced on August 11, 2000. The initial public offering of Class Y shares commenced operations on August 27, 2004 and the initial public offering of Class A shares and Class C commenced on November 15, 2010. Class A and Class C shares performance information is calculated using the historical performance of Class Z shares for the periods prior to November 15, 2010 and Class Y shares performance information is calculated using the historical performance of Z shares for the periods prior to August 27, 2004. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Class Y shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

42

Management's Discussion of Fund Performance (Unaudited)

Touchstone Short Duration Fixed Income Fund

Sub-Advised by Longfellow Investment Management Co.

Investment Philosophy

TheTouchstone Short Duration Fixed Income Fund seeks to provide above market income, liquidity and risk-adjusted total return. Fund management targets these goals using a low risk approach, selecting a core group of securities from better yielding sectors within the government and corporate markets, and enhancing liquidity and yield by combining very short maturities with fixed rate issues in a barbell structure. The Fund invests in a diversified portfolio of fixed income securities of different maturities while seeking to maintain an effective duration between one and three years.

Fund Performance

The Touchstone Short Duration Fixed Income Fund (Class Z Shares) outperformed its benchmark, the Barclays 1-3 Year U.S. Treasury Index, for the 12-month period ended September 30, 2012. The Fund’s total return was 2.34 percent while the total return of the benchmark was 0.56 percent.

Market Environment

The economy seemed to stagger toward the finish line over the past year with periods of positive economic news followed quickly by negative data. Overall, we saw a choppy environment with sub-par growth and continued high unemployment. Overlaying this was slowing global growth and problems in Europe along with the approaching U.S. elections and the need to deal with the tax and fiscal issues before year-end (fiscal cliff ). In September of 2012, the Federal Reserve (the Fed) took action in the form of its third round of Quantitative Easing (QE3) which included a provision to: purchase agency mortgage securities for an indefinite time, continue with Operation Twist, which swaps shorter duration maturities for longer U.S Treasury securities, and extended their forecast for low short-term rates until 2015. Exhibiting its commitment to reduce unemployment, the Fed stated that it is willing to accept some higher inflation.

While there were periods of “risk-off,” for most of the year, particularly in April and May of 2012, the mood of the market was mostly “risk-on” which meant the spread sectors did well, particularly Commercial Mortgage-Backed Securities (CMBS). Corporate bonds, particularly Financials, Asset-Backed Securities (ABS) and Agency Pass-through securities also contributed to performance, but did not have a significant impact.

Portfolio Review

Over the year, the Funds’ allocations to agency securities and Small Business Administration (SBA) securities were reduced as they became fully priced in the scramble for high quality securities. The Fund’s allocation to credit cards was also reduced as new issuance was minimal and spreads tightened significantly. The Fund’s Collateralized Mortgage Obligation (CMO) allocation was trimmed as its holdings continued to pay down - when the mortgage loan’s principal value is reduced. The Fund added to auto, equipment and other esoteric ABS such as tax liens and whole business securitizations. During the year we also found value in CMBS and corporate bonds.

43

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

Given that the Fed has put interest rates on hold for the next several years, investors have been given a “free pass” to find the highest yielding securities consistent with their risk parameters. For the foreseeable future, fixed income spread product is destined to grind relentlessly tighter.

Any events which might stabilize the domestic and global economic situation such that the Fed would have to change course and be less accommodative would definitely be a major surprise to the market. Conversely, U.S. election results, failure to deal with the fiscal crisis, deepening Euro debt problems or slowing global growth could give rise to increased volatility and spread widening.

Given the Fed’s monetary stance, short-term rates should not move significantly and this will not be a significant contributor or detractor on performance. We will continue to use the Fund’s smaller size to identify opportunities which have the potential to provide an attractive return, although the opportunity set continues to get smaller as the demand for short maturity, high quality securities seems insatiable.

44

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Short Duration Fixed Income Fund - Class Z* and the Barclays Capital 1-3 Year U.S. Treasury Index

*	The initial public offering of Class Z shares commenced on March 1, 1994 and the public offering of Class Y shares commenced on May 4, 2009. Class Y performance information is calculated using the historical performance of Class Z, for periods prior to May 4, 2009.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

45

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Core Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Small Cap Core Fund seeks long-term capital appreciation by investing primarily in common stocks of companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to value ratio, free cash flow and return on equity. The goal is to purchase generally profitable, financially stable companies that consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented management, and are trading at a discount to their private market value.

Fund Performance

The Touchstone Small Cap Core Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Index for the 12-month period ended September 30, 2012. The Fund’s total return was 35.86 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 31.91 percent.

Market Environment

Equity markets reacted favorably to the Federal Reserve’s efforts to double-down on keeping short-term interest rates low and unchanged during the last year. Its “Operation Twist” program sold short-term U.S. Treasuries to purchase longer maturities, and its third round of Quantitative Easing (QE3) furthered efforts to keep interest rates at historically low levels. Both actions contributed to positive returns in equities.

The best performing sectors for the market were the Health Care, Consumer Discretionary, and Financials sectors. The worst performing sectors were Utilities, Energy, and Consumer Staples sectors.

Portfolio Review

Generally more economically sensitive stocks performed best over the past 12 months while defensive stocks lagged. This presented a headwind due to the Fund’s defensive nature. However, portfolio construction has often allowed the Fund to outperform in periods when we wouldn’t necessarily expect that to have been the case. The combination of portfolio construction and strong stock selection contributed to the Fund’s performance.

Stock selection in the Consumer Discretionary, Materials, and Industrials sectors contributed to performance while stock selection in the Financials, Information Technology, and Consumer Staples sectors detracted from performance over the 12-month period.

The Fund’s top performing stocks during this period included Consumer Discretionary companies, Cabela’s Inc., Sturm, Ruger & Company and Service Corporation of America. Outdoor equipment retailer Cabela’s Inc. saw strong yearly results with better same-store sales comparisons and excellent cost controls. Merchandise margins have continued to increase as a function of increasing Cabela’s branded merchandise and the company is benefiting from continued strong gun sales. Sturm, Ruger & Company, manufacturer of high-quality firearms, benefited from increased sales due to successful new product generation, as well as safety concerns and fear among some consumers about potential changes in gun laws. Service Corp., provider of funeral, cremation and cemetery services, proved recession resistant. Management raised its guidance for the year due to solid financials and stronger-than-expected earnings. Additional top performers were Materials company, NewMarket Corporation, and Industrials company, Old Dominion Freight Lines. NewMarket Corporation, a fuel technologies provider, was driven by strong margins even though volume was down year-over-year. Industrials company, Old Dominion Freight Lines, a regional, inter-regional and national logistics services provider, continued to

46

Management's Discussion of Fund Performance (Unaudited) (Continued)

execute and improve upon its industry leading operating margins.The company’s premium pricing and non-unionized workforce led to significantly higher margins versus its competitors.

The largest detractors to performance during the past 12 months included Energy company, World Fuel Services Corporation. Provider of global fuel logistics and land fuel products and services, World Fuel Services Corporation was purchased by the Fund during the second quarter of 2012. The company’s unique business model experienced tremendous growth over the full trailing year, however we believe the results were not reflective of the broad market rally that occurred during the period. Additional detractors included Industrials companies, Ritchie Brothers Auctioneers, Inc. and Knoll, Inc. The world’s largest industrial auctioneer, Ritchie Brothers Auctioneers was added to the Fund during the third quarter of 2012. Despite the company’s competitive advantages, it underperformed the market rally during the period, though we forecast its free cash flow and return on invested capital to improve over the next few years. Knoll, Inc., designer and manufacturer of branded office furniture products and textiles, experienced a drop in sales and profits due to decreased industry demand. Consumer Staples company Nu Skin Enterprises, Inc. and Health Care company, Owens & Minor, Inc. were the bottom performing stocks. Nu Skin Enterprises, maker of anti-aging products, traded into weaker territory after a report questioning the company’s operations in China was circulated. We believe the report’s allegations are without merit as the company recently announced expansion plans in China. Owens & Minor, Inc., distributor of national name-brand medical and surgical supplies, announced plans to acquire a health-care third-party logistics business in Europe during the second quarter. Despite the announcement and the company’s stable earnings throughout the period, the company’s concentrated customer base, regulatory hurdles and margin limitations each contributed to underperformance.

Over the past 12 months, the Fund purchased or added to positions in Albemarle Corp. and World Fuel Services Corporation and sold or trimmed positions in Cabela’s, Inc., Capella Education Company, PriceSmart, Inc. and Sturm, Ruger & Co., Inc. Knoll, Inc. and Owens & Minor, Inc. were sold. All of these changes were bottom-up driven.

Outlook

Our investment focus is at a company-specific level and not a top-down approach. As prudent managers of capital, we focus on fundamental facts and guard against speculation. While there are many headline concerns and fears – elections, fiscal cliffs, slowing Gross Domestic Product (GDP) growth, European sovereign debt, and Middle East angst – are already well known. It is the out-of-left-field events that usually catch the markets off guard.

Positive attributes in the market include visible progress in housing and services, underleveraged corporate balance sheets, attractive valuations, and healthy merger premiums. We believe dividend growth, stock buybacks, and premiums from acquisitions will lead equity returns and that the spread to 10-year U.S. Treasuries remains low. Equity risk premiums have rarely been greater, cause and effect of the continuing outflow from stock funds to bond funds and the low allocation to U.S. equities by all types of investors.

Looking forward, it is our view that confidence, not credit, is what needs to be increased. Confidence comes from having stable and transparent tax policy and regulatory rules. With policy certainty, we believe that corporations should part with their excess cash to hire and expand. Bull markets always begin with maximum fear and uncertainty, and this year appears to be no different with the solid performance in the broad markets to date. We believe equity returns should continue to outpace inflation and the returns of other mainstream, liquid asset classes given reasonable valuations and investor demand for income and, more importantly, growth in income. Dividends continue to grow and will remain, we believe, a key determinant of outperformance in a low interest rate world.

47

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Core Fund - Class A* and the Russell 2000® Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The Fund commenced operations on September 30, 2009.

** The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

48

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Cap Value Fund

Sub-Advised by DePrince, Race & Zollo, Inc.

Investment Philosophy

The Touchstone Small Cap Value Fund seeks long-term capital appreciation by investing primarily in common stocks of small-cap companies that appear to be trading below their perceived value. The Fund utilizes a bottom-up security selection process that consists of three factors: dividend yield, low valuation, and a fundamental catalyst.

Fund Performance

The Touchstone Small Cap Value Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Value Index for the 12-month period ended September 30, 2012. The Fund’s total return was 34.87 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 32.63 percent.

Market Environment

Stocks of small-capitalization companies returned more than 30% over the period despite the persistent tug-of-war between positive fundamentals and macroeconomic concerns. European leaders continued negotiations over plans to solve their sovereign debt crisis, the U.S. economy saw fits and starts but continued to show signs of improvement, and the consumer remained resilient as the housing and job markets gradually improved, providing additional confidence going forward.

Portfolio Review

The Fund’s performance over the period validated our relative valuation work and bottom-up research, which led to the Fund’s repositioning into more economically-sensitive companies in the second half of 2011. This cyclical exposure drove performance in the year. Stock selection and overweights in the Industrials, Materials and Consumer Discretionary sectors were the largest contributors to the Fund’s relative performance. Strong earnings results and positive outlooks boosted many of the Fund’s holdings. Eight of the top ten contributing stocks were within these sectors including Eagle Materials, Inc., H.B. Fuller Co., and PolyOne Corp. (Materials sector), Meredith Corp., Cooper Tire & Rubber Co., and Jones Group Inc. (Consumer Discretionary sector), and Lennox International Inc. and Apogee Enterprises (Industrials sector).

Over the period, the Fund’s Materials sector holdings surged, while the holdings in the Index also increased, but to a lesser degree. Eagle Materials was the top performing stock in the Fund; we exited the Fund’s position in April of 2012 after it reached its relative valuation target. This cement and wallboard manufacturer rose after management announced a 35% price increase for their wallboard products that dramatically improved profitability in 2012. It also benefited from improved housing and construction optimism, in addition to expanding capacity for specialized cement, which has seen increasingly strong demand. Chemical companies, H.B. Fuller and Polyone, outperformed on firming industrial order trends. Polyone is also successfully growing its mix of specialty chemicals, which may improve margins. Cooper Tire & Rubber Co. posted market share gains, and benefited from lower raw material costs. Apogee Enterprises, a manufacturer of value-added commercial glass coatings, outperformed on an improved order book and better pricing. Both of these stocks reached the Fund’s relative valuation targets and exited the Fund in August of 2012. Meredith Corp., a diversified media company, was rewarded after the company raised the dividend 50% and benefited from a strong election year. The retail industry performed well this period due to stronger than expected sales and earnings results. Jones Group benefited from improving margins and effectively-managed inventory levels. Trends within their core women’s business and positive feedback on their upcoming Fall product line increased expectations for its 2012 results.

49

Management's Discussion of Fund Performance (Unaudited) (Continued)

While the Fund’s underweight in the Financials sector detracted from performance, several of the Fund’s Financials holdings were solid performers. Greenhill & Co. Inc., a Mergers & Acquisitions (M&A) advisory firm, was a top ten contributing stock as M&A activity accelerated. We saw the Fund’s first takeover of the period in August of 2012. Flagstone Reinsurance Holdings agreed to a takeover bid by Validus Holdings for a 20% premium. This also boosted shares of Greenhill and Evercore Partners Inc., who are direct beneficiaries of improving M&A trends.

The Fund’s larger positions within the Information Technology sector underperformed due to concerns of a cyclical slowdown. Adtran Inc., a high-speed digital transmission provider, traded lower after management provided disappointing guidance due to uncertainty surrounding capital expenditure budgets among its telecom customers. We believe the spending environment will improve in future quarters and the company is beginning to realize synergies from their recent international acquisition. Brooks Automation Inc. and Intersil Corp. also traded lower on technology spending concerns. Brooks continues to grow their Life Sciences business which we believe should improve margins and create more stable earnings. We also remain confident in Intersil and are pleased with management’s recent announcement of a $50 million share buyback program. A rebound in semiconductor capital equipment spending going forward should also improve results.

Dividend paying stocks were clearly in favor in the last six months of 2011 as investors searched for income and safety in the more defensive, dividend-rich sectors of Utilities, Consumer Staples and Health Care. As markets sold off in the third quarter of 2011, our relative valuation work indicated that many of the defensive stocks became overvalued in the third quarter of 2011. Consequently, we were presented with the opportunity to invest in a wide variety of high quality, above-average yielding stocks in the more economically-sensitive sectors of Materials, Consumer Discretionary and Industrials. This portfolio transition in late third quarter of 2011 into early fourth quarter of 2011, driven by the Fund’s bottom-up stock selection process, proved beneficial for absolute and relative returns. As markets sold off in the second quarter of 2012, when Gross Domestic Product (GDP) estimates were lowered, we materially added to the Fund’s Energy sector positions. This proved rewarding in the third quarter of 2012 as those holdings drove the Fund’s quarterly outperformance. Portfolio activity and the consistent execution of buy/sell discipline also contributed to outperformance. During the market gyrations of the period, subsequent valuation opportunities presented themselves. As stocks approached their valuation targets, we sold them and moved into stocks with more attractive risk/reward perspectives.

Outlook

Through our bottom-up stock selection process, we continue to find what we believe are the greatest opportunities in cyclical sectors with attractive valuations and fundamental catalysts. We believe improving economic data on housing, employment, and manufacturing should provide a positive backdrop for the Fund’s economically-sensitive holdings. Increased M&A activity should also benefit several of the Fund’s Financials holdings.

Uncertainty continues to plague investor confidence despite incremental improvements in the economy. We are paying close attention to the potential impacts of the November election, GDP uncertainty around the globe, slower earnings growth with tougher earnings comparisons ahead, tax policy uncertainty, and the impending fiscal cliff.

We believe that the Fund’s current income from dividends and low relative valuations should become more attractive in this low-growth, income-starved environment. We are pleased to see several of the Fund’s holdings, such as Ryder System Inc. and Steris Corp., use their strong balance sheets and cash generation to return more cash to shareholders in the form of dividends.

The Fund maintains a cyclical bias with overweights in the Industrials, Energy, and Materials sectors. We continue to find opportunities in sectors leveraged to economic activity with near-term fundamental catalysts versus the more defensive sectors, which continue to trade at/near relative historical high valuations.

50

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Value Fund - Class A* and the Russell 2000® Value Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class Z shares commenced on March 4, 2002. On June 10, 2011, Class Z shares were converted to Class A shares and performance for periods prior to the date of conversion represents the performance of Class Z shares. The initial public offering of the Class C, Class Y, and Institutional Class shares commenced on March 1, 2011. The Class A shares performance information is calculated using the historical performance of Class Z shares for periods prior to June 1, 2011 and Class C, Class Y and Institutional Class shares performance information is calculated using the historical performance of Class Z shares for periods prior to March 1, 2011. The returns have been stated for sales charges and for fees applicable for Class A, Class C, Class Y and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

51

Management's Discussion of Fund Performance (Unaudited)

Touchstone Total Return Bond Fund

Sub-Advised by EARNEST Partners LLC

Investment Philosophy

The Touchstone Total Return Bond Fund seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.

Fund Performance

The Touchstone Total Return Bond Fund (Class A Shares) outperformed its benchmark, the Barclays U.S. Aggregate Bond Index for the 12-month period ended September 30, 2012. The Fund’s total return was 6.42 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 5.16 percent.

Market Environment

The past twelve months were mixed, with continuing volatility and heightened uncertainty. A year ago the markets endured a tough third quarter driven by the Euro crisis and the U.S. debt ceiling debacle and subsequent U.S. downgrade by Standard & Poor’s. The first quarter of the trailing year saw an aftershock but, as the New Year opened, investors began a hunt for yield. The end result was a 0.28 percent drop in the yield of the ten-year Treasury note and a solid collapse in spreads in all sectors. The demand for perceived “safe” assets remained high at a time when the supply is constrained. While the U.S. Treasury is issuing bonds, many spread sectors are shrinking. The demand for “safe” assets has little to do with asset allocation if one remembers that many investors such as banks and insurance companies need debt. The hunt for yield is on. The Federal Reserve (the Fed) continues to be the world’s largest bond fund, buying agency Mortgage-Backed Securities (MBS) seemingly without care for valuation.

Portfolio Review

Focus on the Fund’s duration neutrality and spread during the period contributed to performance. As investors searched for yield, the Fund’s underweight of Treasuries was helpful with spreads coming down across the board. The Fund’s higher spread sectors like Commercial Mortgage-Backed Securities (CMBS) and Corporate Finance issues performed well. Anchors like Small Business Administration Development Company Participation Certificates (SBA DCPC) and Title XI Ship Financing debt obligations contributed as well. Sector selection, quality allocation and security selection were additive to overall performance as well. Utility Asset-Backed Securities (ABS) issues were added back to the Fund, as well as structured settlement ABS and Freddie Mac multi-family subordinated issues. The Fund’s U.S. Government weight was reduced from 70 percent to 60 percent, which is about as low as the strategy for the Fund wants to go. Selective credit was added. The Fund’s portfolio is currently 110 percent of the benchmark duration, a tolerance within which the Fund’s strategy wants to remain. During the past 12 months, duration’s attribution effect subtracted slightly from performance; however, the attribution effect from the yield curve added slightly to Fund performance for the 12-month period.

52

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

We believe that investors must deal with the U.S. election and the fiscal cliff immediately. Four years into the credit crisis, massive governmental involvement is showing no signs of coming to an end. If nothing else, we believe the markets will not return to normal until the Federal Reserve ceases its massive investing activities. We remain cautious on the outlook for single-family MBS and see no value in U.S. Treasuries. The supply of securities in sectors like SBA DCPC and U.S. agency multi-family debt remains strong. U.S. corporations are generally in good shape which, we believe, is precisely why investors should be wary. If growth slows, corporate management may sacrifice credit quality for equity performance. We believe stockholders will win over bondholders with increased dividends and stock buybacks. We believe the Fund’s focus on yield should drive performance in the next year and its focus on quality, while underweighting Treasuries, should help the Fund’s performance under the widest array of outcomes, which is the goal of its process. The Fund remains fully invested and interest rate forecast agnostic.

53

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Total Return Bond Fund - Class A* and the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class Y shares began operations on November 15, 1991, Class A shares began operations on August 16, 2010, and Class C and Institutional Class shares began operations on August 1, 2011. The Class A shares performance information is calculated using the historical performance of Class Y for periods prior to August 16, 2010 and Class C and Institutional Class shares performance information is calculated using the historical performance of Class Y for periods prior to August 1, 2011. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

54

Management's Discussion of Fund Performance (Unaudited)

Touchstone Ultra Short Duration Fixed Income Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and municipal bonds. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by maintaining an effective duration of one year or less under normal market conditions.

Fund Performance

The Touchstone Ultra Short Duration Fixed Income Fund (Class Z Shares) outperformed its benchmarks, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index. The Fund’s total return was 2.10 percent for 12-month period ended September 30, 2012 while the total returns of its benchmarks were 0.07 percent and 0.26 percent, respectively.

Market Environment

Throughout the 12-month period, financial markets exceeded investors’ expectations, despite disappointing economic news and ongoing worries about Europe. The S&P 500 Index posted positive returns for the trailing 12 months, with strong results in three of the past four quarters. At the same time, credit markets continued to advance with positive trailing one-year returns for Investment Grade bonds (represented by the Barclays U.S. Credit Index) and High Yield bonds (represented by the BofA Merrill Lynch High Yield Cash Pay Index).

The catalysts for these market moves were precedent setting actions by the European Central Bank (ECB) and the Federal Reserve (the Fed). To calm fears about a collapsing eurozone, the ECB oversaw a region-wide supervisory banking structure and also purchased the debt of countries such as Spain and Italy in the secondary markets. These developments bolstered the authority of the ECB by granting it powers that the Fed and other central banks already possess. For its part, the Fed exceeded expectations when it announced that the third round of Quantitative Easing (QE3) would be maintained as long as unemployment remained unacceptably high, and that the period of unusually low interest rates would be extended to mid-2015.

Given this backdrop, it is not surprising that investors sought riskier fixed income assets. Low nominal yields were the norm, and just about any security that offered a meaningful pickup in yield over U.S. Treasury securities performed well in the “risk-on” market. U.S. Treasury yields declined modestly during the year. The bigger story (and driver of returns) was the decline in risk premiums for all non-U.S. Treasury securities — the move was impressive given the already low nominal yields. As one would expect those sectors with the widest spreads performed best. During the period, all short duration (0-3 year) fixed income subsectors posted positive performance, paced by Commercial Mortgage-Backed Securities (CMBS), Corporate Bonds and Asset-Backed Securities (ABS), which underscored the rally in spreads.

There was no meaningful change in the shape of the front end of the yield curve. Low nominal short-term rates drove investors into intermediate maturity bonds. So, while the curve did not contribute meaningfully to returns during the period, many investors took on more duration risk (“reaching for yield”) which could become problematic in the future.

Portfolio Review

The Fund’s sector allocations saw moderate changes, mostly in the latter half of the period. The most significant change in sector exposure was in CMBS which declined. Exposure to Corporate Bonds and ABS each increased

55

Management's Discussion of Fund Performance (Unaudited) (Continued)

as we believed that these sectors offered the most compelling opportunities. Exposure to Agency MBS (adjustable rate mortgages, pass-throughs and collateralized mortgage obligations) held steady at approximately 20% of Fund assets, a historically low level for the Fund.

Portfolio duration at period-end was 0.73 years, in line with the target duration of 0.75 years. Interest rate risk was not the primary driver of performance during the period as short-term interest rates did not move much. The significant narrowing of spreads, (or risk premiums) made “spread duration” the more relevant driver of return.

Outlook

We believe the Fund’s approach tends to perform well in a range-bound, or moderately rising, interest rate environment. The Fund focuses on the income component of return by acquiring higher yielding, structured securities with a stable cash flow profile that tend to produce competitive relative returns in an economic environment characterized by moderately improving credit fundamentals.

Given the flat relative value landscape, producing outperformance relative to the Fund’s benchmark through sector allocation becomes increasingly difficult. In this environment, we believe opportunistic investing utilizing a bottom-up approach will be the key to generating competitive returns. We believe that the CMBS and ABS sectors currently offer the greatest opportunity. The agency MBS sectors, especially agency adjustable rate mortgages, are at risk of underperforming, and we will continue to reduce exposure to these sectors. Agency MBS are trading at historically high prices at a time when mortgage rates are at historically low levels. As capacity is added in the mortgage origination business, prepayment speeds are likely to increase, potentially putting pressure on MBS prices.

Risk premiums have contracted to extremely low levels in most sectors. So much so, that in some sectors the risk/return tradeoff is heavily skewed toward risk. It is hard to imagine security prices appreciating materially from current levels, but not impossible. We believe that the global slowdown, combined with the U.S. elections and a potential “fiscal cliff,” should increase investor focus on credit risk and that volatility will increase as the markets continue to ebb and flow.

Our outlook is for a generally weak recovery with baseline growth in the 2% range. Rates are likely to remain range-bound well into 2014 and possibly longer (the Fed is reaffirming low short-term rates into 2015).

With volatility currently at cycle lows and economic and political headwinds looming, we have adopted a somewhat more defensive posture. Duration is down slightly during the previous 12 months while cash equivalents have increased, potentially reducing the Fund’s overall risk profile. With many sectors appearing fully valued and volatility likely to increase, we believe there will be an opportunity to deploy cash at more attractive prices in the future.

56

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ultra Short Duration Fixed Income Fund - Class A*, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the BofA Merrill Lynch 1-Year U.S. Treasury Note Index

*	The chart above represents performance for the Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of the Class Z shares commenced on March 1, 1994. The initial public offering of Class A, Class C , Class Y and Institutional Class shares commenced on April 16, 2012. Class A, Class C, Class Y and Institutional Class shares performance information is calculated using the historical performance of Class Z shares for the periods prior to April 16, 2012. The returns have been restated for sales charges and for fees applicable to Class A, Class C, Class Y and Institutional Class.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges, if applicable.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance.

57

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2012

Touchstone Emerging Markets Equity Fund
Sector Allocation*	(% of Net Assets)
Financials	21.0%
Consumer Discretionary	15.9
Materials	13.3
Consumer Staples	11.2
Energy	11.1
Information Technology	9.9
Telecommunication Services	6.8
Industrials	4.7
Utilities	3.4
Health Care	1.2
Investment Funds	4.2
Other Assets/Liabilities(Net)	(2.7)
Total	100.0%

Touchstone Focused Equity Fund
Sector Allocation*	(% of Net Assets)
Financials	20.2%
Consumer Discretionary	15.3
Information Technology	14.8
Industrials	14.8
Energy	9.8
Telecommunication Services	7.2
Health Care	6.6
Consumer Staples	5.6
Investment Funds	7.3
Other Assets/Liabilities (Net)	(1.6)
Total	100.0%

Touchstone Global Equity Fund
Sector Allocation*	(% of Net Assets)
Materials	20.5%
Health Care	19.2
Consumer Discretionary	9.4
Industrials	8.6
Energy	8.4
Information Technology	8.4
Consumer Staples	8.3
Telecommunication Services	7.3
Financials	5.7
Investment Funds	8.4
Other Assets/Liabilities(Net)	(4.2)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

58

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Global Real Estate Fund
Sector Allocation*	(% of Net Assets)
Retail	27.9%
Specialized	16.7
Office	15.1
Diversified Real Estate Activities	13.1
Residential	8.4
Diversified REIT	6.5
Industrials	3.9
Real Estate Operating Companies	2.6
Real Estate Development	2.5
Mortgage	0.8
Hotels, Resorts & Cruise Lines	0.6
Investment Funds	4.7
Other Assets/Liabilities (Net)	(2.8)
Total	100.0%

Touchstone International Fixed Income Fund
Credit Quality**	(% of Investment Securities)
AAA/Aaa	44.8%
AA/Aa	12.8
A/A	10.7
BBB/Baa	15.5
BB/Ba	5.0
B/B	1.6
NR	9.6
Total	100.0%

Touchstone Large Cap Relative Value Fund
Sector Allocation*	(% of Net Assets)
Financials	26.7%
Consumer Discretionary	15.5
Energy	13.8
Information Technology	12.9
Industrials	11.5
Health Care	7.8
Utilities	4.4
Materials	2.8
Consumer Staples	1.9
Investment Fund	2.7
Other Assets/Liabilities (Net)	0.0
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

** Composite of Standard and Poors, Moody's and Fitch ratings

59

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Market Neutral Equity Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Information Technology	22.7%
Consumer Discretionary	16.2
Health Care	13.2
Energy	12.5
Financials	11.6
Industrials	9.9
Materials	7.3
Telecommunication Services	0.9
Utilities	0.7
Consumer Staples	0.7
Investment Fund	1.9
Cash Collateral for Securities Sold Short	98.7
Other Assets/Liabilities (Net)	(0.7)
195.6
Short Positions
Information Technology	(19.4)
Consumer Discretionary	(17.2)
Health Care	(13.5)
Financials	(12.3)
Energy	(12.3)
Industrials	(10.8)
Materials	(7.0)
Consumer Staples	(1.3)
Utilities	(1.1)
Telecommunication Services	(0.7)
(95.6)
Total	100.0%

Touchstone Merger Arbitrage Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Financials	19.1%
Information Technology	15.6
Health Care	14.3
Industrials	13.0
Consumer Staples	8.1
Consumer Discretionary	7.1
Energy	6.1
Utilities	3.5
Materials	2.6
Other	3.6
Investment Funds	4.1
Cash Collateral for Securities Sold Short	13.8
Other Assets/Liabilities (Net)	5.5
116.4
Short Positions
Financials	(3.6)
Consumer Staples	(2.9)
Consumer Discretionary	(2.6)
Utilities	(2.2)
Industrials	(1.8)
Energy	(1.2)
Health Care	(1.2)
Information Technology	(0.9)
(16.4)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

60

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Mid Cap Fund
Sector Allocation*	(% of Net Assets)
Financials	21.6%
Consumer Discretionary	20.5
Consumer Staples	17.1
Materials	15.1
Industrials	7.6
Information Technology	7.4
Energy	5.7
Health Care	2.5
Investment Funds	6.2
Other Assets/Liabilities (Net)	(3.7)
Total	100.0%

Touchstone Mid Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	20.8%
Information Technology	11.6
Industrials	10.6
Consumer Staples	9.8
Consumer Discretionary	9.7
Utilities	9.4
Materials	9.2
Health Care	8.7
Energy	7.1
Exchange Traded Fund	1.0
Investment Fund	1.8
Other Assets/Liabilities (Net)	0.3
Total	100.0%

Touchstone Premium Yield Equity Fund
Sector Allocation*	(% of Net Assets)
Energy	22.5%
Health Care	18.1
Utilities	15.8
Financials	12.3
Information Technology	8.4
Telecommunication Services	7.9
Industrials	5.2
Materials	3.9
Consumer Staples	1.8
Investment Fund	13.8
Other Assets/Liabilities (Net)	(9.7)
Total	100.0%

Touchstone Sands Capital Select Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	42.2%
Consumer Discretionary	21.7
Health Care	16.3
Energy	10.2
Industrials	2.8
Materials	2.7
Financials	2.3
Investment Funds	4.9
Other Assets/Liabilities (Net)	(3.1)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

61

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Short Duration Fixed Income Fund
Credit Quality**	(% of Investment Securities)
AAA	74.3%
AA	5.3
A	9.6
BBB	10.8
Total	100.0%

Touchstone Small Cap Core Fund
Sector Allocation*	(% of Net Assets)
Financials	23.4%
Industrials	16.8
Consumer Discretionary	15.5
Materials	12.5
Consumer Staples	9.6
Energy	8.5
Information Technology	8.1
Health Care	3.0
Investment Funds	12.5
Other Assets/Liabilities (Net)	(9.9)
Total	100.0%

Touchstone Small Cap Value Fund
Sector Allocation*	(% of Net Assets)
Financials	24.2%
Industrials	20.3
Consumer Discretionary	11.2
Materials	10.8
Information Technology	10.3
Energy	9.6
Health Care	4.9
Consumer Staples	4.8
Utilities	2.4
Investment Funds	13.0
Other Assets/Liabilities (Net)	(11.5)
Total	100.0%

Touchstone Total Return Bond Fund
Credit Quality**	(% of Investment Securities)
Aaa	65.1%
Aa	2.9
A	13.3
Baa	12.1
Ba	3.2
B	1.8
N/R	1.6
Total	100.0%

Touchstone Ultra Short Duration Fixed Income Fund
Credit Quality**	(% of Investment Securities)
AAA	40.0%
AA	17.1
A	12.9
BBB	20.8
N/A	9.2
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

** Composite of Standard and Poors, Moody's and Fitch ratings

62

Portfolio of Investments

Touchstone Emerging Markets Equity Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 98.5%

Brazil — 10.9%
All America Latina Logistica SA	970,553	$3,988,017
Banco Bradesco SA (Preference)	481,594	7,718,332
Cia Energetica de Minas Gerais (Preference)	441,996	5,363,467
Gerdau SA (Preference)	590,531	5,589,981
Lojas Americanas SA (Preference)	1,051,533	8,174,696
Lojas Renner SA	371,573	12,335,362
Petroleo Brasileiro SA (Preference)	736,359	8,118,201
Vale SA ADR	176,873	3,166,027
Vale SA (Preference)	201,075	3,494,326
		57,948,409

South Africa — 8.8%
Aveng Ltd.	1,351,017	5,079,097
Foschini Group Ltd.	679,305	10,325,469
Impala Platinum Holdings Ltd.	220,234	3,678,064
JD Group Ltd.	762,648	4,260,859
Massmart Holdings Ltd.	177,734	3,564,290
MTN Group Ltd.	378,318	7,282,269
Woolworths Holdings Ltd.	1,712,141	12,505,233
		46,695,281

India — 8.3%
Bharat Forge Ltd.	916,716	5,310,505
Bharat Heavy Electricals Ltd.	1,012,322	4,739,651
Bharti Airtel Ltd.	1,427,568	7,184,528
ITC Ltd.	1,863,793	9,625,504
Mahindra & Mahindra Ltd.	379,966	6,229,152
Oil & Natural Gas Corp. Ltd.	1,126,870	6,000,217
Reliance Industries Ltd.	272,788	4,329,853
Reliance Industries Ltd. GDR, 144a	13,890	437,257
		43,856,667

Mexico — 6.6%
America Movil SAB de CV, Series L ADR	247,944	6,307,695
Fomento Economico Mexicano SAB de CV ADR	60,643	5,577,943
Grupo Financiero Banorte SAB de CV - Class O	1,422,920	8,042,219
Kimberly-Clark de Mexico SAB de CV - Class A	3,338,097	7,971,962
Wal-Mart de Mexico SAB de CV - Class A	2,435,559	6,859,131
		34,758,950

Cayman Islands — 5.8%
ASM Pacific Technology Ltd.†	1,050,281	12,427,477
Daphne International Holdings Ltd.	9,006,245	9,036,386
Tingyi Cayman Islands Holding Corp.	3,141,810	9,461,025
		30,924,888

Thailand — 5.7%
Kasikornbank PCL	1,947,216	11,545,384
PTT Exploration & Production PCL	1,265,770	6,682,509
Siam Cement PCL	251,214	3,248,316
Siam Cement PCL (Non-Voting)	316,525	3,588,929
Thai Oil PCL	2,476,323	5,249,515
		30,314,653

Bermuda — 5.7%
Credicorp Ltd.	68,001	8,519,165
First Pacific Co. Ltd.	8,626,867	9,378,904
Ports Design Ltd.	46	36
VTech Holdings Ltd.†	989,352	12,121,206
		30,019,311

Hong Kong — 5.2%
China Overseas Land & Investment Ltd.	3,653,461	9,291,435
CNOOC Ltd.	4,002,577	8,207,450
Wharf Holdings Ltd.	1,413,327	9,815,214
		27,314,099

Taiwan — 4.9%
Giant Manufacturing Co. Ltd.	1,706,230	9,051,078
Taiwan Semiconductor Manufacturing Co. Ltd.	3,537,155	10,835,844
Tripod Technology Corp.	2,529,208	6,212,256
		26,099,178

China — 4.6%
China BlueChemical Ltd.	8,839,568	5,232,571
Industrial & Commercial Bank of China - Class H	14,078,661	8,315,689
PetroChina Co. Ltd. - Class H	4,060,145	5,319,939
Weichai Power Co. Ltd. - Class H†	1,859,279	5,694,816
		24,563,015

Korea — 4.4%
BS Financial Group, Inc.	529,727	5,719,436
POSCO	9,314	3,062,975
Samsung Electronics Co. Ltd.	8,804	10,662,154
Shinhan Financial Group Co. Ltd.	120,166	4,103,111
		23,547,676

Turkey — 4.4%
Akbank TAS	1,119,280	4,421,693
Trakya Cam Sanayi AS*	4,604,745	5,201,076
Tupras Turkiye Petrol Rafine	233,712	5,331,585
Turkcell Iletisim Hizmetleri AS*	977,074	5,952,962
Turkiye Garanti Bankasi AS	591,982	2,470,366
		23,377,682

Indonesia — 3.5%
Bank Mandiri Tbk PT	10,910,902	9,348,944
Telekomunikasi Indonesia Tbk PT	9,387,870	9,270,154
		18,619,098

United Kingdom — 3.4%
Fresnillo PLC	310,562	9,292,741
SABMiller PLC	203,402	8,933,964
		18,226,705

Malaysia — 2.5%
British American Tobacco Malaysia Bhd	368,903	7,289,953

63

Touchstone Emerging Markets Equity Fund (Continued)

		Market
	Shares	Value
Common Stocks — 98.5% (Continued)

Malaysia — (Continued)
CIMB Group Holdings Bhd	2,434,293	$5,973,237
		13,263,190

Canada — 2.3%
Eldorado Gold Corp.†	465,212	7,093,406
Yamana Gold, Inc.	276,453	5,281,037
		12,374,443

Jersey — 2.1%
Randgold Resources Ltd. ADR	90,764	11,163,971

Luxembourg — 1.8%
Tenaris SA ADR†	230,028	9,378,242

South Korea — 1.4%
Hankook Tire Co. Ltd.±	194,973	7,297,728

Singapore — 1.3%
Keppel Land Ltd.	2,287,589	6,617,455

Czech Republic — 1.3%
CEZ AS*	177,078	6,607,209

Israel — 1.2%
Teva Pharmaceutical Industries Ltd. ADR	155,196	6,426,666

Peru — 1.2%
Cia de Minas Buenaventura SA ADR	164,441	6,406,621

Chile — 1.1%
Enersis SA	18,538,207	6,054,863

United States — 0.1%
Southern Copper Corp.	9,925	341,022
Total Common Stocks		$522,197,022

Investment Funds — 4.2%
Invesco Government & Agency Portfolio**	22,265,716	22,265,716
Touchstone Institutional Money Market Fund^	603	603
Total Investment Funds		$22,266,319

Total Investment Securities —102.7%
(Cost $543,691,061)		$544,463,341

Liabilities in Excess of Other Assets — (2.7%)		(14,288,357)

Net Assets — 100.0%		$530,174,984

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $21,181,186.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

±	Fair valued security by Fund's Investment Advisor.

Portfolio Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $437,257 or 0.08% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

64

Touchstone Emerging Markets Equity Fund (Continued)

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$57,948,409	$—	$—	$57,948,409
South Africa	46,695,281	—	—	46,695,281
India	43,856,667	—	—	43,856,667
Mexico	34,758,950	—	—	34,758,950
Cayman Islands	30,924,888	—	—	30,924,888
Thailand	30,314,653	—	—	30,314,653
Bermuda	30,019,311	—	—	30,019,311
Hong Kong	27,314,099	—	—	27,314,099
Taiwan	26,099,178	—	—	26,099,178
China	24,563,015	—	—	24,563,015
Korea	23,547,676	—	—	23,547,676
Turkey	23,377,682	—	—	23,377,682
Indonesia	18,619,098	—	—	18,619,098
United Kingdom	18,226,705	—	—	18,226,705
Malaysia	13,263,190	—	—	13,263,190
Canada	12,374,443	—	—	12,374,443
Jersey	11,163,971	—	—	11,163,971
Luxembourg	9,378,242	—	—	9,378,242
South Korea	—	—	7,297,728	7,297,728
Singapore	6,617,455	—	—	6,617,455
Czech Republic	6,607,209	—	—	6,607,209
Israel	6,426,666	—	—	6,426,666
Peru	6,406,621	—	—	6,406,621
Chile	6,054,863	—	—	6,054,863
United States	341,022	—	—	341,022
Investment Funds	22,266,319	—	—	22,266,319
				$544,463,341

At September 30, 2012 securities valued at $120,295,762 were transferred from Level 2 to Level 1 pursuant to the Fund's fair valuation policy.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the year ended September 30, 2012:

Measurements Using Unobservable Inputs (Level 3)

	Common Stock
	South
Assets	Korea		Total
Beginning balance	$—		$—
Gross transfers into Level 3	7,297,728	(a)	7,297,728
Ending balance	$7,297,728		$7,297,728

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at September 30, 2012 was ($529,048).

(a)Transferred from Level 1 to Level 3 due to lack of observable valuation inputs.

		Valuation	Unobservable
Common Stocks	Fair Value	Technique	Input
Hankook Tire Co. Ltd	$7,297,728	Last sales price	Company Restructuring

 See accompanying Notes to Financial Statements.

65

Portfolio of Investments

Touchstone Focused Equity Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 94.3%

Financials — 20.2%
Allstate Corp. (The)	155,399	$6,155,354
Bank of America Corp.	599,353	5,292,288
Bank of New York Mellon Corp. (The)	142,209	3,216,768
Fidelity National Financial, Inc. - Class A	108,497	2,320,751
Goldman Sachs Group, Inc. (The)	39,103	4,445,229
		21,430,390

Consumer Discretionary — 15.3%
Carnival Corp.	73,794	2,689,053
International Speedway Corp. - Class A	57,276	1,624,920
Lowe's Cos, Inc.	58,110	1,757,246
Royal Caribbean Cruises Ltd.	61,133	1,846,828
Sotheby's	23,855	751,432
Speedway Motorsports, Inc.	107,360	1,653,344
Time Warner Cable, Inc.	62,096	5,902,846
		16,225,669

Information Technology — 14.8%
Adobe Systems, Inc.*	68,043	2,208,676
Apple, Inc.	6,194	4,133,008
Arrow Electronics, Inc.*	61,881	2,086,009
Google, Inc. - Class A*	5,099	3,847,196
Hewlett-Packard Co.	107,821	1,839,426
Microsoft Corp.	55,036	1,638,972
		15,753,287

Industrials — 14.8%
Alliant Techsystems, Inc.	85,106	4,264,662
Gardner Denver, Inc.	33,467	2,021,741
Kennametal, Inc.	26,546	984,326
Oshkosh Corp.*	122,005	3,346,597
Universal Forest Products, Inc.	122,029	5,069,085
		15,686,411

Energy — 9.8%
Devon Energy Corp.	39,693	2,401,426
Exxon Mobil Corp.	33,085	3,025,623
Halliburton Co.	45,436	1,530,739
National Oilwell Varco., Inc.	22,507	1,803,036
World Fuel Services Corp.	45,423	1,617,513
		10,378,337

Telecommunication Services — 7.2%
France Telecom SA ADR†	198,985	2,431,597
KDDI Corp. ADR	269,735	5,219,372
		7,650,969

Health Care — 6.6%
Owens & Minor, Inc.	84,658	2,529,581
WellPoint, Inc.	77,237	4,480,518
		7,010,099

Consumer Staples — 5.6%
Energizer Holdings, Inc.	15,273	1,139,519
Sysco Corp.	107,201	3,352,175
TESCO PLC ADR	88,564	1,432,966
		5,924,660
Total Common Stocks		$100,059,822

Investment Funds — 7.3%
Invesco Government & Agency Portfolio**	2,541,236	2,541,236
Touchstone Institutional Money Market Fund^	5,180,604	5,180,604
Total Investment Funds		$7,721,840

Total Investment Securities —101.6%
(Cost $106,243,292)		$107,781,662

Liabilities in Excess of Other Assets — (1.6%)		(1,681,754)

Net Assets — 100.0%		$106,099,908

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $2,407,279.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

66

Touchstone Focused Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$100,059,822	$—	$—	$100,059,822
Investment Funds	7,721,840	—	—	7,721,840
				$107,781,662

See accompanying Notes to Financial Statements.

67

Portfolio of Investments

Touchstone Global Equity Fund – September 30, 2012

		Market
	Shares	Value

Preferred Stocks — 1.5%

Germany — 1.5%
Henkel AG & Co. KGaA	3,868	$307,629

Common Stocks — 94.3%

United States — 25.6%
AGCO Corp.*	9,624	456,948
Bristol-Myers Squibb Co.	19,072	643,680
Celgene Corp.*	8,553	653,449
DreamWorks Animation SKG, Inc. - Class A†*	18,030	346,717
Medtronic, Inc.	12,797	551,807
Mosaic Co. (The)	8,841	509,330
Pfizer, Inc.	26,482	658,078
Shuffle Master, Inc.*	21,756	343,962
Southwestern Energy Co.*	12,491	434,437
Ultra Petroleum Corp.†*	19,326	424,785
Wolverine World Wide, Inc.	7,182	318,665
		5,341,858

Japan — 12.6%
Konami Corp.	18,300	415,760
Mitsubishi Estate Co. Ltd.	22,500	430,741
Otsuka Corp.	3,600	322,911
SBI Holdings, Inc.	50,720	326,911
Softbank Corp.	13,600	550,692
Yahoo! Japan Corp.	1,528	582,105
		2,629,120

United Kingdom — 12.1%
BG Group PLC	24,266	489,811
Cairn Energy PLC	91,982	408,615
Fresnillo PLC	29,004	867,867
Rexam PLC	62,003	435,434
Smith & Nephew PLC	29,058	320,719
		2,522,446

Switzerland — 7.9%
Lonza Group AG	8,691	454,556
Syngenta AG	1,477	552,010
Tyco International Ltd.	11,493	646,596
		1,653,162

France — 6.8%
Nexans SA	8,505	399,358
Saft Groupe SA	12,744	295,190
Sanofi	8,504	725,077
		1,419,625

Canada — 5.1%
Goldcorp, Inc.	11,758	539,104
Yamana Gold, Inc.†	28,040	535,844
		1,074,948

Taiwan — 4.3%
Far EasTone Telecommunications Co. Ltd.	187,000	462,500
Giant Manufacturing Co. Ltd.	83,000	440,292
		902,792

Germany — 2.9%
Gerry Weber International AG	7,047	291,233
Symrise AG	9,417	318,870
		610,103

Hong Kong — 2.5%
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,176,000	520,204

Denmark — 2.5%
Carlsberg A/S - Class B	5,849	518,208

Norway — 2.5%
Yara International ASA	10,302	516,098

Sweden — 2.1%
Kinnevik Investment AB - Class B	20,658	428,960

Israel — 2.1%
Check Point Software Technologies Ltd.*	8,897	428,480

Netherlands — 2.0%
Koninklijke Ahold NV	32,908	412,185

Luxembourg — 1.4%
Oriflame Cosmetics SA-SDR	8,840	302,660

Cambodia — 1.0%
NagaCorp Ltd.	390,637	219,146

Australia — 0.9%
Australian Agricultural Co. Ltd.*	145,720	193,479
Total Common Stocks		$19,693,474

Investment Funds — 8.4%
Invesco Government & Agency Portfolio**	970,747	970,747
Touchstone Institutional Money Market Fund^	778,516	778,516
Total Investment Funds		$1,749,263

Total Investment Securities —104.2%
(Cost $21,281,276)		$21,750,366

Liabilities in Excess of Other Assets — (4.2%)		(877,066)

Net Assets — 100.0%		$20,873,300

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $949,161.

*	Non-income producing security.

68

Touchstone Global Equity Fund (Continued)

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

SDR - Stockholm Depository Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$19,693,474	$—	$—	$19,693,474
Preferred Stocks	307,629	—	—	307,629
Investment Funds	1,749,263	—	—	1,749,263
				$21,750,366

At September 30,2012 securities valued at $7,612,766 were transferred from Level 2 to Level 1 pursuant to Fund's fair valuation policy.

See accompanying Notes to Financial Statements.

69

Portfolio of Investments

Touchstone Global Real Estate Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 98.1%

United States — 48.3%
Acadia Realty Trust REIT	8,710	$216,182
American Capital Agency Corp. REIT	5,310	183,673
Apartment Investment & Management Co. REIT	12,050	313,180
AvalonBay Communities, Inc. REIT	2,610	354,934
Boston Properties, Inc. REIT	5,275	583,468
Camden Property Trust REIT	6,440	415,316
Coresite Realty Corp. REIT	4,580	123,385
DDR Corp. REIT	17,560	269,722
Digital Realty Trust, Inc. REIT	1,750	122,238
Douglas Emmett, Inc. REIT	21,260	490,468
Extra Space Storage, Inc. REIT	28,560	949,620
First Industrial Realty Trust, Inc. REIT*	7,850	103,149
General Growth Properties, Inc. REIT	13,800	268,824
HCP, Inc. REIT	11,650	518,192
Health Care REIT, Inc.	7,380	426,195
Home Properties, Inc. REIT	5,750	352,302
Host Hotels & Resorts, Inc. REIT	6,643	106,620
Kimco Realty Corp. REIT	14,105	285,908
Macerich Co. (The) REIT	4,444	254,330
Post Properties, Inc. REIT	5,540	265,698
ProLogis, Inc. REIT	9,838	344,625
Public Storage REIT	4,515	628,353
Rayonier, Inc. REIT	5,270	258,283
Simon Property Group, Inc. REIT	9,436	1,432,479
SL Green Realty Corp. REIT	9,790	783,885
Starwood Hotels & Resorts Worldwide, Inc.	2,350	136,206
Strategic Hotels & Resorts, Inc. REIT*	30,730	184,687
Sunstone Hotel Investors, Inc. REIT*	19,760	217,360
Ventas, Inc. REIT	11,842	737,164
Weingarten Realty Investors REIT	10,270	288,690
		11,615,136

Hong Kong — 11.7%
Champion REIT	541,000	246,986
Cheung Kong Holdings Ltd.	20,100	294,732
China Overseas Land & Investment Ltd.	40,600	103,253
Hang Lung Properties Ltd.	139,200	475,726
Hongkong Land Holdings Ltd.	21,065	126,601
Link REIT (The)	60,800	288,159
Sun Hung Kai Properties Ltd.	51,380	752,738
Wharf Holdings Ltd.	51,199	355,565
Yuexiu Real Estate Investment Trust REIT	361,000	176,448
		2,820,208

Japan — 9.1%
Frontier Real Estate Investment Corp. REIT	14	122,527
Japan Real Estate Investment Corp. REIT	26	261,866
Japan Retail Fund Investment Corp. REIT	128	228,806
Kenedix Realty Investment Corp.	41	147,787
Mitsubishi Estate Co., Ltd.	28,600	547,519
Mitsui Fudosan Co., Ltd.	22,650	453,639
Mori Trust Sogo REIT, Inc.	13	116,440
Nippon Building Fund, Inc. REIT	12	129,318
Sumitomo Realty & Development Co., Ltd.	7,100	188,508
		2,196,410

Singapore — 6.9%
Ascendas Real Estate Investment Trust REIT	112,800	221,519
CapitaLand Ltd.	143,300	371,328
CapitaMall Trust REIT	201,000	330,851
Global Logistic Properties Ltd.	135,250	276,628
Keppel Land Ltd.	75,000	216,957
Suntec Real Estate Investment Trust REIT	207,000	250,485
		1,667,768

Australia — 5.6%
Charter Hall Retail REIT	35,700	127,019
Goodman Group REIT	68,236	280,294
Stockland REIT	69,700	241,482
Westfield Group REIT	66,920	705,268
		1,354,063

United Kingdom — 5.6%
British Land Co. PLC REIT	43,572	367,281
Derwent London PLC REIT	9,120	288,061
Development Securities PLC	14,400	39,065
Great Portland Estates PLC REIT	22,740	165,573
Hammerson PLC REIT	24,120	175,660
Land Securities Group PLC REIT	25,480	313,321
		1,348,961

Canada — 4.0%
Canadian Apartment Properties REIT†	12,789	323,530
Canadian Real Estate Investment Trust REIT	5,547	237,092
Morguard Real Estate Investment Trust REIT	10,727	195,096
RioCan Real Estate Investment Trust REIT	7,184	202,198
		957,916

France — 3.6%
Klepierre REIT	5,829	204,417
Unibail-Rodamco SE REIT	3,350	667,693
		872,110

Germany — 1.3%
Alstria Office REIT-AG	26,825	314,070

Netherlands — 1.2%
Corio NV REIT	2,712	115,303
Eurocommercial Properties NV REIT	2,058	77,990
Vastned Retail NV REIT	1,883	79,949
		273,242

Sweden — 0.8%
Hufvudstaden AB - Class A	14,483	179,582
Total Common Stocks		$23,599,466

70

Touchstone Global Real Estate Fund (Continued)

		Market
	Shares	Value
Investment Funds — 4.7%
Invesco Government & Agency Portfolio**	333,900	$333,900
Touchstone Institutional Money Market Fund^	808,114	808,114
Total Investment Funds		$1,142,014

Total Investment Securities —102.8%
(Cost $24,233,223)		$24,741,480

Liabilities in Excess of Other Assets — (2.8%)		(680,567)

Net Assets — 100.0%		$24,060,913

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $318,749.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$23,599,466	$—	$—	$23,599,466
Investment Funds	1,142,014	—	—	1,142,014
				$24,741,480

At September 30, 2012 securities valued at $8,256,347 were transferred from Level 2 to Level 1 pursuant to the Fund's fair valuation policy.

See accompanying Notes to Financial Statements.

71

Portfolio of Investments

Touchstone International Fixed Income Fund – September 30, 2012

Principal		Market
Amount(A)		Value
	Corporate Bonds — 47.2%

	Financials — 40.8%
$70,000,000	Asian Development Bank (JPY),
	2.350%, 6/21/27	$1,030,560
300,000	Asian Development Bank MTN (NOK)
	MTN, 2.000%, 8/29/17	52,153
200,000	Barclays Bank PLC, 5.200%, 7/10/14	212,860
41,000,000	Bayerische Landesbank (JPY),
	1.400%, 4/22/13	527,867
200,000	Danske Bank A/S, 144A,
	3.875%, 4/14/16	206,229
200,000	Derwent London Capital Jersey Ltd.
	(GBP), 2.750%, 7/15/16	351,059
400,000	Dexia Credit Local SA (GBP),
	1.289%, 4/1/14(B)	630,814
50,000,000	Dexia Municipal Agency SA (JPY),
	1.800%, 5/9/17	612,542
38,000,000	Eksportfinans ASA (JPY),
	1.600%, 3/20/14	473,154
450,000	European Financial Stability Facility
	(EUR), 2.750%, 7/18/16	620,552
150,000	European Investment Bank (GBP),
	6.000%, 12/7/28	327,497
40,000,000	European Investment Bank (JPY),
	1.900%, 1/26/26	538,746
50,000,000	European Investment Bank (JPY),
	2.150%, 1/18/27	686,442
500,000	European Union (EUR),
	2.750%, 9/21/21	691,434
85,000	European Union (EUR), 3.500%, 6/4/21	124,358
300,000	German Postal Pensions Securitisation
	PLC (EUR), 3.375%, 1/18/16	417,970
200,000	ING Bank N.V., 144A, 3.750%, 3/7/17	210,741
300,000	Kreditanstalt fuer Wiederaufbau (EUR),
	1.500%, 7/30/14	457,414
500,000	Kreditanstalt fuer Wiederaufbau (EUR),
	3.375%, 1/18/21	732,841
30,000,000	Kreditanstalt fuer Wiederaufbau (JPY),
	2.600%, 6/20/37	447,098
70,000,000	Landwirtschaftliche Rentenbank (JPY),
	1.375%, 4/25/13	902,749
300,000	LCR Finance PLC (GBP),
	4.500%, 12/7/28	589,904
400,000	Merrill Lynch & Co., Inc. (EUR),
	0.973%, 5/30/14(B)	505,426
2,200,000	Nordic Investment Bank (NOK),
	2.125%, 8/9/17	383,340
300,000	Northern Rock Asset Management
	PLC (EUR), 3.875%, 11/16/20	415,725
250,000	Northern Rock Asset Management
	PLC (EUR), 4.125%, 3/27/17	354,049
200,000	Oschadbank Via SSB #1 PLC,
	8.250%, 3/10/16	190,999
1,000,000	Stadshypotek AB, Ser 1576 (SEK),
	6.000%, 3/18/15	168,178
50,000	Swedbank Hypotek AB (EUR),
	2.500%, 1/21/13	64,676
250,000	Temasek Financial III Pte Ltd. (SGD),
	0.000%, 10/24/14	207,729
		13,135,106

	Communications — 3.4%
150,000	ITV PLC (GBP), 4.000%, 11/9/16	359,577
300,000	WPP PLC (GBP), 5.750%, 5/19/14	714,309
		1,073,886

	Industrials — 1.9%
150,000	Industrivarden AB (EUR),
	2.500%, 2/27/15	225,526
100,000	Rexel SA (EUR), 7.000%, 12/17/18	138,785
200,000	Xefin Lux SCA (EUR), 8.000%, 6/1/18	254,440
		618,751
	Information Technology — 0.7%
429,200	Cap Gemini SA (EUR), 0.000%, 1/1/14	216,646

	Telecommunication Services — 0.2%
50,000	Ziggo Finance BV (EUR),
	6.125%, 11/15/17	68,590

	Materials — 0.2%
50,000	Smurfit Kappa Funding PLC (EUR),
	7.750%, 4/1/15	65,056
	Total Corporate Bonds	$15,178,035

	Sovereign Government Obligations — 46.8%
1,000,000	Belgium Government Bond, Ser 56
	(EUR), 3.500%, 3/28/15	1,380,465
740,000	Bundesobligation (EUR),
	0.500%, 4/7/17	955,330
500,000	Bundesrepublik Deutschland (EUR),
	2.250%, 9/4/20	699,131
500,000	Bundesrepublik Deutschland (EUR),
	4.000%, 1/4/18	757,023
580,000	Canadian Government Bond (CAD),
	4.000%, 6/1/16	648,850
570,000	Canadian Government Bond (CAD),
	5.000%, 6/1/14	617,213
100,000,000	Development Bank of Japan (JPY),
	1.700%, 9/20/22	1,405,755
440,000	France Government Bond OAT (EUR),
	4.250%, 10/25/23	667,085
500,000	France Government Bond OAT (EUR),
	5.000%, 10/25/16	753,746
500,000	Italy Buoni Poliennali del Tesoro (EUR),
	3.750%, 3/1/21	600,568
500,000	Italy Buoni Poliennali Del Tesoro (EUR),
	4.750%, 8/1/23	626,385
1,000,000	Italy Buoni Poliennali Del Tesoro
	Coupon Strip (EUR), 0.000%, 5/1/29	478,289
60,000,000	Japan Finance Organization For
	Municipalities (JPY), 2.000%, 5/9/16	821,481

72

Touchstone International Fixed Income Fund (Continued)

Principal		Market
Amount(A)		Value
	Sovereign Government Obligations — 46.8% (Continued)
$1,900,000	Mexican Bonos, Ser M10 (MXN),
	7.750%, 12/14/17(C)	$166,115
5,000,000	Mexican Bonos, Ser M20 (MXN),
	8.000%, 12/7/23(C)	471,967
3,000,000	Mexican Bonos, Ser M20 (MXN),
	10.000%, 12/5/24(C)	327,779
500,000	Portugal Obrigacoes do Tesouro OT
	(EUR), 4.200%, 10/15/16	592,973
1,400,000	South Africa Government Bond (ZAR),
	7.250%, 1/15/20	175,929
1,500,000	South Africa Government Bond, Ser
	R207 (ZAR), 7.250%, 1/15/20	188,496
2,000,000	Spain Government Bond Principal
	Strip (EUR), 0.000%, 1/31/37	478,810
4,500,000	Sweden Government Bond, Ser 1049
	(SEK), 4.500%, 8/12/15	756,303
500,000	United Kingdom Gilt (GBP),
	4.250%, 12/7/40	991,936
250,000	United Kingdom Gilt (GBP),
	8.000%, 12/7/15	502,858
	Total Sovereign Government Obligations	$15,064,487
Shares
	Investment Fund — 6.4%
2,061,388	Touchstone Institutional Money Market Fund^	$2,061,388

	Total Investment Securities —100.4%
	(Cost $31,778,604)	$32,303,910

	Liabilities in Excess of Other Assets — (0.4%)	(123,850)

	Net Assets — 100.0%	$32,180,060

(A)	Principal amount stated in U.S. dollars unless otherwise noted.

(B)	Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

(C)	Amount shown represents units. One unit represents a principal amount of 100.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

AUD - Australian Dollar	MTN - Medium Term Note

CAD - Canadian Dollar	MXN - Mexican Peso

CHF - Swiss Franc	NOK - Norwegian krone

EUR - Euro	NZD - New Zealand Dollar

GBP - British Pound	PLC - Public Limited Company

HKD - Hong Kong Dollar	PLN - Polish Zloty

IDR - Indonesian Rupiah	SEK - Swedish krona

INR - Indian Rupee	SGD - Singapore dollar

JPY - Japanese Yen	TRY - Turkey Lira

KRW - South Korean Won	ZAR - South African Rand

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $416,970 or 1.29% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$15,178,035	$—	$15,178,035
Sovereign Government Obligations	—	15,064,487	—	15,064,487
Investment Fund	2,061,388	—	—	2,061,388
				$32,303,910

73

Touchstone International Fixed Income Fund (Continued)

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Assets:
Forward Currency Contracts	$—	$197,149	$—	$197,149
Liabilities:
Forward Currency Contracts	$—	$(210,331)	$—	$(210,331)

* Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation).

Forward Foreign Currency Exchange Contracts

						Unrealized
		Contract to				Appreciation/
Counterparty	Value Date	Receive		Deliver		(Depreciation)

Brown Brothers Harriman	10/04/2012	CAD	189,000	USD	192,083	$141
Brown Brothers Harriman	10/04/2012	EUR	702,000	USD	903,123	(963)
Brown Brothers Harriman	10/04/2012	GBP	381,500	USD	616,046	(10)
Brown Brothers Harriman	10/04/2012	USD	191,402	CAD	189,000	(822)
Brown Brothers Harriman	10/04/2012	USD	885,103	EUR	702,000	(17,058)
Brown Brothers Harriman	10/04/2012	USD	605,889	GBP	381,500	(10,147)
Brown Brothers Harriman	10/04/2012	USD	174,935	ZAR	1,480,000	(2,734)
Brown Brothers Harriman	10/04/2012	ZAR	1,480,000	USD	179,369	(1,700)
Brown Brothers Harriman	10/11/2012	AUD	226,000	CAD	234,249	(4,075)
Brown Brothers Harriman	10/11/2012	AUD	260,000	GBP	168,350	(2,484)
Brown Brothers Harriman	10/11/2012	CAD	200,000	CHF	186,540	4,989
Brown Brothers Harriman	10/11/2012	CHF	100,000	EUR	83,378	(806)
Brown Brothers Harriman	10/11/2012	CHF	170,000	JPY	14,142,300	(437)
Brown Brothers Harriman	10/11/2012	EUR	379,578	NZD	600,000	(9,006)
Brown Brothers Harriman	10/11/2012	EUR	1,450,000	USD	1,826,783	36,788
Brown Brothers Harriman	10/11/2012	GBP	401,775	EUR	500,000	6,150
Brown Brothers Harriman	10/11/2012	GBP	125,000	SEK	1,363,287	(5,616)
Brown Brothers Harriman	10/11/2012	HKD	1,500,000	EUR	153,513	(3,852)
Brown Brothers Harriman	10/11/2012	HKD	1,594,000	USD	205,545	26
Brown Brothers Harriman	10/11/2012	INR	11,000,000	JPY	15,433,000	10,173
Brown Brothers Harriman	10/11/2012	JPY	39,074,400	AUD	486,000	(2,739)
Brown Brothers Harriman	10/11/2012	JPY	48,627,500	EUR	500,000	(19,432)
Brown Brothers Harriman	10/11/2012	JPY	7,326,325	GBP	59,000	(1,380)
Brown Brothers Harriman	10/11/2012	JPY	33,000,000	SEK	2,897,914	(18,083)
Brown Brothers Harriman	10/11/2012	JPY	266,946,125	USD	3,370,000	51,009
Brown Brothers Harriman	10/11/2012	KRW	167,000,000	USD	145,407	4,745
Brown Brothers Harriman	10/11/2012	MXN	5,000,000	JPY	29,260,000	12,904
Brown Brothers Harriman	10/11/2012	MXN	230,018	USD	17,000	844
Brown Brothers Harriman	10/11/2012	NZD	376,340	USD	300,000	11,641

74

Touchstone International Fixed Income Fund (Continued)

						Unrealized
		Contract to				Appreciation/
Counterparty	Value Date	Receive		Deliver		(Depreciation)

Brown Brothers Harriman	10/11/2012	PLN	853,380	EUR	200,000	$8,892
Brown Brothers Harriman	10/11/2012	TRY	696,957	SEK	2,600,000	(8,576)
Brown Brothers Harriman	10/11/2012	USD	2,225,361	EUR	1,710,500	26,989
Brown Brothers Harriman	10/11/2012	USD	868,349	EUR	675,500	182
Brown Brothers Harriman	10/11/2012	USD	1,600,000	GBP	1,021,554	(49,542)
Brown Brothers Harriman	10/11/2012	USD	639,653	GBP	395,000	1,832
Brown Brothers Harriman	10/11/2012	USD	553,404	GBP	340,500	3,586
Brown Brothers Harriman	10/11/2012	USD	398,006	GBP	246,500	(26)
Brown Brothers Harriman	10/11/2012	USD	1,200,000	JPY	95,361,000	(22,085)
Brown Brothers Harriman	10/11/2012	USD	700,000	JPY	54,530,700	1,170
Brown Brothers Harriman	10/11/2012	ZAR	2,463,900	USD	300,000	(4,512)
Brown Brothers Harriman	11/05/2012	USD	191,946	CAD	189,000	(140)
Brown Brothers Harriman	11/05/2012	USD	903,397	EUR	702,000	936
Brown Brothers Harriman	11/05/2012	USD	615,979	GBP	381,500	6
Brown Brothers Harriman	11/05/2012	USD	178,581	ZAR	1,480,000	1,717
Brown Brothers Harriman	02/14/2013	EUR	1,300,000	USD	1,690,728	(17,574)
Brown Brothers Harriman	02/14/2013	JPY	400,000,000	USD	5,120,983	12,429
Brown Brothers Harriman	02/14/2013	ZAR	5,423,400	GBP	400,000	(6,532)
						$(13,182)

See accompanying Notes to Financial Statements.

75

Portfolio of Investments

Touchstone Large Cap Relative Value Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 97.3%

Financials — 26.7%
Aflac, Inc.	11,000	$526,680
American Tower Corp. REIT	13,700	978,043
Bank of America Corp.	38,200	337,306
Boston Properties, Inc. REIT	6,200	685,782
CBRE Group, Inc. - Class A*	30,300	557,823
Chubb Corp. (The)	11,400	869,592
Goldman Sachs Group, Inc. (The)	6,700	761,656
IntercontinentalExchange, Inc.*	3,800	506,958
JPMorgan Chase & Co.	18,200	736,736
Morgan Stanley	38,200	639,468
Northern Trust Corp.	15,600	724,074
Travelers Cos, Inc. (The)	12,900	880,554
Wells Fargo & Co.	28,200	973,746
		9,178,418

Consumer Discretionary — 15.5%
Carnival Corp.	10,800	393,552
Comcast Corp. - Class A	23,300	833,441
Darden Restaurants, Inc.	17,100	953,325
Johnson Controls, Inc.	21,800	597,320
Target Corp.	7,900	501,413
TJX Cos, Inc.	26,800	1,200,372
Walt Disney Co. (The)	16,200	846,936
		5,326,359

Energy — 13.8%
Apache Corp.	5,300	458,291
Devon Energy Corp.	9,400	568,700
Exxon Mobil Corp.	11,664	1,066,673
Newfield Exploration Co.*	7,200	225,504
Occidental Petroleum Corp.	12,800	1,101,568
Schlumberger Ltd.	8,900	643,737
Transocean Ltd. (Switzerland)	15,200	682,328
		4,746,801

Information Technology — 12.9%
Automatic Data Processing, Inc.	11,700	686,322
Corning, Inc.	36,800	483,920
Flextronics International Ltd. (Singapore)	108,100	648,600
Intel Corp.	41,400	938,952
International Business Machines Corp.	6,000	1,244,700
Xerox Corp.	60,100	441,134
		4,443,628

Industrials — 11.5%
Boeing Co. (The)	9,800	682,276
Cummins, Inc.	10,700	986,647
General Dynamics Corp.	11,200	740,544
Norfolk Southern Corp.	10,600	674,478
Union Pacific Corp.	7,300	866,510
		3,950,455

Health Care — 7.8%
CR Bard, Inc.	3,600	376,740
Express Scripts Holding Co.*	16,700	1,046,589
UnitedHealth Group, Inc.	12,700	703,707
WellPoint, Inc.	9,300	539,493
		2,666,529

Utilities — 4.4%
Duke Energy Corp.	6,100	395,280
Exelon Corp.	11,600	412,728
Southern Co. (The)	15,300	705,177
		1,513,185

Materials — 2.8%
Freeport-McMoRan Copper & Gold, Inc.	24,400	965,752

Consumer Staples — 1.9%
Kimberly-Clark Corp.	7,700	660,506
Total Common Stocks		$33,451,633

Investment Fund — 2.7%
Touchstone Institutional Money Market Fund^	943,001	943,001

Total Investment Securities —100.0%
(Cost $34,215,800)		$34,394,634

Liabilities in Excess of Other Assets — 0.0%		(6,346)

Net Assets — 100.0%		$34,388,288

*  Non-income producing security.

^   Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

76

Touchstone Large Cap Relative Value Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$33,451,633	$—	$—	$33,451,633
Investment Fund	943,001	—	—	943,001
				$34,394,634

See accompanying Notes to Financial Statements.

77

Portfolio of Investments

Touchstone Market Neutral Equity Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 95.7%

Information Technology — 22.7%
Accenture PLC - Class A	5,000	$350,151
Actuate Corp.*	23,800	167,314
Amdocs Ltd.	12,900	425,571
Amtech Systems, Inc.*	10,900	35,752
Ancestry.com, Inc.*	8,000	240,640
Arris Group, Inc.*	12,900	164,991
BMC Software, Inc.*	3,800	157,662
CA, Inc.	16,400	422,546
CACI International, Inc. - Class A*	7,300	378,067
Computer Sciences Corp.	6,500	209,365
Comtech TeleCommunications Corp.	4,400	121,616
CoreLogic, Inc.*	8,400	222,852
CSG Systems International, Inc.*	6,600	148,434
Dice Holdings, Inc.*	25,200	212,184
Ebix, Inc.	10,100	238,461
F5 Networks, Inc.*	1,500	157,050
Fair Isaac Corp.	4,600	203,596
IAC/InterActiveCorp.	3,400	177,004
Intuit, Inc.	6,900	406,272
j2 Global, Inc.	4,900	160,818
Kulicke & Soffa Industries, Inc.*	17,000	176,800
Lender Processing Services, Inc.	5,600	156,184
LSI Corp.*	41,400	286,074
MIPS Technologies, Inc.*	26,100	192,879
Motorola Solutions, Inc.	5,900	298,245
Net 1 UEPS Technologies, Inc.*	24,100	218,105
NeuStar, Inc. - Class A*	9,900	396,297
Oplink Communications, Inc.*	7,400	122,396
Plantronics, Inc.	4,500	158,985
SAIC, Inc.	34,500	415,380
Symantec Corp.*	14,500	261,000
Total System Services, Inc.	14,600	346,020
Unisys Corp.*	13,700	285,234
United Online, Inc.	75,900	418,968
VeriSign, Inc.*	4,600	223,974
Websense, Inc.*	23,100	361,515
XO Group, Inc.*	26,500	221,275
		9,139,677

Consumer Discretionary — 16.2%
Aaron's, Inc.*	6,800	189,109
ANN, Inc.*	6,100	230,153
Apollo Group, Inc. - Class A*	4,400	127,820
Arbitron, Inc.	3,200	121,280
Arctic Cat, Inc.*	8,100	335,826
Best Buy Co., Inc.	8,700	149,553
Capella Education Co.*	8,900	312,034
CBS Corp. - Class B	3,500	127,155
Coach, Inc.	2,200	123,244
CTC Media, Inc.	20,300	184,933
DIRECTV*	8,200	430,172
Francesca's Holdings Corp.*	7,600	233,548
Gap, Inc. (The)	9,800	350,644
H&R Block, Inc.	7,300	126,509
Hot Topic, Inc.	13,900	120,930
Interpublic Group of Cos, Inc. (The)	28,900	321,368
Interval Leisure Group, Inc.	15,000	283,950
Lululemon Athletica, Inc.*	4,100	303,154
Newell Rubbermaid, Inc.	13,800	263,442
Oxford Industries, Inc.	3,000	169,350
Papa John's International, Inc.*	7,500	400,575
PetMed Express, Inc.	40,000	401,600
Smith & Wesson Holding Corp.*	12,700	139,827
Texas Roadhouse, Inc.	12,300	210,330
TJX Cos, Inc.	5,100	228,429
Tupperware Brands Corp.	2,700	144,693
Urban Outfitters, Inc.*	3,600	135,216
Wyndham Worldwide Corp.	6,800	356,864
		6,521,708

Health Care — 13.2%
Aetna, Inc.	11,400	451,440
AMAG Pharmaceuticals, Inc.*	13,100	232,394
Amedisys, Inc.*	13,400	185,054
AmerisourceBergen Corp.	4,100	158,711
Biogen Idec, Inc.*	1,100	164,153
Boston Scientific Corp.*	26,900	154,406
Charles River Laboratories International, Inc.*	7,800	308,880
Community Health Systems, Inc.*	10,800	314,712
Cyberonics, Inc.*	3,100	162,502
Gentiva Health Services, Inc.*	10,800	122,256
HCA Holdings, Inc.	5,400	179,550
Healthways, Inc.*	12,100	141,691
Hill-Rom Holdings, Inc.	4,900	142,394
Magellan Health Services, Inc.*	8,100	418,041
McKesson Corp.	2,500	215,075
Myriad Genetics, Inc.*	7,800	210,522
Natus Medical, Inc.*	14,400	188,208
PDL BioPharma, Inc.	29,500	226,855
Sun Healthcare Group, Inc.*	28,200	238,713
Tenet Healthcare Corp.*	26,100	163,647
Thoratec Corp.*	4,500	155,700
Triple-S Management Corp. - Class B*	8,500	177,650
UnitedHealth Group, Inc.	3,300	182,853
Warner Chilcott PLC - Class A	13,600	183,600
WellPoint, Inc.	4,100	237,841
		5,316,848

Energy — 12.5%
Chevron Corp.	1,300	151,528
ConocoPhillips	3,500	200,130
Dresser-Rand Group, Inc.*	5,100	281,061
Exxon Mobil Corp.	2,000	182,900
Gran Tierra Energy, Inc.*	43,600	225,412
Gulf Island Fabrication, Inc.	5,300	147,711
Helix Energy Solutions Group, Inc.*	8,400	153,468
Hess Corp.	4,100	220,252
Marathon Oil Corp.	6,300	186,291
Marathon Petroleum Corp.	8,300	453,097
Matrix Service Co.*	11,700	123,669
Murphy Oil Corp.	8,700	467,103
Oceaneering International, Inc.	3,800	209,950

78

Touchstone Market Neutral Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 95.7% (Continued)

Energy — (Continued)
Patterson-UTI Energy, Inc.	15,400	$243,936
Phillips 66	1,750	81,148
RPC, Inc.	9,900	117,711
SEACOR Holdings, Inc.*	2,500	208,400
Tesoro Corp.	8,300	347,770
Unit Corp*	6,100	253,150
Vaalco Energy, Inc.*	22,400	191,520
Valero Energy Corp.	13,100	415,008
Western Refining, Inc.	5,700	149,226
		5,010,441

Financials — 11.6%
Banco Latinoamericano De Comerico Exterior SA - Class E	18,700	413,083
CapitalSource, Inc.	21,000	159,180
Capitol Federal Financial, Inc.	9,000	107,640
CBOE Holdings, Inc.	9,300	273,606
Erie Indemnity Co. - Class A	2,400	154,248
Fifth Third Bancorp.	14,800	229,548
First Citizens BancShares, Inc. - Class A	400	65,160
FirstMerit Corp.	10,500	154,665
Huntington Bancshares, Inc.	66,700	460,230
KeyCorp	49,500	432,630
M&T Bank Corp.	1,500	142,740
Montpelier Re Holdings Ltd.	13,800	305,394
Moody's Corp.	3,600	159,012
National Health Investors, Inc. REIT	3,900	200,616
Netspend Holdings, Inc.*	25,400	249,682
Oritani Financial Corp.	18,200	273,910
Public Storage REIT	1,300	180,921
Renaissancere Holdings Ltd.	3,800	292,752
T Rowe Price Group, Inc.	4,300	272,190
Washington Federal, Inc.	7,900	131,772
		4,658,979

Industrials — 9.9%
Alliant Techsystems, Inc.	4,100	205,451
Chicago Bridge & Iron Co. NV	8,800	335,192
Copart, Inc.*	5,200	144,196
Corporate Executive Board Co. (The)	8,200	439,766
Delta Air Lines, Inc.*	15,200	139,232
Equifax, Inc.	4,000	186,320
Exponent, Inc.*	5,100	291,159
JB Hunt Transport Services, Inc.	2,600	135,304
Lennox International, Inc.	7,200	348,192
Lockheed Martin Corp.	1,600	149,408
Meritor, Inc.*	26,400	111,936
Northrop Grumman Corp.	2,800	186,004
Oshkosh Corp.*	6,300	172,809
Progressive Waste Solutions Ltd.	11,400	234,498
Resources Connection, Inc.	12,300	161,253
Toro Co.	11,000	437,580
WABCO Holdings, Inc.*	4,900	282,583
		3,960,883

Materials — 7.3%
Agrium, Inc.	4,500	465,570
Boise, Inc.	16,300	142,788
CF Industries Holdings, Inc.	1,400	311,136
Domtar Corp.	2,000	156,580
Freeport-McMoRan Copper & Gold, Inc.	4,300	170,194
Minerals Technologies, Inc.	4,800	340,464
Packaging Corp. of America	7,400	268,620
PPG Industries, Inc.	1,900	218,196
Schweitzer-Mauduit International, Inc.	4,800	158,352
Sherwin-Williams Co. (The)	1,700	253,147
Valspar Corp.	7,700	431,970
		2,917,017

Telecommunication Services — 0.9%
Cbeyond, Inc.*	23,600	232,696
Neutral Tandem, Inc.*	15,600	146,328
		379,024

Utilities — 0.7%
Entergy Corp.	4,000	277,200

Consumer Staples — 0.7%
Dean Foods Co.*	8,500	138,975
Medifast, Inc.*	4,900	128,135
		267,110
Total Common Stocks		$38,448,887

Investment Fund — 1.9%
Touchstone Institutional Money Market Fund^	778,325	778,325

Total Long Positions
(Cost $34,897,100)		$39,227,212

Securities Sold Short — (95.6%)

Common Stocks — (95.6%)

Information Technology — (19.4%)
Bottomline Technologies, Inc.*	(11,800)	(291,342)
BroadSoft, Inc.*	(4,500)	(184,590)
Cavium, Inc.*	(7,300)	(243,309)
comScore, Inc.*	(13,100)	(199,775)
Concur Technologies, Inc.*	(2,500)	(184,325)
Constant Contact, Inc.*	(10,300)	(179,220)
DealerTrack Holdings, Inc.*	(5,600)	(155,960)
EchoStar Corp. - Class A*	(5,100)	(146,166)
Equinix, Inc.*	(2,100)	(432,705)
FleetCor Technologies, Inc.*	(7,600)	(340,480)
Fortinet, Inc.*	(5,400)	(130,356)
Limelight Networks, Inc.*	(50,800)	(118,872)
Linkedin Corp. - Class A*	(3,600)	(433,440)
Liquidity Services, Inc.*	(2,500)	(125,525)
LogMeIn, Inc.*	(6,400)	(143,552)
Maxwell Technologies, Inc.*	(29,900)	(242,788)
Microchip Technology, Inc.	(13,600)	(445,264)
NetSuite, Inc.*	(4,500)	(287,100)
Opnet Technologies, Inc.	(4,000)	(136,280)

79

Touchstone Market Neutral Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — (95.6%) (Continued)

Information Technology — (Continued)
Pegasystems, Inc.	(4,400)	$(127,776)
QLIK Technologies, Inc.*	(6,500)	(145,665)
QLogic Corp.*	(26,600)	(303,772)
Rackspace Hosting, Inc.*	(3,500)	(231,315)
RealPage, Inc.*	(7,100)	(160,460)
Rosetta Stone, Inc.*	(12,500)	(159,375)
Salesforce.com, Inc.*	(2,900)	(442,801)
ServiceSource International, Inc.*	(35,400)	(363,204)
Sourcefire, Inc.*	(2,600)	(127,478)
TiVo, Inc.*	(13,700)	(142,891)
Ultimate Software Group, Inc.*	(2,800)	(285,880)
Viasat, Inc.*	(11,800)	(441,084)
VMware, Inc. - Class A*	(1,600)	(154,784)
WebMD Health Corp.*	(20,200)	(283,406)
		(7,790,940)

Consumer Discretionary — (17.2%)
Arcos Dorados Holdings, Inc.	(10,800)	(166,644)
Body Central Corp.*	(14,400)	(150,480)
Callaway Golf Co.	(22,000)	(135,080)
CarMax, Inc.*	(13,300)	(376,390)
Carnival Corp.	(11,700)	(426,348)
Darden Restaurants, Inc.	(2,700)	(150,525)
DR Horton, Inc.	(7,200)	(148,608)
DreamWorks Animation SKG, Inc. - Class A - Class A*	(23,700)	(455,751)
Gentex Corp.	(9,600)	(163,296)
Hanesbrands, Inc.*	(4,700)	(149,836)
Hyatt Hotels Corp. - Class A*	(10,900)	(437,635)
Iconix Brand Group, Inc.*	(6,200)	(113,088)
JC Penney Co., Inc.	(14,500)	(352,205)
K12, Inc.*	(13,900)	(280,780)
KB Home	(11,900)	(170,765)
Life Time Fitness, Inc.*	(3,000)	(137,220)
LKQ Corp.*	(8,400)	(155,400)
Monro Muffler Brake, Inc.	(11,500)	(404,685)
Orient-Express Hotels Ltd. - Class A*	(22,300)	(198,470)
Pep Boys-Manny Moe & Jack (The)	(26,600)	(270,788)
Quiksilver, Inc.*	(33,200)	(110,224)
Royal Caribbean Cruises Ltd.	(6,300)	(190,323)
Ruby Tuesday, Inc.*	(19,800)	(143,550)
Shaw Communications, Inc. - Class B	(22,200)	(455,100)
Skechers U.S.A., Inc. - Class A*	(5,900)	(120,360)
Standard Pacific Corp.*	(26,800)	(181,168)
Tiffany & Co.	(6,900)	(426,972)
Vail Resorts, Inc.	(7,800)	(449,670)
		(6,921,361)

Health Care — (13.5%)
Accretive Health, Inc.*	(21,500)	(239,940)
Achillion Pharmaceuticals, Inc.*	(19,200)	(199,872)
Antares Pharma, Inc.*	(35,800)	(156,088)
AVEO Pharmaceuticals, Inc.*	(12,000)	(124,920)
Becton Dickinson and Co.	(2,900)	(227,824)
Brookdale Senior Living, Inc.*	(20,200)	(469,044)
Centene Corp.*	(4,000)	(149,640)
Cerner Corp.*	(5,400)	(418,014)
DENTSPLY International, Inc.	(11,800)	(450,052)
Emeritus Corp.*	(8,900)	(186,366)
HealthStream, Inc.*	(10,900)	(310,214)
HeartWare International, Inc.*	(2,500)	(236,225)
HMS Holdings Corp.*	(10,600)	(354,358)
IPC Hospitalist Co., Inc. (The)*	(3,700)	(169,090)
Landauer, Inc.	(4,000)	(238,880)
Medidata Solutions, Inc.*	(10,000)	(415,000)
MEDNAX, Inc.*	(5,400)	(402,030)
OraSure Technologies, Inc.*	(13,500)	(150,120)
Perrigo Co.	(1,300)	(151,021)
PSS World Medical, Inc.*	(10,900)	(248,302)
Theravance, Inc.*	(5,000)	(129,550)
		(5,426,550)

Financials — (12.3%)
Alexander & Baldwin, Inc.*	(4,700)	(138,791)
Bank of America Corp.	(21,600)	(190,728)
Brookfield Asset Management, Inc. - Class A	(4,300)	(148,393)
Cincinnati Financial Corp.	(7,200)	(272,808)
Community Bank System, Inc.	(12,600)	(355,194)
First Horizon National Corp.	(28,500)	(274,455)
FNB Corp.	(15,400)	(172,634)
Green Dot Corp. - Class A*	(18,200)	(222,586)
Morgan Stanley	(21,100)	(353,214)
National Retail Properties, Inc., REIT	(7,400)	(225,700)
Old Republic International Corp.	(24,300)	(225,990)
Plum Creek Timber Co., Inc., REIT	(6,100)	(267,424)
Progressive Corp. (The)	(16,600)	(344,284)
Radian Group, Inc.	(37,900)	(164,486)
S&T Bancorp, Inc.	(16,500)	(290,565)
TCF Financial Corp.	(37,100)	(442,974)
United Bankshares, Inc.	(6,500)	(161,915)
Valley National Bancorp	(42,630)	(427,153)
Westamerica Bancorporation	(5,800)	(272,890)
		(4,952,184)

Energy — (12.3%)
Abraxas Petroleum Corp.*	(27,600)	(63,480)
Approach Resources, Inc.*	(4,600)	(138,598)
Arch Coal, Inc.	(17,000)	(107,610)
Carrizo Oil & Gas, Inc.*	(11,300)	(282,613)
Cheniere Energy, Inc.*	(8,500)	(132,175)
Chesapeake Energy Corp.	(13,500)	(254,745)
Devon Energy Corp.	(5,100)	(308,550)
Enbridge, Inc.	(11,800)	(460,554)
EQT Corp.	(4,600)	(271,400)
EXCO Resources, Inc.	(17,700)	(141,777)
Forest Oil Corp.*	(16,700)	(141,115)
Golar Lng Ltd.	(4,500)	(173,655)
Gulfport Energy Corp.*	(4,100)	(128,166)
Magnum Hunter Resources Corp.*	(38,200)	(169,608)
Pioneer Natural Resources Co.	(1,600)	(167,040)
Range Resources Corp.	(6,100)	(426,207)
Resolute Energy Corp.*	(44,400)	(393,828)

80

Touchstone Market Neutral Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — (95.6%) (Continued)

Energy — (Continued)
SandRidge Energy, Inc.*	(16,100)	$(112,217)
Seadrill Ltd.	(10,600)	(415,732)
Spectra Energy Corp.	(6,800)	(199,648)
TransCanada Corp.	(10,000)	(455,000)
		(4,943,718)

Industrials — (10.8%)
ADA-ES, Inc.*	(7,500)	(177,075)
Advisory Board Co. (The)*	(5,000)	(239,150)
Clean Harbors, Inc.*	(2,900)	(141,665)
FTI Consulting, Inc.*	(8,900)	(237,452)
General Electric Co.	(5,500)	(124,905)
IHS, Inc. - Class A*	(2,900)	(282,315)
Interface, Inc.	(9,700)	(128,137)
Kirby Corp.*	(2,300)	(127,144)
Matson, Inc.	(4,700)	(98,277)
McGrath RentCorp	(12,600)	(328,734)
Mobile Mini, Inc.*	(23,100)	(386,001)
Nielsen Holdings N.V.	(8,400)	(251,832)
Pall Corp.	(5,100)	(323,799)
Ritchie Bros Auctioneers, Inc.	(8,400)	(161,532)
Rush Enterprises, Inc. - Class A*	(13,300)	(256,158)
Titan Machinery, Inc.*	(8,000)	(162,240)
TransDigm Group, Inc.*	(1,800)	(255,366)
Waste Connections, Inc.	(14,400)	(435,600)
Waste Management, Inc.	(7,600)	(243,808)
		(4,361,190)

Materials — (7.0%)
Compass Minerals International, Inc.	(6,300)	(469,917)
Ecolab, Inc.	(6,400)	(414,784)
Martin Marietta Materials, Inc.	(5,400)	(447,498)
Methanex Corp.	(4,800)	(136,992)
Potash Corp. of Saskatchewan, Inc.	(3,100)	(134,602)
Praxair, Inc.	(1,100)	(114,268)
Sealed Air Corp.	(23,900)	(369,494)
Sigma-Aldrich Corp.	(6,300)	(453,411)
Texas Industries, Inc.*	(3,100)	(126,015)
Turquoise Hill Resources Ltd.*	(15,900)	(134,832)
		(2,801,813)

Consumer Staples — (1.3%)
Bunge Ltd.	(2,100)	(140,805)
Chiquita Brands International, Inc.*	(15,200)	(116,128)
Dole Food Co., Inc.*	(18,800)	(263,764)
		(520,697)

Utilities — (1.1%)
Atlantic Power Corp.*	(29,400)	(439,824)

Telecommunication Services — (0.7%)
NII Holdings, Inc.*	(35,600)	(279,460)
Total Common Stocks		$(38,437,737)

Total Securities Sold Short
(Proceeds $(34,953,412))		$(38,437,737)

Total Investment Securities —2.0%
(Cost $(56,312))		$789,475

Cash Collateral for Securities Sold Short— 98.7%		39,685,494

Liabilities in Excess of Other Assets — (0.7%)		(272,508)

Net Assets — 100.0%		$40,202,461

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$38,448,887	$—	$—	$38,448,887
Investment Fund	778,325	—	—	778,325
				$39,227,212
Liabilities:
Securities Sold Short
Common Stocks	$(38,437,737)	$—	$—	$(38,437,737)

See accompanying Notes to Financial Statements.

81

Portfolio of Investments

Touchstone Merger Arbitrage Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 83.9%

Information Technology — 15.6%
Ariba, Inc.*	222,700	$9,976,960
Brightpoint, Inc.*	1,156,100	10,381,778
FSI International, Inc.*	1,262,092	7,824,970
Kenexa Corp.*	229,000	10,495,070
LML Payment Systems, Inc.*	1,278,700	4,347,580
PLX Technology, Inc.*	1,056,995	6,098,861
Ramtron International Corp.*	1,561,572	4,809,642
		53,934,861

Financials — 15.4%
American Realty Capital Trust, Inc. REIT	655,400	7,687,843
Beacon Federal Bancorp, Inc.	290,600	5,974,736
Brooklyn Federal BanCorp, Inc.±	134,865	6,743
Citizens Republic Bancorp, Inc.*	346,400	6,702,840
Eaton Vance Senior Income Trust	482,244	3,665,054
Fidelity Bancorp, Inc. PA	137,300	2,887,419
First California Financial Group, Inc.*	500,900	3,486,264
Pacific Capital Bancorp NA*	179,691	8,247,817
Presidential Life Corp.	525,477	7,319,895
SeaBright Holdings, Inc.	664,100	7,305,100
		53,283,711

Health Care — 14.3%
American Medical Corp.	21,600	—
AMERIGROUP Corp.*	80,400	7,350,972
China Kanghui Holdings ADR*	177,100	5,374,985
Coventry Health Care, Inc.	260,900	10,876,921
Medicis Pharmaceutical Corp. - Class A	197,900	8,563,133
Par Pharmaceutical Cos., Inc.*	65,500	3,273,690
Sun Healthcare Group, Inc.*	804,000	6,805,860
Sunrise Senior Living, Inc.*	513,200	7,323,364
		49,568,925

Industrials — 13.0%
Cooper Industries PLC	148,600	11,153,916
Dollar Thrifty Automotive Group, Inc.*	102,200	8,884,246
Exelis, Inc.	61,950	640,563
ITT Corp.	30,975	624,146
Robbins & Myers, Inc.	173,200	10,322,720
Shaw Group, Inc. (The)*	173,900	7,585,518
US Home Systems, Inc.	344,759	4,299,145
Xylem, Inc.	62,000	1,559,300
		45,069,554

Consumer Staples — 8.1%
Grupo Modelo S.A. de C.V.	1,070,100	9,609,498
Kraft Foods, Inc. - Class A	239,700	9,911,595
Physicians Formula Holdings, Inc.*	637,800	3,106,086
Viterra, Inc.	320,000	5,243,821
		27,871,000

Consumer Discretionary — 6.5%
Collective Brands, Inc.*	225,500	4,895,605
Comcast Corp. - Class A	124,871	4,345,511
Lowe's Cos, Inc.	154,500	4,672,080
Peet's Coffee & Tea, Inc.*	49,200	3,608,328
Sealy Corp.*	2,241,625	4,886,742
		22,408,266

Energy — 6.1%
Nexen, Inc.	259,700	6,580,798
Progress Energy Resources Corp.	250,000	5,569,118
Sunoco., Inc.	186,958	8,755,243
		20,905,159

Utilities — 3.2%
CH Energy Group, Inc.	55,845	3,641,652
GenOn Energy, Inc.*	2,894,300	7,322,579
		10,964,231

Materials — 1.7%
Talison Lithium Ltd.*	900,000	5,923,100
Total Common Stocks		$289,928,807

Preferred Stocks — 3.3%

Financials — 3.3%
Countrywide Capital V, 7.00%	136,000	3,425,840
GMAC Capital Trust I, 8.13%(A)	173,100	4,346,541
Goldman Sachs Group, Inc. (The), 6.13%	142,200	3,739,860
Total Preferred Stocks		$11,512,241

Principal
Amount

	Corporate Bonds — 2.2%

	Materials — 0.9%
$2,950,000	ArcelorMittal, 5.375%, 6/1/13	3,025,331

	Consumer Discretionary — 0.6%
1,935,000	Peninsula Gaming LLC / Peninsula
	Gaming Corp., 10.750%, 8/15/17	2,186,550

	Financials — 0.4%
1,150,000	Leucadia National Corp.,
	8.125%, 9/15/15	1,296,625

	Utilities — 0.3%
1,085,000	AES Corp. (The), 8.000%, 10/15/17	1,253,175
	Total Corporate Bonds	$7,761,681

	Commercial Mortgage-Backed Security — 0.9%
2,950,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2007-2, Class AM,
	5.813%, 4/10/49(A)	3,161,161

	Asset-Backed Securities — 1.6%
2,481,250	Dominos Pizza Master Issuer LLC, Ser
	2012-1A, Class A2, 144a,
	5.216%, 1/25/42	2,766,101

82

Touchstone Merger Arbitrage Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 1.6% (Continued)
$2,400,000	Sonic Capital LLC, Ser 2011-1A, Class
	A2, 144a, 5.438%, 5/20/41	$2,674,303
	Total Asset-Backed Securities	$5,440,404

	Number
	of
	Rights

Rights — 1.1%
Allos Therapeutics Contingent Value Rights, 0.00%±	4,131,971	$—
Sanofi Contingent Value Rights, 0.00%	2,262,409	3,800,847
XO Holdings, Inc. Class O, 0.00%	40,500	—
Total Rights		$3,800,847

	Shares

Investment Funds — 4.1%
Blackrock Credit Allocation Income Trust III, Inc.	284,400	$3,444,084
Touchstone Institutional Money Market Fund^	10,751,954	10,751,954
Total Investment Funds		$14,196,038

Total Long Positions
(Cost $331,361,235)		$335,801,179

Securities Sold Short — (16.4%)

Common Stocks — (16.4%)

Financials — (3.6%)
Berkshire Hills Bancorp, Inc.	(133,576)	$(3,056,219)
FirstMerit Corp.	(474,568)	(6,990,387)
WesBanco, Inc.	(113,550)	(2,351,620)
		(12,398,226)

Consumer Staples — (2.9%)
Kraft Foods Group, Inc.*#	(79,899)	(3,567,490)
Kraft Foods, Inc.*#	(239,700)	(6,364,035)
		(9,931,525)

Consumer Discretionary — (2.6%)
Comcast Corp. - Class A	(124,871)	(4,466,636)
Home Depot, Inc.	(77,250)	(4,663,582)
		(9,130,218)

Utilities — (2.2%)
NRG Energy, Inc.	(352,123)	(7,531,910)

Industrials — (1.8%)
Chicago Bridge & Iron Co. N.V.	(21,696)	(826,401)
Eaton Corp.	(115,138)	(5,441,422)
		(6,267,823)

Energy — (1.2%)
Energy Transfer Partners LP	(98,612)	(4,197,913)

Health Care — (1.2%)
Aetna, Inc.	(101,362)	(4,013,936)

Information Technology — (0.9%)
Integrated Device Technology, Inc.*	(554,777)	(3,262,089)
Total Common Stocks		$(56,733,640)

Total Securities Sold Short
(Proceeds $(55,104,957))		$(56,733,640)

Total Investment Securities —80.7%
(Cost $276,256,278)		279,067,539

Cash Collateral for Securities Sold Short— 13.8%		47,882,314

Other Assets in Excess of Liabilities — 5.5%		18,842,310

Net Assets — 100.0%		$345,792,163

(A)	Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

#	When issued or delayed delivery security. See Note 2 in Notes to Financial Statements.

±	Fair valued security by Fund's Investment Advisor.

Portfolio Abbreviations:

ADR - American Depositary Receipt

CAD - Canadian Dollar

LLC - Limited Liability Company

LP - Limited Partnership

LTD - Limited

PLC - Public Limited Company

83

Touchstone Merger Arbitrage Fund (Continued)

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $5,440,404 or 1.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks
Information Technology	$53,934,861	$—	$—	$53,934,861
Financials	53,276,968	—	6,743	53,283,711
Health Care	49,568,925	—	—	49,568,925
Industrials	45,069,554	—	—	45,069,554
Consumer Staples	27,871,000	—	—	27,871,000
Consumer Discretionary	22,408,266	—	—	22,408,266
Energy	20,905,159	—	—	20,905,159
Utilities	10,964,231	—	—	10,964,231
Materials	5,923,100	—	—	5,923,100
Preferred Stocks	11,512,241	—	—	11,512,241
Corporate Bonds	—	7,761,681	—	7,761,681
Commercial Mortgage-Backed Security	—	3,161,161	—	3,161,161
Asset-Backed Securities	—	5,440,404	—	5,440,404
Rights	3,800,847	—	—	3,800,847
Investment Funds	14,196,038	—	—	14,196,038
				$335,801,179

Liabilities:
Securities Sold Short
Common Stocks	(56,733,640)	—	—	(56,733,640)

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments**
Assets:
Forward Currency Contracts	$—	$45,577	$—	$45,577
Liabilities:
Forward Currency Contract	—	(69,877)	—	(69,877)

** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation (depreciation).

At September 30, 2012 securities valued at $1,790,578 were transferred from Level 1 to Level 2 pursuant to the Fund's fair valuation policy.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the year ended September 30, 2012:

Measurements Using Unobservable Inputs (Level 3)

	Common Stock
	United
Assets	States		Total

Beginning balance	$—		$—

Gross transfers into Level 3	6,743	(a)	6,743

Ending balance	$6,743		$6,743

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at September 30, 2012 was ($6,743).

(a)	Transferred from Level 1 to Level 3 due to lack of observable valuation inputs.

84

Touchstone Merger Arbitrage Fund (Continued)

Forward Foreign Currency Exchange Contract

						Unrealized
		Contract to				Appreciation/
Counterparty	Value Date	Receive		Deliver		(Depreciation)

Brown Brothers Harriman	10/05/2012	USD	5,333,607	CAD	5,200,000	$45,018
Brown Brothers Harriman	10/12/2012	USD	5,593,410	CAD	5,500,000	559
Brown Brothers Harriman	11/16/2012	USD	5,874,084	CAD	5,850,000	(69,877)
						$(24,300)

See accompanying Notes to Financial Statements.

85

Portfolio of Investments

Touchstone Mid Cap Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 97.5%

Financials — 21.6%
Alexander & Baldwin, Inc.*	25,542	$754,255
Alleghany Corp.*	3,820	1,317,671
Eaton Vance Corp.	93,356	2,703,590
Hatteras Financial Corp. REIT	66,033	1,861,470
M&T Bank Corp.†	30,003	2,855,085
MBIA, Inc.*	97,021	982,823
UDR, Inc. REIT	45,773	1,136,086
White Mountains Insurance Group Ltd.	3,419	1,755,109
		13,366,089

Consumer Discretionary — 20.5%
Cabela's, Inc.*	43,756	2,392,578
CarMax, Inc.*	87,899	2,487,542
Hasbro, Inc.	59,595	2,274,741
Service Corp. International	168,911	2,273,542
Staples, Inc.	119,922	1,381,501
Whirlpool Corp.	22,003	1,824,269
		12,634,173

Consumer Staples — 17.1%
Brown-Forman Corp. - Class B	30,564	1,994,268
Energizer Holdings, Inc.	31,966	2,384,983
Hershey Co. (The)	27,871	1,975,775
Lorillard, Inc.	15,028	1,750,011
Nu Skin Enterprises, Inc. Class A	33,465	1,299,447
Pricesmart, Inc.	15,467	1,171,161
		10,575,645

Materials — 15.1%
Albemarle Corp.	45,951	2,420,699
MeadWestvaco. Corp.	91,941	2,813,395
NewMarket Corp.	10,442	2,573,744
Vulcan Materials Co.	32,643	1,544,014
		9,351,852

Industrials — 7.6%
Cintas Corp	71,394	2,959,281
Matson, Inc.	24,450	511,250
Old Dominion Freight Line, Inc.*	39,357	1,187,007
		4,657,538

Information Technology — 7.4%
Amphenol Corp. - Class A	36,540	2,151,475
Paychex, Inc.	73,010	2,430,503
		4,581,978

Energy — 5.7%
Atwood Oceanics, Inc.*	63,482	2,885,257
Kinder Morgan Management LLC*	8,584	655,791
		3,541,048

Health Care — 2.5%
Tenet Healthcare Corp.*	246,129	1,543,229
Total Common Stocks		$60,251,552

Investment Funds — 6.2%
Invesco Government & Agency Portfolio**	2,855,721	2,855,721
Touchstone Institutional Money Market Fund^	938,052	938,052
Total Investment Funds		$3,793,773

Total Investment Securities —103.7%
(Cost $57,102,367)		$64,045,325

Liabilities in Excess of Other Assets — (3.7%)		(2,260,414)

Net Assets — 100.0%		$61,784,911

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $2,818,354.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

LLC - Limited Liability Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$60,251,552	$—	$—	$60,251,552
Investment Funds	3,793,773	—	—	3,793,773
				$64,045,325

See accompanying Notes to Financial Statements.

86

Portfolio of Investments

Touchstone Mid Cap Value Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 96.8%

Financials — 20.8%
Allstate Corp. (The)	40,507	$1,604,482
Ameriprise Financial, Inc.	23,672	1,341,966
Comerica, Inc.	34,997	1,086,657
Digital Realty Trust, Inc., REIT	18,982	1,325,893
Endurance Speciality Holdings Ltd.	17,475	672,788
Fifth Third BanCorp.	109,585	1,699,663
Host Hotels & Resorts, Inc., REIT	77,059	1,236,798
Liberty Property Trust, REIT	39,823	1,443,186
PartnerRe Ltd.	18,158	1,348,776
Reinsurance Group of America, Inc.	23,510	1,360,524
SunTrust Banks, Inc.	49,792	1,407,620
TCF Financial Corp.	70,211	838,319
Unum Group	66,064	1,269,750
Willis Group Holdings PLC	33,178	1,224,932
Zions Bancorporation	70,083	1,447,564
		19,308,918

Information Technology — 11.6%
Adobe Systems, Inc.*	36,953	1,199,494
Analog Devices, Inc.	25,617	1,003,930
Diebold, Inc.	30,025	1,012,143
Fidelity National Information Services, Inc.	44,297	1,382,952
Juniper Networks, Inc.*	61,883	1,058,818
Molex, Inc.	36,268	953,123
Symantec Corp.*	86,196	1,551,528
Synopsys, Inc.*	59,172	1,953,859
Vishay Intertechnology, Inc.*	68,952	677,798
		10,793,645

Industrials — 10.6%
Cintas Corp.	30,279	1,255,065
Dover Corp.	19,708	1,172,429
Flowserve Corp.	9,252	1,181,850
Fluor Corp.	20,288	1,141,809
Republic Services, Inc.	57,822	1,590,683
Spirit Aerosystems Holdings, Inc. - Class A*	41,770	927,712
Stanley Black & Decker, Inc.	19,550	1,490,688
Towers Watson & Co. - Class A	19,710	1,045,616
		9,805,852

Consumer Staples — 9.8%
Coca-Cola Enterprises, Inc.	31,857	996,168
Constellation Brands, Inc.-Class A*	32,609	1,054,901
Energizer Holdings, Inc.	16,015	1,194,879
JM Smucker Co. (The)	12,089	1,043,643
Kroger Co. (The)	58,822	1,384,670
Molson Coors Brewing Co.-Class B	26,900	1,211,845
Sysco Corp.	40,933	1,279,975
Tyson Foods, Inc. - Class A	56,550	905,931
		9,072,012

Consumer Discretionary — 9.7%
Harley-Davidson, Inc.	25,252	1,069,927
Hasbro, Inc.	38,203	1,458,209
Interpublic Group of Cos, Inc. (The)	92,718	1,031,024
Newell Rubbermaid, Inc.	76,325	1,457,044
Royal Caribbean Cruises Ltd.	36,686	1,108,284
Scripps Networks Interactive, Inc. - Class A	16,731	1,024,439
Urban Outfitters, Inc.*	24,382	915,789
WMS Industries, Inc.*	55,256	905,093
		8,969,809

Utilities — 9.3%
AGL Resources, Inc.	37,460	1,532,489
Edison International	20,650	943,498
Great Plains Energy, Inc.	80,311	1,787,723
Portland General Electric Co.	28,361	766,881
SCANA Corp.	26,462	1,277,321
TECO Energy, Inc.	69,457	1,232,167
Xcel Energy, Inc.	40,495	1,122,116
		8,662,195

Materials — 9.2%
Allegheny Technologies, Inc.	51,819	1,653,026
Compass Minerals International, Inc.	13,375	997,641
Greif, Inc. - Class A	28,430	1,256,037
Huntsman Corp.	60,411	901,936
Nucor Corp.	27,427	1,049,357
Owens-Illinois, Inc.*	63,685	1,194,731
Packaging Corp. of America	40,171	1,458,207
		8,510,935

Health Care — 8.7%
AmerisourceBergen Corp.	21,795	843,684
CareFusion Corp.*	50,861	1,443,944
HealthSouth Corp.*	36,798	885,360
MEDNAX, Inc.*	19,469	1,449,467
Patterson Co., Inc.	25,640	877,914
Quest Diagnostics, Inc.	20,877	1,324,228
Teleflex, Inc.	17,472	1,202,772
		8,027,369

Energy — 7.1%
EQT Corp.	14,284	842,756
McDermott International, Inc.*	50,200	613,444
Murphy Oil Corp.	12,524	672,414
Nabors Industries Ltd.*	41,023	575,553
Newfield Exploration Co.*	40,995	1,283,963
Pioneer Natural Resources Co.	14,669	1,531,444
Range Resources Corp.	15,664	1,094,444
		6,614,018
Total Common Stocks		$89,764,753

Exchange Traded Fund — 1.0%
iShares Russell Midcap Value Index Fund	19,546	952,281

Investment Fund — 1.8%
Touchstone Institutional Money Market Fund^	1,677,943	1,677,943

87

Touchstone Mid Cap Value Fund (Continued)

Market
Value

Total Investment Securities —99.6%
(Cost $86,322,248)	$92,394,977

Other Assets in Excess of Liabilities — 0.4%	331,730

Net Assets — 100.0%	$92,726,707

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$89,764,753	$—	$—	$89,764,753
Exchanged Traded Fund	952,281	—	—	952,281
Investment Fund	1,677,943	—	—	1,677,943
				$92,394,977

See accompanying Notes to Financial Statements.

88

Portfolio of Investments

Touchstone Premium Yield Equity Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 95.9%

Energy — 22.5%
Kinder Morgan Management LLC*	3	$207
Kinder Morgan, Inc.	236,376	8,396,076
Pembina Pipeline Corp. (Canada)	46,953	1,319,379
Seadrill Ltd.	97,064	3,806,850
Spectra Energy Corp.	109,822	3,224,374
Statoil ASA, ADR	113,767	2,934,051
Total SA, ADR	48,531	2,431,403
Williams Co, Inc. (The)	125,078	4,373,978
		26,486,318

Health Care — 18.1%
Abbott Laboratories	80,974	5,551,577
Baxter International, Inc.	39,327	2,369,845
Eli Lilly & Co.	49,980	2,369,552
GlaxoSmithKline PLC ADR	72,469	3,350,967
Johnson & Johnson	46,032	3,172,065
Merck & Co., Inc.	50,375	2,271,912
Pfizer, Inc.	90,753	2,255,212
		21,341,130

Utilities — 15.8%
American Water Works Co., Inc.	119,291	4,420,924
National Grid PLC ADR	53,923	2,985,177
NiSource, Inc.	219,653	5,596,758
ONEOK, Inc.	115,491	5,579,370
		18,582,229

Financials — 12.3%
Bank of Montreal	23,017	1,358,924
Cincinnati Financial Corp.	63,132	2,392,071
CME Group, Inc.	38,801	2,223,297
Digital Realty Trust, Inc. REIT	34,853	2,434,482
HCP, Inc. REIT	53,268	2,369,361
Hospitality Properties Trust REIT	107,850	2,564,673
Valley National Bancorp	115,744	1,159,755
		14,502,563

Information Technology — 8.4%
CA, Inc.	86,281	2,223,031
Intel Corp.	138,099	3,132,085
Maxim Integrated Products, Inc.	77,074	2,051,710
Microchip Technology, Inc.	73,654	2,411,432
		9,818,258

Telecommunication Services — 7.9%
AT&T, Inc.	79,571	2,999,827
BCE, Inc. (Canada)	28,936	1,271,448
Vodafone Group PLC ADR	116,266	3,313,000
Windstream Corp.	169,010	1,708,691
		9,292,966

Industrials — 5.2%
ACCO Brands Corp.*	80	519
General Electric Co.	197,416	4,483,317
R.R. Donnelley & Sons Co.	153,358	1,625,595
		6,109,431

Materials — 3.9%
International Paper Co.	71,023	2,579,555
MeadWestvaco. Corp.	66,684	2,040,531
		4,620,086

Consumer Staples — 1.8%
H.J. Heinz Co.	37,222	2,082,571
Total Common Stocks		$112,835,552

Investment Fund — 13.8%
Touchstone Institutional Money Market Fund^	16,172,313	16,172,313

Total Investment Securities —109.7%
(Cost $115,627,837)		$129,007,865

Liabilities in Excess of Other Assets — (9.7)%		(11,363,410)

Net Assets — 100.0%		$117,644,455

Portfolio Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$112,835,552	$—	$—	$112,835,552
Investment Fund	16,172,313	—	—	16,172,313
				$129,007,865

See accompanying Notes to Financial Statements.

89

Portfolio of Investments

Touchstone Sands Capital Select Growth Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 98.2%

Information Technology — 42.2%
Apple, Inc.	480,000	$320,284,800
ASML Holding NV (Netherlands)	1,784,000	95,765,120
F5 Networks, Inc.*	705,000	73,813,500
Facebook, Inc. - Class A†*	2,200,976	47,651,130
Google, Inc. - Class A*	333,000	251,248,500
Qualcomm, Inc.	2,502,000	156,349,980
Salesforce.com, Inc.*	1,389,000	212,086,410
Visa, Inc. - Class A	1,837,000	246,672,360
		1,403,871,800

Consumer Discretionary — 21.7%
Amazon.Com, Inc.*	1,020,000	259,406,400
Coach, Inc.	1,572,000	88,063,440
Las Vegas Sands Corp.	2,249,000	104,286,130
NIKE, Inc. - Class B	939,000	89,120,490
Priceline.com, Inc.*	167,000	103,327,910
Starbucks Corp.	1,558,000	79,068,500
		723,272,870

Health Care — 16.3%
Alexion Pharmaceuticals, Inc.*	1,176,000	134,534,400
Allergan, Inc./United States	1,337,522	122,490,265
athenahealth, Inc.†*	472,000	43,315,439
Cerner Corp.*	1,112,275	86,101,208
Intuitive Surgical, Inc.*	141,000	69,883,830
Regeneron Pharmaceuticals, Inc.*	563,000	85,947,580
		542,272,722

Energy — 10.2%
FMC Technologies, Inc.*	1,683,000	77,922,900
National Oilwell Varco., Inc.	1,166,000	93,408,260
Schlumberger Ltd.	1,525,000	110,303,250
Southwestern Energy Co.*	1,611,000	56,030,580
		337,664,990

Industrials — 2.8%
W.W. Grainger, Inc.	445,000	92,724,650

Materials — 2.7%
Praxair, Inc.	879,000	91,310,520

Financials — 2.3%
Intercontinental Exchange, Inc.*	581,000	77,511,210
Total Common Stocks		$3,268,628,762

Investment Funds — 4.9%
Invesco Government & Agency Portfolio**	79,587,866	79,587,866
Touchstone Institutional Money Market Fund^	83,047,789	83,047,789
Total Investment Funds		$162,635,655

Total Investment Securities —103.1%
(Cost $2,680,454,621)		$3,431,264,417

Liabilities in Excess of Other Assets — (3.1%)		(103,869,373)

Net Assets — 100.0%		$3,327,395,044

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $80,652,124.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,268,628,762	$—	$—	$3,268,628,762
Investment Funds	162,635,655	—	—	162,635,655
				$3,431,264,417

See accompanying Notes to Financial Statements.

90

Portfolio of Investments

Touchstone Short Duration Fixed Income Fund – September 30, 2012

Principal		Market
Amount		Value

	Asset-Backed Securities — 28.4%
$310,000	American Express Credit Account
	Master Trust, Ser 2010-1, Class A,
	0.471%, 11/16/15(A)	$310,389
253,009	AmeriCredit Automobile Receivables
	Trust, Ser 2009-1, Class B,
	9.790%, 4/15/14	260,700
365,000	AmeriCredit Automobile Receivables
	Trust, Ser 2010-2, Class C,
	4.520%, 10/8/15	379,205
290,234	AmeriCredit Automobile Receivables
	Trust, Ser 2010-3, Class A3,
	1.140%, 4/8/15	291,018
325,000	AmeriCredit Automobile Receivables
	Trust, Ser 2011-3, Class B,
	2.280%, 6/8/16	333,783
385,000	AmeriCredit Automobile Receivables
	Trust, Ser 2011-4, Class A3,
	1.170%, 5/9/16	388,293
285,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-1, Class B,
	1.730%, 2/8/17	288,673
220,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-2, Class B,
	1.780%, 3/8/17	223,106
700,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-3, Class A3,
	0.960%, 1/9/17	704,444
580,000	AmeriCredit Automobile Receivables
	Trust, Ser 2012-4, Class A3,
	0.670%, 6/8/17	580,288
365,000	Capital One Multi-Asset Execution
	Trust, Ser 2007-A7, Class A7,
	5.750%, 7/15/20	447,889
225,000	CarMax Auto Owner Trust, Ser 2012-1,
	Class A3, 0.890%, 9/15/16	226,668
800,000	Citibank Omni Master Trust, Ser
	2009-A13, Class A13, 144a,
	5.350%, 8/15/18	870,948
1,115,000	Citibank Omni Master Trust, Ser
	2009-A17, Class A17, 144a,
	4.900%, 11/15/18	1,215,360
209,572	CNH Equipment Trust, Ser 2010-A,
	Class A4, 2.490%, 1/15/16	212,283
425,000	CNH Equipment Trust, Ser 2011-C,
	Class A3, 1.190%, 12/15/16	429,694
164,380	College & University Facility Loan
	Trust, Ser -2, Class D, 4.000%, 6/1/18	164,380
550,000	Cronos Containers Program Ltd., Ser
	2012-2A, Class A, 144a,
	3.810%, 9/18/27	550,495
312,638	Dominos Pizza Master Issuer LLC, Ser
	2012-1A, Class A2, 144a,
	5.216%, 1/25/42	348,529
209,105	DT Auto Owner Trust, Ser 2012-2A,
	Class A, 144a, 0.910%, 11/16/15	209,229
465,000	Ford Credit Auto Lease Trust, Ser
	2012-A, Class A3, 0.850%, 1/15/15	467,059
102,082	Ford Credit Auto Owner Trust, Ser
	2009-B, Class A4, 4.500%, 7/15/14	103,597
430,000	GE Capital Credit Card Master Note
	Trust, Ser 2012-1, Class A,
	1.030%, 1/15/18	434,380
71,725	GE Equipment Midticket LLC, Ser
	2010-1, Class A3, 144a,
	0.940%, 7/14/14	71,762
900,000	GE Equipment Midticket LLC, Ser
	2012-1, Class A4, 0.780%, 9/22/20	901,035
440,000	GE Equipment Small Ticket LLC, Ser
	2011-1A, Class A3, 144a,
	1.450%, 1/21/18	442,581
275,000	GE Equipment Small Ticket LLC, Ser
	2011-2A, Class A3, 144a,
	1.370%, 6/22/15	276,715
265,000	GE Equipment Transportation LLC, Ser
	2011-1, Class A4, 1.330%, 5/20/19	267,342
630,000	GE Equipment Transportation LLC, Ser
	2012-1, Class A4, 1.230%, 1/22/20	637,917
274,647	Great America Leasing Receivables,
	Ser 2009-1, Class A4, 144a,
	3.190%, 12/15/13	276,422
394,419	Great America Leasing Receivables,
	Ser 2011-1, Class A3, 144a,
	1.690%, 2/15/14	395,460
275,000	Harley-Davidson Motorcycle Trust, Ser
	2010-1, Class A4, 1.530%, 9/15/15	277,720
360,000	Harley-Davidson Motorcycle Trust, Ser
	2011-1, Class A3, 0.960%, 5/16/16	361,295
430,000	Harley-Davidson Motorcycle Trust, Ser
	2011-1, Class A4, 1.310%, 3/15/17	433,839
367,562	Mid-State Trust, Ser 2004-1, Class A,
	6.005%, 8/15/37	390,445
168,909	MMAF Equipment Finance LLC, Ser
	2009-AA, Class A3, 144a,
	2.370%, 11/15/13	169,281
875,000	MMAF Equipment Finance LLC, Ser
	2009-AA, Class A4, 144a,
	3.510%, 1/15/30	908,835
400,000	MMAF Equipment Finance LLC, Ser
	2011-AA, Class A4, 144a,
	2.100%, 7/15/17	411,805
450,000	MMAF Equipment Finance LLC, Ser
	2012-AA, Class A4, 144a,
	1.350%, 10/10/18	454,663
425,000	Nissan Auto Lease Trust, Ser 2012-A,
	Class A3, 0.980%, 5/15/15	429,473
17,427	RSB Bondco. LLC, Ser 2007-A, Class A1,
	5.470%, 10/1/14	17,434
380,049	Santander Consumer Acquired
	Receivables Trust, Ser 2011-WO,
	Class A3, 144a, 1.400%, 10/15/14	380,813
458,587	Santander Drive Auto Receivables
	Trust, Ser 2010-1, Class A3,
	1.840%, 11/17/14	463,089

91

Touchstone Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 28.4% (Continued)
$325,000	Santander Drive Auto Receivables
	Trust, Ser 2011-1, Class A3,
	1.280%, 1/15/15	$326,821
490,000	Santander Drive Auto Receivables
	Trust, Ser 2011-2, Class A3,
	1.290%, 2/16/15	493,063
315,000	Santander Drive Auto Receivables
	Trust, Ser 2011-2, Class B,
	2.660%, 1/15/16	320,016
240,000	Santander Drive Auto Receivables
	Trust, Ser 2012-1, Class A3,
	1.490%, 10/15/15	242,830
635,000	Santander Drive Auto Receivables
	Trust, Ser 2012-2, Class A3,
	1.220%, 12/15/15	640,329
390,000	Santander Drive Auto Receivables
	Trust, Ser 2012-2, Class B,
	2.090%, 8/15/16	393,827
750,000	Santander Drive Auto Receivables
	Trust, Ser 2012-3, Class A3,
	1.080%, 4/15/16	754,891
161,528	Small Business Administration
	Participation Certificates, Ser
	2003-20E, Class 1, 4.640%, 5/1/23	177,941
179,172	Small Business Administration
	Participation Certificates, Ser
	2004-20B, Class 1, 4.720%, 2/1/24	196,657
178,538	Small Business Administration
	Participation Certificates, Ser
	2005-20G, Class 1, 4.750%, 7/1/25	198,987
143,444	Small Business Administration
	Participation Certificates, Ser
	2007-10E, Class 1, 5.250%, 9/1/17	153,215
662,400	Sonic Capital LLC, Ser 2011-1A, Class
	A2, 144a, 5.438%, 5/20/41	738,108
20,758	Tax Liens Securitization Trust, Ser
	2010-1A, Class 1A2, 144a,
	2.000%, 4/15/18	20,783
8,924	Tax Liens Securitization Trust, Ser
	2010-1A, Class 2A2, 144a,
	2.000%, 4/15/18	8,935
231,875	Textainer Marine Containers Ltd., Ser
	2011-1A, Class A, 144a,
	4.700%, 6/15/26	243,740
63,802	United States Small Business Adminis-
	tration, Ser 2005-P10A, Class 1,
	4.638%, 2/10/15	67,593
102,628	United States Small Business Adminis-
	tration, Ser 2006-P10A, Class 1,
	5.408%, 2/10/16	109,150
186,397	United States Small Business Adminis-
	tration, Ser 2007-P10B, Class 1,
	5.788%, 8/10/17	208,054
215,000	Volkswagen Auto Lease Trust, Ser
	2011-A, Class A3, 1.200%, 10/20/14	217,363
350,000	Volvo Financial Equipment LLC, Ser
	2012-1A, Class A4, 144a,
	1.090%, 8/15/17	352,887
345,419	Westlake Automobile Receivables
	Trust, Ser 2011-1A, Class A3, 144a,
	1.490%, 6/16/14	345,949
500,000	Westlake Automobile Receivables
	Trust, Ser 2012-1A, Class A2, 144a,
	1.030%, 3/15/16	500,099
370,000	World Financial Network Credit Card
	Master Trust, Ser 2009-D, Class A,
	4.660%, 5/15/17	381,478
685,000	World Financial Network Credit Card
	Master Trust, Ser 2010-A, Class A,
	3.960%, 4/15/19	740,807
900,000	World Financial Network Credit Card
	Master Trust, Ser 2011-A, Class A,
	1.680%, 8/15/18	918,389
	Total Asset-Backed Securities	$26,160,248

	Corporate Bonds — 22.6%

	Financials — 10.8%
375,453	Ahold Lease Series 2001-A-1 Pass
	Through Trust, 7.820%, 1/2/20(B)	428,016
625,000	American Express Co.,
	6.800%, 9/1/66(A)	668,750
250,000	American International Group, Inc.,
	3.000%, 3/20/15	258,869
290,000	American International Group, Inc.,
	4.250%, 5/15/13	295,867
500,000	Bank of America NA, 5.300%, 3/15/17	555,222
315,000	Bank of New York Mellon Corp. MTN,
	4.950%, 11/1/12	316,230
215,000	Barclays Bank PLC, 2.500%, 1/23/13	216,334
500,000	Barclays Bank PLC, 5.200%, 7/10/14	533,718
250,000	Citigroup, Inc., 5.000%, 9/15/14	263,679
296,000	Citigroup, Inc., 6.500%, 8/19/13	310,711
195,000	CME Group, Inc., 5.750%, 2/15/14	208,480
305,000	Credit Suisse/New York NY MTN,
	5.000%, 5/15/13	313,150
335,000	FMR LLC, 144a, 4.750%, 3/1/13	340,060
502,000	General Electric Capital Corp. MTN,
	1.875%, 9/16/13	509,114
525,000	Hartford Financial Services Group, Inc.,
	5.500%, 10/15/16	582,680
500,000	HSBC Finance Corp., 5.500%, 1/19/16	552,779
400,000	JPMorgan Chase & Co., 4.750%, 3/1/15	434,962
250,000	Morgan Stanley, 4.750%, 4/1/14	258,798
205,000	Morgan Stanley, 5.300%, 3/1/13	208,609
215,000	National Australia Bank Ltd., 144a,
	1.700%, 12/10/13	217,943
185,000	New York Life Global Funding, 144a,
	5.250%, 10/16/12	185,334

92

Touchstone Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 22.6% (Continued)

	Financials — (Continued)
$300,000	Provident Bank of Maryland,
	9.500%, 5/1/18	$318,087
300,000	Rio Tinto Finance USA Ltd.,
	8.950%, 5/1/14	337,949
500,000	SunTrust Bank/Atlanta GA,
	0.761%, 4/1/15(A)	486,605
300,000	TD Ameritrade Holding Corp.,
	2.950%, 12/1/12	301,234
500,000	UBS AG/Stamford CT, 3.875%, 1/15/15	529,935
343,918	WHC-IRS Trust, 6.980%, 5/15/15	370,813
		10,003,928

	Industrials — 3.6%
225,000	Cooper US, Inc., 5.250%, 11/15/12	226,260
167,896	CSX Transportation, Inc.,
	8.375%, 10/15/14	189,259
300,000	Equifax, Inc., 4.450%, 12/1/14	317,492
95,217	Federal Express Corp. 1995 Pass
	Through Trust, 7.110%, 1/2/14	99,978
215,000	Federal Express Corp. 2012 Pass
	Through Trust, 144a,
	2.625%, 1/15/18	217,129
262,111	GATX Corp. 2008-2 Pass Through Trust,
	9.000%, 11/15/13	281,599
450,000	Joy Global, Inc., 6.000%, 11/15/16	518,624
90,007	Petrodrill Five Ltd., 4.390%, 4/15/16	94,483
102,093	Petrodrill Four Ltd., 4.240%, 1/15/16	105,932
500,000	Potash Corp. of Saskatchewan, Inc.,
	5.250%, 5/15/14	537,455
265,000	Roper Industries, Inc., 6.625%, 8/15/13	278,347
400,000	Ryder System, Inc. MTN,
	7.200%, 9/1/15	463,979
		3,330,537

	Energy — 1.6%
400,000	BP Capital Markets PLC,
	5.250%, 11/7/13	420,709
307,440	Maritimes & Northeast Pipeline LLC,
	144a, 7.500%, 5/31/14	326,953
350,000	Noble Corp., 5.875%, 6/1/13	361,777
315,000	Noble Energy, Inc., 5.250%, 4/15/14	332,394
		1,441,833

	Consumer Staples — 1.5%
520,000	Coca-Cola Bottling Co. Consolidated,
	5.000%, 11/15/12	522,667
495,000	Coca-Cola Refreshments USA, Inc.,
	7.375%, 3/3/14	542,680
273,790	CVS Pass-Through Trust, 144a,
	6.117%, 1/10/13	277,897
		1,343,244

	Consumer Discretionary — 1.1%
465,000	Staples, Inc., 7.375%, 10/1/12	464,999
500,000	Staples, Inc., 9.750%, 1/15/14	553,170
		1,018,169

	Information Technology — 1.0%
505,000	Amphenol Corp., 4.750%, 11/15/14	541,911
150,000	Analog Devices, Inc., 5.000%, 7/1/14	161,900
250,000	Comcast Cable Holdings LLC,
	7.875%, 8/1/13	264,970
		968,781

	Transportation — 0.9%
706,923	Union Pacific Railroad Co. 1998 Pass
	Through Trust, 6.330%, 1/2/20	807,735

	Materials — 0.8%
335,000	Dow Chemical Co. (The),
	7.600%, 5/15/14	370,134
325,000	Westvaco Corp., 7.650%, 3/15/27	369,782
		739,916

	Utilities — 0.8%
371,978	Great River Energy, 144a,
	5.829%, 7/1/17	402,756
298,000	Monongahela Power Co., Inc., 144a,
	7.950%, 12/15/13	321,548
		724,304

	Telecommunication Services — 0.5%
137,280	BellSouth Telecommunications, Inc.,
	6.300%, 12/15/15	144,293
350,000	SBA Tower Trust, 144a,
	4.254%, 4/15/15	368,678
		512,971
	Total Corporate Bonds	$20,891,418

	Commercial Mortgage-Backed Securities — 11.5%
135,000	American Tower Trust, Ser 2007-1A,
	Class AFX, 144a, 5.420%, 4/15/37	142,067
375,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-1, Class A4,
	5.247%, 11/10/42(A)	383,066
545,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-6, Class A4, 5.364%, 9/10/47(A)	613,827
565,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2006-4, Class A4, 5.634%, 7/10/46	651,339
275,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2007-2, Class AM,
	5.813%, 4/10/49(A)	294,684
415,000	Bear Stearns Commercial Mortgage
	Securities, Ser 2005-PWR8, Class A4,
	4.674%, 6/11/41††	452,950
400,000	Citigroup/Deutsche Bank Commercial
	Mortgage Trust, Ser 2006-CD3,
	Class A4, 5.658%, 10/15/48	414,859

93

Touchstone Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 11.5% (Continued)
$620,000	Citigroup/Deutsche Bank Commercial
	Mortgage Trust, Ser 2007-CD5,
	Class A4, 5.886%, 11/15/44(A)	$733,629
83,463	Commercial Mortgage Asset Trust, Ser
	1999-C1, Class A4,
	6.975%, 1/17/32(A)	84,998
391,220	Commercial Mortgage Pass Through
	Certificates, Ser 2004-LB2A, Class
	A4, 4.715%, 3/10/39	409,224
350,000	Commercial Mortgage Pass Through
	Certificates, Ser 2012-9W57, Class A,
	144a, 2.365%, 2/10/29	367,308
390,000	Credit Suisse Mortgage Capital
	Certificates, Ser 2006-C3, Class A3,
	6.000%, 6/15/38(A)	449,369
132,013	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-C1, Class A, 144a,
	2.980%, 12/6/20	138,741
320,000	Fontainebleau Miami Beach Trust, Ser
	2012-FBLU, Class A, 144a,
	2.887%, 5/5/27	331,903
163,477	GE Capital Commercial Mortgage
	Corp., Ser 2003-C2, Class A4,
	5.145%, 7/10/37	166,492
212,408	GMAC Commercial Mortgage
	Securities, Inc., Ser 2003-C1, Class
	A2, 4.079%, 5/10/36	214,514
235,000	GMAC Commercial Mortgage
	Securities, Inc., Ser 2003-C2, Class
	A2, 5.640%, 5/10/40(A)	242,353
210,000	Greenwich Capital Commercial
	Funding Corp., Ser 2004-GG1, Class
	A7, 5.317%, 6/10/36(A)	221,728
319,256	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2003-CB6, Class A2,
	5.255%, 7/12/37(A)	327,012
76,969	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2005-LDP3, Class A3,
	4.959%, 8/15/42	77,995
805,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2007-CB18, Class A4,
	5.440%, 6/12/47	927,193
32,155	LB-UBS Commercial Mortgage Trust,
	Ser 2003-C5, Class A3,
	4.254%, 7/15/27††	32,546
173,631	LB-UBS Commercial Mortgage Trust,
	Ser 2003-C7, Class A3,
	4.559%, 9/15/27(A)††	173,746
715,000	LB-UBS Commercial Mortgage Trust,
	Ser 2006-C1, Class A4,
	5.156%, 2/15/31††	801,775
280,000	LB-UBS Commercial Mortgage Trust,
	Ser 2006-C1, Class AM,
	5.217%, 2/15/31(A)††	308,827
182,266	Merrill Lynch Mortgage Investors, Inc.,
	Ser 1998-C1, Class A3,
	6.720%, 11/15/26(A)	201,598
335,000	Morgan Stanley Capital I, Ser
	2004-IQ7, Class A4,
	5.532%, 6/15/38(A)	353,996
181,393	Wachovia Bank Commercial Mortgage
	Trust, Ser 2003-C3, Class A2,
	4.867%, 2/15/35	182,606
450,000	Wachovia Bank Commercial Mortgage
	Trust, Ser 2005-C20, Class A7,
	5.118%, 7/15/42(A)	499,935
325,979	Wachovia Bank Commercial Mortgage
	Trust, Ser 2005-C21, Class A4,
	5.413%, 10/15/44(A)	365,209
	Total Commercial Mortgage-Backed Securities	$10,565,489

	U.S. Treasury Obligations — 10.8%
2,500,000	U.S. Treasury Bill, 0.048%, 10/11/12(C)	2,499,965
2,500,000	U.S. Treasury Bill, 0.069%, 11/8/12(C)	2,499,808
1,725,000	U.S. Treasury Note, 1.500%, 6/30/16	1,793,731
700,000	U.S. Treasury Note, 1.750%, 7/31/15	728,438
1,700,000	U.S. Treasury Note, 2.750%, 11/30/16	1,858,312
525,000	U.S. Treasury Note, 4.250%, 11/15/14	569,215
	Total U.S. Treasury Obligations	$9,949,469

	U.S. Government Mortgage-Backed Obligations — 3.8%
79,732	FHLMC, Pool #C66916, 7.000%, 5/1/32	93,697
50,106	FHLMC, Pool #D94598, 6.500%, 4/1/21	56,010
248,296	FHLMC, Pool #G01840, 5.000%, 7/1/35	269,833
54,135	FHLMC, Pool #G30085, 7.500%, 10/1/17	59,737
389,523	FNMA, Pool #256272, 5.500%, 6/1/26	429,106
2,719	FNMA, Pool #323441, 7.000%, 12/1/13	2,733
83,244	FNMA, Pool #323832, 7.500%, 7/1/29	100,758
5,297	FNMA, Pool #334593, 7.000%, 5/1/24	6,215
44,090	FNMA, Pool #546474, 7.000%, 1/1/15	44,334
144,552	FNMA, Pool #665773, 7.500%, 6/1/31	173,214
159,973	FNMA, Pool #735484, 5.000%, 5/1/35	175,291
410,734	FNMA, Pool #735893, 5.000%, 10/1/35	450,099
484,069	FNMA, Pool #960376, 5.500%, 12/1/37	530,839
360,286	FNMA, Pool #AE0363, 5.000%, 7/1/37	394,220
177,286	FNMA, Pool #AL0302, 5.000%, 4/1/24	192,621
750	GNMA, Pool #2707, 5.500%, 1/20/14	813
863	GNMA, Pool #2802, 5.500%, 7/20/14	866
12,261	GNMA, Pool #2843, 5.500%, 11/20/14	13,291
37,208	GNMA, Pool #344233, 8.000%, 2/15/23	44,035

94

Touchstone Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 3.8% (Continued)
$90,017	GNMA, Pool #345123,
	8.000%, 12/15/23	$107,995
680	GNMA, Pool #462486, 6.500%, 1/15/13	697
16,780	GNMA, Pool #569337, 6.500%, 4/15/22	19,221
43,945	GNMA, Pool #578189, 6.000%, 2/15/32	50,254
44,055	GNMA, Pool #780322,
	8.000%, 11/15/22	47,868
13,800	GNMA, Pool #780327,
	8.000%, 11/15/17	14,824
31,820	GNMA, Pool #814, 8.000%, 8/20/17	35,128
7,573	GNMA, Pool #8426,
	3.000%, 11/20/18(A)	7,937
166,705	GNMA, Pool #894160,
	2.118%, 6/20/61(A)	173,790
	Total U.S. Government Mortgage-Backed Obligations	$3,495,426

	Agency Collateralized Mortgage Obligations — 3.2%
190,750	FHLMC REMICS, Ser -2510, Class TA,
	4.000%, 6/15/32	204,586
310,094	FNMA REMICS, Ser 2003-119, Class PU,
	4.000%, 11/25/33	325,460
149,019	FNMA REMICS, Ser 2003-19, Class ME,
	4.000%, 1/25/33	154,846
277,411	FNMA REMICS, Ser 2003-42, Class CA,
	4.000%, 5/25/33	303,489
72,408	FNMA REMICS, Ser 2003-66, Class AP,
	3.500%, 11/25/32	74,715
385,604	GNMA, Ser 2002-72, Class AB,
	4.500%, 10/20/32	428,574
80,303	GNMA, Ser 2004-12, Class BA,
	4.807%, 8/16/32	81,568
113,162	GNMA, Ser 2004-78, Class C,
	4.658%, 4/16/29	113,747
84,966	GNMA, Ser 2005-76, Class A,
	3.963%, 5/16/30	86,560
415,687	GNMA, Ser 2011-161, Class A,
	1.738%, 1/16/34	423,727
360,406	GNMA, Ser 2012-27, Class A,
	1.614%, 7/16/39	367,654
339,623	NCUA Guaranteed Notes, Ser 2010-C1,
	Class A1, 1.600%, 10/29/20	345,567
	Total Agency Collateralized Mortgage Obligations	$2,910,493

	Non-Agency Collateralized Mortgage Obligations — 2.3%
414,256	Chase Mortgage Finance Corp., Ser
	2003-S12, Class 2A1,
	5.000%, 12/25/18	422,407
293,952	Community Program Loan Trust, Ser
	1987-A, Class A5, 4.500%, 4/1/29	297,054
891,545	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-S1, Class 2A, 144a,
	3.250%, 4/25/38	928,322
278,146	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-S3, Class A, 144a,
	2.740%, 12/3/20	286,866
158,599	GSR Mortgage Loan Trust, Ser 2003-7F,
	Class 1A3, 5.250%, 6/25/33	158,780
	Total Non-Agency Collateralized Mortgage Obligations	$2,093,429

	Municipal Bonds — 2.0%

	California — 0.2%
180,000	Southern California Public Power
	Authority, Rev, Ser 2010-B,
	3.326%, 7/1/14	185,920

	Connecticut — 0.5%
425,000	State of Connecticut, Ser A, UTGO,
	1.100%, 5/15/18(A)	430,708

	District of Columbia — 0.2%
210,000	District of Columbia, Ser 2010, UTGO,
	2.585%, 6/1/13	212,871

	Louisiana — 0.8%
744,686	Louisiana Local Government
	Environmental Facilities &
	Community Development
	Authority, 1.520%, 2/1/18	753,787

	Minnesota — 0.3%
300,000	Michigan State Strategic Fund, Waste
	Management, Inc. Project,
	3.200%, 8/1/27(A)	306,101
	Total Municipal Bonds	1,889,387

	U.S. Government Agency Obligations — 2.0%
123,423	Small Business Administration
	Participation Certificates,
	5.800%, 12/1/18	134,393
101,994	Small Business Administration
	Participation Certificates,
	6.070%, 3/1/22	114,082
120,347	Small Business Administration
	Participation Certificates,
	6.140%, 1/1/22	134,290
119,851	Small Business Administration
	Participation Certificates, Ser
	2008-10B, Class 1, 4.580%, 3/1/18	127,776
211,999	Small Business Administration Pools,
	503795, 0.750%, 6/25/22(A)	212,853
160,160	Small Business Administration Pools,
	506207, 1.000%, 11/25/14(A)	160,011
116,157	Small Business Administration Pools,
	507442, 3.625%, 5/25/16(A)	119,328

95

Touchstone Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Agency Obligations — 2.0% (Continued)
$365,949	Small Business Administration Pools,
	507682, 0.650%, 1/25/26(A)	$366,661
262,109	Small Business Administration Pools,
	508374, 0.750%, 4/25/28(A)	263,590
191,018	United States Small Business Adminis-
	tration, 4.504%, 2/1/14	196,342
	Total U.S. Government Agency Obligations	$1,829,326

Shares

	Investment Fund — 14.7%
13,587,181	Touchstone Institutional Money Market Fund^	$13,587,181

	Total Investment Securities —101.3%
	(Cost $92,578,237)	$93,371,866

	Liabilities in Excess of
	Other Assets — (1.3%)	(1,155,902)

	Net Assets — 100.0%	$92,215,964

(A)	Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

(B)	Step Bond. A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at September 30, 2012.

(C)	Rate reflects yield at the time of purchase.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN -Medium Term Note

NCUA - National Credit Union Administration

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

UTGO - Unlimited Tax General Obligation

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $14,046,904 or 15.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

96

Touchstone Short Duration Fixed Income Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$26,160,248	$—	$26,160,248
Corporate Bonds	—	20,891,418	—	20,891,418
Commercial Mortgage-Backed Securities	—	10,565,489	—	10,565,489
U.S. Treasury Obligations	—	9,949,469	—	9,949,469
U.S. Government Mortgage-Backed Obligations	—	3,495,426	—	3,495,426
Agency Collateralized Mortgage Obligations	—	2,910,493	—	2,910,493
Non-Agency Collateralized Mortgage Obligations	—	2,093,429	—	2,093,429
Municipal Bonds	—	1,889,387	—	1,889,387
U.S. Government Agency Obligations	—	1,829,326	—	1,829,326
Investment Fund	13,587,181	—	—	13,587,181
				$93,371,866

See accompanying Notes to Financial Statements.

97

Portfolio of Investments

Touchstone Small Cap Core Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 97.4%

Financials — 23.4%
Alexander & Baldwin, Inc.*	463,598	$13,690,049
Alleghany Corp.*	26,942	9,293,373
Eaton Vance Corp.†	681,141	19,725,843
First Industrial Realty Trust, Inc. REIT*	849,971	11,168,619
Hatteras Financial Corp. REIT	420,805	11,862,493
MBIA, Inc.†*	1,449,164	14,680,031
Montpelier Re Holdings Ltd.	765,292	16,935,913
Tejon Ranch Co.*	392,409	11,787,966
White Mountains Insurance Group Ltd.	26,924	13,821,166
		122,965,453

Industrials — 16.8%
Corrections Corp. of America	615,253	20,580,213
Kaman Corp.	411,408	14,753,091
Matson, Inc.	458,836	9,594,261
Old Dominion Freight Line, Inc.*	780,564	23,541,810
Ritchie Bros Auctioneers, Inc.†	552,871	10,631,709
Tredegar Corp.	524,235	9,299,929
		88,401,013

Consumer Discretionary — 15.5%
American Eagle Outfitters, Inc.	558,179	11,766,413
Cabela's, Inc.*	496,414	27,143,918
Columbia Sportswear Co.†	201,291	10,869,714
Service Corp. International	1,664,750	22,407,535
Sturm Ruger & Co., Inc.†	191,452	9,474,959
		81,662,539

Materials — 12.5%
Albemarle Corp.	379,913	20,013,817
Kraton Performance Polymers, Inc.*	462,209	12,063,655
Martin Marietta Materials, Inc.†	106,392	8,816,705
NewMarket Corp.	100,133	24,680,782
		65,574,959

Consumer Staples — 9.6%
Energizer Holdings, Inc.	136,437	10,179,565
Nu Skin Enterprises, Inc. Class A†	428,545	16,640,402
Pricesmart, Inc.	309,945	23,469,035
		50,289,002

Energy — 8.5%
Atwood Oceanics, Inc.*	515,836	23,444,746
Kinder Morgan Management LLC*	101,482	7,753,248
World Fuel Services Corp.	381,999	13,602,984
		44,800,978

Information Technology — 8.1%
Advent Software, Inc.*	458,765	11,271,856
Micrel, Inc.	1,298,735	13,532,819
ValueClick, Inc.*	1,026,504	17,645,604
		42,450,279

Health Care — 3.0%
Tenet Healthcare Corp.*	2,513,160	15,757,513
Total Common Stocks		$511,901,736

Investment Funds — 12.5%
Invesco Government & Agency Portfolio**	57,448,540	57,448,540
Touchstone Institutional Money Market Fund^	8,371,104	8,371,104
Total Investment Funds		$65,819,644

Total Investment Securities —109.9%
(Cost $511,837,290)		$577,721,380

Liabilities in Excess of Other Assets — (9.9%)		(52,040,963)

Net Assets — 100.0%		$525,680,417

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $55,663,314.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

LLC- Limited Liability Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$511,901,736	$—	$—	$511,901,736
Investment Funds	65,819,644	—	—	65,819,644
				$577,721,380

See accompanying Notes to Financial Statements.

98

Portfolio of Investments

Touchstone Small Cap Value Fund – September 30, 2012

		Market
	Shares	Value

Common Stocks — 98.5%

Financials — 24.2%
Anworth Mortgage Asset Corp. REIT	71,720	$487,696
Astoria Financial Corp.	19,740	195,031
Brookline Bancorp, Inc.	48,820	430,592
Capitol Federal Financial, Inc.	51,167	611,957
Dime Community Bancshares, Inc.	10,180	146,999
Evercore Partners, Inc. - Class A	23,925	645,975
First Financial Bancorp	16,440	278,000
Greenhill & Co., Inc.	8,290	429,008
Hanover Insurance Group, Inc. (The)	10,550	393,093
Hercules Technology Growth Capital,Inc.	47,859	526,928
Iberiabank Corp.	12,471	571,172
Infinity Property & Casualty Corp.	8,470	511,503
KBW, Inc.†	45,990	757,455
Manning & Napier, Inc.	28,730	350,219
Medical Properties Trust, Inc. REIT	32,271	337,233
Potlatch Corp. REIT	20,270	757,490
Spirit Realty Capital, Inc. REIT†*	27,900	432,450
Sterling Bancorp/NY	27,925	277,016
		8,139,817

Industrials — 20.3%
ABM Industries, Inc.	14,950	283,004
Brady Corp. - Class A	17,255	505,226
Briggs & Stratton Corp.	17,700	330,459
Con-way, Inc.	4,990	136,576
Curtiss-Wright Corp.	10,398	340,015
Harsco Corp.	22,240	456,587
Kaydon Corp.	22,640	505,778
Knight Transportation, Inc.	59,010	843,843
Knoll, Inc.	37,000	516,150
McGrath Rentcorp	3,179	82,940
Primoris Services Corp.	26,340	343,737
Resources Connection, Inc.	50,675	664,349
Ritchie Bros Auctioneers, Inc.†	29,380	564,977
Ryder System, Inc.	18,470	721,438
United Stationers, Inc.	20,110	523,262
		6,818,341

Consumer Discretionary — 11.2%
Columbia Sportswear Co.†	10,000	540,000
Ethan Allen Interiors, Inc.	16,720	366,502
Fred's, Inc. - Class A	10,899	155,093
Guess?, Inc.	20,060	509,925
Hillenbrand, Inc.	19,640	357,252
Jones Group, Inc. (The)	20,922	269,266
Men's Wearhouse, Inc. (The)	14,875	512,146
Regis Corp.	17,970	330,289
Sotheby's	16,930	533,295
Stewart Enterprises, Inc. - Class A	20,690	173,693
		3,747,461

Materials — 10.8%
AMCOL International Corp.	14,750	499,730
Globe Specialty Metals, Inc.	44,730	680,791
Haynes International, Inc.	6,110	318,636
Kaiser Aluminum Corp.	5,675	331,363
Koppers Holdings, Inc.	4,840	169,061
Noranda Aluminum Holding Corp.	93,130	623,040
PolyOne Corp.	16,400	271,748
Schnitzer Steel Industries, Inc. - Class A	13,060	367,639
Titanium Metals Corp.†	27,650	354,750
		3,616,758

Information Technology — 10.3%
ADTRAN, Inc.†	16,655	287,798
Brooks Automation, Inc.	58,281	467,996
Cohu, Inc.	34,576	324,669
Intersil Corp. - Class A	74,910	655,462
Methode Electronics, Inc.	44,200	429,182
Micrel, Inc.	77,915	811,874
Tessera Technologies, Inc.	36,120	494,122
		3,471,103

Energy — 9.6%
Bristow Group, Inc.	13,805	697,843
CARBO Ceramics, Inc.†	8,350	525,382
EXCO Resources, Inc.†	86,990	696,790
Tidewater, Inc.	6,830	331,460
Tsakos Energy Navigation Ltd.	47,560	246,361
W&T Offshore, Inc.	39,675	745,096
		3,242,932

Health Care — 4.9%
Meridian Bioscience, Inc.	30,965	593,909
Quality Systems, Inc.	16,782	311,306
STERIS Corp.	21,120	749,126
		1,654,341

Consumer Staples — 4.8%
Andersons, Inc. (The)	14,155	533,077
Fresh Del Monte Produce, Inc.	22,590	578,304
Universal Corp.	9,860	502,071
		1,613,452

Utilities — 2.4%
Black Hills Corp.	15,040	534,973
El Paso Electric Co.	7,760	265,780
		800,753
Total Common Stocks		$33,104,958

Investment Funds — 13.0%
Invesco Government & Agency Portfolio**	3,740,079	3,740,079
Touchstone Institutional Money Market Fund^	626,030	626,030
Total Investment Funds		$4,366,109

99

Touchstone Small Cap Value Fund (Continued)

Market
Value

Total Investment Securities —111.5%
(Cost $36,483,563)	$37,471,067

Liabilities in Excess of Other Assets — (11.5%)	(3,870,002)

Net Assets — 100.0%	$33,601,065

†	All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2012 was $3,589,147.

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$33,104,958	$—	$—	$33,104,958
Investment Funds	4,366,109	—	—	4,366,109
				$37,471,067

See accompanying Notes to Financial Statements.

100

Portfolio of Investments

Touchstone Total Return Bond Fund – September 30, 2012

Principal		Market
Amount		Value

	Corporate Bonds — 30.1%

	Financials — 9.9%
$2,000,000	American Express Credit Corp. MTN,
	1.750%, 6/12/15	$2,045,744
1,040,000	Delphi Financial Group, Inc.,
	7.875%, 1/31/20	1,252,765
841,011	EJM Airport LLC, 6.271%, 5/15/20	937,449
1,500,000	Fishers Lane Associates LLC, 144a,
	3.666%, 8/5/30	1,529,775
1,417,000	Ford Motor Credit Co. LLC,
	5.625%, 9/15/15	1,548,877
2,004,000	General Electric Capital Corp. MTN,
	5.625%, 5/1/18	2,363,317
1,260,000	National Rural Utilities Cooperative
	Finance Corp., 10.375%, 11/1/18	1,864,508
1,500,000	Provident Cos, Inc., 7.000%, 7/15/18	1,712,548
2,000,000	Torchmark Corp., 3.800%, 9/15/22	2,045,484
2,000,000	USB Capital IX, 3.500%, 10/29/49(A)	1,713,780
2,000,000	Wachovia Capital Trust III,
	5.570%, 3/29/49(A)	1,977,500
		18,991,747

	Industrials — 8.0%
67,326	Astro Offshore Corp.,
	6.000%, 12/20/19	76,425
151,226	Burlington Northern and Santa Fe
	Railway Co. 1998-C Pass Through
	Trust, 6.230%, 7/2/18	166,276
118,290	Burlington Northern and Santa Fe
	Railway Co. 2004-1 Pass Through
	Trust, 4.575%, 1/15/21	129,743
557,113	Burlington Northern and Santa Fe
	Railway Co. 2005-4 Pass Through
	Trust, 4.967%, 4/1/23	627,510
119,000	Canal Barge Co., Inc., 4.500%, 11/12/34	142,173
1,005,029	Continental Airlines 2000-2 Class A-1
	Pass Through Trust, 7.707%, 4/2/21	1,123,120
670,933	CSX Transportation, Inc.,
	6.251%, 1/15/23	821,893
300,000	CSX Transportation, Inc.,
	6.550%, 6/15/13	312,390
1,882,829	Delta Air Lines 2010-2 Class A Pass
	Through Trust, 4.950%, 5/23/19	2,033,455
1,277,240	Federal Express Corp. 1998 Pass
	Through Trust, 6.845%, 1/15/19	1,446,475
127,655	Federal Express Corp. 1999 Pass
	Through Trust, 7.650%, 1/15/22	155,101
1,350,000	Kansas City Southern DE Mexico SA
	DE CV, 8.000%, 2/1/18	1,505,250
202,000	Matson Navigation Co., Inc.,
	5.337%, 9/4/28	238,013
1,291,904	Southwest Airlines Co. 2007-1 Pass
	Through Trust, 6.150%, 8/1/22	1,463,081
175,174	Sterling Equipment, 6.125%, 9/28/19	197,544
144,157	Union Pacific Railroad Co. 2001 Pass
	Through Trust, 6.630%, 1/27/22	167,078
476,354	Union Pacific Railroad Co. 2003 Pass
	Through Trust, 4.698%, 1/2/24	527,908
586,277	Union Pacific Railroad Co. 2006 Pass
	Through Trust, 5.866%, 7/2/30	678,498
1,386,000	United Rentals North America, Inc.,
	9.250%, 12/15/19	1,562,715
1,738,000	Vessel Management Services, Inc.,
	5.125%, 4/16/35	2,025,709
		15,400,357

	Utilities — 5.9%
1,059,122	Bruce Mansfield Unit, 6.850%, 6/1/34	1,129,236
450,000	California Water Service Co.,
	5.500%, 12/1/40	561,989
1,600,000	Commonwealth Edison Co.,
	5.900%, 3/15/36	2,098,798
1,330,000	Dominion Resources, Inc.,
	2.761%, 9/30/66(A)	1,209,463
1,775,000	Entergy Louisiana LLC,
	4.440%, 1/15/26	2,003,980
99,000	National Fuel Gas Co., 8.750%, 5/1/19	125,386
375,000	Nevada Power Co., 5.875%, 1/15/15	416,811
1,265,000	Nevada Power Co., 6.500%, 8/1/18	1,611,632
2,000,000	NextEra Energy Capital Holdings, Inc.,
	6.350%, 10/1/66(A)	2,120,000
		11,277,295

	Consumer Staples — 1.6%
1,476,332	American Airlines 2011-1 Class B Pass
	Through Trust, 144a,
	7.000%, 1/31/18	1,507,704
1,299,101	CVS Pass-Through Trust,
	6.036%, 12/10/28	1,508,490
		3,016,194

	Energy — 1.5%
1,253,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20	1,292,156
1,551,000	Petrobras International Finance Co. -
	Pifco, 3.500%, 2/6/17	1,622,087
		2,914,243

	Consumer Discretionary — 1.1%
361,000	PulteGroup, Inc., 5.250%, 1/15/14	373,635
1,625,000	Royal Caribbean Cruises Ltd.,
	7.000%, 6/15/13	1,677,812
		2,051,447

	Telecommunication Services — 0.8%
1,500,000	SBA Tower Trust, 144a,
	4.254%, 4/15/15	1,580,050

	Transportation — 0.7%
1,031,000	Totem Ocean Trailer Express, Inc.,
	6.365%, 4/15/28	1,244,365

	Health Care — 0.6%
1,075,000	HCA, Inc., 7.250%, 9/15/20	1,204,000
	Total Corporate Bonds	$57,679,698

101

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 22.6%
$1,478,904	321 Henderson Receivables I LLC, Ser
	2012-1A, Class A, 144a,
	4.210%, 2/16/65	$1,556,086
1,397,136	321 Henderson Receivables I LLC, Ser
	2012-2A, Class A, 144a,
	3.840%, 10/15/59	1,396,644
557,927	CenterPoint Energy Transition Bond
	Co. LLC, Ser 2009-1, Class A1,
	1.833%, 2/15/16	568,674
575,000	FPL Recovery Funding LLC, Ser
	2007-A, Class A4, 5.256%, 8/1/21	684,252
1,325,000	JCP&L Transition Funding LLC, Ser
	2006-A, Class A4, 5.610%, 6/5/23	1,665,993
38,054	Oncor Electric Delivery Transition
	Bond Co. LLC, Ser 2003-1, Class A3,
	4.950%, 2/15/15	38,714
94,798	Small Business Administration
	Participation Certificates, Ser
	2001-20A, Class 1, 6.290%, 1/1/21	105,061
498,155	Small Business Administration
	Participation Certificates, Ser
	2002-20H, Class 1, 5.310%, 8/1/22	555,191
10,132	Small Business Administration
	Participation Certificates, Ser
	2003-10B, Class 1, 3.390%, 3/1/13	10,217
555,768	Small Business Administration
	Participation Certificates, Ser
	2003-20B, Class 1, 4.840%, 2/1/23	615,166
186,261	Small Business Administration
	Participation Certificates, Ser
	2003-20D, Class 1, 4.760%, 4/1/23	205,414
121,798	Small Business Administration
	Participation Certificates, Ser
	2004-20D, Class 1, 4.770%, 4/1/24	134,937
783,387	Small Business Administration
	Participation Certificates, Ser
	2004-20K, Class 1, 4.880%, 11/1/24	858,485
103,605	Small Business Administration
	Participation Certificates, Ser
	2005-10E, Class 1, 4.540%, 9/1/15	107,481
535,954	Small Business Administration
	Participation Certificates, Ser
	2005-20B, Class 1, 4.625%, 2/1/25	597,078
461,316	Small Business Administration
	Participation Certificates, Ser
	2005-20H, Class 1, 5.110%, 8/1/25	518,175
2,310,350	Small Business Administration
	Participation Certificates, Ser
	2006-20B, Class 1, 5.350%, 2/1/26	2,640,283
791,703	Small Business Administration
	Participation Certificates, Ser
	2006-20H, Class 1, 5.700%, 8/1/26	913,531
332,944	Small Business Administration
	Participation Certificates, Ser
	2006-20K, Class 1, 5.360%, 11/1/26	380,541
463,160	Small Business Administration
	Participation Certificates, Ser
	2006-20L, Class 1, 5.120%, 12/1/26	520,465
1,530,687	Small Business Administration
	Participation Certificates, Ser
	2007-20A, Class 1, 5.320%, 1/1/27	1,756,947
2,002,476	Small Business Administration
	Participation Certificates, Ser
	2007-20E, Class 1, 5.310%, 5/1/27	2,294,728
408,403	Small Business Administration
	Participation Certificates, Ser
	2007-20F, Class 1, 5.710%, 6/1/27	475,044
1,865,117	Small Business Administration
	Participation Certificates, Ser
	2007-20L, Class 1, 5.290%, 12/1/27	2,129,501
918,080	Small Business Administration
	Participation Certificates, Ser
	2008-20A, Class 1, 5.170%, 1/1/28	1,048,868
1,355,877	Small Business Administration
	Participation Certificates, Ser
	2008-20K, Class 1, 6.770%, 11/1/28	1,594,680
1,377,542	Small Business Administration
	Participation Certificates, Ser
	2009-20B, Class 1, 4.760%, 2/1/29	1,546,141
1,400,303	Small Business Administration
	Participation Certificates, Ser
	2009-20C, Class 1, 4.660%, 3/1/29	1,565,651
371,054	Small Business Administration
	Participation Certificates, Ser
	2009-20D, Class 1, 4.310%, 4/1/29	411,328
1,735,246	Small Business Administration
	Participation Certificates, Ser
	2009-20E, Class 1, 4.430%, 5/1/29	1,924,902
396,263	Small Business Administration
	Participation Certificates, Ser
	2009-20F, Class 1, 4.950%, 6/1/29	450,707
420,013	Small Business Administration
	Participation Certificates, Ser
	2009-20J, Class 1, 3.920%, 10/1/29	457,619
1,497,437	Small Business Administration
	Participation Certificates, Ser
	2010-20F, Class 1, 3.880%, 6/1/30	1,630,040
1,049,828	Small Business Administration
	Participation Certificates, Ser
	2010-20I, Class 1, 3.210%, 9/1/30	1,119,657
3,430,996	Small Business Administration
	Participation Certificates, Ser
	2011-20J, Class 1, 2.760%, 10/1/31	3,573,325
2,000,000	Small Business Administration
	Participation Certificates, Ser
	2012-10C, Class 1, 1.240%, 5/1/22	2,012,092
2,600,000	Small Business Administration
	Participation Certificates, Ser
	2012-20E, Class 1, 2.380%, 5/1/32	2,651,653

102

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 22.6% (Continued)
$2,600,000	Small Business Administration
	Participation Certificates, Ser
	2012-20F, Class 1, 2.420%, 6/1/32	$2,628,808
	Total Asset-Backed Securities	$43,344,079

	U.S. Government Mortgage-Backed Obligations — 19.3%
565,989	FHLMC, Pool #A89148,
	4.000%, 10/1/39	608,697
235,411	FNMA, Pool #465711, 4.680%, 8/1/28	270,054
1,677,564	FNMA, Pool #469616, 3.500%, 11/1/21	1,820,024
1,700,000	FNMA, Pool #469667, 3.540%, 12/1/21	1,849,426
2,117,534	FNMA, Pool #745275, 5.000%, 2/1/36	2,318,781
120,478	FNMA, Pool #874210, 5.260%, 1/1/25	143,047
79,297	FNMA, Pool #888829, 5.832%, 6/1/37	93,963
175,548	FNMA, Pool #958736, 4.940%, 5/1/19	202,567
598,039	FNMA, Pool #AB1152, 4.000%, 6/1/25	639,848
339,677	FNMA, Pool #AB3876, 4.000%, 11/1/41	371,211
452,244	FNMA, Pool #AD0101, 4.879%, 7/1/19	527,574
519,434	FNMA, Pool #AD0166, 4.876%, 8/1/19	606,653
192,604	FNMA, Pool #AD0342, 4.639%, 10/1/19	225,733
460,634	FNMA, Pool #AD0786, 4.501%, 1/1/20	537,563
536,232	FNMA, Pool #AD0910, 4.602%, 4/1/20	627,824
188,284	FNMA, Pool #AD1608, 4.000%, 2/1/25	201,447
1,028,819	FNMA, Pool #AD1656, 4.500%, 3/1/40	1,117,130
559,401	FNMA, Pool #AE0209, 4.331%, 6/1/20	650,687
1,312,735	FNMA, Pool #AE0446, 4.086%, 9/1/20	1,510,311
1,139,259	FNMA, Pool #AE2771, 3.500%, 8/1/26	1,231,214
1,048,157	FNMA, Pool #AE8886, 3.500%, 12/1/25	1,116,380
540,445	FNMA, Pool #AH1519, 3.500%, 12/1/25	575,622
382,898	FNMA, Pool #AH6301, 4.000%, 5/1/26	409,786
568,133	FNMA, Pool #AH8854, 4.500%, 4/1/41	627,197
885,205	FNMA, Pool #AI1856, 4.500%, 5/1/41	984,702
419,962	FNMA, Pool #AL0247, 4.000%, 4/1/41	467,480
2,000,000	FNMA, Pool #AM0566, 1.940%, 9/1/19	2,061,694
3,996,234	FNMA, Pool #AP3958, 3.000%, 9/1/42	4,222,940
71,722	GNMA, Pool #4441, 5.000%, 5/20/39	76,219
2,537,900	GNMA, Pool #5276, 3.000%, 1/20/27	2,729,489
2,031,392	GNMA, Pool #710077, 4.700%, 5/20/61	2,298,816
281,593	GNMA, Pool #751408, 4.826%, 6/20/61	325,686
767,655	GNMA, Pool #751409, 4.626%, 7/20/61	860,015
403,646	GNMA, Pool #752631, 4.500%, 10/20/40	450,533
733,328	GNMA, Pool #756686, 4.697%, 9/20/61	834,282
566,519	GNMA, Pool #757327, 4.295%, 7/20/61	637,062
2,386,267	GNMA, Pool #766517, 4.661%, 4/20/62	2,741,940
	Total U.S. Government Mortgage-Backed Obligations	$36,973,597

	Agency Collateralized Mortgage Obligations — 9.3%
1,000,000	FREMF Mortgage Trust, Ser 2011-K702,
	Class B, 144a, 4.936%, 4/25/44(A)	1,090,415
1,000,000	FREMF Mortgage Trust, Ser 2012-K19,
	Class B, 144a, 4.177%, 5/25/45(A)	1,025,285
1,035,000	FREMF Mortgage Trust, Ser 2012-K710,
	Class B, 144a, 3.949%, 6/25/47(A)	1,064,736
685,000	GNMA, Ser 2008-39, Class B,
	4.549%, 6/16/28	710,772
269,766	GNMA, Ser 2009-114, Class A,
	3.103%, 12/16/38	279,918
875,000	GNMA, Ser 2009-27, Class B,
	4.353%, 2/16/41	953,074
443,693	GNMA, Ser 2009-86, Class A,
	3.536%, 9/16/35	465,844
2,300,000	GNMA, Ser 2010-22, Class AD,
	3.633%, 10/16/39	2,461,361
771,238	GNMA, Ser 2010-49, Class A,
	2.870%, 3/16/51	800,255
1,500,000	GNMA, Ser 2011-1, Class B,
	4.344%, 6/16/41(A)	1,650,872
1,010,945	GNMA, Ser 2011-147, Class A,
	2.174%, 7/16/38	1,044,472
1,808,753	GNMA, Ser 2011-31, Class A,
	2.210%, 12/16/35	1,849,128
1,034,961	GNMA, Ser 2011-47, Class A,
	2.070%, 4/16/32	1,053,262
717,048	GNMA, Ser 2012-22, Class AB,
	1.661%, 3/16/33	731,494
2,555,022	GNMA, Ser 2012-53, Class AC,
	2.381%, 12/16/43	2,674,904
	Total Agency Collateralized Mortgage Obligations	$17,855,792

	U.S. Treasury Obligations — 9.2%
1,800,000	U.S. Treasury Note, 0.750%, 3/31/13	1,805,344
10,000,000	U.S. Treasury Note, 1.750%, 5/15/22	10,140,620
2,510,000	U.S. Treasury Strip, Principal,
	0.000%, 8/15/25#	1,871,140
3,035,000	U.S. Treasury Strip, Principal,
	0.000%, 8/15/30#	1,872,996
3,550,000	U.S. Treasury Strip, Principal,
	0.000%, 8/15/35#	1,825,545
	Total U.S. Treasury Obligations	$17,515,645

	Commercial Mortgage-Backed Securities — 5.4%
1,850,000	Citigroup Commercial Mortgage Trust,
	Ser 2007-C6, Class A4,
	5.888%, 12/10/49(A)	2,176,525
505,000	Citigroup/Deutsche Bank Commercial
	Mortgage Trust, Ser 2006-CD3,
	Class AJ, 5.688%, 10/15/48	378,775
1,990,750	Greenwich Capital Commercial
	Funding Corp., Ser 2005-GG5, Class
	A5, 5.224%, 4/10/37(A)	2,208,576
2,000,000	GS Mortgage Securities Corp. II, Ser
	2007-GG10, Class A4,
	5.983%, 8/10/45(A)	2,290,420
200,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2005-LDP4, Class AM,
	4.999%, 10/15/42(A)	217,828

103

Touchstone Total Return Bond Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 5.4% (Continued)
$442,067	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2006-CB17, Class A3,
	5.450%, 12/12/43	$443,939
1,000,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2007-LDPX, Class A3S,
	5.317%, 1/15/49	1,035,931
1,400,000	Merrill Lynch/Countrywide
	Commercial Mortgage Trust, Ser
	2006-3, Class AM,
	5.456%, 7/12/46(A)	1,528,299
	Total Commercial Mortgage-Backed Securities	$10,280,293

	U.S. Government Agency Obligations — 0.9%
4,415	FHA Reilly, 6.840%, 6/1/14	4,264
28,475	FHA USGI, 7.430%, 8/1/23	28,475
223,406	Small Business Administration
	Participation Certificates,
	5.340%, 11/1/21	246,645
72,536	Small Business Administration
	Participation Certificates,
	6.150%, 2/1/18	78,986
1,150,000	Tennessee Valley Authority,
	4.650%, 6/15/35	1,383,004
	Total U.S. Government Agency Obligations	$1,741,374

	Sovereign Government Obligations — 0.9%
17,073	Ecuador Government AID Bond,
	7.050%, 5/1/15	18,500
500,000	FHLMC, 3.750%, 3/27/19	582,676
785,000	Israel Government AID Bond,
	5.500%, 9/18/33	1,065,408
	Total Sovereign Government Obligations	$1,666,584

	Non-Agency Collateralized Mortgage Obligation — 0.1%
215,302	Federal Agricultural Mortgage Corp.,
	Ser AM-1003, Class 1,
	6.776%, 4/25/13(A)	220,276
	Investment Fund — 1.6%
3,129,218	Touchstone Institutional Money Market Fund^	3,129,218

	Total Investment Securities —99.4%
	(Cost $185,437,872)	$190,406,556

	Other Assets in Excess of Liabilities — 0.6%	1,117,503

	Net Assets — 100.0%	$191,524,059

#	Strips Security - Zero Coupon Bond.

(A)	Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Portfolio Abbreviations:

FHA - Federal Housing Authority

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN -Medium Term Note

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $10,750,695 or 5.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

104

Touchstone Total Return Bond Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$57,679,698	$—	$57,679,698
Asset-Backed Securities	—	43,344,079	—	43,344,079
U.S. Government Mortgage-Backed Obligations	—	36,973,597	—	36,973,597
Agency Collateralized Mortgage Obligations	—	17,855,792	—	17,855,792
U.S. Treasury Obligations	—	17,515,645	—	17,515,645
Commercial Mortgage-Backed Securities	—	10,280,293	—	10,280,293
U.S. Government Agency Obligations	—	1,741,374	—	1,741,374
Sovereign Government Obligations	—	1,666,584	—	1,666,584
Non-Agency Collateralized Mortgage Obligation	—	220,276	—	220,276
Investment Fund	3,129,218	—	—	3,129,218
				$190,406,556

See accompanying Notes to Financial Statements.

105

Portfolio of Investments

Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2012

Principal		Market
Amount		Value

	Corporate Bonds — 20.3%

	Utilities — 4.7%
$1,800,000	Alabama Power Co.,
	4.850%, 12/15/12	$1,816,115
1,000,000	Dominion Resources, Inc.,
	5.150%, 7/15/15	1,114,849
600,000	Entergy Mississippi, Inc.,
	5.150%, 2/1/13	608,408
3,800,000	Great Plains Energy, Inc.,
	2.750%, 8/15/13	3,852,881
514,567	Kiowa Power Partners LLC, 144a,
	4.811%, 12/30/13	518,148
1,095,000	Metropolitan Edison Co.,
	4.950%, 3/15/13	1,115,486
1,200,000	National Fuel Gas Co.,
	5.250%, 3/1/13	1,221,486
550,000	NextEra Energy Capital Holdings,
	Inc., 2.550%, 11/15/13	559,502
1,515,000	NextEra Energy Capital Holdings,
	Inc., 5.350%, 6/15/13	1,563,209
125,000	Nisource Finance Corp.,
	6.150%, 3/1/13	127,647
7,000,000	Northern Indiana Public Service
	Co., 7.350%, 7/8/13	7,319,326
220,000	Ohio Power Co., 5.500%, 2/15/13	224,002
2,750,000	Pennsylvania Electric Co.,
	5.125%, 4/1/14	2,909,816
650,000	Portland General Electric Co. MTN,
	144a, 5.625%, 8/1/13	672,387
1,000,000	PSEG Power LLC, 2.500%, 4/15/13	1,011,036
1,000,000	Sempra Energy, 2.000%, 3/15/14	1,015,954
1,571,000	SPI Electricity & Gas Australia
	Holdings Pty Ltd., 144a,
	6.150%, 11/15/13	1,626,818
		27,277,070

	Telecommunication Services — 0.2%
1,000,000	Verizon Communications, Inc.,
	5.250%, 4/15/13	1,025,943

	Materials — 1.1%
2,000,000	Dow Chemical Co. (The),
	6.000%, 10/1/12	2,000,000
3,000,000	Georgia-Pacific LLC, 144a,
	8.250%, 5/1/16	3,228,288
1,000,000	RPM International, Inc.,
	6.250%, 12/15/13	1,050,330
		6,278,618

	Industrial — 0.3%
1,800,000	Hutchison Whampoa International
	(03/13) Ltd., 144a,
	6.500%, 2/13/13	1,835,296

	Health Care — 0.2%
1,080,000	CareFusion Corp., 5.125%, 8/1/14	1,154,560

	Financials — 9.0%
600,000	Bank of America Corp. MTN,
	1.867%, 1/30/14(A)	604,301
1,441,000	Bank of Montreal, 2.125%, 6/28/13	1,460,256
1,900,000	Barclays Bank PLC, 2.500%, 1/23/13	1,911,786
1,830,000	Bear Stearns Cos LLC (The),
	5.700%, 11/15/14	2,004,002
3,000,000	Citigroup Funding, Inc.,
	1.875%, 11/15/12	3,006,102
1,200,000	Citigroup, Inc., 5.500%, 4/11/13	1,229,360
2,775,000	Daimler Finance North America
	LLC, 6.500%, 11/15/13	2,954,010
1,500,000	Daimler Finance North America
	LLC, 144a, 1.300%, 7/31/15	1,505,902
1,500,000	Deutsche Bank AG/London,
	2.375%, 1/11/13	1,507,544
1,200,000	ERAC USA Finance LLC, 144a,
	2.250%, 1/10/14	1,215,512
5,425,000	ERP Operating LP, 5.200%, 4/1/13	5,541,806
1,500,000	Goldman Sachs Group, Inc. (The),
	4.750%, 7/15/13	1,547,724
5,005,000	HCP, Inc., 5.650%, 12/15/13	5,282,457
1,250,000	JPMorgan Chase & Co. MTN,
	2.050%, 1/24/14	1,272,099
530,000	KeyCorp. MTN, 6.500%, 5/14/13	548,792
700,000	Kimco Realty Corp., 4.820%, 6/1/14	736,345
1,500,000	Morgan Stanley, 5.300%, 3/1/13	1,526,406
1,600,000	National Australia Bank Ltd/New
	York MTN, 2.000%, 3/9/15	1,634,866
535,000	ProLogis LP, 7.625%, 8/15/14	587,050
880,000	Prudential Financial, Inc. MTN,
	3.875%, 1/14/15	934,674
1,500,000	Royal Bank of Canada,
	1.450%, 10/30/14	1,525,626
1,290,000	Simon Property Group LP,
	4.200%, 2/1/15	1,373,829
1,000,000	Simon Property Group LP,
	6.750%, 5/15/14	1,078,004
1,250,000	SunTrust Banks, Inc.,
	5.250%, 11/5/12	1,256,079
3,300,000	US Central Federal Credit Union,
	1.900%, 10/19/12	3,302,607
753,000	WCI Finance LLC / WEA Finance
	LLC, 144a, 5.400%, 10/1/12	753,000
3,350,000	WEA Finance LLC / WT Finance
	Aust Pty Ltd., 144a,
	7.500%, 6/2/14	3,691,281
1,360,000	WT Finance Aust Pty Ltd. /
	Westfield Capital / WEA Finance
	LLC, 144a, 5.125%, 11/15/14	1,468,539
1,045,000	Xstrata Finance Canada Ltd., 144a,
	2.850%, 11/10/14	1,074,303
		52,534,262

	Energy — 2.0%
1,300,000	CenterPoint Energy Resources
	Corp., 5.950%, 1/15/14	1,382,001

106

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 20.3% (Continued)

	Energy — (Continued)
$1,250,000	Chevron Corp., 3.950%, 3/3/14	$1,312,256
1,700,000	Enbridge Energy Partners LP,
	4.750%, 6/1/13	1,744,710
3,600,000	Petrohawk Energy Corp.,
	7.875%, 6/1/15	3,750,199
400,000	Ras Laffan Liquefied Natural Gas
	Co. Ltd. III, 144a,
	5.500%, 9/30/14	432,667
1,500,000	Spectra Energy Capital LLC,
	5.900%, 9/15/13	1,571,352
1,225,000	Total Capital Canada Ltd.,
	1.625%, 1/28/14	1,244,355
		11,437,540

	Consumer Staples — 1.0%
2,500,000	Andrew W Mellon Foundation,
	3.950%, 8/1/14	2,662,400
1,000,000	Anheuser-Busch InBev Worldwide,
	Inc., 0.998%, 1/27/14(A)	1,007,089
2,125,000	Wesfarmers Ltd., 144a,
	6.998%, 4/10/13	2,187,994
		5,857,483

	Consumer Discretionary — 1.8%
940,000	Comcast Corp., 5.300%, 1/15/14	995,511
4,335,000	Glencore Funding LLC, 144a,
	6.000%, 4/15/14	4,555,769
1,000,000	Marriott International, Inc. DE,
	5.625%, 2/15/13	1,016,906
3,800,000	Reed Elsevier Capital, Inc.,
	7.750%, 1/15/14	4,118,995
		10,687,181
	Total Corporate Bonds	$118,087,953

	Asset-Backed Securities — 16.4%
75,798	Ally Auto Receivables Trust, Ser
	2010-1, Class A3,
	1.450%, 5/15/14	75,984
309,737	Ally Auto Receivables Trust, Ser
	2010-2, Class A3,
	1.380%, 7/15/14	310,639
803,856	Ally Auto Receivables Trust, Ser
	2010-3, Class A3,
	1.110%, 10/15/14	806,630
699,893	Ally Auto Receivables Trust, Ser
	2010-4, Class A3,
	0.910%, 11/17/14	701,729
630,000	Ally Auto Receivables Trust, Ser
	2010-5, Class B, 144a,
	2.450%, 6/15/16	655,304
640,000	Ally Auto Receivables Trust, Ser
	2012-1, Class A3,
	0.930%, 2/16/16	645,422
143,399	American Credit Acceptance
	Receivables Trust, Ser 2012-1,
	Class A1, 144a, 1.960%, 1/15/14	143,407
1,946,225	AmeriCredit Automobile
	Receivables Trust, Ser 2009-1,
	Class B, 9.790%, 4/15/14	2,005,381
3,778,455	AmeriCredit Automobile
	Receivables Trust, Ser 2010-1,
	Class B, 3.720%, 11/17/14	3,819,111
5,700,000	AmeriCredit Automobile
	Receivables Trust, Ser 2010-1,
	Class C, 5.190%, 8/17/15	5,994,975
444,195	AmeriCredit Automobile
	Receivables Trust, Ser 2011-5,
	Class A2, 1.190%, 8/8/15	446,075
2,106,513	Bank of America Auto Trust, Ser
	2009-1A, Class A4, 144a,
	3.520%, 6/15/16	2,120,458
2,601,132	Bank of America Auto Trust, Ser
	2009-2A, Class A4, 144a,
	3.030%, 10/15/16	2,621,121
20,047	Bank of America Auto Trust, Ser
	2010-1A, Class A3, 144a,
	1.390%, 3/15/14	20,055
2,198,000	Capital Auto Receivables Asset
	Trust, Ser 2008-2, Class B, 144a,
	6.460%, 12/15/14	2,235,674
5,000,000	Capital Auto Receivables Asset
	Trust, Ser 2008-2, Class C, 144a,
	7.960%, 12/15/14	5,241,680
2,520,000	Capital Auto Receivables Asset
	Trust, Ser 2008-A, Class B, 144a,
	6.890%, 1/15/15	2,572,083
1,300,000	CarMax Auto Owner Trust, Ser
	2011-3, Class A3,
	1.070%, 6/15/16	1,310,565
2,134,493	CarNow Auto Receivables Trust,
	Ser 2012-1A, Class A, 144a,
	2.090%, 1/15/15	2,135,485
800,000	Citibank Credit Card Issuance Trust,
	Ser 2003-A10, Class A10,
	4.750%, 12/10/15	842,149
1,123,174	Citigroup Mortgage Loan Trust,
	Inc., Ser 2005-WF1, Class A3,
	5.000%, 11/25/34(A)	1,126,091
4,099,646	Countrywide Asset-Backed
	Certificates, Ser 2005-6, Class
	M1, 0.707%, 12/25/35(A)	4,027,821
842,378	CPS Auto Trust, Ser 2010-A, Class A,
	144a, 2.890%, 3/15/16	843,211
3,146,248	DT Auto Owner Trust, Ser 2012-1A,
	Class A, 144a, 1.050%, 1/15/15	3,148,192
361,987	Entergy Gulf States Reconstruction
	Funding LLC, Ser 2007-A, Class
	A1, 5.510%, 10/1/13	362,140
1,023,956	Entergy Texas Restoration Funding
	LLC, Ser 2009-A, Class A1,
	2.120%, 2/1/16	1,045,487
142,031	FNMA, Ser 2001-W4, Class AF5,
	6.114%, 2/25/32(A)(B)	150,961

107

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 16.4% (Continued)
$1,429,172	Ford Credit Auto Owner Trust, Ser
	2009-A, Class A4,
	6.070%, 5/15/14	$1,450,354
201,239	Ford Credit Auto Owner Trust, Ser
	2009-E, Class A3,
	1.510%, 1/15/14	201,420
348,508	Ford Credit Auto Owner Trust, Ser
	2010-A, Class A3,
	1.320%, 6/15/14	349,217
1,050,000	Ford Credit Auto Owner Trust, Ser
	2010-B, Class B, 2.540%, 2/15/16	1,088,931
760,564	Franklin Auto Trust, Ser 2008-A,
	Class C, 144a, 7.160%, 5/20/16	763,041
654,136	Honda Auto Receivables Owner
	Trust, Ser 2010-3, Class A3,
	0.700%, 4/21/14	654,953
1,200,000	Honda Auto Receivables Owner
	Trust, Ser 2011-3, Class A3,
	0.880%, 9/21/15	1,207,390
1,335,540	Hyundai Auto Receivables Trust,
	Ser 2009-A, Class A4,
	3.150%, 3/15/16	1,359,831
1,045,280	LAI Vehicle Lease Securitization
	Trust, Ser 2010-A, Class A, 144a,
	2.550%, 9/15/16	1,045,509
189,741	Mercedes-Benz Auto Receivables
	Trust, Ser 2009-1, Class A3,
	1.670%, 1/15/14	190,226
166,947	Mercedes-Benz Auto Receivables
	Trust, Ser 2010-1, Class A3,
	1.420%, 8/15/14	167,645
16,463	Merrill Auto Trust Securitization,
	Ser 2008-1, Class B,
	6.750%, 4/15/15	16,511
2,678,069	Montana Higher Education
	Student Assistance Corp., Ser
	2012-1, Class A1,
	0.819%, 9/20/22(A)	2,678,069
1,344,095	Residential Asset Mortgage
	Products, Inc., Ser 2003-RZ3,
	Class A6, 3.900%, 3/25/33(B)	1,326,187
2,371,377	Santander Consumer Acquired
	Receivables Trust, Ser 2011-S1A,
	Class B, 144a, 1.660%, 8/15/16	2,378,526
3,250,000	Santander Drive Auto Receivables
	Trust, Ser 2010-2, Class B,
	2.240%, 12/15/14	3,278,304
3,875,000	Santander Drive Auto Receivables
	Trust, Ser 2010-2, Class C,
	3.890%, 7/17/17	4,024,060
3,820,000	Santander Drive Auto Receivables
	Trust, Ser 2010-3, Class B,
	2.050%, 5/15/15	3,841,694
1,642,631	Santander Drive Auto Receivables
	Trust, Ser 2010-B, Class A3, 144a,
	1.310%, 2/17/14	1,644,266
5,000,000	Santander Drive Auto Receivables
	Trust, Ser 2010-B, Class C, 144a,
	3.020%, 10/17/16	5,091,795
948,846	Santander Drive Auto Receivables
	Trust, Ser 2011-2, Class A2,
	1.040%, 4/15/14	950,042
3,393,413	Santander Drive Auto Receivables
	Trust, Ser 2011-S1A, Class B,
	144a, 1.480%, 5/15/17	3,402,856
2,970,069	SNAAC Auto Receivables Trust, Ser
	2012-1A, Class A, 144a,
	1.780%, 6/15/16	2,975,576
223,525	SVO VOI Mortgage Corp., Ser
	2005-AA, Class A, 144a,
	5.250%, 2/20/21	225,096
666,734	Toyota Auto Receivables Owner
	Trust, Ser 2010-C, Class A3,
	0.770%, 4/15/14	667,540
1,750,000	United Auto Credit Securitization
	Trust, Ser 2012-1, Class A2, 144a,
	1.100%, 3/16/15±	1,749,851
359,389	Vanderbilt Mortgage Finance, Ser
	2001-C, Class A4, 5.960%, 1/7/27	370,913
1,675,000	Volkswagen Auto Lease Trust, Ser
	2012-A, Class A3,
	0.870%, 7/20/15	1,690,031
1,000,000	Volkswagen Auto Loan Enhanced
	Trust, Ser 2012-1, Class A3,
	0.850%, 8/22/16	1,006,724
93,029	Wells Fargo Home Equity Trust, Ser
	2006-1, Class A3,
	0.367%, 5/25/36(A)	91,990
4,000,000	Westgate Resorts LLC, Ser 2012-2A,
	Class A, 144a, 3.000%, 1/20/25±	4,000,000
	Total Asset-Backed Securities	$95,296,378

	Commercial Mortgage-Backed Securities — 16.1%
3,772,000	Banc of America Large Loan, Inc.
	2007-BMB1, Ser 2007-BMB1,
	Class A2, 144a,
	0.971%, 8/15/29(A)	3,670,522
777,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2004-4, Class A6,
	4.877%, 7/10/42(A)	826,019
710,266	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2004-6, Class A3,
	4.512%, 12/10/42	720,371

108

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 16.1% (Continued)
$328,331	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-3, Class ASB,
	4.589%, 7/10/43	$338,702
2,233,195	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2005-4, Class ASB,
	4.867%, 7/10/45	2,324,251
1,934,508	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2006-2, Class A2,
	5.713%, 5/10/45	1,932,297
1,077,855	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2007-5, Class A2,
	5.434%, 2/10/51	1,077,246
3,133,000	Banc of America Re-Remic Trust,
	Ser 2012-CLRN, Class B, 144a,
	1.840%, 8/15/29(A)±	3,133,000
2,367,000	Banc of America Re-Remic Trust,
	Ser 2012-CLRN, Class C, 144a,
	2.340%, 8/15/29(A)±	2,367,000
2,458,175	Bear Stearns Commercial
	Mortgage Securities, Ser
	2000-WF2, Class E,
	8.050%, 10/15/32(A)††	2,555,754
1,500,000	Bear Stearns Commercial
	Mortgage Securities, Ser
	2004-T14, Class A4,
	5.200%, 1/12/41(A)††	1,576,227
252,380	Bear Stearns Commercial
	Mortgage Securities, Ser
	2007-T26, Class A2,
	5.330%, 1/12/45††	252,315
2,200,000	CDC Commercial Mortgage Trust,
	Ser 2002-FX1, Class D,
	6.005%, 5/15/35	2,205,555
2,170,049	Commercial Mortgage Asset Trust,
	Ser 1999-C1, Class A4,
	6.975%, 1/17/32(A)	2,209,956
3,400,000	Commercial Mortgage Pass
	Through Certificates, Ser
	2001-J2A, Class B, 144a,
	6.304%, 7/16/34	3,401,051
3,375,000	Commercial Mortgage Pass
	Through Certificates, Ser
	2004-LB3A, Class B,
	5.525%, 7/10/37(A)	3,551,691
4,919,011	Commercial Mortgage Pass
	Through Certificates, Ser
	2007-FL14, Class AJ, 144a,
	0.401%, 6/15/22(A)	4,687,738
750,465	Credit Suisse First Boston
	Mortgage Securities Corp., Ser
	1998-C2, Class D,
	7.130%, 11/15/30	769,799
155,886	Credit Suisse First Boston
	Mortgage Securities Corp., Ser
	2002-CP5, Class A2,
	4.940%, 12/15/35	155,891
1,453,559	Credit Suisse First Boston
	Mortgage Securities Corp., Ser
	2003-C3, Class A5,
	3.936%, 5/15/38	1,469,701
711,232	Credit Suisse First Boston
	Mortgage Securities Corp., Ser
	2003-C4, Class A4,
	5.137%, 8/15/36(A)	727,840
4,500,000	Credit Suisse First Boston
	Mortgage Securities Corp., Ser
	2003-C4, Class B,
	5.253%, 8/15/36(A)	4,639,748
642,732	Credit Suisse First Boston
	Mortgage Securities Corp., Ser
	2005-C5, Class A3,
	5.100%, 8/15/38(A)	645,855
185,676	Credit Suisse Mortgage Capital
	Certificates, Ser 2007-C2, Class
	A2, 5.448%, 1/15/49(A)	187,348
652,355	Credit Suisse Mortgage Capital
	Certificates, Ser 2007-C5, Class
	A2, 5.589%, 9/15/40	651,411
3,229,711	GMAC Commercial Mortgage
	Securities, Inc., Ser 1998-C1,
	Class F, 7.109%, 5/15/30(A)	3,271,278
166,034	GMAC Commercial Mortgage
	Securities, Inc., Ser 2004-C3,
	Class A4, 4.547%, 12/10/41	166,071
2,185,000	Greenwich Capital Commercial
	Funding Corp., Ser 2002-C1,
	Class J, 144a, 6.306%, 1/11/35(A)	2,184,626
440,116	Greenwich Capital Commercial
	Funding Corp., Ser 2003-C2,
	Class A3, 4.533%, 1/5/36	440,240
2,750,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2002-C3, Class B,
	5.146%, 7/12/35(A)	2,749,918
591,923	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2003-PM1A, Class A3,
	5.169%, 8/12/40(A)	592,016

109

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 16.1% (Continued)
$414,343	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2004-LN2, Class A1,
	4.475%, 7/15/41	$415,963
1,446,863	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2005-CB12, Class A3A2,
	4.928%, 9/12/37	1,487,963
257,397	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2005-LDP2, Class A3A,
	4.678%, 7/15/42	261,040
2,475,000	JP Morgan Chase Commercial
	Mortgage Securities Corp., Ser
	2005-LDP4, Class A3A2,
	4.903%, 10/15/42	2,473,884
280,444	LB Commercial Conduit Mortgage
	Trust, Ser 2007-C3, Class A2,
	5.840%, 7/15/44(A)	280,918
876,408	LB-UBS Commercial Mortgage
	Trust, Ser 2003-C8, Class A3,
	4.830%, 6/15/13††	885,416
559,000	LB-UBS Commercial Mortgage
	Trust, Ser 2004-C2, Class A4,
	4.367%, 3/15/36††	584,141
391,466	LB-UBS Commercial Mortgage
	Trust, Ser 2005-C7, Class A2,
	5.103%, 11/15/30††	392,255
314,667	LB-UBS Commercial Mortgage
	Trust, Ser 2005-C7, Class AAB,
	5.170%, 11/15/30††	329,168
4,500,000	Merrill Lynch Floating Trust, Ser
	2008-LAQA, Class A2, 144a,
	0.766%, 7/9/21(A)	4,242,208
48,558	Merrill Lynch Mortgage Trust, Ser
	2003-KEY1, Class A3,
	4.893%, 11/12/35	48,860
305,140	Merrill Lynch/Countrywide
	Commercial Mortgage Trust, Ser
	2006-2, Class A2,
	5.878%, 6/12/46(A)	308,831
3,586,961	Morgan Stanley Capital I, Ser
	2007-IQ15, Class A2,
	6.036%, 6/11/49(A)	3,646,149
85,910	Morgan Stanley Dean Witter
	Capital I, Ser 2001-TOP3, Class
	A4, 6.390%, 7/15/33	85,891
4,160,000	Morgan Stanley Dean Witter
	Capital I, Ser 2003-HQ2, Class B,
	5.040%, 3/12/35	4,202,174
3,000,000	Morgan Stanley Dean Witter
	Capital I, Ser 2003-HQ2, Class C,
	5.150%, 3/12/35	3,037,566
3,474,000	PNC Mortgage Acceptance Corp.,
	Ser 2001-C1, Class F, 144a,
	7.356%, 3/12/34(A)	3,530,320
705,000	Prudential Commercial Mortgage
	Trust, Ser 2003-PWR1, Class A2,
	4.493%, 2/11/36	711,457
5,000,000	TIAA Retail Commercial Trust, Ser
	2001-C1A, Class H, 144a,
	5.770%, 6/19/33	5,223,360
1,497,423	Wachovia Bank Commercial
	Mortgage Trust, Ser 2003-C9,
	Class A4, 5.012%, 12/15/35(A)	1,556,162
1,223,944	Wachovia Bank Commercial
	Mortgage Trust, Ser 2004-C11,
	Class A4, 5.030%, 1/15/41	1,232,377
2,121,173	Wachovia Bank Commercial
	Mortgage Trust, Ser 2005-C17,
	Class APB, 5.037%, 3/15/42	2,156,190
1,033,621	Wachovia Bank Commercial
	Mortgage Trust, Ser 2005-C20,
	Class APB, 5.090%, 7/15/42(A)	1,046,644
	Total Commercial Mortgage-Backed Securities	$93,620,374

	U.S. Government Mortgage-Backed Obligations — 15.9%
626,097	FHLMC, Pool #1B1580,
	3.057%, 3/1/34(A)	672,421
311,736	FHLMC, Pool #1B2629,
	2.561%, 11/1/34(A)	333,380
1,185,614	FHLMC, Pool #1B7189,
	3.485%, 3/1/36(A)	1,275,487
447,577	FHLMC, Pool #1G1471,
	2.556%, 1/1/37(A)	479,993
2,730,065	FHLMC, Pool #1H1354,
	5.867%, 11/1/36(A)	2,937,132
248,015	FHLMC, Pool #1H2524,
	2.375%, 8/1/35(A)	265,487
767,827	FHLMC, Pool #1J1813,
	3.050%, 8/1/37(A)	827,247
694,140	FHLMC, Pool #1K1238,
	2.375%, 7/1/36(A)	740,962
479,485	FHLMC, Pool #1L0087,
	2.375%, 6/1/35(A)	515,407
916,761	FHLMC, Pool #1L0147,
	2.415%, 7/1/35(A)	979,302
621,477	FHLMC, Pool #1L1288,
	2.375%, 5/1/36(A)	667,721
588,757	FHLMC, Pool #1Q0080,
	2.705%, 1/1/36(A)	628,847
1,121,753	FHLMC, Pool #1Q0119,
	2.953%, 9/1/36(A)	1,207,941
1,858,026	FHLMC, Pool #1Q0187,
	2.687%, 12/1/36(A)	1,996,509
1,001,458	FHLMC, Pool #1Q0339,
	2.906%, 4/1/37(A)	1,078,628

110

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 15.9% (Continued)
$462,759	FHLMC, Pool #1Q0669,
	2.866%, 11/1/37(A)	$496,581
2,165,666	FHLMC, Pool #1Q1303,
	5.543%, 11/1/36(A)	2,343,679
1,820,078	FHLMC, Pool #781515,
	2.375%, 4/1/34(A)	1,941,815
1,059,321	FHLMC, Pool #782760,
	6.045%, 11/1/36(A)	1,139,522
551,273	FHLMC, Pool #847795,
	2.408%, 4/1/35(A)	584,240
405,652	FHLMC, Pool #848088,
	2.370%, 4/1/35(A)	434,678
2,306,984	FHLMC, Pool #848539,
	5.236%, 4/1/37(A)	2,489,463
3,003,642	FHLMC, Pool #848583,
	2.417%, 1/1/36(A)	3,204,630
47,028	FHLMC, Pool #A92646,
	5.500%, 6/1/40	52,675
58,968	FHLMC, Pool #C03505,
	5.500%, 6/1/40	64,391
55,096	FHLMC, Pool #G11072,
	7.500%, 12/1/15	58,643
3,652,764	FHLMC, Pool #G11769,
	5.000%, 10/1/20	3,934,129
2,372,022	FHLMC, Pool #G11773,
	5.000%, 10/1/20	2,554,595
1,084,148	FHLMC, Pool #J10895,
	4.000%, 10/1/19	1,155,538
743,307	FNMA, Pool #254868,
	5.000%, 9/1/33	816,891
20,154	FNMA, Pool #519992,
	7.000%, 10/1/14	21,029
15,534	FNMA, Pool #534851,
	7.500%, 4/1/15	16,377
21,465	FNMA, Pool #535219,
	7.500%, 3/1/15	22,502
467,033	FNMA, Pool #555380,
	2.763%, 4/1/33(A)	499,036
109,842	FNMA, Pool #555646,
	7.500%, 9/1/16	116,443
591,940	FNMA, Pool #679742,
	2.843%, 1/1/40(A)	635,154
163,026	FNMA, Pool #681842,
	2.250%, 2/1/33(A)	173,432
493,924	FNMA, Pool #681898,
	2.250%, 4/1/33(A)	526,318
554,280	FNMA, Pool #725245,
	2.280%, 2/1/34(A)	590,416
2,725,211	FNMA, Pool #725490,
	2.755%, 4/1/34(A)	2,909,098
972,557	FNMA, Pool #735439,
	6.000%, 9/1/19	1,052,449
316,061	FNMA, Pool #735539,
	2.369%, 4/1/35(A)	336,751
222,326	FNMA, Pool #743207,
	2.357%, 10/1/33(A)	237,067
225,203	FNMA, Pool #745467,
	5.508%, 4/1/36(A)	242,193
487,674	FNMA, Pool #745790,
	4.403%, 8/1/36(A)	520,772
2,591,667	FNMA, Pool #761411,
	4.500%, 5/1/19	2,804,843
300,656	FNMA, Pool #784365,
	2.300%, 5/1/34(A)	319,489
726,670	FNMA, Pool #791978,
	2.267%, 9/1/34(A)	777,066
215,466	FNMA, Pool #804001,
	2.310%, 10/1/34(A)	229,825
431,697	FNMA, Pool #806765,
	2.311%, 11/1/34(A)	460,835
169,126	FNMA, Pool #809897,
	2.741%, 3/1/35(A)	181,084
835,747	FNMA, Pool #810896,
	2.274%, 1/1/35(A)	892,518
418,772	FNMA, Pool #813170,
	2.575%, 1/1/35(A)	446,682
748,085	FNMA, Pool #813714,
	2.080%, 1/1/35(A)	793,218
3,545,038	FNMA, Pool #813844,
	2.293%, 1/1/35(A)	3,767,743
537,391	FNMA, Pool #820364,
	2.275%, 4/1/35(A)	574,725
2,391,051	FNMA, Pool #825395,
	2.347%, 7/1/35(A)	2,554,291
1,588,387	FNMA, Pool #827787,
	2.300%, 5/1/35(A)	1,691,111
244,160	FNMA, Pool #828480,
	2.855%, 6/1/35(A)	262,195
930,348	FNMA, Pool #839239,
	3.593%, 9/1/35(A)	994,994
263,572	FNMA, Pool #888179,
	2.792%, 2/1/37(A)	283,292
162,315	FNMA, Pool #888548,
	2.358%, 5/1/35(A)	173,060
608,311	FNMA, Pool #889060,
	6.000%, 1/1/38	683,739
492,986	FNMA, Pool #889061,
	6.000%, 1/1/38	556,117
29,700	FNMA, Pool #889382,
	5.500%, 4/1/38	33,822
1,358,146	FNMA, Pool #922674,
	2.898%, 4/1/36(A)	1,464,456
1,710,272	FNMA, Pool #931676,
	5.500%, 1/1/19	1,869,961
292,143	FNMA, Pool #950385,
	1.706%, 8/1/37(A)	315,388
560,382	FNMA, Pool #995284,
	5.500%, 3/1/20	607,801
2,457,500	FNMA, Pool #AA1150,
	4.000%, 4/1/23	2,620,515
629,512	FNMA, Pool #AB1827,
	3.500%, 11/1/20	670,289

111

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 15.9% (Continued)
$1,314,669	FNMA, Pool #AB1981,
	3.500%, 12/1/20	$1,403,116
24,652	FNMA, Pool #AD0941,
	5.500%, 4/1/40	28,228
2,146,597	FNMA, Pool #AE0727,
	4.000%, 10/1/20	2,285,063
415,912	FNMA, Pool #AE5441,
	5.000%, 10/1/40	471,968
1,411,347	FNMA, Pool #AI3780,
	3.500%, 8/1/20	1,502,770
587,872	FNMA, Pool #AI6588,
	4.000%, 7/1/26	629,154
512,995	FNMA, Pool #AI8506,
	4.000%, 8/1/26	549,020
550,698	FNMA, Pool #AL0211,
	5.000%, 4/1/41	624,919
2,886,798	FNMA, Pool #AL0478,
	2.697%, 4/1/36(A)	3,082,257
1,146,769	FNMA, Pool #AL0543,
	5.000%, 7/1/41	1,269,074
1,555,281	FNMA, Pool #MA0174,
	4.000%, 9/1/19	1,664,011
876,862	FNMA, Pool #MA0464,
	3.500%, 6/1/20	933,663
999,652	FNMA, Pool #MA0629,
	3.500%, 1/1/21	1,067,535
4,216,273	FNMA, Pool #MA0740,
	3.500%, 5/1/21	4,497,949
1,064,719	GNMA, Pool #80826,
	1.625%, 2/20/34(A)	1,108,633
646,755	GNMA, Pool #80889,
	1.750%, 4/20/34(A)	673,269
951,576	GNMA, Pool #81016,
	1.625%, 8/20/34(A)	984,560
	Total U.S. Government Mortgage-Backed Obligations	$92,581,219

	Agency Collateralized Mortgage Obligations — 3.8%
1,653,097	FHLMC Reference REMIC, Ser
	-R004, Class VG, 6.000%, 8/15/21	1,690,376
359,915	FHLMC REMIC, Ser -2571, Class FN,
	0.871%, 8/15/32(A)	360,497
71,252	FHLMC REMIC, Ser -2575, Class LM,
	4.500%, 5/15/32	71,865
429,342	FHLMC REMIC, Ser -2639, Class JE,
	5.000%, 1/15/32	434,938
1,396,304	FHLMC REMIC, Ser -2770, Class FH,
	0.621%, 3/15/34(A)	1,401,895
287,398	FHLMC REMIC, Ser -2904, Class CA,
	5.000%, 4/15/19	295,364
541,269	FHLMC REMIC, Ser -2977, Class NY,
	5.500%, 5/15/33	555,324
270,710	FHLMC REMIC, Ser -3104, Class BA,
	5.500%, 6/15/24	277,433
821,964	FHLMC REMIC, Ser -3010, Class WA,
	4.500%, 3/15/19	837,523
915,745	FHLMC REMIC, Ser -3414, Class MB,
	4.250%, 12/15/19	967,319
1,488,000	FHLMC REMICS, Ser -2778, Class
	BR, 5.000%, 6/15/33	1,550,548
739,207	FNMA Prepayment Link Note, Ser
	2005-4, Class 1,
	4.650%, 12/25/12	745,132
944,847	FNMA REMIC, Ser 2011-52, Class
	AH, 2.750%, 10/25/18	976,954
587,935	FNMA REMICS, Ser 2003-119, Class
	PU, 4.000%, 11/25/33	617,070
20,639	FNMA REMICS, Ser 2003-129, Class
	PW, 4.500%, 7/25/33	20,642
278,069	FNMA REMICS, Ser 2003-33, Class
	AM, 4.250%, 5/25/33	307,946
1,499,317	FNMA REMICS, Ser 2003-81, Class
	FE, 0.717%, 9/25/33(A)	1,508,190
248,650	FNMA REMICS, Ser 2004-96, Class
	LF, 1.217%, 12/25/34(A)	248,746
605,994	FNMA REMICS, Ser 2005-83, Class
	TJ, 5.000%, 7/25/31	609,017
1,209,223	FNMA REMICS, Ser 2005-88, Class
	PC, 5.000%, 4/25/31	1,215,890
1,051,851	FNMA REMICS, Ser 2008-35, Class
	IO, 4.500%, 4/25/23	66,985
3,779,257	FNMA REMICS, Ser 2009-80, Class
	EJ, 4.500%, 3/25/27	3,884,521
1,229,858	FNMA REMICS, Ser 2010-54, Class
	NA, 4.500%, 10/25/39	1,263,261
248,499	GNMA, Ser 2006-67, Class A,
	3.947%, 11/16/30	249,714
1,551,871	GNMA, Ser 2010-18, Class A,
	3.100%, 12/16/50	1,626,086
	Total Agency Collateralized Mortgage Obligations	$21,783,236

	U.S. Government Agency Obligations — 3.4%
1,500,000	Federal Farm Credit Banks,
	2.625%, 4/17/14	1,554,312
1,750,000	FHLB, 1.375%, 5/28/14	1,784,620
2,000,000	FHLB, 2.375%, 3/14/14	2,061,694
1,500,000	FHLB, 2.500%, 6/13/14	1,556,894
1,825,000	FHLB, 3.125%, 12/13/13	1,888,349
1,000,000	FHLMC, 1.000%, 7/30/14	1,012,950
1,500,000	FHLMC, 1.375%, 2/25/14	1,523,547
1,500,000	FHLMC, 2.175%, 2/19/14	1,539,861
1,800,000	FHLMC, 2.250%, 1/23/17	1,846,456

112

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Agency Obligations — 3.4% (Continued)
$2,000,000	Overseas Private Investment Corp.,
	0.000%, 11/18/13	$2,024,200
3,150,000	Overseas Private Investment Corp.,
	0.160%, 3/15/17(A)	3,150,000
	Total U.S. Government Agency Obligations	$19,942,883

	Municipal Bonds — 3.2%

	Indiana — 0.9%
5,000,000	Indiana St Financial Authority EDR,
	Amt Republic Svcs Inc Proj A,
	0.650%, 5/1/34(A)	5,000,000

	Louisiana — 0.1%
377,552	LA Local Government
	Environmental Facilities & CDA,
	Series 2010-ELL, Tranche A-1,
	1.110%, 2/1/16	378,338

	New Mexico — 0.1%
850,000	NM Edl Asst Foundation Rev (Gtd
	St Lns), 1.023%, 12/1/28(A)	850,144

	New York — 0.5%
3,000,000	NY Environmental Facilities Corp,
	Waste Mgmt Inc, 0.650%, 5/1/30	3,000,000

	Ohio — 0.2%
1,510,000	Medina Co OH IDR (Mack Inds),
	(LOC: JP Morgan Chase Bank),
	0.340%, 7/1/16(A)	1,510,000

	South Carolina — 0.9%
5,000,000	SC Public Svc Auth, Ser A, 0.731%,
	7/1/13(A)	5,002,950

	Texas — 0.5%
2,250,000	North TX Tollway Auth Rev,
	2.441%, 9/1/13	2,281,342
625,000	Texas St, Amt Ref College Student
	Ln B, UTGO, 5.000%, 8/1/14	673,956
		2,955,298
	Total Municipal Bonds	$18,696,730

	Non-Agency Collateralized Mortgage Obligations — 3.0%
520,327	American Home Mortgage
	Investment Trust, Ser 2005-2,
	Class 5A3, 5.077%, 9/25/35(B)	529,963
947,350	Bear Stearns Adjustable Rate
	Mortgage Trust, Ser 2004-1,
	Class 13A3, 3.031%, 4/25/34(A)††	927,893
577,035	Bear Stearns Asset Backed
	Securities Trust, Ser 2003-AC7,
	Class A2, 5.750%, 1/25/34(B)††	600,424
12,278	CitiCorp Mortgage Securities, Inc.,
	Ser 2003-10, Class A2,
	4.500%, 11/25/18	12,260
26,540	Countrywide Home Loan
	Mortgage Pass Through Trust,
	Ser 2003-J4, Class 1A2,
	4.750%, 6/25/33	26,528
172,635	Credit Suisse First Boston
	Mortgage Securities Corp., Ser
	2005-3, Class 3A30,
	5.500%, 7/25/35	173,270
681,969	FDIC Structured Sale Guaranteed
	Notes, Ser 2010-S1, Class 2A,
	144a, 3.250%, 4/25/38	710,100
109,909	JP Morgan Alternative Loan Trust,
	Ser 2006-S2, Class A2,
	5.810%, 5/25/36(B)	109,782
33,687	JP Morgan Alternative Loan Trust,
	Ser 2006-S3, Class A2A,
	5.870%, 8/25/36(B)	33,578
143,376	JP Morgan Mortgage Trust, Ser
	2005-A2, Class 5A1,
	4.281%, 4/25/35(A)	146,137
468,337	JP Morgan Mortgage Trust, Ser
	2005-A3, Class 11A1,
	4.471%, 6/25/35(A)	474,110
460,384	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	5.551%, 6/25/36(A)	448,349
52,285	Merrill Lynch Mortgage Investors,
	Inc., Ser 2003-A1, Class 2A,
	2.672%, 12/25/32(A)	54,124
686,012	MLCC Mortgage Investors, Inc., Ser
	2004-1, Class 1A,
	2.502%, 12/25/34(A)	677,260
929,488	PHH Mortgage Capital LLC, Ser
	2008-CIM2, Class 5A1,
	6.000%, 7/25/38	1,005,012
866,992	Provident Funding Mortgage Loan
	Trust, Ser 2005-2, Class 2A1A,
	2.941%, 10/25/35(A)	858,977
517,222	Residential Accredit Loans, Inc., Ser
	2003-QS10, Class A7,
	5.500%, 5/25/33	541,310
1,246,224	Residential Asset Securitization
	Trust, Ser 2003-A8, Class A1,
	3.750%, 10/25/18	1,269,298
1,979,663	RFMSI Trust, Ser 2007-SA1, Class
	1A1, 3.289%, 2/25/37(A)	1,627,386
4,337,094	Springleaf Mortgage Loan Trust,
	Ser 2012-2A, Class A, 144a,
	2.220%, 10/25/57(A)	4,356,069
5,872	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-11,
	Class 1A11, 4.750%, 10/25/18	5,865

113

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage Obligations — 3.0% (Continued)
$259,826	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-13,
	Class A5, 4.500%, 11/25/18	$261,575
562,188	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G,
	Class A1, 4.100%, 6/25/33(A)	570,544
1,605,492	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-M,
	Class A1, 4.681%, 12/25/33(A)	1,646,871
473,871	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2004-3,
	Class A1, 4.750%, 4/25/19	481,265
	Total Non-Agency Collateralized Mortgage Obligations	$17,547,950

	U.S. Treasury Obligation — 0.6%
3,000,000	U.S. Treasury Note, 2.625%, 7/31/14	3,130,548

	Commercial Paper — 9.1%
3,000,000	AGL CAP Corp, 0.380%,
	10/03/2012	2,999,937
4,747,000	American WTR CAP Corp, 0.420%,
	10/24/2012	4,745,726
3,000,000	Daimler North America Corp,
	0.742%, 03/04/2013	2,991,025
5,600,000	DCP Midstream LLC, 0.470%,
	10/18/2012	5,598,757
4,500,000	Duke Energy Corp. 0.521%,
	10/01/2012	4,500,000
5,000,000	Enbridge Energy Partners LP,
	0.000%, 10/05/2012	4,999,778
5,000,000	Kansas City PWR & LT Co, 0.450%,
	11/19/2012	4,996,938
5,300,000	Northeast Utils, 0.410%,
	10/04/2012	5,299,819
5,000,000	Oge Energy Corp, 0.000%,
	10/09/2012	4,999,556
5,000,000	Weatherford International LTD,
	0.605%, 10/16/2012	4,999,000
7,000,000	XSTRATA FINANCE CANADA LTD,
	0.864%, 03/18/2013	6,976,094
	Total Commercial Paper	$53,106,630

Shares

	Investment Fund — 5.8%
33,758,248	Touchstone Institutional Money Market Fund^	$33,758,248
	Total Investment Securities —97.6%
	(Cost $565,802,428)	$567,552,149

	Other Assets in Excess of Liabilities — 2.4%	14,073,279

	Net Assets — 100.0%	$581,625,428

(A)	Variable rate security - the rate reflected is the rate in effect as of September 30, 2012.

(B)	Step Bond. A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at September 30, 2012.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

±	Fair valued security by Fund's Investment Advisor.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Portfolio Abbreviations:

CDA - Community Development Authority

EDR - Economy Development Revenue

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

IDR - Industrial Development Revenue

LOC - Letter of Credit

LTD - Limited Liability Company

MTN -Medium Term Note

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

UTGO - Unlimited Tax General Obligation

114

Touchstone Ultra Short Duration Fixed Income Fund (Continued)

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities were valued at $111,785,805 or 19.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$118,087,953	$—	$118,087,953
Asset-Backed Securities	—	95,296,378	—	95,296,378
Commercial Mortgage-Backed Securities	—	93,620,374	—	93,620,374
U.S. Government Mortgage-Backed Obligations	—	92,581,219	—	92,581,219
Agency Collateralized Mortgage Obligations	—	21,783,236	—	21,783,236
U.S. Government Agency Obligations	—	19,942,883	—	19,942,883
Municipal Bonds	—	18,696,730	—	18,696,730
Non-Agency Collateralized Mortgage Obligations	—	17,547,950	—	17,547,950
U.S. Treasury Obligation	—	3,130,548	—	3,130,548
Commercial Paper	—	53,106,630	—	53,106,630
Investment Fund	33,758,248	—	—	33,758,248
				$567,552,149

See accompanying Notes to Financial Statements.

115

Statements of Assets and Liabilities

September 30, 2012

	Touchstone
	Emerging	Touchstone	Touchstone	Touchstone
	Markets	Focused	Global	Global
	Equity	Equity	Equity	Real Estate
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$543,691,061	$106,243,292	$21,281,276	$24,233,223
Affiliated securities, at market value	$603	$5,180,604	$778,516	$808,114
Non-affiliated securities, at market value	544,462,738	102,601,058	20,971,850	23,933,366
Investments, at market value (A)	$544,463,341	$107,781,662	$21,750,366	$24,741,480
Cash	—	—	—	—
Foreign Currency (B)	830,001	—	8,641	2,913
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Dividends and interest receivable	588,956	57,351	12,714	55,266
Receivable for capital shares sold	488,128	137,759	189	—
Receivable for investments sold	8,262,171	1,276,325	116,499	—
Receivable for securities lending income	11,980	258	126	97
Receivable from other affiliates	—	—	—	—
Receivable from Investment Advisor	—	—	8,621	1,592
Tax reclaim receivable	40,456	—	6,694	1,265
Other assets	39,045	11,325	518	4,510
Total Assets	554,724,078	109,264,680	21,904,368	24,807,123
Liabilities
Securities sold short(C)	—	—	—	—
Dividends for securities sold short payable	—	—	—	—
Bank overdrafts	1,336,465	—	—	92
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable to Transfer Agent	120,347	200,755	541	501
Payable for reports to shareholders	16,082	15,551	7,689	7,340
Payable for return of collateral for securities on loan	22,265,716	2,541,236	970,747	333,900
Payable for capital shares redeemed	203,716	189,859	15,568	—
Payable for investments purchased	—	163,755	—	364,868
Payable to Investment Advisor	349,853	11,510	—	—
Payable to other affiliates	85,229	19,811	752	611
Payable to Trustees	5,200	3,363	3,350	3,350
Payable for professional services	34,573	17,993	23,998	24,461
Other accrued expenses and liabilities	131,913	939	8,423	11,087
Total Liabilities	24,549,094	3,164,772	1,031,068	746,210
Net Assets	$530,174,984	$106,099,908	$20,873,300	$24,060,913
Net assets consist of:
Paid-in capital	$536,893,742	$116,096,823	$20,121,162	$23,372,663
Accumulated net investment income (loss)	1,440,319	565,983	220,943	73,789
Accumulated net realized gains (losses) on investments, warrants, foreign currency transactions and securities sold short	(8,916,664)	(12,101,268)	62,045	105,699
Net unrealized appreciation on investments, foreign currency transactions and securities sold short	757,587	1,538,370	469,150	508,762
Net Assets	$530,174,984	$106,099,908	$20,873,300	$24,060,913
(A) Includes market value of securities on loan of:	$21,181,186	$2,407,279	$949,161	$318,749
(B) Cost of foreign currency:	$829,985	$—	$8,603	$2,913
(C) Proceeds received for securities sold short:	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

116

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone	Touchstone
International	Large Cap	Market	Merger
Fixed Income	Relative Value	Neutral Equity	Arbitrage
Fund	Fund	Fund	Fund

$31,778,604	$34,215,800	$34,897,100	$331,361,235
$2,061,388	$943,001	$778,325	$10,751,954
30,242,522	33,451,633	38,448,887	325,049,225
$32,303,910	$34,394,634	$39,227,212	$335,801,179
—	—	39,685,494	61,636,301
74,535	—	—	—
197,149	—	—	45,577
349,337	31,759	25,242	338,038
96	47	1,400	14,638,210
—	—	7,074	10,082,707
—	—	—	—
—	—	44	—
—	—	—	—
3,057	—	—	5,419
6,284	4,470	7,805	18,259
32,934,368	34,430,910	78,954,271	422,565,690

—	—	38,437,737	56,733,640
—	—	45,434	32,609
—	—	—	—
210,331	—	—	69,877
2,140	1,814	5,675	61,096
7,240	6,704	5,972	12,956
—	—	—	—
25,187	966	198,838	1,439,533
470,355	—	—	18,021,394
3,444	10,612	29,688	276,791
1,081	817	—	95,528
3,351	3,350	3,354	3,379
23,632	17,208	17,666	23,705
7,547	1,151	7,446	3,019
754,308	42,622	38,751,810	76,773,527
$32,180,060	$34,388,288	$40,202,461	$345,792,163

$31,610,412	$33,996,403	$41,038,776	$340,322,456
(66,063)	5,715	(597,274)	11,714
121,955	207,336	(1,084,828)	2,671,032
513,756	178,834	845,787	2,786,961
$32,180,060	$34,388,288	$40,202,461	$345,792,163
$—	$—	$—	$—
$75,641	$—	$—	$—
$—	$—	$34,953,412	$55,104,957

117

Statements of Assets and Liabilities (Continued)

	Touchstone
	Emerging	Touchstone	Touchstone	Touchstone
	Markets	Focused	Global	Global
	Equity	Equity	Equity	Real Estate
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$34,368,699	$94,025,359	$724,604	$486,238
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,807,729	8,092,718	69,911	40,988
Net asset value price per share*	$12.24	$11.62	$10.36	$11.86
Maximum offering price per share	$12.99	$12.33	$10.99	$12.58

Pricing of Class C Shares
Net assets applicable to Class C shares	$4,903,358	$398,650	$361,198	$223,330
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	404,375	34,795	35,224	18,764
Net asset value, offering price per share**	$12.13	$11.46	$10.25	$11.90

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$219,716,637	$6,485,379	$233,337	$150,312
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	17,911,851	552,910	22,317	12,558
Net asset value, offering price and redemption price per share	$12.27	$11.73	$10.46	$11.97

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$271,186,290	$5,190,520	$19,554,161	$23,201,033
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	22,077,329	458,684	1,872,759	1,921,617
Net asset value, offering price and redemption price per share	$12.28	$11.32	$10.44	$12.07

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to contingent deferred sales load.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

118

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone	Touchstone
International	Large Cap	Market	Merger
Fixed Income	Relative Value	Neutral Equity	Arbitrage
Fund	Fund	Fund	Fund

$1,934,165	$1,105,253	$591,231	$150,148,479

181,111	88,831	62,817	14,099,981
$10.68	$12.44	$9.41	$10.65
$11.21	$13.20	$9.98	$11.30

$431,513	$321,450	$182,740	$25,738,703
40,460	26,084	19,849	2,440,870
$10.67	$12.32	$9.21	$10.54

$517,406	$3,209,229	$39,428,490	$90,740,605
48,524	259,081	4,155,116	8,498,837
$10.66	$12.39	$9.49	$10.68

$29,296,976	$29,752,356	$—	$79,164,376
2,746,574	2,401,958	—	7,407,266
$10.67	$12.39	$—	$10.69

119

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Mid	Mid Cap	Premium	Sands Capital
	Cap	Value	Yield Equity	Select Growth
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$57,102,367	$86,322,248	$115,627,837	$2,680,454,621
Affiliated securities, at market value	$938,052	$1,677,943	$16,172,313	$83,047,789
Non-affiliated securities, at market value	63,107,273	90,717,034	112,835,552	3,348,216,628
Investments, at market value (A)	$64,045,325	$92,394,977	$129,007,865	$3,431,264,417
Cash	—	72,019	3,855	—
Dividends and interest receivable	92,337	169,907	237,853	1,126,640
Receivable for capital shares sold	110,427	75,987	436,597	24,931,671
Receivable for investments sold	959,306	108,344	—	3,829,416
Receivable from securities lending income	451	—	—	19,810
Receivable from Investment Advisor	—	—	—	—
Tax reclaim receivable	—	—	7,297	—
Other assets	6,100	7,727	8,161	72,259
Total Assets	65,213,946	92,828,961	129,701,628	3,461,244,213

Liabilities
Bank overdrafts	—	—	—	—
Dividends payable	—	—	—	—
Payable to Transfer Agent	4,633	10,864	26,959	930,041
Payable for reports to shareholders	8,609	8,199	7,441	126,091
Payable for return of collateral for securities on loan	2,855,721	—	—	79,587,866
Payable for capital shares redeemed	498,877	9,121	383,560	8,688,444
Payable for investments purchased	—	—	11,547,078	40,014,149
Payable to Investment Advisor	34,021	49,959	29,976	1,659,169
Payable to other affiliates	2,018	1,271	39,818	2,795,351
Payable to Trustees	3,357	3,358	3,361	3,764
Payable for professional services	20,982	17,612	17,827	35,087
Other accrued expenses and liabilities	817	1,870	1,153	9,207
Total Liabilities	3,429,035	102,254	12,057,173	133,849,169

Net Assets	$61,784,911	$92,726,707	$117,644,455	$3,327,395,044

Net assets consist of:
Paid-in capital	$208,994,871	$86,325,090	$111,437,995	$2,730,172,267
Accumulated net investment income (loss)	479,274	12,512	140,299	(11,933,119)
Accumulated net realized gains (losses) on investments	(154,632,192)	316,376	(7,313,867)	(141,653,900)
Net unrealized appreciation on investments and foreign currency transactions	6,942,958	6,072,729	13,380,028	750,809,796
Net Assets	$61,784,911	$92,726,707	$117,644,455	$3,327,395,044

(A) Includes market value of securities on loan of:	$2,818,354	$—	$—	$80,652,124

See accompanying Notes to Financial Statements.

120

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone		Touchstone
Short Duration	Small	Small	Touchstone	Ultra Short
Fixed Income	Cap Core	Cap Value	Total Return	Duration Fixed
Fund	Fund	Fund	Bond Fund	Income Fund

$92,578,237	$511,837,290	$36,483,563	$185,437,872	$565,802,428
$13,587,181	$8,371,104	$626,030	$3,129,218	$33,758,248
79,784,685	569,350,276	36,845,037	187,277,338	533,793,901
$93,371,866	$577,721,380	$37,471,067	$190,406,556	$567,552,149
2	—	—	—	532,636
474,145	1,482,719	42,729	1,465,420	2,848,146
55,965	5,004,666	5,076	162,138	10,530,358
3	—	461,606	812	7,384,172
—	72,840	5,311	—	—
4,389	—	—	—	—
—	—	—	—	—
6,466	18,326	20,753	11,930	28,697
93,912,836	584,299,931	38,006,542	192,046,856	588,876,158

—	—	—	580	—
3,177	—	—	—	172,021
14,260	91,060	25,322	9,411	91,646
5,708	15,319	9,863	7,733	20,270
—	57,448,540	3,740,079	—	—
85,083	658,687	61,536	422,985	1,434,989
1,470,822	—	518,984	—	4,827,478
—	310,484	18,548	28,444	110,988
78,727	71,688	7,097	12,090	497,964
3,357	3,401	3,353	3,366	3,477
20,595	18,946	19,404	22,566	52,366
15,143	1,389	1,291	15,622	39,531
1,696,872	58,619,514	4,405,477	522,797	7,250,730

$92,215,964	$525,680,417	$33,601,065	$191,524,059	$581,625,428

$95,110,433	$455,234,802	$60,781,707	$186,435,787	$597,626,314
21,856	1,666,851	—	13,107	174,488
(3,709,954)	2,894,674	(28,168,146)	106,481	(17,925,095)
793,629	65,884,090	987,504	4,968,684	1,749,721
$92,215,964	$525,680,417	$33,601,065	$191,524,059	$581,625,428

$—	$55,663,314	$3,589,147	$—	$—

121

Statements of Assets and Liabilities (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Mid	Mid Cap	Premium	Sands Capital
	Cap	Value	Yield Equity	Select Growth
	Fund	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$905,478	$3,409,044	$68,780,158	$186,383,840
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	54,713	262,541	8,476,363	14,737,746
Net asset value price per share*	$16.55	$12.98	$8.11	$12.65
Maximum offering price per share	$17.56	$13.77	$8.60	$13.42

Pricing of Class C Shares
Net assets applicable to Class C shares	$962,433	$292,193	$15,679,500	$88,930,710
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	59,378	22,614	1,935,218	7,132,224
Net asset value, offering price per share**	$16.21	$12.92	$8.10	$12.47

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$47,419,156	$13,785,161	$33,184,797	$1,215,123,511
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,856,186	1,057,969	4,097,062	94,205,602
Net asset value, offering price and redemption price per share	$16.60	$13.03	$8.10	$12.90

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$266,861	$—	$—	$1,836,956,983
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,221	—	—	145,229,399
Net asset value, offering price and redemption price per share	$16.45	$—	$—	$12.65

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$12,230,983	$75,240,309	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	736,275	5,756,647	—
Net asset value, offering price and redemption price per share	$16.61	$13.07	$—	$—

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

122

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone		Touchstone
Short Duration	Small	Small	Touchstone	Ultra Short
Fixed Income	Cap Core	Cap Value	Total Return	Duration Fixed
Fund	Fund	Fund	Fund	Income Fund

$—	$84,538,857	$32,114,910	$10,209,923	$34,227,927
—	5,277,522	1,751,608	972,178	3,580,255
$—	$16.02	$18.33	$10.50	$9.56
$—	$17.00	$19.45	$11.02	$10.04

$—	$24,278,405	$104,090	$3,256,960	$11,516,903
—	1,547,351	5,710	310,594	1,204,672
$—	$15.69	$18.23	$10.49	$9.56

$54,903,758	$168,987,005	$221,900	$29,715,806	$190,514,929
5,589,668	10,476,577	12,084	2,825,423	19,929,705
$9.82	$16.13	$18.36	$10.52	$9.56

$37,312,206	$—	$—	$—	$338,668,694
3,797,133	—	—	—	35,425,541
$9.83	$—	$—	$—	$9.56

$—	$247,876,150	$1,160,165	$148,341,370	$6,696,975
	15,383,757	63,237	14,110,540	700,837
$—	$16.11	$18.35	$10.51	$9.56

123

Statements of Operations

For the Year Ended September 30, 2012

	Touchstone		Touchstone	Touchstone
	Emerging	Touchstone	Global	Global
	Markets Equity	Focused Equity	Equity	Real Estate
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$14,548	$6,941	$786	$535
Dividends from non-affiliated securities(A)	13,518,000	1,840,838	339,681	273,504
Interest	—	—	—	—
Income from securities loaned	189,289	38,484	1,824	218
Total Investment Income	13,721,837	1,886,263	342,291	274,257
Expenses
Investment advisory fees	5,304,570	682,804	73,255	67,378
Administration fees	993,198	187,762	16,249	15,927
Compliance fees and expenses	1,585	1,585	1,585	1,585
Custody fees	489,161	1,670	5,708	27,685
Professional fees	75,172	23,794	27,288	28,511
Transfer Agent fees, Class A	84,917	337,768	965	798
Transfer Agent fees, Class C	7,430	419	26	—
Transfer Agent fees, Class Y	113,163	5,395	121	16
Transfer Agent fees, Institutional Class	24,239	86	131	99
Pricing Expense	13,738	548	—	14,525
Registration Fees, Class A	20,155	25,310	8,677	3,660
Registration Fees, Class C	11,609	4,694	4,698	2,923
Registration Fees, Class Y	39,761	10,962	3,177	2,895
Registration Fees, Institutional Class	36,120	4,760	4,687	2,769
Dividend expense on securities sold short	—	—	—	—
Reports to Shareholders, Class A	14,062	32,968	6,324	4,676
Reports to Shareholders, Class C	7,160	6,001	5,928	4,332
Reports to Shareholders, Class Y	20,482	6,333	5,959	4,341
Reports to Shareholders, Institutional Class	14,198	6,150	5,944	4,384
Distribution expenses, Class A	76,154	215,995	1,638	2,210
Distribution expenses, Class C	52,427	2,639	1,571	1,505
Trustee fees	7,918	7,708	7,662	7,662
Other expenses	49,596	181,471	5,201	3,995
Total Expenses	7,456,815	1,746,822	186,794	201,876
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(290,432)	(605,722)	(101,255)	(113,063)
Net Expenses	7,166,383	1,141,100	85,539	88,813
Net Investment Income (Loss)	6,555,454	745,163	256,752	185,444
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from non-affiliated securities	(7,970,994)	(12,093,716)	74,492	193,576
Net realized gain (loss) on warrants	(58,904)	—	—	—
Net realized gain (loss) on foreign currency	(291,745)	—	(30,218)	6,359
Net realized loss on securities sold short	—	—	—	—
Net change in unrealized appreciation on investments(C)	72,596,280	33,334,544	782,698	1,143,442
Net change in unrealized appreciation (depreciation) on foreign currency transactions	15,867	—	(49)	562
Net change in unrealized depreciation on securities sold short	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	64,290,504	21,240,828	826,923	1,343,939
Change in Net Assets Resulting from Operations	$70,845,958	$21,985,991	$1,083,675	$1,529,383
(A) Net of foreign tax withholding of:	$1,058,438	$104,678	$17,622	$14,087

(B)See Note 4 in Notes to Financial Statements.

(C)Change in unrealized appreciation does not include net unrealized appreciation of $1,279,684 for the Emerging Market Equity Fund in connection with the Fund's merger. See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

124

Statements of Operations (Continued)

Touchstone	Touchstone	Touchstone	Touchstone
International	Large Cap	Market	Merger
Fixed Income	Relative Value	Neutral Equity	Arbitrage
Fund	Fund	Fund	Fund

$1,399	$703	$1,136	$31,044
1,873	253,224	674,216	1,223,938
395,021	—	—	350,593
—	20	—	—
398,293	253,947	675,352	1,605,575

89,315	85,507	587,730	1,588,553
30,946	23,101	87,149	284,190
1,585	1,585	1,585	1,577
5,572	58	—	7,414
19,489	11,606	19,895	32,642
3,525	1,890	7,179	71,770
728	—	202	7,812
845	3,189	3,803	25,026
157	—	—	869
—	1,660	15,767	2,594
11,594	6,435	6,153	3,854
8,186	2,504	6,517	2,303
5,728	2,515	7,282	6,091
4,987	2,507	—	1,124
—	—	911,807	466,423
5,594	4,744	6,384	14,202
4,839	4,205	4,923	7,890
4,866	3,239	5,898	12,115
4,989	4,275	—	7,026
6,719	2,173	9,419	171,429
4,960	3,051	1,802	111,753
7,666	7,663	7,682	6,680
127	5,662	4,824	20,920
222,417	177,569	1,696,001	2,854,257
(93,070)	(69,566)	(208,150)	(28,259)
129,347	108,003	1,487,851	2,825,998
268,946	145,944	(812,499)	(1,220,423)

398,685	215,799	5,211,298	4,675,128
—	—	—	—
4,776	—	—	(312,554)
—	—	(5,257,522)	(399,366)
543,317	899,236	7,156,534	4,459,242
(224,551)	—	—	(24,300)
—	—	(8,463,814)	(1,655,494)
722,227	1,115,035	(1,353,504)	6,742,656
$991,173	$1,260,979	$(2,166,003)	$5,522,233
$1,234	$—	$2,124	$16,521

125

Statements of Operations (Continued)

	Touchstone	Touchstone	Touchstone	Touchstone
	Mid	Mid Cap	Premium Yield	Sands Capital
	Cap	Value	Equity	Select Growth
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$1,025	$2,054	$4,467	$71,619
Dividends from non-affiliated securities(A)	1,195,203	1,398,968	3,408,926	13,829,419
Interest	—	—	—	—
Income from securities loaned	17,858	4,150	—	366,730
Total Investment Income	1,214,086	1,405,172	3,413,393	14,267,768
Expenses
Investment advisory fees	542,731	580,790	535,241	19,699,570
Administration fees	131,195	130,903	145,950	4,353,992
Compliance fees and expenses	1,585	1,585	1,585	1,585
Custody fees	953	—	—	24,480
Professional fees	21,450	17,746	22,358	118,995
Transfer Agent fees, Class A	1,482	3,136	22,510	101,471
Transfer Agent fees, Class C	661	289	7,822	36,770
Transfer Agent fees, Class Y	3,497	24,472	20,186	719,236
Transfer Agent fees, Class Z	—	—	—	1,294,001
Transfer Agent fees, Institutional Class	2,144	1,810	—	—
Pricing Expense	1,894	3,209	1,733	1,293
Registration Fees, Class A	8,185	11,001	16,708	11,525
Registration Fees, Class C	9,513	9,313	8,869	9,265
Registration Fees, Class Y	6,457	8,105	17,926	67,385
Registration Fees, Class Z	9,569	—	—	96,901
Registration Fees, Institutional Class	468	6,910	—	—
Reports to Shareholders, Class A	6,103	5,667	8,677	18,113
Reports to Shareholders, Class C	5,597	5,126	6,564	11,054
Reports to Shareholders, Class Y	7,315	8,208	7,761	131,267
Reports to Shareholders, Class Z	5,748	—	—	197,579
Reports to Shareholders, Institutional Class	4,694	5,762	—	—
Shareholder servicing fees, Class Z	1,234	—	—	2,799,933
Distribution expenses, Class A	1,797	7,922	111,667	210,757
Distribution expenses, Class C	6,161	2,537	122,195	377,831
Trustee fees	7,696	7,690	7,691	8,660
Other expenses	7,911	6,487	8,626	88,499
Total Expenses	796,040	848,668	1,074,069	30,380,162
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(164,248)	(208,011)	(113,135)	(1,581,955)
Net Expenses	631,792	640,657	960,934	28,798,207
Net Investment Income (Loss)	582,294	764,515	2,452,459	(14,530,439)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	12,549,162	473,427	(896,645)	(43,704,614)
Net change in unrealized appreciation on investments	3,359,554	13,466,639	11,511,482	605,600,683
Net change in unrealized depreciation on foreign currency transactions(C)	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	15,908,716	13,940,066	10,614,837	561,896,069
Change in Net Assets Resulting from Operations	$16,491,010	$14,704,581	$13,067,296	$547,365,630
(A) Net of foreign tax withholding of:	$739	$—	$76,495	$131,813

(B)	See Note 4 in Notes to Financial Statements.

(C)	Change in unrealized appreciation does not include net unrealized appreciation of $1,592,683 and 356,831 for the Total Return Bond Fund and Ultra Short Duration Fixed Income, respectively, in connection with the Fund's merger. See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

126

Statements of Operations (Continued)

				Touchstone
Touchstone	Touchstone	Touchstone	Touchstone	Ultra Short
Short Duration	Small Cap	Small Cap	Total Return	Duration
Fixed Income	Core	Value	Bond	Fixed Income
Fund	Fund	Fund	Fund	Fund

$4,373	$14,830	$1,605	$5,263	$38,800
—	5,208,874	883,496	—	—
1,226,061	—	—	2,977,218	8,426,711
—	212,715	46,481	—	—
1,230,434	5,436,419	931,582	2,982,481	8,465,511

131,901	2,705,709	328,865	329,808	1,013,737
100,776	606,647	66,702	178,084	776,838
1,585	1,585	1,585	1,567	1,585
237	6,709	2,275	2,828	11,959
16,769	30,227	16,152	39,650	43,346
—	126,643	45,818	9,209	4,562
—	18,737	130	2,284	3,569
2,479	81,084	60	5,335	26,212
29,256	—	—	—	131,578
—	3,968	51	531	1,769
30,010	716	2,846	—	39,041
—	20,765	12,135	7,350	6,203
—	14,960	2,551	3,834	6,092
9,003	27,060	2,551	4,544	3,304
18,443	—	—	—	54,142
—	17,769	2,551	9,387	6,887
—	12,697	15,241	8,819	5,895
—	7,210	5,916	5,654	5,493
7,868	17,074	8,351	6,399	14,058
9,084	—	—	—	30,079
—	7,137	6,023	14,606	4,991
93,841	—	—	—	648,160
—	152,973	82,563	18,375	8,927
—	174,380	330	29,133	24,908
7,683	7,792	7,677	5,666	7,607
3,396	27,252	22,736	35,435	22,256
462,331	4,069,094	633,109	718,498	2,903,198
(106,196)	(501,670)	(144,496)	(167,659)	(418,522)
356,135	3,567,424	488,613	550,839	2,484,676
874,299	1,868,995	442,969	2,431,642	5,980,835

124,837	3,764,467	1,405,659	2,121,439	899,320
222,569	70,637,554	8,960,624	2,047,740	1,478,527
—	—	—	—	(139)
347,406	74,402,021	10,366,283	4,169,179	2,377,708
$1,221,705	$76,271,016	$10,809,252	$6,600,821	$8,358,543
$—	$7,557	$418	$—	$—

127

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Emerging Markets		Focused Equity
	Equity Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
From Operations
Net investment income	$6,555,454	$4,816,007	$745,163	$446,784
Net realized gain (loss) on investments, warrants and foreign currency transactions and securities sold short	(8,321,643)	3,465,919	(12,093,716)	2,342,938
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	72,612,147	(90,128,100)	33,334,544	(31,882,374)
Change in Net Assets from Operations	70,845,958	(81,846,174)	21,985,991	(29,092,652)
Distributions to Shareholders from:
Net investment income, Class A	(356,824)	(37,637)	(539,134)	(6,175)
Net investment income, Class C	(1,404)	—	—	(682)
Net investment income, Class Y	(3,413,396)	(105,853)	(57,620)	—
Net investment income, Institutional Class	(5,335,385)	(412,012)	(6,578)	(29,812)
Net realized gains, Class A	(210,757)	(43,040)	(2,039,846)	(6,831)
Net realized gains, Class C	(41,102)	(10,387)	(4,919)	(1,492)
Net realized gains, Class Y	(1,324,868)	(83,966)	(257,794)	(44,364)
Net realized gains, Institutional Class	(2,229,013)	(267,192)	(13,399)	(6,070)
Total Distributions	(12,912,749)	(960,087)	(2,919,290)	(95,426)
Net Increase (Decrease) from Share Transactions(A)	44,043,511	358,060,340	(7,121,388)	121,372,701
Total Increase (Decrease) in Net Assets	101,976,720	275,254,079	11,945,313	92,184,623
Net Assets
Beginning of period	428,198,264	152,944,185	94,154,595	1,969,972
End of period	$530,174,984	$428,198,264	$106,099,908	$94,154,595
Accumulated Net Investment Income	$1,440,319	$4,283,779	$565,983	$424,294

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity in pages 138-140.

See accompanying Notes to Financial Statements.

128

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone
Global Equity		Global Real Estate
Fund		Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2012	2011	2012	2011

$256,752	$33,180	$185,444	$123,690
44,274	422,631	199,935	341,369
782,649	(627,093)	1,144,004	(953,706)
1,083,675	(171,282)	1,529,383	(488,647)

(3,370)	(6,391)	(19,864)	(43,335)
—	—	(1,218)	(4,244)
(1,199)	(1,051)	(2,399)	(5,585)
(25,871)	(31,387)	(171,907)	(140,094)
(60,767)	(7,311)	(94,294)	(43,479)
(10,146)	(1,016)	(5,373)	(5,042)
(19,543)	(1,580)	(5,438)	(5,269)
(290,353)	(29,420)	(136,561)	(131,564)
(411,249)	(78,156)	(437,054)	(378,612)
16,341,775	(1,082,162)	17,702,523	1,768,611
17,014,201	(1,331,600)	18,794,852	901,352

3,859,099	5,190,699	5,266,061	4,364,709
$20,873,300	$3,859,099	$24,060,913	$5,266,061
$220,943	$24,850	$73,789	$1,093

129

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	International		Large Cap
	Fixed Income		Relative Value
	Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
From Operations
Net investment income (loss)	$268,946	$228,414	$145,944	$58,122
Net realized gain (loss) on investments, foreign currency transactions and securities sold short	403,461	107,176	215,799	245,061
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and securities sold short	318,766	(213,688)	899,236	(1,054,309)
Change in Net Assets from Operations	991,173	121,902	1,260,979	(751,126)
Distributions to Shareholders from:
Net investment income, Class A	(114,995)	(133,401)	(6,206)	(8,077)
Net investment income, Class C	(17,144)	(34,790)	(412)	(541)
Net investment income, Class Y	(23,201)	(46,142)	(29,723)	(12,074)
Net investment income, Institutional Class	(394,900)	(743,823)	(100,230)	(57,889)
Net realized gains, Class A	(14,566)	(7,028)	(27,239)	(238)
Net realized gains, Class C	(2,575)	(1,865)	(10,820)	(120)
Net realized gains, Class Y	(2,724)	(2,365)	(98,779)	(51)
Net realized gains, Institutional Class	(33,930)	(32,587)	(116,608)	(1,372)
Total Distributions	(604,035)	(1,002,001)	(390,017)	(80,362)
Net Increase (Decrease) from Share Transactions(B)	20,005,296	3,001,421	27,299,373	3,208,959
Total Increase (Decrease) in Net Assets	20,392,434	2,121,322	28,170,335	2,377,471
Net Assets
Beginning of period	11,787,626	9,666,304	6,217,953	3,840,482
End of period	$32,180,060	$11,787,626	$34,388,288	$6,217,953
Accumulated Net Investment Income (Loss)	$(66,063)	$(5,963)	$5,715	$—

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

(B)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 141-143.

See accompanying Notes to Financial Statements.

130

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone
Market Neutral		Merger Arbitrage
Equity Fund		Fund
For the	For the	For the	For the Period
Year Ended	Year Ended	Year Ended	Ended
September 30,	September 30,	September 30,	September 30,
2012	2011	2012	2011(A)

$(812,499)	$(608,852)	$(1,220,423)	$(9,112)
(46,224)	(596,750)	3,963,208	10,082
(1,307,280)	1,926,946	2,779,448	7,513
(2,166,003)	721,344	5,522,233	8,483

—	—	(2,875)	—
—	—	(267)	—
—	—	(1,453)	—
—	—	(1,975)	—
—	—	(24,576)	—
—	—	(2,094)	—
—	—	(12,719)	—
—	—	(15,125)	—
—	—	(61,084)	—
(1,533,253)	9,996,918	333,641,571	6,680,960
(3,699,256)	10,718,262	339,102,720	6,689,443

43,901,717	33,183,455	6,689,443	—
$40,202,461	$43,901,717	$345,792,163	$6,689,443
$(597,274)	$(8,388)	$11,714	$(1,883)

131

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Mid Cap		Mid Cap Value
	Fund		Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
From Operations
Net investment income (loss)	$582,294	$282,441	$764,515	$605,778
Net realized gain (loss) on investments	12,549,162	25,256,142	473,427	3,255,733
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,359,554	(14,842,998)	13,466,639	(8,152,352)
Change in Net Assets from Operations	16,491,010	10,695,585	14,704,581	(4,290,841)
Distributions to Shareholders from:
Net investment income, Class A	(1,165)	—	(24,656)	(18,796)
Net investment income, Class C	—	—	(275)	(470)
Net investment income, Class Y	(141,026)	(273,246)	(119,669)	(28,493)
Net investment income, Class Z	(395)	—	—	—
Net investment income, Institutional Class	—	—	(639,751)	(555,638)
Return of capital, Class A	—	—	—	—
Return of capital, Class C	—	—	—	—
Return of capital, Class Y	—	—	—	—
Net realized gains, Class A	—	—	(157,428)	(8,176)
Net realized gains, Class C	—	—	(12,580)	(1,773)
Net realized gains, Class Y	—	—	(499,702)	(8,159)
Net realized gains, Institutional Class	—	—	(2,444,064)	(526,560)
Total Distributions	(142,586)	(273,246)	(3,898,125)	(1,148,065)
Net Increase (Decrease) from Share Transactions(A)	(34,457,537)	(55,607,682)	34,858,673	11,926,306
Total Increase (Decrease) in Net Assets	(18,109,113)	(45,185,343)	45,665,129	6,487,400
Net Assets
Beginning of period	79,894,024	125,079,367	47,061,578	40,574,178
End of period	$61,784,911	$79,894,024	$92,726,707	$47,061,578
Accumulated Net Investment Income (Loss)	$479,274	$37,908	$12,512	$34,420

(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 143-146.

(B)	Class A and Class C represent the period from commencement of operations (November 15, 2010) through September 30, 2011.

See accompanying Notes to Financial Statements.

132

Statements of Changes in Net Assets (Continued)

		Touchstone		Touchstone
Touchstone		Sands Capital		Short Duration
Premium Yield		Select Growth		Fixed Income
Equity Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2012	2011	2012	2011(B)	2012	2011

$2,452,459	$1,300,240	$(14,530,439)	$(9,378,288)	$874,299	$915,586
(896,645)	2,415,363	(43,704,614)	20,212,078	124,837	100,015
11,511,482	(120,647)	605,600,683	(15,389,448)	222,569	(516,088)
13,067,296	3,594,956	547,365,630	(4,555,658)	1,221,705	499,513

(1,431,422)	(783,294)	—	—	—	—
(302,551)	(179,677)	—	—	—	—
(680,147)	(332,573)	—	—	(282,567)	(38,278)
—	—	—	—	(827,427)	(1,139,078)
—	—	—	—	—	—
(35,658)	—	—	—	—	—
(7,537)	—	—	—	—	—
(16,943)	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(2,474,258)	(1,295,544)	—	—	(1,109,994)	(1,177,356)
66,832,652	(2,932,423)	1,445,845,483	678,078,270	50,830,158	(2,226,373)
77,425,690	(633,011)	1,993,211,113	673,522,612	50,941,869	(2,904,216)

40,218,765	40,851,776	1,334,183,931	660,661,319	41,274,095	44,178,311
$117,644,455	$40,218,765	$3,327,395,044	$1,334,183,931	$92,215,964	$41,274,095
$140,299	$81,863	$(11,933,119)	$—	$21,856	$32,564

133

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Small Cap		Small Cap
	Core Fund		Value Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011(A)
From Operations
Net investment income	$1,868,995	$52,866	$442,969	$810,142
Net realized gain (loss) on investments	3,764,467	2,090,097	1,405,659	19,710,768
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	70,637,554	(9,589,918)	8,960,624	(20,021,935)
Change in Net Assets from Operations	76,271,016	(7,446,955)	10,809,252	498,975

Net investment income, Class A	(2,404)	(41,566)	(631,909)	(127,653)
Net investment income, Class C	(718)	(275)	(377)	(19)
Net investment income, Class Y	(106,623)	(88,965)	(1,414)	(94)
Net investment income, Class Z	—	—	—	(593,961)
Net investment income, Institutional Class	(123,274)	(46,227)	(28,966)	(3,526)
Net realized gains, Class A	(674,157)	(1,431)	—	—
Net realized gains, Class C	(164,641)	(178)	—	—
Net realized gains, Class Y	(1,166,246)	(925)	—	—
Net realized gains, Institutional Class	(667,757)	(332)	—	—
Total Distributions	(2,905,820)	(179,899)	(662,666)	(725,253)
Net Increase (Decrease) from Share Transactions (B)	296,303,079	64,361,014	(14,675,728)	(26,196,379)
Total Increase (Decrease) in Net Assets	369,668,275	56,734,160	(4,529,142)	(26,422,657)
Net Assets
Beginning of period	156,012,142	99,277,982	38,130,207	64,552,864
End of period	$525,680,417	$156,012,142	$33,601,065	$38,130,207
Accumulated Net Investment Income (Loss)	$1,666,851	$31,004	$—	$213,882

(A)	Class A, Class C, Class Y and Institutional Class represent the period from commencement of operations (March 1, 2011) through September 30, 2011. Effective June 10, 2011, Class Z shares converted to Class A shares.

(B)	For details on share transaction by class, See Statements of Changes in Net Assets - Capital Stock Activity on pages 147-149.

(C)	Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares and Institutional Class shares were renamed Class A and Class Y shares, respectively. See Note 8 in the Notes to Financial Statements.

(D)	Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund's performance and financial history have been adopted by Touchstone Total Return Bond Fund and will be used going forward. As a result the information prior to August 1, 2011 reflects that of the Predecessor Fund.

See accompanying Notes to Financial Statements.

134

Statements of Changes in Net Assets (Continued)

			Touchstone
Touchstone			Ultra Short
Total Return			Duration Fixed
Bond Fund			Income Fund
For the	For the	For the	For the	For the
Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	March 31,	September 30,	September 30,
2012	2011(C)(D)	2011	2012	2011

$2,431,642	$465,041	$760,499	$5,980,835	$3,817,830
2,121,439	(32,688)	124,235	899,320	198,188
2,047,740	655,036	292,070	1,478,388	(989,421)
6,600,821	1,087,389	1,176,804	8,358,543	3,026,597

(194,956)	(32,331)	(204)	(66,666)	—
(55,442)	(17,889)	—	(51,076)	—
(624,921)	(382,064)	(796,480)	(1,271,104)	—
—	(56,657)	—	(7,819,313)	(5,857,004)
(1,931,711)	—	—	(39,807)	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(2,807,030)	(488,941)	(796,684)	(9,247,966)	(5,857,004)
156,210,668	14,402,479	(738,141)	236,383,467	112,311,888
160,004,459	15,000,927	(358,021)	235,494,044	109,481,481

31,519,600	16,518,673	16,876,694	346,131,384	236,649,903
$191,524,059	$31,519,600	$16,518,673	$581,625,428	$346,131,384
$13,107	$211,650	$—	$174,488	$283,674

135

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone
	Emerging Markets
	Equity Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2012		September 30, 2011
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares sold	1,018,769	$12,322,032	3,547,839	$45,412,360
Proceeds from shares issued in connection with merger(A)	511,406	6,295,683	—	—
Reinvestment of distributions	40,624	458,323	5,820	76,185
Cost of shares redeemed	(1,251,249)	(14,800,815)	(1,881,202)	(23,746,786)
Change in Class A Share Transactions	319,550	4,275,223	1,672,457	21,741,759
Class C
Proceeds from shares sold	66,481	766,525	400,532	5,128,192
Proceeds from shares issued in connection with merger(A)	5,937	72,429	—	—
Reinvestment of distributions	3,733	40,201	766	9,846
Cost of shares redeemed	(185,946)	(2,168,600)	(172,503)	(2,139,533)
Change in Class C Share Transactions	(109,795)	(1,289,445)	228,795	2,998,505
Class Y
Proceeds from shares sold	6,422,019	75,627,481	13,976,009	177,114,328
Proceeds from shares issued in connection with merger(A)	1,491,945	18,403,858	—	—
Reinvestment of distributions	414,534	4,734,703	14,126	185,769
Cost of shares redeemed	(4,524,551)	(52,860,814)	(951,388)	(11,790,779)
Change in Class Y Share Transactions	3,803,947	45,905,228	13,038,747	165,509,318
Institutional Class
Proceeds from shares sold	11,525,916	138,694,659	13,367,607	173,718,140
Proceeds from shares issued in connection with merger(A)	2,222,580	27,452,188	—	—
Reinvestment of distributions	625,508	7,097,193	51,241	675,282
Cost of shares redeemed	(15,031,609)	(178,091,535)	(530,487)	(6,582,664)
Change in Institutional Class Share Transactions	(657,605)	(4,847,495)	12,888,361	167,810,758

Change from Share Transactions	3,356,097	$44,043,511	27,828,360	$358,060,340

 (A)See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

136

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone				Touchstone
Focused Equity				Global Equity
Fund				Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,588,767	$17,127,663	9,710,959	$120,060,690	8,286	$83,785	48,813	$559,641
—	—	—	—	—	—	—	—
239,234	2,323,288	1,085	12,845	7,042	64,137	1,145	13,101
(2,235,422)	(23,457,198)	(1,286,253)	(14,618,995)	(9,864)	(96,943)	(159,828)	(1,803,215)
(407,421)	(4,006,247)	8,425,791	105,454,540	5,464	50,979	(109,870)	(1,230,473)

16,454	180,981	15,937	185,089	24,029	226,616	215	2,723
—	—	—	—	—	—	—	—
300	2,845	185	2,173	1,128	10,146	91	1,016
(1,016)	(10,038)	(14,279)	(173,454)	(239)	(2,414)	—	—
15,738	173,788	1,843	13,808	24,918	234,348	306	3,739

368,061	4,013,563	1,555,186	18,934,147	4,501	45,918	6,328	72,000
—	—	—	—	—	—	—	—
16,777	165,098	125	1,474	2,260	20,741	230	2,632
(1,121,749)	(11,549,416)	(283,790)	(3,300,545)	(4,293)	(40,549)	(7)	(78)
(736,911)	(7,370,755)	1,271,521	15,635,076	2,468	26,110	6,551	74,554

406,964	4,491,265	91,822	1,125,000	1,594,411	16,223,987	1,629	18,219
—	—	—	—	—	—	—	—
2,074	19,719	3,084	35,882	34,483	316,224	5,286	60,807
(42,176)	(429,158)	(73,084)	(891,605)	(51,056)	(509,873)	(767)	(9,008)
366,862	4,081,826	21,822	269,277	1,577,838	16,030,338	6,148	70,018

(761,732)	$(7,121,388)	9,720,977	$121,372,701	1,610,688	$16,341,775	(96,865)	$(1,082,162)

137

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone
	Global Real Estate
	Fund
	For the Year
	Ended		For the Year
	September 30, 2012		Ended
	(Unaudited)		September 30, 2011
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares issued	33,722	$353,846	212,378	$2,394,721
Reinvestment of distributions	2,600	25,792	3,515	39,565
Cost of shares redeemed	(204,215)	(2,071,273)	(83,869)	(958,256)
Change in Class A Share Transactions	(167,893)	(1,691,635)	132,024	1,476,030
Class C
Proceeds from shares issued	6,228	70,459	302	3,658
Reinvestment of distributions	666	6,591	896	10,112
Cost of shares redeemed	—	—	—	—
Change in Class C Share Transactions	6,894	77,050	1,198	13,770
Class Y
Proceeds from shares issued	—	—	5,583	68,805
Reinvestment of distributions	776	7,837	1,066	12,019
Cost of shares redeemed	(231)	(2,470)	(5,789)	(64,842)
Change in Class Y Share Transactions	545	5,367	860	15,982
Institutional Class
Proceeds from shares issued	1,696,950	20,216,998	—	—
Reinvestment of distributions	28,951	308,468	24,853	282,243
Cost of shares redeemed	(105,988)	(1,213,725)	(1,633)	(19,414)
Change in Institutional Class Share Transactions	1,619,913	19,311,741	23,220	262,829

Change from Share Transactions	1,459,459	$17,702,523	157,302	$1,768,611

See accompanying Notes to Financial Statements.

138

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone				Touchstone
International				Large Cap
Fixed Income				Relative Value
Fund				Fund
Year		Year
Ended		Ended		For the Year		For the Year
September 30,		September 30,		Ended		Ended
2012		2011		September 30, 2012		September 30, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

164,811	$1,744,296	269,862	$2,912,442	30,812	$370,615	110,035	$1,357,188
8,088	81,334	12,042	128,026	2,994	33,445	664	8,315
(235,275)	(2,406,242)	(154,393)	(1,627,808)	(8,112)	(98,438)	(90,430)	(1,172,139)
(62,376)	(580,612)	127,511	1,412,660	25,694	305,622	20,269	193,364

3,881	40,710	33,150	353,277	1,340	16,534	6,820	84,858
1,441	14,407	3,439	36,366	1,027	11,232	53	661
(20,278)	(208,994)	(16,978)	(176,267)	(1,878)	(21,380)	(2,498)	(31,669)
(14,956)	(153,877)	19,611	213,376	489	6,386	4,375	53,850

15,967	166,806	162,319	1,754,869	143,267	1,740,473	275,185	3,564,715
2,343	23,568	4,664	48,682	11,504	128,502	1,065	12,124
(38,595)	(400,233)	(115,185)	(1,225,137)	(127,451)	(1,545,590)	(54,523)	(674,355)
(20,285)	(209,859)	51,798	578,414	27,320	323,385	221,727	2,902,484

2,089,915	21,976,658	2,438	27,361	2,178,475	27,308,043	—	—
38,874	393,343	74,760	789,049	18,946	216,838	4,822	59,261
(138,726)	(1,420,357)	(1,808)	(19,439)	(71,392)	(860,901)	—	—
1,990,063	20,949,644	75,390	796,971	2,126,029	26,663,980	4,822	59,261

1,892,446	$20,005,296	274,310	$3,001,421	2,179,532	$27,299,373	251,193	$3,208,959

139

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone
	Market Neutral
	Equity Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2012		September 30, 2011
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares sold	385,036	$3,752,132	351,400	$3,389,554
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(663,996)	(6,388,142)	(72,321)	(711,849)
Change in Class A Share Transactions	(278,960)	(2,636,010)	279,079	2,677,705
Class C
Proceeds from shares sold	8,514	81,528	13,156	127,080
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(7,497)	(71,972)	(11,687)	(112,854)
Change in Class C Share Transactions	1,017	9,556	1,469	14,226
Class Y
Proceeds from shares sold	486,045	4,826,169	776,631	7,781,351
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	(381,375)	(3,732,968)	(48,404)	(476,364)
Change in Class Y Share Transactions	104,670	1,093,201	728,227	7,304,987
Class Z
Proceeds from Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Class Z Share Transactions	—	—	—	—
Institutional Class (A)
Proceeds from shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Change in Institutional Class Share Transactions	—	—	—	—

Change from Share Transactions	(173,273)	$(1,533,253)	1,008,775	$9,996,918

(A)	Mid Cap Fund began issuing Institutional Class shares on January 27, 2012.

(B)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

See accompanying Notes to Financial Statements.

140

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone				Touchstone
Merger Arbitrage				Mid Cap
Fund				Fund
For the Year		For the Period		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2012		September 30, 2011(B)		September 30, 2012		September 30, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

15,827,343	$165,914,329	25,902	$260,434	23,786	$383,402	15,088	$231,656
2,123	21,813	—	—	74	1,073	—	—
(1,755,387)	(18,544,311)	—	—	(22,199)	(354,172)	(16,080)	(238,503)
14,074,079	147,391,831	25,902	260,434	1,661	30,303	(992)	(6,847)

2,510,261	26,227,182	25,415	254,776	27,890	428,530	21,061	309,661
234	2,400	—	—	—	—	—	—
(95,040)	(995,364)	—	—	(5,272)	(80,399)	(4,071)	(58,829)
2,415,455	25,234,218	25,415	254,776	22,618	348,131	16,990	250,832

9,105,407	95,786,495	115,733	1,163,250	260,026	4,056,192	1,122,323	16,486,326
1,316	13,535	—	—	686	9,990	711	10,151
(723,619)	(7,676,782)	—	—	(3,312,679)	(50,341,380)	(4,956,532)	(72,682,133)
8,383,104	88,123,248	115,733	1,163,250	(3,051,967)	(46,275,198)	(3,833,498)	(56,185,656)

—	—	—	—	14,276	216,275	161,305	2,449,859
—	—	—	—	27	395	—	—
—	—	—	—	(69,537)	(1,015,582)	(141,655)	(2,115,870)
—	—	—	—	(55,234)	(798,912)	19,650	333,989

7,925,680	83,665,017	500,250	5,002,500	768,703	12,749,317	—	—
1,386	14,253	—	—	—	—	—	—
(1,020,050)	(10,786,996)	—	—	(32,428)	(511,178)	—	—
6,907,016	72,892,274	500,250	5,002,500	736,275	12,238,139	—	—

31,779,654	$333,641,571	667,300	$6,680,960	(2,346,647)	$(34,457,537)	(3,797,850)	$(55,607,682)

141

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone
	Mid Cap Value
	Fund
	For the Year		For the Period
	Ended		Ended
	September 30, 2012		September 30, 2011
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares issued	99,552	$1,201,459	328,003	$4,384,562
Reinvestment of distributions	15,672	177,583	2,099	26,888
Cost of shares redeemed	(70,390)	(860,027)	(141,699)	(1,823,276)
Change in Class A Share Transactions	44,834	519,015	188,403	2,588,174
Class C
Proceeds from shares issued	3,915	48,396	8,338	112,061
Reinvestment of distributions	1,153	12,855	175	2,243
Cost of shares redeemed	(1,356)	(16,449)	(862)	(11,357)
Change in Class C Share Transactions	3,712	44,802	7,651	102,947
Class Y
Proceeds from shares issued	875,349	10,720,385	392,127	5,312,984
Reinvestment of distributions	52,526	600,697	2,997	37,124
Cost of shares redeemed	(300,077)	(3,707,016)	(14,916)	(193,562)
Change in Class Y Share Transactions	627,798	7,614,066	380,208	5,156,546
Class Z
Proceeds from Shares issued	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Class Z Share Transactions	—	—	—	—
Institutional Class
Proceeds from shares issued	2,008,546	25,632,588	219,249	2,992,360
Reinvestment of distributions	267,687	3,077,352	86,758	1,115,061
Cost of shares redeemed	(164,030)	(2,029,150)	(2,403)	(28,782)
Change in Institutional Class Share Transactions	2,112,203	26,680,790	303,604	4,078,639

Change from Share Transactions	2,788,547	$34,858,673	879,866	$11,926,306

See accompanying Notes to Financial Statements.

142

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

				Touchstone
Touchstone				Sands Capital
Premium Yield				Select Growth
Equity Fund				Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

5,256,299	$41,246,082	1,028,857	$7,308,051	15,095,837	$177,705,991	2,652,990	$27,620,462
173,481	1,331,239	111,470	781,388	—	—	—	—
(1,201,756)	(9,294,102)	(353,042)	(2,520,094)	(2,616,579)	(30,450,320)	(394,502)	(3,991,793)
4,228,024	33,283,219	787,285	5,569,345	12,479,258	147,255,671	2,258,488	23,628,669

1,258,265	9,752,594	282,510	1,961,365	6,585,865	77,198,169	944,384	9,740,865
32,666	249,150	21,323	149,469	—	—	—	—
(465,502)	(3,611,732)	(253,359)	(1,763,905)	(381,929)	(4,407,155)	(16,096)	(155,138)
825,429	6,390,012	50,474	346,929	6,203,936	72,791,014	928,288	9,585,727

4,425,665	34,247,193	1,243,678	8,576,183	66,657,657	796,429,242	33,079,380	353,708,625
59,814	463,222	40,162	274,614	—	—	—	—
(977,788)	(7,550,994)	(2,477,225)	(17,699,494)	(13,525,927)	(157,829,720)	(5,630,923)	(58,056,051)
3,507,691	27,159,421	(1,193,385)	(8,848,697)	53,131,730	638,599,522	27,448,457	295,652,574

—	—	—	—	97,944,548	1,150,009,715	66,676,446	680,698,491
—	—	—	—	(49,822,471)	(562,810,439)	(31,679,678)	(331,487,191)
—	—	—	—	48,122,077	587,199,276	34,996,768	349,211,300

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

8,561,144	$66,832,652	(355,626)	$(2,932,423)	119,937,001	$1,445,845,483	65,632,001	$678,078,270

143

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone
	Short Duration
	Fixed Income
	Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2012		September 30, 2011
	Shares	Dollars	Shares	Dollars
Class A(A)
Proceeds from Shares Sold	—	$—	—	$—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Class A Share Transactions	—	—	—	—
Class C(A)
Proceeds from Shares Sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Class C Share Transactions	—	—	—	—
Class Y(A)
Proceeds from Shares Sold	6,414,070	62,928,842	234,596	2,313,962
Reinvestment of distributions	24,706	242,364	334	3,293
Cost of Shares redeemed	(967,723)	(9,482,418)	(193,264)	(1,903,448)
Change in Class Y Share Transactions	5,471,053	53,688,788	41,666	413,807
Class Z(A)
Proceeds from Shares Sold	840,365	8,240,649	804,768	7,952,507
Reinvestment of distributions	67,228	659,311	115,476	1,140,674
Cost of Shares redeemed	(1,199,103)	(11,758,590)	(1,188,710)	(11,733,361)
Change in Class Z Share Transactions	(291,510)	(2,858,630)	(268,466)	(2,640,180)
Institutional Class(A)
Proceeds from Shares Sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change in Institutional Class Share Transactions	—	—	—	—

Change from Share Transactions	5,179,543	$50,830,158	(226,800)	$(2,226,373)

(A)	Small Cap Value Fund began issuing Class A, Class C, Class Y and Institutional Class shares on March 1, 2011. Effective June 10, 2011, Class Z shares converted to Class A shares.

See accompanying Notes to Financial Statements.

144

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone				Touchstone
Small Cap				Small Cap
Core Fund				Value Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
September 30, 2012		September 30, 2011		September 30, 2012		September 30, 2011(A)
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,732,087	$55,599,620	3,722,461	$49,502,790	95,975	$1,624,312	3,136,386	$51,383,529
48,658	649,407	3,123	41,411	36,385	611,518	8,773	124,666
(2,109,999)	(30,986,160)	(4,431,068)	(54,781,287)	(1,079,328)	(17,272,984)	(446,583)	(7,027,740)
1,670,746	25,262,867	(705,484)	(5,237,086)	(946,968)	(15,037,154)	2,698,576	44,480,455

780,792	11,485,718	731,910	9,636,367	5,547	96,000	144	2,500
10,332	135,845	29	390	21	377	1	19
(239,619)	(3,369,317)	(190,244)	(2,502,825)	(3)	(65)	—	—
551,505	8,252,246	541,695	7,133,932	5,565	96,312	145	2,519

7,264,844	106,479,205	3,641,810	48,551,714	12,874	226,591	1,266	22,500
69,684	937,735	6,188	82,193	79	1,414	6	94
(1,705,178)	(25,653,407)	(1,675,553)	(22,803,876)	(1,015)	(17,517)	(1,126)	(15,998)
5,629,350	81,763,533	1,972,445	25,830,031	11,938	210,488	146	6,596

—	—	—	—	—	—	426,387	7,143,600
—	—	—	—	—	—	32,993	582,090
—	—	—	—	—	—	(4,792,518)	(79,340,060)
—	—	—	—	—	—	(4,333,138)	(71,614,370)

13,411,819	205,055,687	3,337,526	45,250,009	95,447	1,676,131	53,246	924,895
46,086	621,290	3,485	46,227	1,702	28,939	248	3,526
(1,663,832)	(24,652,544)	(642,952)	(8,662,099)	(87,406)	(1,650,444)	—	—
11,794,073	181,024,433	2,698,059	36,634,137	9,743	54,626	53,494	928,421

19,645,674	$296,303,079	4,506,715	$64,361,014	(919,722)	$(14,675,728)	(1,580,777)	$(26,196,379)

145

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone
	Total Return
	Bond Fund
	For the
	Year		For the		For the Year
	Ended		Period Ended		Ended
	September 30,		September 30,		March 31,
	2012		2011		2011
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A(A)
Proceeds from shares sold	741,371	$7,645,356	138,426	$1,404,720	693	$7,000
Proceeds from shares issued in connection with merger(B)	—	—	331,907	3,333,082	—	—
Reinvestment of distributions	14,900	154,569	2,604	26,290	21	204
Cost of shares redeemed	(251,600)	(2,600,131)	(6,144)	(62,433)	—	—
Change in Class A Share Transactions	504,671	5,199,794	466,793	4,701,659	714	7,204
Class C(A)
Proceeds from shares sold	106,176	1,092,404	10,620	107,577	—	—
Proceeds from shares issued in connection with merger(B)	—	—	248,384	2,488,799	—	—
Reinvestment of distributions	3,954	40,866	1,550	15,634	—	—
Cost of shares redeemed	(55,210)	(565,073)	(4,880)	(49,260)	—	—
Change in Class C Share Transactions	54,920	568,197	255,674	2,562,750	—	—
Class Y(A)
Proceeds from shares sold	2,058,293	21,256,329	153,969	1,548,765	208,057	2,061,368
Proceeds from shares issued in connection with merger(B)	—	—	61,451	617,477	—	—
Reinvestment of distributions	50,693	526,251	36,959	379,097	77,602	768,862
Cost of shares redeemed	(1,038,286)	(10,707,876)	(171,732)	(1,731,835)	(358,757)	(3,575,575)
Change in Class Y Share Transactions	1,070,700	11,074,704	80,647	813,504	(73,098)	(745,345)
Class Z
Proceeds from Shares sold	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—
Change in Class Z Share Transactions	—	—	—	—	—	—
Institutional Class
Proceeds from shares sold	11,508,592	119,047,730	—	—	—	—
Proceeds from shares issued in connection with merger(B)	3,233,926	33,345,880	624,160	6,267,909	—	—
Reinvestment of distributions	179,219	1,865,049	5,606	56,657	—	—
Cost of shares redeemed	(1,440,963)	(14,890,686)	—	—	—	—
Change in Institutional Class Share Transactions	13,480,774	139,367,973	629,766	6,324,566	—	—

Change from Share Transactions	15,111,065	$156,210,668	1,432,880	$14,402,479	(72,384)	$(738,141)

(A)	Ultra Short Duration Fixed Income Fund began issuing Class A, Class C and Class Y shares on April 16, 2012.
(B)	See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

146

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone
Ultra Short
Duration Fixed
Income Fund
For the Year		For the Year
Ended		Ended
September 30, 2012		September 30, 2011
Shares	Dollars	Shares	Dollars

276,368	$2,641,446	—	$—
3,544,125	33,870,180	—	—
5,391	51,532	—	—
(245,629)	(2,347,253)	—	—
3,580,255	34,215,905	—	—

86,944	830,674	—	—
1,273,306	12,177,295	—	—
1,537	14,688	—	—
(157,115)	(1,501,647)	—	—
1,204,672	11,521,010	—	—

2,030,490	19,402,128	—	—
22,513,787	215,295,273	—	—
124,027	1,185,390	—	—
(4,738,599)	(45,297,679)	—	—
19,929,705	190,585,112	—	—

30,335,442	290,292,920	35,550,281	342,321,287
572,615	5,477,285	530,809	5,111,991
(31,605,912)	(302,402,489)	(24,416,107)	(235,121,390)
(697,855)	(6,632,284)	11,664,983	112,311,888

4,054,101	38,712,198	—	—
2,397,446	22,944,607	—	—
3,634	34,721	—	—
(5,754,344)	(54,997,802)	—	—
700,837	6,693,724	—	—

24,717,614	$236,383,467	11,664,983	$112,311,888

147

Financial Highlights

Touchstone Emerging Markets Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010(A)
Net asset value at beginning of period	$10.69		$12.68	$10.00
Income (loss) from investment operations:
Net investment income	0.11		0.10	0.03
Net realized and unrealized gains (losses) on investments	1.68		(2.05)	2.65
Total from investment operations	1.79		(1.95)	2.68
Distributions from:
Net investment income	(0.15)		(0.02)	—
Realized capital gains	(0.09)		(0.02)	—
Total distributions	(0.24)		(0.04)	—
Net asset value at end of period	$12.24		$10.69	$12.68
Total return(B)	16.71%		(15.45)%	26.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$34,369		$26,592	$10,343
Ratio to average net assets:
Net expenses	1.72%		1.74%	1.74%
Gross expenses	1.99%		1.95%	2.25%
Net investment income	0.94%		0.98%	0.76%
Portfolio turnover rate	33	%(C)	18%	8%

Touchstone Emerging Markets Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010(A)
Net asset value at beginning of period	$10.54		$12.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04		0.03	—	(D)
Net realized and unrealized gains (losses) on investments	1.64		(2.05)	2.58
Total from investment operations	1.68		(2.02)	2.58
Distributions from:
Net investment income	—	(D)	—	—
Realized capital gains	(0.09)		(0.02)	—
Total distributions	(0.09)		(0.02)	—
Net asset value at end of period	$12.13		$10.54	$12.58
Total return(B)	15.84%		(16.07)%	25.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,903		$5,417	$3,590
Ratio to average net assets:
Net expenses	2.47%		2.49%	2.49%
Gross expenses	2.85%		2.82%	2.99%
Net investment income (loss)	0.19%		0.21%	(0.03)%
Portfolio turnover rate	33	%(C)	18%	8%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 8). If these transactions were included, portfolio turnover would have been higher.
(D)	Amount rounds to less than $0.005 per share.

See accompanying Notes to Financial Statements.

148

Financial Highlights (Continued)

Touchstone Emerging Markets Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010(A)
Net asset value at beginning of period	$10.74		$12.72	$10.00
Income (loss) from investment operations:
Net investment income	0.14		0.11	0.01
Net realized and unrealized gains (losses) on investments	1.70		(2.05)	2.71
Total from investment operations	1.84		(1.94)	2.72
Distributions from:
Net investment income	(0.22)		(0.02)	—
Realized capital gains	(0.09)		(0.02)	—
Total distributions	(0.31)		(0.04)	—
Net asset value at end of period	$12.27		$10.74	$12.72
Total return	17.12%		(15.21)%	27.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$219,717		$151,532	$13,597
Ratio to average net assets:
Net expenses	1.41%		1.48%	1.49%
Gross expenses	1.44%		1.48%	2.10%
Net investment income	1.25%		1.50%	0.86%
Portfolio turnover rate	33	%(B)	18%	8%

Touchstone Emerging Markets Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010(A)
Net asset value at beginning of period	$10.76		$12.74	$10.00
Income (loss) from investment operations:
Net investment income	0.18		0.13	0.05
Net realized and unrealized gains (losses) on investments	1.67		(2.06)	2.69
Total from investment operations	1.85		(1.93)	2.74
Distributions from:
Net investment income	(0.24)		(0.03)	—
Realized capital gains	(0.09)		(0.02)	—
Total distributions	(0.33)		(0.05)	—
Net asset value at end of period	$12.28		$10.76	$12.74
Total return	17.28%		(15.18)%	27.40%
Ratios and supplemental data:
Net assets at end of period (000's)	$271,186		$244,657	$125,414
Ratio to average net assets:
Net expenses	1.32%		1.34%	1.34%
Gross expenses	1.37%		1.43%	1.74%
Net investment income	1.34%		1.51%	1.26%
Portfolio turnover rate	33	%(B)	18%	8%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 8). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

149

Financial Highlights (Continued)

Touchstone Focused Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.50	$10.95	$10.00
Income (loss) from investment operations:
Net investment income	0.08	(B)	0.10	0.02
Net realized and unrealized gains (losses) on investments	2.37	(1.38)	0.93
Total from investment operations	2.45	(1.28)	0.95
Distributions from:
Net investment income	(0.07)	(0.08)	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.33)	(0.17)	—
Net asset value at end of period	$11.62	$9.50	$10.95
Total return(C)	26.46%	(11.95)%	9.40	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$94,025	$80,741	$814
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20	%(E)
Gross expenses	1.82%	1.70%	4.65	%(E)
Net investment income	0.73%	0.56%	0.46	%(E)
Portfolio turnover rate	54%	44%	101	%(D)

Touchstone Focused Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

				Period
				Ended
				September
	Year Ended September 30,			30,
	2012		2011	2010(A)
Net asset value at beginning of period	$9.38		$10.88	$10.00
Income (loss) from investment operations:
Net investment loss	—	(B)(F)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	2.34		(1.32)	0.89
Total from investment operations	2.34		(1.37)	0.88
Distributions from:
Net investment income	—		(0.04)	—
Realized capital gains	(0.26)		(0.09)	—
Total distributions	(0.26)		(0.13)	—
Net asset value at end of period	$11.46		$9.38	$10.88
Total return(C)	25.24%		(12.78)%	8.90	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$399		$179	$187
Ratio to average net assets:
Net expenses	1.95%		1.95%	1.95	%(E)
Gross expenses	6.33%		5.90%	5.45	%(E)
Net investment loss	(0.02)%		(0.52)%	(0.24	)%(E)
Portfolio turnover rate	54%		44%	101	%(D)

(A)	Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

150

Financial Highlights (Continued)

Touchstone Focused Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.60	$10.96	$10.00
Income (loss) from investment operations:
Net investment income	0.11	(B)	0.02	0.04
Net realized and unrealized gains (losses) on investments	2.39	(1.29)	0.92
Total from investment operations	2.50	(1.27)	0.96
Distributions from:
Net investment income	(0.11)	—	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.37)	(0.09)	—
Net asset value at end of period	$11.73	$9.60	$10.96
Total return	26.77%	(11.77)%	9.60	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,485	$12,383	$201
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95	%(D)
Gross expenses	1.40%	1.18%	4.62	%(D)
Net investment income	0.98%	0.79%	0.81	%(D)
Portfolio turnover rate	54%	44%	101	%(C)

Touchstone Focused Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.28	$10.97	$10.00
Income (loss) from investment operations:
Net investment income	0.12	(B)	0.10	0.17
Net realized and unrealized gains (losses) on investments	2.30	(1.28)	0.80
Total from investment operations	2.42	(1.18)	0.97
Distributions from:
Net investment income	(0.12)	(0.42)	—
Realized capital gains	(0.26)	(0.09)	—
Total distributions	(0.38)	(0.51)	—
Net asset value at end of period	$11.32	$9.28	$10.97
Total return	26.94%	(11.68)%	9.70	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$5,191	$852	$768
Ratio to average net assets:
Net expenses	0.80%	0.80%	0.80	%(D)
Gross expenses	1.49%	2.12%	3.66	%(D)
Net investment income	1.13%	0.50%	0.99	%(D)
Portfolio turnover rate	54%	44%	101	%(C)

(A)	Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

151

Financial Highlights (Continued)

Touchstone Global Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.86	$10.65	$10.00
Income (loss) from investment operations:
Net investment income	0.26	(B)	0.08	0.04
Net realized and unrealized gains (losses) on investments	1.27	(0.68)	0.61
Total from investment operations	1.53	(0.60)	0.65
Distributions from:
Net investment income	(0.05)	(0.09)	—
Realized capital gains	(0.98)	(0.10)	—
Total distributions	(1.03)	(0.19)	—
Net asset value at end of period	$10.36	$9.86	$10.65
Total return(C)	17.17%	(5.87)%	6.50%
Ratios and supplemental data:
Net assets at end of period (000's)	$725	$636	$1,857
Ratio to average net assets:
Net expenses	1.34%	1.34%	1.34%
Gross expenses	4.28%	4.13%	3.75%
Net investment income	2.63%	0.18%	1.56%
Portfolio turnover rate	50%	64%	68%

Touchstone Global Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.79	$10.57	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	(B)	(0.02)	—	(D)
Net realized and unrealized gains (losses) on investments	1.26	(0.66)	0.57
Total from investment operations	1.44	(0.68)	0.57
Distributions from:
Realized capital gains	(0.98)	(0.10)	—
Net asset value at end of period	$10.25	$9.79	$10.57
Total return(C)	16.26%	(6.54)%	5.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$361	$101	$106
Ratio to average net assets:
Net expenses	2.09%	2.09%	2.09%
Gross expenses	9.37%	11.43%	4.28%
Net investment income (loss)	1.88%	(0.23)%	0.02%
Portfolio turnover rate	50%	64%	68%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Amount rounds to less than $0.005 per share.

See accompanying Notes to Financial Statements.

152

Financial Highlights (Continued)

Touchstone Global Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.93	$10.68	$10.00
Income (loss) from investment operations:
Net investment income	0.29	(B)	0.06	0.09
Net realized and unrealized gains (losses) on investments	1.28	(0.64)	0.59
Total from investment operations	1.57	(0.58)	0.68
Distributions from:
Net investment income	(0.06)	(0.07)	—
Realized capital gains	(0.98)	(0.10)	—
Total distributions	(1.04)	(0.17)	—
Net asset value at end of period	$10.46	$9.93	$10.68
Total return	17.45%	(5.56)%	6.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$233	$197	$142
Ratio to average net assets:
Net expenses	1.09%	1.09%	1.09%
Gross expenses	6.08%	7.29%	3.38%
Net investment income	2.88%	0.76%	1.05%
Portfolio turnover rate	50%	64%	68%

Touchstone Global Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.92	$10.69	$10.00
Income (loss) from investment operations:
Net investment income	0.30	(B)	0.10	0.11
Net realized and unrealized gains (losses) on investments	1.28	(0.66)	0.58
Total from investment operations	1.58	(0.56)	0.69
Distributions from:
Net investment income	(0.08)	(0.11)	—	(C)
Realized capital gains	(0.98)	(0.10)	—
Total distributions	(1.06)	(0.21)	—
Net asset value at end of period	$10.44	$9.92	$10.69
Total return	17.55%	(5.51)%	6.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$19,554	$2,926	$3,086
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%
Gross expenses	1.73%	2.60%	3.11%
Net investment income	3.03%	0.91%	1.18%
Portfolio turnover rate	50%	64%	68%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Amount rounds to less than $0.005 per share.

See accompanying Notes to Financial Statements.

153

Financial Highlights (Continued)

Touchstone Global Real Estate Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.76	$11.46	$10.00
Income (loss) from investment operations:
Net investment income	0.20	(B)	0.35	0.36
Net realized and unrealized gains (losses) on investments	2.51	(1.10)	1.45
Total from investment operations	2.71	(0.75)	1.81
Distributions from:
Net investment income	(0.16)	(0.48)	(0.35)
Realized capital gains	(0.45)	(0.47)	—
Total distributions	(0.61)	(0.95)	(0.35)
Net asset value at end of period	$11.86	$9.76	$11.46
Total return(C)	29.15%	(7.47)%	18.54%
Ratios and supplemental data:
Net assets at end of period (000's)	$486	$2,038	$881
Ratio to average net assets:
Net expenses	1.39%	1.39%	1.39%
Gross expenses	3.27%	3.55%	4.27%
Net investment income	1.87%	2.30%	2.94%
Portfolio turnover rate	94%	85%	107%

Touchstone Global Real Estate Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.80	$11.50	$10.00
Income (loss) from investment operations:
Net investment income	0.12	(B)	0.20	0.17
Net realized and unrealized gains (losses) on investments	2.52	(1.05)	1.58
Total from investment operations	2.64	(0.85)	1.75
Distributions from:
Net investment income	(0.09)	(0.38)	(0.25)
Realized capital gains	(0.45)	(0.47)	—
Total distributions	(0.54)	(0.85)	(0.25)
Net asset value at end of period	$11.90	$9.80	$11.50
Total return(C)	28.19%	(8.20)%	17.75%
Ratios and supplemental data:
Net assets at end of period (000's)	$223	$116	$123
Ratio to average net assets:
Net expenses	2.14%	2.14%	2.14%
Gross expenses	7.79%	11.08%	4.60%
Net investment income	1.12%	1.58%	1.60%
Portfolio turnover rate	94%	85%	107%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

154

Financial Highlights (Continued)

Touchstone Global Real Estate Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.84	$11.53	$10.00
Income (loss) from investment operations:
Net investment income	0.23	(B)	0.32	0.28
Net realized and unrealized gains (losses) on investments	2.54	(1.06)	1.58
Total from investment operations	2.77	(0.74)	1.86
Distributions from:
Net investment income	(0.19)	(0.48)	(0.33)
Realized capital gains	(0.45)	(0.47)	—
Total distributions	(0.64)	(0.95)	(0.33)
Net asset value at end of period	$11.97	$9.84	$11.53
Total return	29.53%	(7.27)%	18.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$150	$118	$129
Ratio to average net assets:
Net expenses	1.14%	1.14%	1.14%
Gross expenses	7.29%	9.49%	3.62%
Net investment income	2.12%	2.59%	2.61%
Portfolio turnover rate	94%	85%	107%

Touchstone Global Real Estate Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$9.92	$11.61	$10.00
Income (loss) from investment operations:
Net investment income	0.26	(B)	0.33	0.29
Net realized and unrealized gains (losses) on investments	2.55	(1.07)	1.59
Total from investment operations	2.81	(0.74)	1.88
Distributions from:
Net investment income	(0.21)	(0.48)	(0.27)
Realized capital gains	(0.45)	(0.47)	—
Total distributions	(0.66)	(0.95)	(0.27)
Net asset value at end of period	$12.07	$9.92	$11.61
Total return	29.68%	(7.21)%	19.12%
Ratios and supplemental data:
Net assets at end of period (000's)	$23,201	$2,994	$3,232
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%
Gross expenses	2.09%	3.15%	3.34%
Net investment income	2.27%	2.73%	2.75%
Portfolio turnover rate	94%	85%	107%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.

See accompanying Notes to Financial Statements.

155

Financial Highlights (Continued)

Touchstone International Fixed Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$10.49	$11.38	$10.00
Income from investment operations:
Net investment income	0.14	(B)	0.14	0.12
Net realized and unrealized gains on investments	0.47	0.02	1.38
Total from investment operations	0.61	0.16	1.50
Distributions from:
Net investment income	(0.38)	(1.00)	(0.12)
Realized capital gains	(0.04)	(0.05)	—
Total distributions	(0.42)	(1.05)	(0.12)
Net asset value at end of period	$10.68	$10.49	$11.38
Total return(C)	6.24%	1.67%	15.15%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,934	$2,555	$1,319
Ratio to average net assets:
Net expenses	1.09%	1.09%	1.09%
Gross expenses	1.97%	2.18%	2.47%
Net investment income	1.36%	2.06%	1.39%
Portfolio turnover rate	56%	64%	160%

Touchstone International Fixed Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.06	(B)	0.13	0.05
Net realized and unrealized gains (losses) on investments	0.47	(0.05)	1.37
Total from investment operations	0.53	0.08	1.42
Distributions from:
Net investment income	(0.30)	(0.92)	(0.05)
Realized capital gains	(0.04)	(0.05)	—
Total distributions	(0.34)	(0.97)	(0.05)
Net asset value at end of period	$10.67	$10.48	$11.37
Total return(C)	5.37%	0.94%	14.29%
Ratios and supplemental data:
Net assets at end of period (000's)	$432	$581	$407
Ratio to average net assets:
Net expenses	1.84%	1.84%	1.84%
Gross expenses	4.73%	4.53%	3.16%
Net investment income	0.61%	1.14%	0.59%
Portfolio turnover rate	56%	64%	160%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

156

Financial Highlights (Continued)

Touchstone International Fixed Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.17	(B)	0.20	(C)	0.16
Net realized and unrealized gains (losses) on investments	0.46	(0.01)	1.37
Total from investment operations	0.63	0.19	1.53
Distributions from:
Net investment income	(0.41)	(1.03)	(0.16)
Realized capital gains	(0.04)	(0.05)	—
Total distributions	(0.45)	(1.08)	(0.16)
Net asset value at end of period	$10.66	$10.48	$11.37
Total return	6.42%	1.97%	15.41%
Ratios and supplemental data:
Net assets at end of period (000's)	$517	$721	$193
Ratio to average net assets:
Net expenses	0.84%	0.84%	0.84%
Gross expenses	2.91%	2.91%	2.50%
Net investment income	1.61%	1.92%	1.52%
Portfolio turnover rate	56%	64%	160%

Touchstone International Fixed Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$10.48	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.18	(B)	0.23	0.17
Net realized and unrealized gains (losses) on investments	0.47	(0.02)	1.37
Total from investment operations	0.65	0.21	1.54
Distributions from:
Net investment income	(0.42)	(1.05)	(0.17)
Realized capital gains	(0.04)	(0.05)	—
Total distributions	(0.46)	(1.10)	(0.17)
Net asset value at end of period	$10.67	$10.48	$11.37
Total return	6.69%	2.11%	15.59%
Ratios and supplemental data:
Net assets at end of period (000's)	$29,297	$7,931	$7,746
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%
Gross expenses	1.03%	1.41%	1.64%
Net investment income	1.76%	2.25%	1.67%
Portfolio turnover rate	56%	64%	160%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	The net investment income per share is based on average shares outstanding for the period or year.

See accompanying Notes to Financial Statements.

157

Financial Highlights (Continued)

Touchstone Large Cap Relative Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010(A)
Net asset value at beginning of period	$10.47	$11.11	$10.00
Income (loss) from investment operations:
Net investment income	0.11	0.04	0.05
Net realized and unrealized gains (losses) on investments	2.37	(0.59)	1.08
Total from investment operations	2.48	(0.55)	1.13
Distributions from:
Net investment income	(0.09)	(0.08)	(0.02)
Realized capital gains	(0.42)	(0.01)	—
Total distributions	(0.51)	(0.09)	(0.02)
Net asset value at end of period	$12.44	$10.47	$11.11
Total return(B)	24.28%	(5.11)%	11.34%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,105	$661	$476
Ratio to average net assets:
Net expenses	1.19%	1.19%	1.19%
Gross expenses	2.87%	3.29%	3.22%
Net investment income	0.89%	0.61%	0.52%
Portfolio turnover rate	10%	22%	2%

Touchstone Large Cap Relative Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010(A)
Net asset value at beginning of period	$10.39	$11.05	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	2.35	(0.62)	1.07
Total from investment operations	2.37	(0.63)	1.05
Distributions from:
Net investment income	(0.02)	(0.02)	—
Realized capital gains	(0.42)	(0.01)	—
Total distributions	(0.44)	(0.03)	—
Net asset value at end of period	$12.32	$10.39	$11.05
Total return(B)	23.33%	(5.78)%	10.50%
Ratios and supplemental data:
Net assets at end of period (000's)	$321	$266	$235
Ratio to average net assets:
Net expenses	1.94%	1.94%	1.94%
Gross expenses	4.28%	5.31%	3.69%
Net investment income (loss)	0.14%	(0.08)%	(0.24)%
Portfolio turnover rate	10%	22%	2%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

158

Financial Highlights (Continued)

Touchstone Large Cap Relative Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010(A)
Net asset value at beginning of period	$10.42	$11.12	$10.00
Income (loss) from investment operations:
Net investment income	0.14	0.15	0.09
Net realized and unrealized gains (losses) on investments	2.37	(0.66)	1.07
Total from investment operations	2.51	(0.51)	1.16
Distributions from:
Net investment income	(0.12)	(0.18)	(0.04)
Realized capital gains	(0.42)	(0.01)	—
Total distributions	(0.54)	(0.19)	(0.04)
Net asset value at end of period	$12.39	$10.42	$11.12
Total return	24.70%	(4.84)%	11.58%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,209	$2,415	$112
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%
Gross expenses	1.42%	2.01%	2.77%
Net investment income	1.14%	1.05%	0.78%
Portfolio turnover rate	10%	22%	2%

Touchstone Large Cap Relative Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010(A)
Net asset value at beginning of period	$10.42	$11.13	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.13	0.10
Net realized and unrealized gains (losses) on investments	2.39	(0.62)	1.08
Total from investment operations	2.52	(0.49)	1.18
Distributions from:
Net investment income	(0.13)	(0.21)	(0.05)
Realized capital gains	(0.42)	(0.01)	—
Total distributions	(0.55)	(0.22)	(0.05)
Net asset value at end of period	$12.39	$10.42	$11.13
Total return	24.89%	(4.71)%	11.76%
Ratios and supplemental data:
Net assets at end of period (000's)	$29,752	$2,876	$3,018
Ratio to average net assets:
Net expenses	0.79%	0.79%	0.79%
Gross expenses	1.20%	1.74%	2.48%
Net investment income	1.29%	1.08%	0.93%
Portfolio turnover rate	10%	22%	2%

(A)	The Fund commenced operations on October 1, 2009.

See accompanying Notes to Financial Statements.

159

Financial Highlights (Continued)

Touchstone Market Neutral Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010(A)
Net asset value at beginning of period	$9.90		$9.73	$10.00
Income (loss) from investment operations:
Net investment loss	(0.20	)(B)	(0.03)	(0.13)
Net realized and unrealized gains (losses) on investments	(0.29)		0.20	(0.14)
Total from investment operations	(0.49)		0.17	(0.27)
Net asset value at end of period	$9.41		$9.90	$9.73
Total return(C)	(4.85)%		1.75%	(2.70)%
Net assets at end of period (000's)	$591		$3,383	$610
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(D)	3.52%		2.80%	2.79%
Gross expenses (including dividend expense on securities sold short)(E)	4.39%		4.13%	3.89%
Net investment loss	(2.02)%		(2.04)%	(1.38)%
Portfolio turnover rate	109%		125%	377%

Touchstone Market Neutral Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010(A)
Net asset value at beginning of period	$9.76		$9.66	$10.00
Income (loss) from investment operations:
Net investment loss	(0.26	)(B)	(0.26)	(0.16)
Net realized and unrealized gains (losses) on investments	(0.29)		0.36	(0.18)
Total from investment operations	(0.55)		0.10	(0.34)
Net asset value at end of period	$9.21		$9.76	$9.66
Total return(C)	(5.64)%		1.04%	(3.40)%
Net assets at end of period (000's)	$183		$184	$168
Ratio to net average net assets:
Net expenses (including dividend expense on securities sold short)(F)	4.27%		3.57%	3.40%
Gross expenses (including dividend expense on securities sold short)(G)	11.08%		9.53%	4.48%
Net investment loss	(2.77)%		(2.64)%	(2.18)%
Portfolio turnover rate	109%		125%	377%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.50%, 1.50% and 1.61% for the years ended September 2012, 2011 and for the period ended September 2010, respectively.
(E)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.37%, 2.83% and 2.70% on the years ended September 2012, 2011 and for the period ended September 2010, respectively.
(F)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.25%, 2.25% and 2.37% for the years ended September 2012, 2011 and for the period ended September 2010, respectively.
(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 9.06%, 8.21% and 3.44% for the years ended 2012, 2011 and for the period ended September 2010, respectively.

See accompanying Notes to Financial Statements.

160

Financial Highlights (Continued)

Touchstone Market Neutral Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010(A)
Net asset value at beginning of period	$9.96		$9.75	$10.00
Income (loss) from investment operations:
Net investment loss	(0.17	)(B)	(0.14)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.30)		0.35	(0.21)
Total from investment operations	(0.47)		0.21	(0.25)
Net asset value at end of period	$9.49		$9.96	$9.75
Total return	(4.62)%		2.15%	(2.50)%
Net assets at end of period (000's)	$39,428		$40,335	$32,406
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(C)	3.27%		2.57%	2.48%
Gross expenses (including dividend expense on securities sold short)(D)	3.66%		3.05%	3.39%
Net investment loss	(1.77)%		(1.64)%	(1.15)%
Portfolio turnover rate	109%		125%	377%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.25%, 1.25% and 1.38% for the years ended September 2012, 2011 and for the period ended September 2010, respectively.
(D)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.64%, 1.73% and 2.29% for the years ended 2012, 2011 and for the period ended September 2010, respectively.

See accompanying Notes to Financial Statements.

161

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2012		2011(A)
Net asset value at beginning of period	$10.02		$10.00
Income (loss) from investment operations:
Net investment loss	(0.09	)(B)	—	(C)
Net realized and unrealized gains on investments	0.73		0.02
Total from investment operations	0.64		0.02
Distributions from:
Net investment income	—	(C)	—
Realized capital gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value at end of period	$10.65		$10.02
Total return(D)	6.35%		0.30	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$150,148		$260
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	1.96%		3.33	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	1.97%		28.67	%(G)
Net investment loss	(0.90)%		(1.97	)%(G)
Portfolio turnover rate	307%		311	%(E)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Amount rounds to less than $0.005.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.65% and 1.69% for the year ended September 2012 and for the period ended September 2011, respectively.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.66% and 27.03% for the year ended September 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

162

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2012		2011(A)
Net asset value at beginning of period	$10.01		$10.00
Income (loss) from investment operations:
Net investment loss	(0.17	)(B)	(0.01)
Net realized and unrealized gains on investments	0.71		0.02
Total from investment operations	0.54		0.01
Distributions from:
Net investment income	—	(C)	—
Realized capital gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value at end of period	$10.54		$10.01
Total return(D)	5.56%		0.10	%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$25,739		$254
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(F)	2.74%		4.23	%(G)
Gross expenses (including dividend expense on securities sold short)(H)	2.75%		29.58	%(G)
Net investment loss	(1.68)%		(2.74	)%(G)
Portfolio turnover rate	307%		311	%(E)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Amount rounds to less than $0.005.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 2.43% and 2.43% for the year ended September 2012 and for the period ended September 2011, respectively.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 2.44% and 27.78% for the year ended September 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

163

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2012		2011(A)
Net asset value at beginning of period	$10.02		$10.00
Income (loss) from investment operations:
Net investment loss	(0.07	)(B)	(0.01)
Net realized and unrealized gains on investments	0.74		0.03
Total from investment operations	0.67		0.02
Distributions from:
Net investment income	—	(C)	—
Realized capital gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value at end of period	$10.68		$10.02
Total return	6.75%		0.20	%(D)
Net assets at end of period (000's)	$90,741		$1,160
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	1.68%		2.74	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	1.70%		8.22	%(F)
Net investment loss	(0.62)%		(1.65	)%(F)
Portfolio turnover rate	307%		311	%(D)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Amount rounds to less than $0.005.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.37% and 1.43% for the year ended September 2012 and for the period ended 2011, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.39% and 6.91% for the year ended September 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

164

Financial Highlights (Continued)

Touchstone Merger Arbitrage Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2012		2011(A)
Net asset value at beginning of period	$10.03		$10.00
Income (loss) from investment operations:
Net investment loss	(0.06	)(B)	(0.02)
Net realized and unrealized gains on investments	0.73		0.05
Total from investment operations	0.67		0.03
Distributions from:
Net investment income	—	(C)	—
Realized capital gains	(0.01)		—
Total distributions	(0.01)		—
Net asset value at end of period	$10.69		$10.03
Total return	6.75%		0.30	%(D)
Net assets at end of period (000's)	$79,164		$5,016
Ratio to average net assets:
Net expenses (including dividend expense on securities sold short)(E)	1.59%		1.86	%(F)
Gross expenses (including dividend expense on securities sold short)(G)	1.62%		4.83	%(F)
Net investment loss	(0.53)%		(1.13	)%(F)
Portfolio turnover rate	307%		311	%(D)

(A)	Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Amount rounds to less than $0.005.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend expense on securities sold short is 1.28% and 1.28% for the year ended September 2012 and for the period ended September 2011, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend expense on securities sold short is 1.31% and 4.25% for the year ended September 2012 and for the period ended September 2011, respectively.

See accompanying Notes to Financial Statements.

165

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010	2009	2008
Net asset value at beginning of period	$13.16	$12.67	$11.20	$13.07	$17.86
Income (loss) from investment operations:	0.10	(A)	(0.02)	0.29	0.04	(0.02)
Net investment income (loss)
Net realized and unrealized gains (losses) on investments	3.31	0.51	1.24	(1.85)	(4.60)
Total from investment operations	3.41	0.49	1.53	(1.81)	(4.62)
Distributions from:
Net investment income	(0.02)	—	(0.06)	(0.03)	—
Realized capital gains	—	—	—	(0.03)	(0.17)
Total distributions	(0.02)	—	(0.06)	(0.06)	(0.17)
Net asset value at end of period	$16.55	$13.16	$12.67	$11.20	$13.07
Total return(B)	25.95%	3.87%	13.72%	(13.81)%	(26.11)%
Ratios and supplemental data:
Net assets at end of period (000's)	$905	$698	$685	$453	$159
Ratio to average net assets:
Net expenses	1.21%	1.21%	1.21%	1.15%	1.15%
Gross expenses	3.50%	3.05%	2.84%	3.84%	4.09%
Net investment income (loss)	0.66%	(0.02)%	0.34%	0.39%	(0.16)%
Portfolio turnover rate	152%	97%	132%	187%	157%

Touchstone Mid Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$12.96		$12.58	$11.19	$13.12	$17.84
Income (loss) from investment operations:
Net investment loss	(0.01	)(A)(C)	(0.07)	(0.04)	(0.03)	(0.15)
Net realized and unrealized gains (losses) on investments	3.26		0.45	1.43	(1.87)	(4.40)
Total from investment operations	3.25		0.38	1.39	(1.90)	(4.55)
Distributions from:
Realized capital gains	—		—	—	(0.03)	(0.17)
Net asset value at end of period	$16.21		$12.96	$12.58	$11.19	$13.12
Total return(B)	25.08%		3.02%	12.42%	(14.47)%	(25.74)%
Ratios and supplemental data:
Net assets at end of period (000's)	$962		$476	$249	$169	$30
Ratio to average net assets:
Net expenses	1.96%		1.96%	1.94%	1.90%	1.90%
Gross expenses	4.62%		4.95%	4.57%	6.99%	31.40%
Net investment loss	(0.09	)%(C)	(0.80)%	(0.40)%	(0.38)%	(0.91)%
Portfolio turnover rate	152%		97%	132%	187%	157%

(A)	Per share amounts for the year or period are calculated based on average outstanding shares.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Amount rounds to less than $0.005 per share or 0.005%.

See accompanying Notes to Financial Statements.

166

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010	2009	2008
Net asset value at beginning of period	$13.17	$12.68	$11.25	$13.14	$17.91
Income (loss) from investment operations:
Net investment income	0.15	(A)	0.05	0.08	0.07	0.01
Net realized and unrealized gains (losses) on investments	3.31	0.47	1.44	(1.88)	(4.61)
Total from investment operations	3.46	0.52	1.52	(1.81)	(4.60)
Distributions from:
Net investment income	(0.03)	(0.03)	(0.09)	(0.05)	—
Realized capital gains	—	—	—	(0.03)	(0.17)
Total distributions	(0.03)	(0.03)	(0.09)	(0.08)	(0.17)
Net asset value at end of period	$16.60	$13.17	$12.68	$11.25	$13.14
Total return	26.29%	4.10%	13.58%	(13.68)%	(25.92)%
Ratios and supplemental data:
Net assets at end of period (000's)	$47,419	$77,785	$123,493	$168,313	$422,356
Ratio to average net assets:
Net expenses	0.92%	0.96%	0.94%	0.90%	0.90%
Gross expenses	1.08%	1.06%	1.07%	1.05%	1.03%
Net investment income	0.95%	0.26%	0.71%	0.61%	0.09%
Portfolio turnover rate	152%	97%	132%	187%	157%

Touchstone Mid Cap Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010	2009	2008
Net asset value at beginning of period	$13.08	$12.59	$11.18	$13.05	$17.85
Income (loss) from investment operations:
Net investment income (loss)	0.10	(A)	—	(B)	0.02	0.03	(0.08)
Net realized and unrealized gains (losses) on investments	3.28	0.49	1.45	(1.84)	(4.55)
Total from investment operations	3.38	0.49	1.47	(1.81)	(4.63)
Distributions from:
Net investment income	(0.01)	—	(0.06)	(0.03)	—
Realized capital gains	—	—	—	(0.03)	(0.17)
Total distributions	(0.01)	—	(0.06)	(0.06)	(0.17)
Net asset value at end of period	$16.45	$13.08	$12.59	$11.18	$13.05
Total return	25.89%	3.89%	13.20%	(13.83)%	(26.18)%
Ratios and supplemental data:
Net assets at end of period (000's)	$267	$934	$652	$1,814	$3,267
Ratio to average net assets:
Net expenses	1.21%	1.21%	1.19%	1.15%	1.15%
Gross expenses	3.67%	3.68%	2.14%	2.22%	1.48%
Net investment income (loss)	0.66%	(0.09)%	0.45%	0.39%	(0.27)%
Portfolio turnover rate	152%	97%	132%	187%	157%

(A)	Per share amounts for the year or period are calculated based on average outstanding shares.
(B)	Amount rounds to less than $0.005 per share.

See accompanying Notes to Financial Statements.

167

Financial Highlights (Continued)

Touchstone Mid Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout The Period

	Period
	Ended
	September
	30,
	2012(A)
Net asset value at beginning of period	$15.36
Income from investment operations:
Net investment income	0.10	(B)
Net realized and unrealized gains on investments	1.15
Total from investment operations	1.25
Net asset value at end of period	$16.61
Total return	8.14	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$12,231
Ratio to average net assets:
Net expenses	0.89	%(D)
Gross expenses	1.38	%(D)
Net investment income	0.98	%(D)
Portfolio turnover rate	152%

(A)	Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

168

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010(A)
Net asset value at beginning of period	$10.86	$11.76	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.09	0.12
Net realized and unrealized gains (losses) on investments	2.78	(0.72)	1.74
Total from investment operations	2.87	(0.63)	1.86
Distributions from:
Net investment income	(0.09)	(0.11)	(0.10)
Realized capital gains	(0.66)	(0.16)	—
Total distributions	(0.75)	(0.27)	(0.10)
Net asset value at end of period	$12.98	$10.86	$11.76
Total return(B)	27.55%	(5.72)%	18.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,409	$2,364	$345
Ratio to average net assets:
Net expenses	1.29%	1.29%	1.29%
Gross expenses	1.97%	2.07%	3.07%
Net investment income	0.77%	0.86%	1.07%
Portfolio turnover rate	42%	59%	45%

Touchstone Mid Cap Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010(A)
Net asset value at beginning of period	$10.82	$11.74	$10.00
Income (loss) from investment operations:
Net investment income	—	0.03	0.03
Net realized and unrealized gains (losses) on investments	2.77	(0.75)	1.75
Total from investment operations	2.77	(0.72)	1.78
Distributions from:
Net investment income	(0.01)	(0.04)	(0.04)
Realized capital gains	(0.66)	(0.16)	—
Total distributions	(0.67)	(0.20)	(0.04)
Net asset value at end of period	$12.92	$10.82	$11.74
Total return(B)	26.64%	(6.45)%	17.88%
Ratios and supplemental data:
Net assets at end of period (000's)	$292	$204	$132
Ratio to average net assets:
Net expenses	2.04%	2.04%	2.04%
Gross expenses	7.90%	7.74%	3.86%
Net investment income	0.02%	0.10%	0.27%
Portfolio turnover rate	42%	59%	45%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

169

Financial Highlights (Continued)

Touchstone Mid Cap Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010(A)
Net asset value at beginning of period	$10.89	$11.79	$10.00
Income (loss) from investment operations:
Net investment income	0.11	0.12	0.14
Net realized and unrealized gains (losses) on investments	2.81	(0.72)	1.76
Total from investment operations	2.92	(0.60)	1.90
Distributions from:
Net investment income	(0.12)	(0.14)	(0.11)
Realized capital gains	(0.66)	(0.16)	—
Total distributions	(0.78)	(0.30)	(0.11)
Net asset value at end of period	$13.03	$10.89	$11.79
Total return	27.97%	(5.51)%	19.07%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,785	$4,685	$589
Ratio to average net assets:
Net expenses	1.04%	1.04%	1.04%
Gross expenses	1.46%	1.58%	3.19%
Net investment income	1.02%	1.20%	1.40%
Portfolio turnover rate	42%	59%	45%

Touchstone Mid Cap Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012	2011	2010(A)
Net asset value at beginning of period	$10.92	$11.83	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.16	0.10
Net realized and unrealized gains (losses) on investments	2.82	(0.75)	1.82
Total from investment operations	2.95	(0.59)	1.92
Distributions from:
Net investment income	(0.14)	(0.16)	(0.09)
Realized capital gains	(0.66)	(0.16)	—
Total distributions	(0.80)	(0.32)	(0.09)
Net asset value at end of period	$13.07	$10.92	$11.83
Total return	28.17%	(5.41)%	19.25%
Ratios and supplemental data:
Net assets at end of period (000's)	$75,240	$39,808	$39,509
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%
Gross expenses	1.12%	1.15%	1.93%
Net investment income	1.17%	1.21%	1.66%
Portfolio turnover rate	42%	59%	45%

(A)	The Fund commenced operations on October 1, 2009.

See accompanying Notes to Financial Statements.

170

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
					September
	Year Ended September 30,				30,
	2012	2011	2010	2009	2008(A)
Net asset value at beginning of period	$6.76	$6.48	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.24	0.21	0.21	0.22	0.33
Net realized and unrealized gains (losses) on investments	1.36	0.28	0.54	(1.64)	(2.44)
Total from investment operations	1.60	0.49	0.75	(1.42)	(2.11)
Distributions from:
Net investment income	(0.24)	(0.21)	(0.20)	(0.21)	(0.32)
Return of capital	(0.01)	—	—	—	—
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.25)	(0.21)	(0.20)	(0.21)	(0.33)
Net asset value at end of period	$8.11	$6.76	$6.48	$5.93	$7.56
Total return(B)	23.98%	7.43%	12.82%	(18.40)%	(21.48	)%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$68,780	$28,739	$22,441	$19,879	$19,411
Ratio to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20	%(D)
Gross expenses	1.30%	1.35%	1.40%	1.55%	1.53	%(D)
Net investment income	3.26%	3.02%	3.30%	3.97%	4.68	%(D)
Portfolio turnover rate	16%	54%	29%	30%	181	%(C)

Touchstone Premium Yield Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
					September
	Year Ended September 30,				30,
	2012	2011	2010	2009	2008(A)
Net asset value at beginning of period	$6.76	$6.49	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.18	0.16	0.16	0.10	0.29
Net realized and unrealized gains (losses) on investments	1.35	0.27	0.55	(1.55)	(2.45)
Total from investment operations	1.53	0.43	0.71	(1.45)	(2.16)
Distributions from:
Net investment income	(0.18)	(0.16)	(0.15)	(0.18)	(0.27)
Return of capital	(0.01)	—	—	—	—
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.19)	(0.16)	(0.15)	(0.18)	(0.28)
Net asset value at end of period	$8.10	$6.76	$6.49	$5.93	$7.56
Total return(B)	22.93%	6.60%	12.11%	(18.96)%	(21.95	)%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$15,680	$7,499	$6,870	$3,319	$567
Ratio to average net assets:
Net expenses	1.95%	1.95%	1.95%	1.95%	1.94	%(D)
Gross expenses	2.14%	2.28%	2.23%	3.08%	5.31	%(D)
Net investment income	2.51%	2.27%	2.60%	2.80%	3.93	%(D)
Portfolio turnover rate	16%	54%	29%	30%	181	%(C)

(A)	Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

171

Financial Highlights (Continued)

Touchstone Premium Yield Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

					Period
					Ended
					September
	Year Ended September 30,				30,
	2012	2011	2010	2009	2008(A)
Net asset value at beginning of period	$6.75	$6.47	$5.92	$7.55	$8.30
Income (loss) from investment operations:
Net investment income	0.27	0.20	0.22	0.22	0.04
Net realized and unrealized gains (losses) on investments	1.35	0.30	0.54	(1.62)	(0.73)
Total from investment operations	1.62	0.50	0.76	(1.40)	(0.69)
Distributions from:
Net investment income	(0.26)	(0.22)	(0.21)	(0.23)	(0.05)
Return of capital	(0.01)	—	—	—	—
Realized capital gains	—	—	—	—	(0.01)
Total distributions	(0.27)	(0.22)	(0.21)	(0.23)	(0.06)
Net asset value at end of period	$8.10	$6.75	$6.47	$5.92	$7.55
Total return	24.31%	7.67%	13.14%	(18.22)%	(8.37	)%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$33,185	$3,980	$11,540	$551	$2
Ratio to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.90	%(C)
Gross expenses	1.18%	1.25%	1.53%	13.70%	453.70	%(C)
Net investment income	3.51%	3.16%	3.77%	2.97%	3.16	%(C)
Portfolio turnover rate	16%	54%	29%	30%	181	%(B)

(A)	Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.
(B)	Not annualized.
(C)	Annualized.

See accompanying Notes to Financial Statements.

172

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class A

Selected Data for a Share Outstanding

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2012		2011(A)
Net asset value at beginning of period	$9.39		$9.39
Income (loss) from investment operations:
Net investment loss	(0.09	)(B)	(0.03)
Net realized and unrealized gains on investments	3.35		0.03
Total from investment operations	3.26		—
Net asset value at end of period	$12.65		$9.39
Total return(C)	34.72%		0.00	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$186,384		$21,211
Ratio to average net assets:
Net expenses	1.37%		1.45	%(E)
Gross expenses	1.47%		1.64	%(E)
Net investment loss	(0.74)%		(0.94	)%(E)
Portfolio turnover rate	19%		19	%(D)

Touchstone Sands Capital Select Growth Fund—Class C

Selected Data for a Share Outstanding

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2012		2011(A)
Net asset value at beginning of period	$9.33		$9.39
Income (loss) from investment operations:
Net investment loss	(0.17	)(B)	(0.06)
Net realized and unrealized gains on investments	3.31		—	(F)
Total from investment operations	3.14		(0.06)
Net asset value at end of period	$12.47		$9.33
Total return(C)	33.66%		(0.64	)%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$88,931		$8,660
Ratio to average net assets:
Net expenses	2.12%		2.20	%(E)
Gross expenses	2.22%		2.56	%(E)
Net investment loss	(1.49)%		(1.69	)%(E)
Portfolio turnover rate	19%		19	%(D)

(A)	Represents the period from commencement of operations (November 15, 2010) through September 30, 2011.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Amount rounds to less than $0.005 per share.

See accompanying Notes to Financial Statements.

173

Financial Highlights (Continued)

Touchstone Sands Capital Select Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$9.56		$8.83	$7.34	$6.86	$9.15
Income (loss) from investment operations:
Net investment loss	(0.06	)(A)	(0.14)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gains (losses) on investments	3.40		0.87	1.56	0.51	(2.23)
Total from investment operations	3.34		0.73	1.49	0.48	(2.29)
Net asset value at end of period	$12.90		$9.56	$8.83	$7.34	$6.86
Total return	34.94%		8.14%	20.44%	7.00%	(25.03)%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,215,124		$392,464	$120,333	$82,918	$130,920
Ratio to average net assets:
Net expenses	1.11%		1.20%	1.22%	0.98%	1.16%
Gross expenses	1.18%		1.23%	1.28%	1.05%	1.19%
Net investment loss	(0.49)%		(0.68)%	(0.52)%	(0.48)%	(0.59)%
Portfolio turnover rate	19%		19%	27%	50%	39%

Touchstone Sands Capital Select Growth Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$9.39		$8.70	$7.24	$6.79	$9.08
Income (loss) from investment operations:
Net investment loss	(0.08	)(A)	(0.07)	(0.04)	(0.04)	(0.06)
Net realized and unrealized gains (losses) on investments	3.34		0.76	1.50	0.49	(2.23)
Total from investment operations	3.26		0.69	1.46	0.45	(2.29)
Net asset value at end of period	$12.65		$9.39	$8.70	$7.24	$6.79
Total return	34.72%		7.93%	20.17%	6.63%	(25.22)%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,836,957		$911,849	$540,329	$333,200	$363,955
Ratio to average net assets:
Net expenses	1.32%		1.42%	1.47%	1.23%	1.41%
Gross expenses	1.39%		1.52%	1.53%	1.32%	1.43%
Net investment loss	(0.70)%		(0.93)%	(0.79)%	(0.74)%	(0.85)%
Portfolio turnover rate	19%		19%	27%	50%	39%

(A)	Per share amounts for the year or period are calculated based on average outstanding shares. See accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

174

Financial Highlights (Continued)

Touchstone Short Duration Fixed Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Period
Ended
September
Year Ended September 30,	30,
2012	2011	2010	2009(A)
Net asset value at beginning of period	$9.81	$9.97	$9.95	$9.79
Income (loss) from investment operations:
Net investment income	0.18	(B)	0.23	0.32	0.13
Net realized and unrealized gains (losses) on investments	0.06	(0.10)	0.03	0.16
Total from investment operations	0.24	0.13	0.35	0.29
Distributions from:
Net investment income	(0.23)	(0.29)	(0.33)	(0.13)
Net asset value at end of period	$9.82	$9.81	$9.97	$9.95
Total return	2.49%	1.37%	3.61%	3.02	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$54,904	$1,164	$767	$592
Ratio to average net assets:
Net expenses	0.49%	0.49%	0.49%	0.48	%(D)
Gross expenses	0.70%	1.43%	3.98%	1.49	%(D)
Net investment income	1.84%	2.31%	3.22%	3.03	%(D)
Portfolio turnover rate	42%	48%	45%	79%

Touchstone Short Duration Fixed Income Fund—Class Z

Selected Data for a Share Outstanding Throughout Each Period

Year Ended September 30,
2012	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.81	$9.96	$9.94	$9.59	$9.81	$9.76
Income (loss) from investment operations:
Net investment income	0.16	(B)	0.21	0.29	0.32	0.45	0.45
Net realized and unrealized gains (losses) on investments	0.07	(0.09)	0.04	0.35	(0.22)	0.05
Total from investment operations	0.23	0.12	0.33	0.67	0.23	0.50
Distributions from:
Net investment income	(0.21)	(0.27)	(0.31)	(0.32)	(0.45)	(0.45)
Net asset value at end of period	$9.83	$9.81	$9.96	$9.94	$9.59	$9.81
Total return	2.34%	1.22%	3.36%	7.13%	2.36%	5.19%
Ratios and supplemental data:
Net assets at end of period (000's)	$37,312	$40,111	$43,411	$43,749	$46,989	$59,192
Ratio to average net assets:
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Gross expenses	0.94%	0.96%	1.04%	0.96%	0.94%	0.82%
Net investment income	1.60%	2.12%	2.94%	3.24%	4.60%	4.62%
Portfolio turnover rate	42%	48%	45%	79%	25%	21%

(A)	Represents the period from commencement of operations (May 4, 2009) through September 30, 2009.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

175

Financial Highlights (Continued)

Touchstone Small Cap Core Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended
September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$11.94	$11.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.02)	0.02
Net realized and unrealized gains on investments	4.20	0.35	1.60
Total from investment operations	4.25	0.33	1.62
Distributions from:
Net investment income	—	(B)	(0.01)	—
Realized capital gains	(0.17)	—	(B)	—
Total distributions	(0.17)	(0.01)	—
Net asset value at end of period	$16.02	$11.94	$11.62
Total return(C)	35.86%	2.82%	16.20%
Ratios and supplemental data:
Net assets at end of period (000's)	$84,539	$43,074	$50,110
Ratio to average net assets:
Net expenses	1.34%	1.34%	1.34%
Gross expenses	1.58%	1.79%	1.55%
Net investment income (loss)	0.37%	(0.10)%	0.32%
Portfolio turnover rate	11%	37%	29%

Touchstone Small Cap Core Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended
September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$11.79	$11.55	$10.00
Income (loss) from investment operations:
Net investment loss	(0.01)	(0.08)	(0.02)
Net realized and unrealized gains on investments	4.08	0.32	1.57
Total from investment operations	4.07	0.24	1.55
Distributions from:
Net investment income	—	(B)	—	(B)	—
Realized capital gains	(0.17)	—	(B)	—
Total distributions	(0.17)	—	(B)	—
Net asset value at end of period	$15.69	$11.79	$11.55
Total return(C)	34.78%	2.08%	15.50%
Ratios and supplemental data:
Net assets at end of period (000's)	$24,278	$11,739	$5,245
Ratio to average net assets:
Net expenses	2.09%	2.09%	2.09%
Gross expenses	2.30%	2.51%	2.57%
Net investment loss	(0.38)%	(0.80)%	(0.43)%
Portfolio turnover rate	11%	37%	29%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Amount rounds to less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

176

Financial Highlights (Continued)

Touchstone Small Cap Core Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended
September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$12.00	$11.67	$10.00
Income from investment operations:
Net investment income	0.07	0.02	0.03
Net realized and unrealized gains on investments	4.24	0.34	1.64
Total from investment operations	4.31	0.36	1.67
Distributions from:
Net investment income	(0.01)	(0.03)	—
Realized capital gains	(0.17)	—	(B)	—
Total distributions	(0.18)	(0.03)	—
Net asset value at end of period	$16.13	$12.00	$11.67
Total return	36.23%	3.05%	16.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$168,987	$58,164	$33,536
Ratio to average net assets:
Net expenses	1.04%	1.09%	1.09%
Gross expenses	1.17%	1.21%	1.31%
Net investment income	0.66%	0.21%	0.61%
Portfolio turnover rate	11%	37%	29%

Touchstone Small Cap Core Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended
September 30,
2012	2011	2010(A)
Net asset value at beginning of period	$11.99	$11.65	$10.00
Income from investment operations:
Net investment income	0.06	0.03	0.06
Net realized and unrealized gains on investments	4.26	0.35	1.61
Total from investment operations	4.32	0.38	1.67
Distributions from:
Net investment income	(0.03)	(0.04)	(0.02)
Realized capital gains	(0.17)	—	(B)	—
Total distributions	(0.20)	(0.04)	(0.02)
Net asset value at end of period	$16.11	$11.99	$11.65
Total return	36.32%	3.24%	16.74%
Ratios and supplemental data:
Net assets at end of period (000's)	$247,876	$43,035	$10,386
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%
Gross expenses	1.09%	1.16%	1.32%
Net investment income	0.77%	0.36%	0.66%
Portfolio turnover rate	11%	37%	29%

(A)	The Fund commenced operations on October 1, 2009.
(B)	Amount rounds to less than $0.005 per share.

See accompanying Notes to Financial Statements.

177

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year	Period
Ended	Ended
September	September
30,	30,
2012	2011(A)(B)
Net asset value at beginning of period	$13.85	$17.36
Income (loss) from investment operations:
Net investment income	0.21	(C)	0.22
Net realized and unrealized gains (losses) on investments	4.60	(3.57)
Total from investment operations	4.81	(3.35)
Distributions from:
Net investment income	(0.33)	(0.16)
Net asset value at end of period	$18.33	$13.85
Total return(D)	34.87%	(19.37	)%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$32,115	$37,385
Ratio to average net assets:
Net expenses	1.43%	1.43	%(F)
Gross expenses	1.77%	1.72	%(F)
Net investment income	1.26%	1.97	%(F)
Portfolio turnover rate	109%	206	%(E)

Touchstone Small Cap Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year	Period
Ended	Ended
September	September
30,	30,
2012	2011(A)
Net asset value at beginning of period	$13.82	$17.36
Income (loss) from investment operations:
Net investment income	0.09	(C)	0.09
Net realized and unrealized gains (losses) on investments	4.58	(3.50)
Total from investment operations	4.67	(3.41)
Distributions from:
Net investment income	(0.26)	(0.13)
Net asset value at end of period	$18.23	$13.82
Total return(D)	33.95%	(19.77	)%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$104	$2
Ratio to average net assets:
Net expenses	2.18%	2.18	%(F)
Gross expenses	28.35%	342.41	%(F)
Net investment income	0.51%	0.95	%(F)
Portfolio turnover rate	109%	206	%(E)

(A)	Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.
(B)	Effective June 10, 2011, Class Z shares converted to Class A shares.
(C)	Per share amounts for the year or period are calculated based on average outstanding shares.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

178

Financial Highlights (Continued)

Touchstone Small Cap Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year	Period
Ended	Ended
September	September
30,	30,
2012	2011(A)
Net asset value at beginning of period	$13.89	$17.36
Income (loss) from investment operations:
Net investment income	0.26	(B)	0.71
Net realized and unrealized gains (losses) on investments	4.59	(4.00)
Total from investment operations	4.85	(3.29)
Distributions from:
Net investment income	(0.38)	(0.18)
Net asset value at end of period	$18.36	$13.89
Total return	35.19%	(19.10	)%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$222	$2
Ratio to average net assets:
Net expenses	1.18%	1.18	%(D)
Gross expenses	22.47%	70.29	%(D)
Net investment income	1.51%	2.05	%(D)
Portfolio turnover rate	109%	206	%(C)

Touchstone Small Cap Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year	Period
Ended	Ended
September	September
30,	30,
2012	2011(A)
Net asset value at beginning of period	$13.86	$17.36
Income (loss) from investment operations:
Net investment income	0.29	(B)	0.20
Net realized and unrealized gains (losses) on investments	4.60	(3.51)
Total from investment operations	4.89	(3.31)
Distributions from:
Net investment income	(0.40)	(0.19)
Net asset value at end of period	$18.35	$13.86
Total return	35.56%	(19.23	)%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,160	$741
Ratio to average net assets:
Net expenses	1.03%	1.03	%(D)
Gross expenses	1.87%	3.59	%(D)
Net investment income	1.66%	2.12	%(D)
Portfolio turnover rate	109%	206	%(C)

(A)	Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.
(B)	Per share amounts for the year or period are calculated based on average outstanding shares.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

179

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class A†

Selected Data for a Share Outstanding Throughout Each Period††

	Year		Period
	Ended		Ended		Period
	September		September		Ended
	30,		30,		March 31,
	2012		2011(A)		2011(B)
Net asset value at beginning of period	$10.13		$9.90		$10.15
Income (loss) from investment operations:
Net investment income	0.23		0.24		0.28
Net realized and unrealized gains (losses) on investments	0.41		0.24		(0.14	)(C)
Total from investment operations	0.64		0.48		0.14
Distributions from:
Net investment income	(0.27)		(0.25)		(0.39)
Net asset value at end of period	$10.50		$10.13		$9.90
Total return(D)	6.42%		5.02	%(E)	1.31	%(E)(F)
Ratios and supplemental data:
Net assets at end of period (000's)	$10,210		$4,737		$7
Ratio to average net assets:
Net expenses	0.90%		0.90	%(G)	0.65	%(G)
Gross expenses	1.22%		1.69	%(G)	1.75	%(G)
Net investment income	2.26%		4.40	%(G)	4.16	%(G)
Portfolio turnover rate	79	%(H)	7	%(E)	27	%(E)

†	Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund's performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.
††	Per share data prior to August 1, 2011, reflects a 1.01491:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.
(A)	Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Investor Class shares were renamed Class A shares. See Note 8 in Notes to Financial Statements.
(B)	Class A shares commenced operations on August 16, 2010.
(C)	This amount per share is a loss for the Class A shares because of the short time period since the Commencement of Operations on August 16, 2010 relative to the full fiscal year in which the Class Y shares were in operation. The loss during this period is offset by the gain in the Class Y shares during the full fiscal year to create a gain in the Net Realized and Unrealized Gain on Investments in the other classes.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 8). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

180

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2012		2011(A)
Net asset value at beginning of period	$10.12		$10.04
Income from investment operations:
Net investment income	0.14		0.06
Net realized and unrealized gains on investments	0.42		0.09
Total from investment operations	0.56		0.15
Distributions from:
Net investment income	(0.19)		(0.07)
Net asset value at end of period	$10.49		$10.12
Total return(B)	5.63%		1.51	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$3,257		$2,587
Ratio to average net assets:			1.65	%(D)
Net expenses	1.65%
Gross expenses	2.03%		2.55	%(D)
Net investment income	1.51%		3.75	%(D)
Portfolio turnover rate	79	%(E)	7	%(C)

(A)	Class C shares commenced operations on August 1, 2011.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 8). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

181

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Class Y†

Selected Data for a Share Outstanding Throughout Each Period††

	Year
	Ended		Period
	September		Ended
	30,		September 30,		Year Ended March 31,
	2012		2011(A)		2011		2010		2009		2008
Net asset value at beginning of period	$10.15		$9.86		$9.66		$8.48		$9.20		$9.29
Income (loss) from investment operations:
Net investment income	0.25		0.24		0.45		0.48		0.48		0.46
Net realized and unrealized gains (losses) on investments	0.42		0.30		0.21		1.21		(0.73)		(0.09)
Total from investment operations	0.67		0.54		0.66		1.69		(0.25)		0.37
Distributions from:
Net investment income	(0.30)		(0.25)		(0.46)		(0.51)		(0.47)		(0.46)
Total distributions	(0.30)		(0.25)		(0.46)		(0.51)		(0.47)		(0.46)
Net asset value at end of period	$10.52		$10.15		$9.86		$9.66		$8.48		$9.20
Total return	6.72%		5.29	%(B)	6.97	%(C)	20.28	%(C)	(2.79	)%(C)	4.16	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$29,716		$17,810		$16,512		$16,877		$13,075		$34,652
Ratio to average net assets:
Net expenses	0.58%		0.48	%(D)	0.40%		0.40%		0.40%		0.40%
Gross expenses	0.70%		1.13	%(D)	1.62%		1.56%		1.14%		0.94%
Net investment income	2.59%		4.35	%(D)	4.46%		5.10%		5.23%		4.86%
Portfolio turnover rate	79	%(E)	7	%(B)	27%		29%		24%		19%

†	Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund's performance and financial history have been adopted by Touchstone Total Return Bond and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.
††	Per share data prior to August 1, 2011, reflects a 0.87567:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.
(A)	Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Institutional Class shares were renamed Class Y shares. See Note 8 in the Notes to Financial Statements.
(B)	Not annualized.
(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 8). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

182

Financial Highlights (Continued)

Touchstone Total Return Bond Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year		Period
	Ended		Ended
	September		September
	30,		30,
	2012		2011(A)
Net asset value at beginning of period	$10.14		$10.06
Income from investment operations:
Net investment income	0.22		0.08
Net realized and unrealized gains on investments	0.46		0.09
Total from investment operations	0.68		0.17
Distributions from:
Net investment income	(0.31)		(0.09)
Net asset value at end of period	$10.51		$10.14
Total return	6.81%		1.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$148,341		$6,386
Ratio to average net assets:
Net expenses	0.50%		0.50	%(C)
Gross expenses	0.67%		1.21	%(C)
Net investment income	2.66%		4.89	%(C)
Portfolio turnover rate	79	%(D)	7	%(B)

(A)	Institutional Class shares commenced operations on August 1, 2011.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (see Note 8). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

183

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	September 30,
	2012(A)
Net asset value at beginning of period	$9.57
Income (loss) from investment operations:
Net investment income	0.09
Net realized and unrealized losses on investments	(0.01)
Total from investment operations	0.08
Distributions from:
Net investment income	(0.09)
Net asset value at end of period	$9.56
Total return(B)	0.85	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$34,228
Ratio to average net assets:
Net expenses	0.69	%(D)
Gross expenses	1.19	%(D)
Net investment income	1.40	%(D)
Portfolio turnover rate	169	%(E)

Touchstone Ultra Short Duration Fixed Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	September
	30,
	2012(A)
Net asset value at beginning of period	$9.57
Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized gains on investments	0.01
Total from investment operations	0.06
Distributions from:
Net investment income	(0.07)
Net asset value at end of period	$9.56
Total return(B)	0.62	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$11,517
Ratio to average net assets:
Net expenses	1.19	%(D)
Gross expenses	1.68	%(D)
Net investment income	0.90	%(D)
Portfolio turnover rate	169	%(E)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (See Note 8), if these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

184

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	September
	30,
	2012(A)

Net asset value at beginning of period	$9.57
Income (loss) from investment operations:
Net investment income	0.08
Net realized and unrealized gains on investments	0.01
Total from investment operations	0.09
Distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net asset value at end of period	$9.56
Total return	0.97	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$190,515
Ratio to average net assets:
Net expenses	0.44	%(C)
Gross expenses	0.55	%(C)
Net investment income	1.65	%(C)
Portfolio turnover rate	169	%(D)

Touchstone Ultra Short Duration Fixed Income Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$9.58		$9.68	$9.66	$9.74	$10.08
Income (loss) from investment operations:
Net investment income	0.14		0.15	0.18	0.32	0.47
Net realized and unrealized gains (losses) on investments	0.06		(0.04)	0.06	(0.07)	(0.34)
Total from investment operations	0.20		0.11	0.24	0.25	0.13
Distributions from:
Net investment income	(0.22)		(0.21)	(0.22)	(0.33)	(0.47)
Total distributions	(0.22)		(0.21)	(0.22)	(0.33)	(0.47)
Net asset value at end of period	$9.56		$9.58	$9.68	$9.66	$9.74
Total return	2.10%		1.12%	2.49%	2.60%	1.26%
Ratios and supplemental data:
Net assets at end of period (000's)	$338,669		$346,131	$236,650	$108,552	$143,837
Ratio to average net assets:
Net expenses	0.64%		0.69%	0.69%	0.69%	0.69%
Gross expenses	0.73%		0.78%	0.81%	0.85%	0.82%
Net investment income	1.45%		1.39%	1.69%	3.41%	4.72%
Portfolio turnover rate	169	%(D)	144%	119%	15%	56%

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (See Note 8), if these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

185

Financial Highlights (Continued)

Touchstone Ultra Short Duration Fixed Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Period
	Ended
	September
	30,
	2012(A)
Net asset value at beginning of period	$9.57
Income (loss) from investment operations:
Net investment income	0.09
Total from investment operations	0.09
Distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net asset value at end of period	$9.56
Total return	0.99	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$6,697
Ratio to average net assets:
Net expenses	0.39	%(C)
Gross expenses	1.23	%(C)
Net investment income	1.70	%(C)
Portfolio turnover rate	169	%(D)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchase and sales of the Acquired Funds (See Note 8), if these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements

186

Notes to Financial Statements

September 30, 2012

1. Organization

The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under a Declaration of Trust dated October 25, 1993. The Trust consists of the following seventeen funds, individually, a “Fund,” and collectively, the “Funds”:

Touchstone Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

Touchstone Focused Equity Fund (“Focused Equity Fund”)

Touchstone Global Equity Fund (“Global Equity Fund”)

Touchstone Global Real Estate Fund (“Global Real Estate Fund”)

Touchstone International Fixed Income Fund (“International Fixed Income Fund”)

Touchstone Large Cap Relative Value Fund (“Large Cap Relative Value Fund”)

Touchstone Market Neutral Equity Fund (“Market Neutral Equity Fund”)

Touchstone Merger Arbitrage Fund (“Merger Arbitrage Fund”)

Touchstone Mid Cap Fund (“Mid Cap Fund”)

Touchstone Mid Cap Value Fund (“Mid Cap Value Fund”)

Touchstone Premium Yield Equity Fund (“Premium Yield Equity Fund”)

Touchstone Sands Capital Select Growth Fund (“Sands Capital Select Growth Fund”)

Touchstone Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

Touchstone Small Cap Core Fund (“Small Cap Core Fund”)

Touchstone Small Cap Value Fund (“Small Cap Value Fund”)

Touchstone Total Return Bond Fund (“Total Return Bond Fund”)

Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fixed Income Fund”)

Each Fund is an open end, diversified, management investment company, with the exception of the Focused Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Merger Arbitrage Fund, Sands Capital Select Growth Fund and Small Cap Core Fund, each of which is an open end, non-diversified management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class Y shares, Class Z shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

187

Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Transfers in and out of the levels are recognized at the value at the end of the period.

The aggregate value by input level, as of September 30, 2012, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic/industry concentration. There were no material Level 3 securities for the Funds except Emerging Markets Equity Fund during the period.

All transfers are recognized as of the beginning of the reporting period. During the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3 for all Funds except as shown in the Portfolio of Investments for the Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Small Cap Fund and Merger Arbitrage Fund.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value.

Certain Funds invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds

188

Notes to Financial Statements (Continued)

are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

A Significant Event may relate to a single issuer or to an entire market sector. If the Advisor or Sub-Advisor of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds’ Administrator or Sub-Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided. These securities are categorized in Level 3.

New accounting pronouncements — In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-11,“Disclosures about Offsetting Assets and Liabilities” (ASU2011-11). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. generally accepted accounting principals (GAAP) more comparable to those prepared under the International Financial Reporting Standards (“IFRS”).The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

In May 2011, FASB issued Accounting Standards Update (“ASUNo.2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 which requires reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement; the valuation processes used by the reporting entity; and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures were effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

189

Notes to Financial Statements (Continued)

Securities sold short — The Funds periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2012, Market Neutral Equity Fund and Merger Arbitrage Fund held securities sold short with a fair value of $38,437,737 and $56,733,640 and had cash in the amount of $39,685,494 and $47,882,314, respectively, held as collateral for the securities sold short.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended September 30, 2012, the Funds used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and adjust exposure to foreign currencies.

Derivative instruments and hedging activities — The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2012:

Fair Value of Derivative Investments

As of September 30, 2012

		Asset	Liability
		Derivatives*	Derivatives**
	Derivatives not accounted for as hedging	Unrealized	Unrealized
Fund	instruments under ASC 815	Appreciation	Depreciation
International Fixed Income Fund	Forward foreign currency exchange contracts	$197,149	$(210,331)
Merger Arbitrage Fund	Forward foreign currency exchange contracts	45,577	(69,877)

* Statements of Assets and Liabilities Location: Unrealized appreciation on forward foreign currency contracts

** Statements of Assets and Liabilities Location: Unrealized depreciation on forward foreign currency contracts

190

Notes to Financial Statements (Continued)

For the year ended September 30, 2012, the average quarterly balance of outstanding derivative financial instruments were as follows:

	International	Merger
	Fixed Income	Arbitrage
	Fund	Fund
Forward foreign currency exchange contracts:
Average number of contracts	58	1
Average U.S. dollar amount purchased	$13,121,992	$5,927,268
Average U.S. dollar amount sold	11,419,087	—

The Effect of Derivative Investments on the Statement of Operations
for the Year Ended September 30, 2012
			Change in
			Unrealized
		Realized Gain	Depreciation
	Derivatives not accounted for as hedging	(Loss)	on
Fund	instruments under ASC 815	on Derivatives*	Derivatives**
International Fixed Income Fund	Forward foreign currency exchange contracts	$46,713	$(237,552)
Merger Arbitrage Fund	Forward foreign currency exchange contracts	(312,554)	(24,300)

* Statements of Operations Location: Net realized gains (losses) from foreign currency transactions

** Statements of Operations Location: Net change in unrealized appreciation (depreciation) on foreign currency transactions

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian in an amount at least equal to the market value of the loaned securities. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the securities loaned plus accrued interest. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle.

As of September 30, 2012, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Emerging Markets Equity Fund	$21,181,186	$22,265,716
Focused Equity Fund	2,407,279	2,541,236
Global Equity Fund	949,161	970,747
Global Real Estate Fund	318,749	333,900
Mid Cap Fund	2,818,354	2,855,721
Sands Capital Select Growth Fund	80,652,124	79,587,866
Small Cap Core Fund	55,663,314	57,448,540
Small Cap Value Fund	3,589,147	3,740,079

All collateral received as cash is received, held and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned.

191

Notes to Financial Statements (Continued)

Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds (except International Fixed Income Fund and Total Return Bond Fund) is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class A shares of the International Fixed Income Fund and Total Return Bond Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Class C, Class Y, Class Z, and Institutional Class shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is generally equal to the net asset value per share. However, Class A redemptions that were part of no load $1 million subscriptions may be subject to a contingent deferred sales charge (“CDSC”) of up to 1%. Purchases of Class C shares of the Funds are subject to a CDSC of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — The Emerging Markets Equity Fund, Focused Equity Fund, Global Equity Fund, Market Neutral Equity Fund, Merger Arbitrage Fund, Mid Cap Fund, and Small Cap Core Fund declare and distribute net investment income, if any, annually, as a dividend to shareholders. The Global Real Estate Fund, Large Cap Relative Value Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund, and Small Cap Value Fund declare and distribute net investment income, if any, quarterly, as a dividend to shareholders. The International Fixed Income Fund, Premium Yield Equity Fund and Total Return Bond Fund declare and distribute net investment income, if any, monthly as a dividend to shareholders. The Short Duration Fixed Income Fund,

192

Notes to Financial Statements (Continued)

and Ultra Short Duration Fixed Income Fund declare net investment income daily and distribute it monthly, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the funds net investment that invest in underlying funds is affected by the timing of dividend declarations by investee funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the net asset value (“NAV”) as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Payment by affiliates — On June 18, 2012, Miller/Howard Investments, Inc. contributed $313 of capital to the Premium Equity Fund to mitigate the negative impact to Shareholders from a trade error.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2012:

	Emerging	Focused	Global
	Markets Equity	Equity	Equity
	Fund	Fund	Fund
Purchases of investment securities	$168,007,821	$50,330,261	$19,777,850
Proceeds from sales and maturities	$178,263,933	$62,069,054	$4,352,914

	Global	International	Large Cap
	Real Estate	Fixed Income	Relative Value
	Fund	Fund	Fund
Purchases of investment securities	$25,505,247	$27,120,919	$27,672,273
Proceeds from sales and maturities	$8,380,773	$8,772,106	$1,333,041

		Merger
	Market Neutral	Arbitrage	Mid Cap
	Equity Fund	Fund	Fund
Purchases of investment securities	$43,440,212	$722,216,651	$102,790,648
Proceeds from sales and maturities	$52,341,277	$412,571,816	$137,075,734

	Mid Cap	Premium Yield	Sands Capital	Short Duration
	Value	Equity	Select Growth	Fixed Income
	Fund	Fund	Fund	Fund
Purchases of investment securities	$58,732,333	$72,536,674	$1,841,447,056	$47,596,231
Proceeds from sales and maturities	$28,149,906	$12,245,527	$438,220,030	$18,059,319

193

Notes to Financial Statements (Continued)

	Small Cap	Small Cap	Total Return	Ultra Short
	Core	Value	Bond	Duration Fixed
	Fund	Fund	Fund	Income Fund
Purchases of investment securities	$317,625,837	$36,960,215	$126,668,849	$476,686,380
Proceeds from sales and maturities	$33,912,528	$50,870,919	$34,046,114	$622,941,948

Purchases and proceeds from sales and maturities in U.S. Government Securities for Short Duration Fixed Income Fund, Total Return Bond Fund and Ultra Short Duration Fixed Income Fund were $12,795,502, $3,482,257, $69,538,294, $40,539,966, $144,519,902 and $81,984,636, respectively for the period ended September 30, 2012.

4. Transactions with Affiliates and Other Related Parties

Certain officers of theTrust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (“Western-Southern”).

As of September 30, 2012, the following Funds were owned by Western-Southern and subsidiaries:

Global Equity Fund	17.0%
Global Real Estate Fund	17.8%
Large Cap Relative Value Fund	12.2%
Market Neutral Equity Fund	74.9%
Mid Cap Value Fund	52.2%
Premium Yield Equity Fund	20.3%
Total Return Bond Fund	11.2%

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Emerging Markets Equity Fund	1.05% on the first $200 million
1.00% on assets greater than $200 million to $400 million
0.90% of such assets in excess of $400 million
Focused Equity Fund	0.70% on the first $100 million
0.65% on assets greater than $100 million to $500 million
0.60% of such assets in excess of $500 million
Global Equity Fund	0.85% on the first $50 million
0.80% on assets greater than $50 million to $500 million
0.75% of such assets in excess of $500 million
Global Real Estate Fund	0.80%
International Fixed Income Fund	0.55% on the first $100 million
0.50% on assets greater than $100 million to $250 million
0.45% of such assets in excess of $250 million
Large Cap Relative Value Fund	0.70% on the first $100 million
0.65% of such assets in excess of $100 million
Market Neutral Equity Fund	1.30%
Merger Arbitrage Fund	1.05%

194

Notes to Financial Statements (Continued)

Mid Cap Fund*	0.80% on the first $500 million
0.75% on assets greater than $500 million to $1 billion
0.70% of such assets in excess of $1 billion
Mid Cap Value Fund	0.85% on the first $100 million
0.80% on assets greater than $100 million to $400 million
0.75% of such assets in excess of $400 million
Premium Yield Equity Fund	0.70% on the first $100 million
0.65% of such assets in excess of $100 million
Sands Capital Select Growth Fund	0.85% on the first $1 billion
0.80% on assets greater than $1 billion to $1.5 billion
0.75% on assets greater than $1.5 billion to $2 billion
0.70% of such assets in excess of $2 billion
Short Duration Fixed Income Fund	0.25%
Small Cap Core Fund	0.85%
Small Cap Value Fund	0.95% on the first $100 million
0.90% of such assets in excess of $100 million
Total Return Bond Fund	0.35%
Ultra Short Duration Fixed Income Fund	0.25%

* The Board of Trustees approved a change to the Mid Cap Fund’s advisory fee schedule effective December 8, 2011. Under the previous fee schedule, the Fund paid 0.80% of average net assets.

On May 17, 2012, the Board of Trustees of Touchstone Funds Group Trust approved an amendment to the annual advisory fee rate paid pursuant to the advisory agreement between the Emerging Market Equity Fund and Touchstone Advisors, Inc., the Fund’s investment advisor (the “Advisor”). Under the terms of the amendment, the contractual advisory fee paid by the Trust to the Advisor was reduced from 1.10% to 1.05% on the first $200 million of assets; from 1.05% to 1.00% on the next $200 million of assets; and from 0.95% to 0.90% on assets over $400 million.

In addition to the base advisory fee shown above for the Sands Capital Select Growth Fund, a performance fee adjustment will be added to or subtracted from the base advisory fee depending on the performance of the Fund in relation to the investment performance of the Fund’s benchmark index, for the preceding twelve month period, as follows:

	Benchmark	Benchmark	Annual Adjustment	Highest / Lowest Possible Advisory

	Index	Threshold	Rate	Fee
Russell1000
Sands Capital Select Growth Fund	Growth Index	+/-2.50%	+/-0.15%	1.00% / 0.55%

For the year ended September 30, 2012, the Advisor’s base fee was increased by $1,545,592 as a result of the performance fee adjustment.

195

Notes to Financial Statements (Continued)

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

AGF Investments America, Inc.	GAM International Management Limited
Emerging Markets Equity Fund	International Fixed Income Fund

Aronson Johnson Oritz	Lee Munder Capital Group LLC
Market Neutral Equity Fund	Mid Cap Value Fund

Bedlam Asset Management PLC	The London Company
Global Equity Fund	Small Cap Core Fund
Mid Cap Fund
Cornerstone Real Estate Advisers LLC
Global Real Estate Fund	Longfellow Investment Management Co.
Merger Arbitrage Fund
DePrince, Race & Zollo, Inc.	Short Duration Fixed Income Fund
Small Cap Value Fund
Miller/Howard Investments, Inc.
EARNEST Partners LLC	Premium Yield Equity Fund
Large Cap Relative Value Fund
Total Return Bond Fund	Sands Capital Management, LLC
Sands Capital Select Growth Fund
Fort Washington Investment Advisors, Inc.**
Focused Equity Fund
Ultra Short Duration Fixed Income Fund

*Affiliate of the Advisor

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (“Expense Limitation Agreement”) to contractually limit operating expenses of the Funds which excludes dividend and expense on short sales. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class level expenses, administration fees and reimburse expenses to maintain expense limitations for the Funds as follows:

					Institutional
	Class A	Class C	Class Y	Class Z	Class
Emerging Markets Equity Fund*	1.69%	2.44%	1.44%	—	1.29%
Focused Equity Fund	1.20%	1.95%	0.95%	—	0.80%
Global Equity Fund	1.34%	2.09%	1.09%	—	0.94%
Global Real Estate Fund	1.39%	2.14%	1.14%	—	0.99%
International Fixed Income Fund	1.09%	1.84%	0.84%	—	0.69%
Large Cap Relative Value Fund	1.19%	1.94%	0.94%	—	0.79%
Market Neutral Equity Fund	1.50%	2.25%	1.25%	—	—
Merger Arbitrage Fund	1.68%	2.43%	1.43%	—	1.28%
Mid Cap Fund	1.21%	1.96%	0.96%	1.21%	0.89%
Mid Cap Value Fund	1.29%	2.04%	1.04%	—	0.89%
Premium Yield Equity Fund	1.20%	1.95%	0.95%	—	—
Short Duration Fixed Income Fund	—	—	0.49%	0.74%	—
Small Cap Core Fund	1.34%	2.09%	1.09%	—	0.94%
Small Cap Value Fund	1.43%	2.18%	1.18%	—	1.03%

196

Notes to Financial Statements (Continued)

					Institutional
	Class A	Class C	Class Y	Class Z	Class
Total Return Bond Fund	0.90%	1.65%	0.65%	—	0.50%
Ultra Short Duration Fixed Income Fund	0.69%	1.19%	0.44%	0.69%	0.39%

*Prior to May 17, 2012 the expense limitation for Class A, Class C, Class Y and Institutional Class Shares for Emerging Markets Equity Fund were 1.74%, 2.49%, 1.49% and 1.34%, respectively.

These expense limitations will remain in effect for all funds except Total Return Bond Fund, Emerging Market Equity Fund and Ultra Short Duration Fixed Income Fund until at least January 27, 2013. The fee waivers and expense reimbursements for the Total Return Bond Fund, Emerging Market Equity Fund and Ultra Short Duration Fixed Income Fund will remain in effect until at least April 14, 2014, September 30, 2013 and April 14, 2016, respectively.

The Advisor has agreed to limit certain Funds’ other operating expenses (“Other Expenses”) to the following levels. These expense limitations will remain in effect until at least January 27, 2013.

	Class A	Class C	Class Y	Class Z
Sands Capital Select Growth Fund	0.25%	0.25%	0.25%	0.25%

During the year ended September 30, 2012, the Advisor waived investment advisory fees and administration fees and/or reimbursed expenses of the Funds as follows:

			Other
	Investment		Operating
	Advisory	Administration	Expenses
	Fees Waived	Fees Waived	Reimbursed
Emerging Markets Equity Fund	$—	$124,774	$165,658
Focused Equity Fund	119,031	187,762	298,929
Global Equity Fund	39,963	16,249	45,043
Global Real Estate Fund	68,063	15,927	29,073
International Fixed Income Fund	11,995	30,946	50,129
Large Cap Relative Value Fund	17,494	23,101	28,971
Market Neutral Equity Fund	72,780	87,149	48,221
Merger Arbitrage Fund	—	22,294	5,965
Mid Cap Fund	—	111,362	52,886
Mid Cap Value Fund	9,639	130,903	67,469
Premium Yield Equity Fund	—	8,308	104,827
Sands Capital Select Growth Fund	—	—	1,581,955
Short Duration Fixed Income Fund	—	34,401	71,795
Small Cap Core Fund	—	388,812	112,858
Small Cap Value Fund	25,779	66,702	52,015
Total Return Bond Fund	—	121,565	46,094
Ultra Short Duration Fixed Income Fund	—	364,070	54,452

Effective January 27, 2012, under the terms of the Expense Limitations Agreement the Advisor is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

At September 30, 2012, the Advisor may seek recoupment of previously waived and reimbursed fees as follows:

Expiration
September
Fund	30, 2015
Emerging Markets Equity Fund	$141,492
Focused Equity Fund	282,480

197

Notes to Financial Statements (Continued)

Expiration
September
Fund	30, 2015
Global Equity Fund	52,542
Global Real Estate Fund	67,941
International Fixed Income Fund	34,638
Large Cap Relative Value Fund	27,719
Market Neutral Equity Fund	93,388
Merger Arbitrage Fund	16,465
Mid Cap Fund	93,133
Mid Cap Value Fund	130,859
Premium Yield Equity Fund	32,094
Sands Capital Select Growth Fund	770,598
Short Duration Fixed Income Fund	58,430
Small Cap Core Fund	313,523
Small Cap Value Fund	87,517
Total Return Bond Fund	126,307
Ultra Short Duration Fixed Income Fund	302,408

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily net asset value per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

Effective November 12, 2011, the Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrator and accounting services to the Trust and is compensated directly by the Advisor, not theTrust. Prior to November 12, 2011, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as the Sub-Administrator and was compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Effective December 5, 2011, under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon including, but not limited to, postage and supplies.

Prior to December 5, 2011, under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintained the records of each shareholder’s account, answered shareholders’ inquiries concerning their accounts, processed purchases and redemptions of each Fund’s shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, JPMorgan received a monthly fee per shareholder account from each Fund. In addition, each Fund paid out-of-pocket expenses incurred by JPMorgan, including, but not limited to, postage and supplies.

198

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION

The Trust has adopted a Distribution and Shareholder Services Plan for Class A shares of the Emerging Markets Equity Fund, Focused Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Merger Arbitrage Fund, Mid Cap Fund, Mid Cap Value Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Core Fund, Small Cap Value Fund, Ultra Short Duration Fixed Income Fund and Total Return Bond Fund (Class A Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class A shares of the Trust and for shareholder services provided to Class A shares. The Fund will incur and/or reimburse expenses for distribution and shareholder services of Class A shares at an annual rate not to exceed 0.25% of the average daily net assets of Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan for Class C shares of the Emerging Markets Equity Fund, Focused Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Merger Arbitrage Fund, Mid Cap Fund, Mid Cap Value Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Small Cap Core Fund, Small Cap Value Fund and Total Return Bond Fund (Class C Plan) under which each Fund may directly or indirectly bear expenses relating to the distribution of Class C shares of the Trust and for shareholder services provided to Class C shares. The Fund will incur and/or reimburse expenses for distribution and shareholder services of Class C shares at an annual rate not to exceed 0.75% and 0.25%, respectively, of the average daily net assets of Class C shares. The combination of these fees is not to exceed 1.00% of the average daily net assets of Class C shares for all funds mentioned above except Ultra Short Duration Fixed Income Fund. The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from April 16, 2012.

The Trust has adopted a Shareholder Services Plan for Class Z shares of the Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, and Ultra Short Duration Fixed Income Fund (Class Z Plan) under which each Fund may directly or indirectly bear expenses for shareholder services provided. The Fund will incur and/or reimburse expense for shareholder services of Class Z shares at an annual rate not to exceed 0.25% of the average daily net assets of Class Z shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds during the year ended September 30, 2012:

Amount
Emerging Markets Equity Fund	$3,228
Focused Equity Fund	1,797
Global Equity Fund	2,797
Global Real Estate Fund	1,480
International Fixed Income Fund	1,727
Large Cap Relative Value Fund	843
Market Neutral Equity Fund	229
Merger Arbitrage Fund	504,176
Mid Cap Fund	5,487
Mid Cap Value Fund	1,630
Premium Yield Equity Fund	135,616
Sands Capital Select Growth Fund	1,041,687
Small Cap Core Fund	146,369
Small Cap Value Fund	1,406

199

Notes to Financial Statements (Continued)

Amount
Total Return Bond Fund	9,797
Ultra Short Duration Fixed Income Fund	6,654

In addition, the Underwriter collected contingent deferred sales charges on the redemption of Class C shares of the following Funds during the year ended September 30, 2012:

Amount
Emerging Markets Equity Fund	$1,328
Global Equity Fund	22
International Fixed Income Fund	119
Large Cap Relative Value Fund	1
Merger Arbitrage Fund	2,572
Mid Cap Value Fund	9
Premium Yield Equity Fund	4,601
Sands Capital Select Growth Fund	4,940
Small Cap Core Fund	2,582
Total Return Bond Fund	757
Ultra Short Duration Fixed Income Fund	113

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2012, is as follows:

	Share Activity
	Balance			Balance		Value
	09/30/11	Purchases	Sales	09/30/12	Dividends	09/30/12
Emerging Markets Equity Fund	10,965,632	179,706,963	(190,671,992)	603	$14,548	$603
Focused Equity Fund	4,009,511	35,067,940	(33,896,847)	5,180,604	6,941	5,180,604
Global Equity Fund	68,887	19,804,617	(19,094,988)	778,516	786	778,516
Global Real Estate Fund	100,471	22,535,722	(21,828,079)	808,114	535	808,114
International Fixed Income Fund	—	26,505,690	(24,444,302)	2,061,388	1,399	2,061,388
Large Cap Relative Value Fund	232,307	28,847,883	(28,137,189)	943,001	703	943,001
Market Neutral Equity Fund	294,473	32,610,706	(32,126,854)	778,325	1,136	778,325
Merger Arbitrage Fund	1,619,183	358,445,588	(349,312,817)	10,751,954	31,044	10,751,954
Mid Cap Fund	900,109	41,276,714	(41,238,771)	938,052	1,025	938,052
Mid Cap Value Fund	978,214	39,018,944	(38,319,215)	1,677,943	2,054	1,677,943
Premium Yield Equity Fund	483,397	52,335,545	(36,646,629)	16,172,313	4,467	16,172,313
Sands Capital Select Growth Fund	34,986,163	896,051,455	(847,989,929)	83,047,689	71,619	83,047,689
Short Duration Fixed Income Fund	202,113	76,053,577	(62,668,509)	13,587,181	4,373	13,587,181
Small Cap Core Fund	3,316,617	224,191,800	(219,137,313)	8,371,104	14,830	8,371,104
Small Cap Value Fund	1,778,524	21,653,787	(22,806,281)	626,030	1,605	626,030
Total Return Bond Fund	1,678,743	161,124,518	(159,674,043)	3,129,218	5,263	3,129,218
Ultra Short Duration Fixed Income Fund	45,836,225	605,277,236	(617,355,213)	33,758,248	38,800	33,758,248

200

Notes to Financial Statements (Continued)

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2012 and 2011 was as follows:

	Emerging Markets		Focused		Global
	Equity Fund		Equity Fund		Equity Fund
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011	2012	2011
From ordinary income	$9,820,137	$917,181	$2,840,690	$95,426	$125,260	$54,811
From long-term capital gains	3,092,612	42,906	78,600	—	285,989	23,345
	$12,912,749	$960,087	$2,919,290	$95,426	$411,249	$78,156

	Global Real		International Fixed
	Estate Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
From ordinary income	$336,360	$358,116	$550,240	$994,275
From long-term capital gains	100,694	20,496	53,795	7,726
	$437,054	$378,612	$604,035	$1,002,001

	Large Cap Relative		Market Neutral		Merger Arbitrage		Mid Cap
	Value Fund		Equity Fund		Fund		Fund
	Year	Year	Year	Year	Period	Period	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011	2012	2011*	2012	2011
From ordinary income	$140,229	$78,312	$—	$—	$61,084	$—	$142,586	$273,246
From long-term capital gains	249,788	2,050	—	—	—	—	—	—
	$390,017	$80,362	$—	$—	$61,084	$—	$142,586	$273,246

	Mid Cap
	Value Fund		Premium Yield Equity Fund		Sands Capital Select Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011	2012	2011
From ordinary income	$3,391,737	$1,058,579	$2,414,120	$1,295,544	$—	$—
From long-term capital gains	506,388	89,486	—	—	—	—
From return of capital	—	—	60,138	—	—	—
	$3,898,125	$1,148,065	$2,474,258	$1,295,544	$—	$—

201

Notes to Financial Statements (Continued)

	Short Duration Fixed		Small Cap		Small Cap
	Income Fund		Core Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011	2012	2011
From ordinary income	$1,109,994	$1,177,356	$207,966	$179,119	$662,666	$725,253
From long-term capital gains	—	—	2,697,854	780	—	—
	$1,109,994	$1,177,356	$2,905,820	$179,899	$662,666	$725,253

	Total Return		Ultra Short Duration
	Bond Fund		Fixed Income Fund
	Year Ended	Period Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011**	2012	2011
From ordinary income	$2,807,030	$1,208,189	$9,247,966	$5,857,004
From long-term capital gains	—	271,911	—	—
From tax return of capital	—	29,134	—	—
	$2,807,030	$1,509,234	$9,247,966	$5,857,004

* Represents the period from commencement of operations (August 9, 2011) through September 30, 2011.

** Represents the period from April 1, 2011 through September 30, 2011.

The following information is computed on a tax basis for each item as of September 30, 2012:

	Emerging
	Markets Equity	Focused Equity	Global Equity
	Fund	Fund	Fund
Tax cost of portfolio investments	$548,671,773	$106,304,675	$21,283,627
Gross unrealized appreciation	42,397,430	10,474,121	1,101,091
Gross unrealized depreciation	(46,605,862)	(8,997,134)	(634,352)
Net unrealized appreciation (depreciation)	(4,208,432)	1,476,987	466,739
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(14,693)	—	60
Accumulated capital losses	(235,181)	(2,569,583)	—
Post-October and qualified late-year losses	(3,700,771)	(9,470,302)	—
Other temporary differences	(5,541)	(7,692)	—
Undistributed ordinary income	1,445,860	573,675	220,943
Undistributed capital gains	—	—	64,396
Accumulated earnings (deficit)	$(6,718,758)	$(9,996,915)	$752,138

202

Notes to Financial Statements (Continued)

	Global	International	Large Cap	Market
	Real Estate	Fixed Income	Relative Value	Neutral Equity
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$24,532,714	$31,780,842	$34,226,891	$35,199,318
Gross unrealized appreciation	767,783	775,969	1,299,473	5,217,799
Gross unrealized depreciation	(559,017)	(252,901)	(1,131,730)	(1,189,905)
Net unrealized appreciation (depreciation)	208,766	523,068	167,743	4,027,894
Net unrealized appreciation (depreciation) on securities sold short	—	—	—	(3,484,325)
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	505	(11,550)	—	—
Accumulated capital losses	—	—	—	—
Post-October and qualified late-year losses	—	—	—	(1,372,013)
Undistributed ordinary income	362,260	64,487	5,715	—
Undistributed capital gains	116,719	57,468	218,427	—
Other temporary differences	—	(63,825)	—	(7,871)
Accumulated earnings (deficit)	$688,250	$569,648	$391,885	$(836,315)

				Premium	Sands Capital
	Merger		Mid Cap Value	Yield Equity	Select Growth
	Arbitrage Fund	Mid Cap Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$331,523,713	$57,221,729	$86,573,573	$115,699,679	$2,719,450,380
Gross unrealized appreciation	6,564,453	8,059,629	8,549,157	14,690,520	785,645,199
Gross unrealized depreciation	(2,286,987)	(1,236,033)	(2,727,753)	(1,382,334)	(73,831,162)
Net unrealized appreciation (depreciation)	4,277,466	6,823,596	5,821,404	13,308,186	711,814,037
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(24,300)
Net unrealized appreciation (depreciation) on securities sold short	(1,628,683)	—	—	—	—
Accumulated capital losses	—	(154,512,830)	—	(6,150,986)	(51,348,843)
Post-October and qualified late-year losses	—	—	—	(950,740)	(63,242,417)
Undistributed ordinary income	2,820,888	479,273	284,635	—	—
Undistributed capital gains	36	—	295,577	—	—
Other temporary differences	24,300	1	—	—	—
Accumulated earnings (deficit)	$5,469,707	$(147,209,960)	$6,401,616	$6,206,460	$597,222,777

					Ultra Short
	Short Duration		Small Cap	Total	Duration
	Fixed Income	Small Cap Core	Value	Return Bond	Fixed Income
	Fund	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$92,578,237	$513,002,160	$37,065,432	$185,438,959	$565,801,636
Gross unrealized appreciation	930,206	70,849,013	2,462,827	5,175,642	3,786,660
Gross unrealized depreciation	(136,577)	(6,129,793)	(2,057,192)	(208,045)	(2,036,147)
Net unrealized appreciation (depreciation)	793,629	64,719,220	405,635	4,967,597	1,750,513
Accumulated capital losses	(3,640,571)	—	(27,324,512)	—	(15,987,506)
Post - October and qualified late-year losses	(69,383)	—	(261,765)	—	(1,938,381)
Undistributed ordinary income	25,033	1,666,851	—	13,107	346,509
Undistributed capital gains	—	4,059,544	—	107,568	—
Other temporary differences	(3,177)	—	—	—	(172,021)
Accumulated earnings (deficit)	$(2,894,469)	$70,445,615	$(27,180,642)	$5,088,272	$(16,000,886)

203

Notes to Financial Statements (Continued)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, regulated investment companies, and real estate investment trusts.

As of September 30, 2012, the Funds had the following capital loss carryforwards for federal income tax purposes.

									No
									Expiration	No
	Short Term Expiring On								Short	Expiration
	2013		2014	2015	2016	2017	2018	2019	Term*	Long Term*	Total
Emerging Markets Equity Fund	$—		$—	$—	$—	$—	$—	$—	$205,927	$29,254	$235,181
Focused Equity Fund	—		—	—	—	—	—	—	2,473,105	96,478	2,569,583
Mid Cap Fund	—		—	—	—	83,712,038	70,800,792	—	—	—	154,512,830
Premium Yield Equity Fund	—		—	—	—	387,584	5,763,402	—	—	—	6,150,986
Sands Capital Select Growth Fund	—		—	—	—	—	51,348,843	—	—	—	51,348,843
Short Duration Fixed Income Fund	96,050		1,027,850	852,134	295,319	1,193,230	7,423	2,269	92,293	74,003	3,640,571
Small Cap Value Fund	—		—	—	—	9,471,083	17,853,429	—	—	—	27,324,512
Ultra Short Duration Fixed Income Fund	5,028,777	**	371,187	164,819	576,080	3,223,694	3,334,355	933,830	1,641,233	713,531	15,987,506

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending September 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**Future utilization on losses of ($4,709,395) may be limited.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following funds had capital losses expiring in the current year as follows:

Fund	Amount
Short Duration Fixed Income Fund	$1,994,293
Ultra Short Duration Fixed Income Fund	16,477,537

During the year September 30, 2012, the Fund utilized capital loss carryforwards:

Fund	Amount
Market Neutral Equity Fund	$448,430
Mid Cap Fund	12,244,440
Premium Yield Equity Fund	7,608
Sands Capital Select Growth Fund	14,878,133
Small Cap Value Fund	1,602,910
Total Return Bond Fund	1,623,220

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after January 1 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2012, the Funds elected to defer the following losses:

204

Notes to Financial Statements (Continued)

	Realized	Realized
	Short-Term	Long-Term
	Capital	Capital	Ordinary
Fund	Losses	Losses	Losses
Emerging Markets Equity Fund	$2,049,160	$1,651,611	$—
Focused Equity Fund	3,185,551	6,284,751	—
Market Neutral Equity Fund	782,610	—	589,403
Premium Yield Equity Fund	699,986	250,754	—
Sands Capital Select Growth Fund	21,917,146	29,392,152	11,933,119
Short Duration Fixed Income Fund	56,342	13,041	—
Small Cap Value Fund	—	261,765	—
Ultra Short Duration Fixed Income Fund	180,289	1,758,092	—

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2009 through 2012) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications, which are primarily attributed to the tax treatment of net investment losses, foreign currency gains/losses, gains/losses and dividend expenses on short sales, paydown gains/losses on mortgage backed securities, gains/losses on passive foreign investment companies, gains/losses on partnerships, gains/losses on real estate investment trusts, reclassification of distributions, expiration of prior year capital loss carryovers and carryovers of temporary differences due to mergers have been made to the following Funds for the year ended September 30, 2012:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Losses)
Emerging Markets Equity Fund	$862,940	$(291,905)	$(571,035)
Focused Equity Fund	—	(142)	142
Global Equity Fund	—	(30,219)	30,219
Global Real Estate Fund	1	82,640	(82,641)
International Fixed Income Fund	—	221,194	(221,194)
Large Cap Relative Value Fund	—	(3,658)	3,658
Market Neutral Equity Fund	(229,113)	223,613	5,500
Merger Arbitrage Fund	—	1,240,590	(1,240,590)
Mid Cap Fund	(22,139)	1,658	20,481
Mid Cap Value Fund	—	(2,072)	2,072
Premium Yield Equity Fund	(34,006)	20,097	13,909
Sands Capital Select Growth Fund	(2,597,320)	2,597,320	—
Short Duration Fixed Income Fund	(1,994,293)	224,987	1,769,306
Small Cap Core Fund	—	(129)	129
Small Cap Value Fund	(23,561)	5,815	17,746
Total Return Bond Fund	(1,721,279)	176,845	1,544,434
Ultra Short Duration Fixed Income Fund	(879,690)	3,157,945	(2,278,255)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be

205

Notes to Financial Statements (Continued)

made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentrations/Risks

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund’s net asset value and magnified effect on the total return.

8. Fund Mergers

On July 27, 2011, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the EARNEST Partners Fixed Income Trust (a series of The Nottingham Investment Trust II) to the Total Return Bond Fund, in exchange for shares of the Total Return Bond Fund and the subsequent liquidation of the EARNEST Partners Fixed Income Trust. The Agreement and Plan of Reorganization was approved and the merger took place on August 1, 2011.

The merger was approved as follows:

	Number of Votes
	For	Against	Abstain
EARNEST Partners Fixed Income Trust	1,223,066	467	—

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation (depreciation) and realized gain (loss) immediately before and after the reorganization:

				After
	Before Reorganization			Reorganization
	EARNEST
	Partners Fixed		Total Return	Total Return
Class A	Income Trust		Bond Fund	Bond Fund
Shares	928	(A)	331,907	332,835
Net Assets	$9,313		$3,333,082	$3,342,395
Net Asset Value	10.04	(A)	10.04	10.04
Unrealized Appreciation	$370		$53,560	$53,930
Accumulated Net Realized Loss	$(390)		$(29,791)	$(29,791)
Class C
Shares	—		248,384	248,384
Net Assets	$—		$2,488,799	$2,488,799
Net Asset Value	—		10.02	10.02
Unrealized Appreciation	$—		$21,852	$21,852
Accumulated Net Realized Loss	$—		$(16,910)	$(16,910)
Class Y
Shares	1,648,324	(B)	61,451	1,709,775
Net Assets	$16,562,612		$617,477	$17,180,089
Net Asset Value	10.05	(B)	10.05	10.05
Unrealized Appreciation	$783,137		$608	$783,745
Accumulated Net Realized Loss	$(1,712,437)		$(1,942)	$(1,942)
Institutional Class
Shares	—		624,160	624,160
Net Assets	$—		$6,267,909	$6,267,909
Net Asset Value	—		10.04	10.04

206

Notes to Financial Statements (Continued)

			After
	Before Reorganization		Reorganization
	EARNEST
	Partners Fixed	Total Return	Total Return
Class A	Income Trust	Bond Fund	Bond Fund
Unrealized Appreciation	$—	$153,082	$153,082
Accumulated Net Realized Gain	$—	$115,563	$115,563

(A)	Reflects a 1.01491:1 stock split which occurred on the date of reorganization, August 1, 2011.

(B)	Reflects a 0.87567:1 stock split which occurred on the date of reorganization, August 1, 2011.

On February 10, 2012, the shareholders of the Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight ShortTerm Fixed Income Fund (each an “Acquired Fund”) approved an Agreement and Plans of Reorganization (the “Plans”) providing for the transfer of all assets and liabilities of the Acquired Funds to the Touchstone Total Return Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund (each an “Acquiring Fund”), respectively. The merger took place on April 16, 2012. The fiscal year end of the Acquired Funds was March 31. After the merger, the Funds’ fiscal year end changed to September 30.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization:

				After
	Before Reorganization			Reorganization
	Old Mutual
	Dwight		Touchstone	Touchstone
	Hanley Core		Total Return	Total Return
	Bond		Bond	Bond
	Fund		Fund	Fund
Class A
Shares	—		605,402	605,402
Net Assets	$—		$6,236,803	$6,236,803
Net Asset Value	$—		$10.30	$10.30
Class C
Shares	—		264,389	264,389
Net Assets	$—		$2,719,605	$2,719,605
Net Asset Value	$—		$10.29	$10.29
Class Y
Shares	—		2,263,150	2,263,150
Net Assets	$—		$23,347,204	$23,347,204
Net Asset Value	$—		$10.32	$10.32
Institutional Class
Shares	3,233,926	(A)	3,946,025	7,179,951
Net Assets	$33,345,880		$40,688,465	$74,034,345
Net Asset Value	$10.31	(A)	$10.31	$10.31
Fund Total
Shares Outstanding	3,278,310		7,078,966	10,312,892
Net Assets	$33,345,880		$72,992,077	$106,337,957
Unrealized Appreciation (Depreciation)	$1,592,683		$1,907,900	$3,500,583

207

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Old Mutual		Touchstone	Touchstone
	Dwight		Ultra Short	Ultra Short
	Short Term		Duration	Duration
	Fixed Income		Fixed Income	Fixed Income
	Fund		Fund	Fund
Class A
Shares	409,186	(B)	—	409,186
Net Assets	$3,916,077		$—	$3,916,077
Net Asset Value	$9.57	(B)	$—	$9.57
Class C
Shares	707,483	(C)	—	707,483
Net Assets	$6,770,889		$—	$6,770,889
Net Asset Value	$9.57	(C)	$—	$9.57
Class Y *
Shares	11,510,031	(D)	—	11,510,031
Net Assets	$110,155,119		$—	$110,155,119
Net Asset Value	$9.57	(D)	$—	$9.57
Class Z
Shares	—		37,026,535	37,026,535
Net Assets	$—		$354,358,018	$354,358,018
Net Asset Value	$—		$9.57	$9.57
Institutional Class
Shares	2,397,446	(E)	—	2,397,446
Net Assets	$22,944,607		$—	$22,944,607
Net Asset Value	$9.57	(E)	$—	$9.57
Fund Total
Shares Outstanding	14,270,340		37,026,535	52,050,681
Net Assets	$143,786,692		$354,358,018	$498,144,710
Unrealized Appreciation (Depreciation)	$911,511		$616,185	$1,527,696

(A)	Reflects a 0.9865:1 stock split which occurred on the date of reorganization, April 16, 2012.

(B)	Reflects a 1.0527:1 stock split which occurred on the date of reorganization, April 16, 2012.

(C)	Reflects a 1.0524:1 stock split which occurred on the date of reorganization, April 16, 2012.

(D)	Reflects a 1.0529:1 stock split which occurred on the date of reorganization, April 16, 2012.

(E)	Reflects a 1.0524:1 stock split which occurred on the date of reorganization, April 16, 2012.

*	The Acquired Fund had Class Z shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Acquiring Fund.

On March 13, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all assets and liabilities of the Fifth Third Short Term Bond Fund (the “Acquired Fund”), a series of Fifth Third Funds (“Fifth Third”), to the Touchstone Ultra Short Duration Fixed Income Fund (the “Acquiring Fund”), respectively. The merger took place on September 10, 2012. The fiscal year end of the Acquired Fund was July 31. After the merger, the Fund’s fiscal year end changed to September 30.

208

Notes to Financial Statements (Continued)

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization:

				After
	Before Reorganization			Reorganization
			Touchstone	Touchstone
	Fifth Third		Ultra Short	Ultra Short
	Short Term		Duration	Duration
	Bond		Fixed Income	Fixed Income
	Fund		Fund	Fund
Class A
Shares	3,134,939	(A)	493,785	3,628,724
Net Assets	$29,954,103		$4,718,051	$34,672,154
Net Asset Value	9.55	(A)	$9.55	$9.55
Class C
Shares	565,823	(B)	688,254	1,254,077
Net Assets	$5,406,406		$6,576,186	$11,982,592
Net Asset Value	9.55	(B)	$9.55	$9.55
Class Y *
Shares	11,003,756	(C)	11,701,258	22,705,014
Net Assets	$105,140,154		$111,804,391	$216,944,545
Net Asset Value	9.55	(C)	$9.55	$9.55
Class Z
Shares	—		34,310,738	34,310,738
Net Assets	$—		$327,829,219	$327,829,219
Net Asset Value	$—		$9.55	$9.55
Institutional Class
Shares	—		598,288	598,288
Net Assets	$—		$5,715,017	$5,715,017
Net Asset Value	$—		9.55	9.55
Fund Total
Shares Outstanding	14,666,557		47,792,323	62,496,841
Net Assets	$140,500,663		$456,642,864	$597,143,527
Unrealized Appreciation (Depreciation)	$(554,680)		$1,115,793	$561,113

(A)	Reflects a 1.0022:1 stock split which occurred on the date of reorganization, September 10, 2012.

(B)	Reflects a 1.0001:1 stock split which occurred on the date of reorganization, September 10, 2012.

(C)	Reflects a 1.0028:1 stock split which occurred on the date of reorganization, September 10, 2012.

* The Acquired Fund had Institutional Class shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Acquiring Fund.

At a meeting held on June 26, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all assets and liabilities of the Touchstone Emerging Markets Equity Fund II (the “Acquired Fund”) to the Touchstone Emerging Markets Equity Fund (the “Acquiring Fund”). The merger took place on September 17, 2012.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the reorganization:

209

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Emerging		Emerging	Emerging
	Markets		Markets	Markets
	Equity		Equity	Equity
	Fund II		Fund	Fund
Class A
Shares	511,406	(A)	2,322,326	2,833,732
Net Assets	$6,295,683		$28,589,150	$34,884,833
Net Asset Value	$12.31	(A)	$12.31	$12.31
Class C
Shares	5,937	(B)	399,882	405,819
Net Assets	$72,429		$4,877,929	$4,950,358
Net Asset Value	$12.20	(B)	$12.20	$12.20
Class Y
Shares	1,491,945	(C)	16,430,327	17,922,272
Net Assets	$18,403,858		$202,675,547	$221,079,405
Net Asset Value	$12.34	(C)	$12.34	$12.34
Institutional Class
Shares	2,222,580	(D)	20,677,219	22,899,799
Net Assets	$27,452,188		$255,395,482	$282,847,670
Net Asset Value	$12.35	(D)	$12.35	$12.35
Fund Total
Shares Outstanding	5,677,643		39,829,754	44,061,622
Net Assets	$52,224,158		$491,538,108	$543,762,266
Unrealized Appreciation (Depreciation)	$1,279,684		$1,079,112	$2,358,796

(A)	Reflects a 0.7464:1 stock split which occurred on the date of reorganization, September 17, 2012.

(B)	Reflects a 0.7489:1 stock split which occurred on the date of reorganization, September 17, 2012.

(C)	Reflects a 0.7429:1 stock split which occurred on the date of reorganization, September 17, 2012.

(D)	Reflects a 0.7467:1 stock split which occurred on the date of reorganization, September 17, 2012.

Assuming theses reorganizations had been completed on October 1, 2011, the Emerging Markets Equity Fund, Total Return Bond Fund and Ultra Short Duration Fixed Income Fund results of operations for the year ended September 30, 2012 would have been as follows:

			Touchstone
	Touchstone	Touchstone	Ultra Short
	Emerging	Total Return	Duration Fixed
	Markets Equity	Bond	Income
	Fund	Fund	Fund
Net investment income	$7,030,819	$3,121,184	$8,755,622
Net realized and unrealized gain (loss) on investments	(7,051,623)	6,249,215	4,593,609
Net increase (decrease) in asset from operations	(20,804)	9,370,399	13,349,231

Because the combined investment portfolios have been managed as single portfolios since the Reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the Acquiring Funds that have been included in their statements of operations since the mergers.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

210

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Funds Group Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Funds Group Trust, comprised of Touchstone Emerging Markets Equity Fund, Touchstone Focused Equity Fund,Touchstone Global Equity Fund,Touchstone Global Real Estate Fund,Touchstone International Fixed Income Fund, Touchstone Large Cap Relative Value Fund, Touchstone Market Neutral Equity Fund, Touchstone Merger Arbitrage Fund, Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Premium Yield Equity Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Small Cap Core Fund, Touchstone Small Cap Value Fund, and Touchstone Ultra Short Duration Fixed Income Fund (the “Funds”) as of September 30, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Touchstone Total Return Bond Fund as of September 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years or periods in the period then ended, These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended March 31, 2011, and the financial highlights for the year or period ended March 31, 2011 and prior indicated therein of Touchstone Total Return Bond Fund were audited by other auditors whose report dated May 31, 2011, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Funds Group Trust at September 30, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the period then ended indicated above, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio

November 27, 2012

211

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2012 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for 1099s.

Emerging Markets Equity Fund	81.96%
Focused Equity Fund	54.89%
Global Equity Fund	100.00%
Global Real Estate Fund	17.40%
Large Cap Relative Value Fund	100.00%
Merger Arbitrage Fund	21.40%
Mid Cap Fund	100.00%
Mid Cap Value Fund	64.14%
Premium Yield Equity Fund	100.00%
Small Cap Core Fund	100.00%
Small Cap Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended September 30, 2012 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for 1099s.

Emerging Markets Equity Fund	1.95%
Focused Equity Fund	46.43%
Global Equity Fund	15.21%
Global Real Estate Fund	3.98%
Large Cap Relative Value Fund	100%
Merger Arbitrage Fund	21.66%
Mid Cap Fund	100.00%
Mid Cap Value Fund	45.58%
Premium Yield Equity Fund	88.74%
Small Cap Core Fund	100.00%
Small Cap Value Fund	100.00%

For the fiscal year ended September 30, 2012, the Focused Equity Fund, Global Equity Fund, Global Real Estate Fund, Large Cap Relative Value Fund, International Fixed Income Fund, Merger Arbitrage Fund, Mid Cap Value Fund, Small Cap Core Fund, and Total Return Bond Fund designates $78,600, $73,989, $116,719, $249,788, $111,263, $36, $506,388, $4,059,544 and $107,568 respectively, as long-term capital gains.

Foreign Tax Income & Foreign Tax Credit

Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund and International Fixed Income Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended September 30, 2012, the total amount of foreign source income is $14,413,443 or $0.33 per share, $240,174 or $0.12 per share, $195,817 or $0.10 per share, $387,047 or $0.13 per share. The total amount of foreign taxes to be paid is $662,939 or $0.02 per share, $15,401 or $0.01 per share, $11,779 or $0.01 per share, $1,234 or $0.0004 per share, respectively. Your allocable share of the foreign tax credit will be reported on Form 1099 Div.

212

Other Items (Unaudited) (Continued)

Proxy Voting

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 through September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2012” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

213

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2012	2012	2012	2012*
Touchstone Emerging Markets Equity Fund
Class A	Actual	1.70%	$1,000.00	$984.90	$8.44
Class A	Hypothetical	1.70%	$1,000.00	$1,016.50	$8.57

Class C	Actual	2.45%	$1,000.00	$981.40	$12.14
Class C	Hypothetical	2.45%	$1,000.00	$1,012.75	$12.33

Class Y	Actual	1.42%	$1,000.00	$986.60	$7.05
Class Y	Hypothetical	1.42%	$1,000.00	$1,017.90	$7.16

Institutional Class	Actual	1.30%	$1,000.00	$987.40	$6.46
Institutional Class	Hypothetical	1.30%	$1,000.00	$1,018.50	$6.56

Touchstone Focused Equity Fund
Class A	Actual	1.20%	$1,000.00	$1,012.20	$6.04
Class A	Hypothetical	1.20%	$1,000.00	$1,019.00	$6.06

Class C	Actual	1.95%	$1,000.00	$1,008.80	$9.79
Class C	Hypothetical	1.95%	$1,000.00	$1,015.25	$9.82

Class Y	Actual	0.95%	$1,000.00	$1,013.00	$4.78
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.25	$4.80

Institutional Class	Actual	0.80%	$1,000.00	$1,014.30	$4.03
Institutional Class	Hypothetical	0.80%	$1,000.00	$1,021.00	$4.04

Touchstone Global Equity Fund
Class A	Actual	1.34%	$1,000.00	$1,015.70	$6.75
Class A	Hypothetical	1.34%	$1,000.00	$1,018.30	$6.76

Class C	Actual	2.09%	$1,000.00	$1,011.80	$10.51
Class C	Hypothetical	2.09%	$1,000.00	$1,014.55	$10.53

Class Y	Actual	1.09%	$1,000.00	$1,017.50	$5.50
Class Y	Hypothetical	1.09%	$1,000.00	$1,019.55	$5.50

Institutional Class	Actual	0.94%	$1,000.00	$1,017.60	$4.74
Institutional Class	Hypothetical	0.94%	$1,000.00	$1,020.30	$4.75

214

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

		Net Expense	Beginning	Ending	Expenses Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2012	2012	2012	2012*
Touchstone Global Real Estate Fund
Class A	Actual	1.39%	$1,000.00	$1,068.00	$7.19
Class A	Hypothetical	1.39%	$1,000.00	$1,018.05	$7.01

Class C	Actual	2.14%	$1,000.00	$1,064.00	$11.04
Class C	Hypothetical	2.14%	$1,000.00	$1,014.30	$10.78

Class Y	Actual	1.14%	$1,000.00	$1,069.50	$5.90
Class Y	Hypothetical	1.14%	$1,000.00	$1,019.30	$5.76

Institutional Class	Actual	0.99%	$1,000.00	$1,070.20	$5.12
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.05	$5.00

Touchstone International Fixed Income Fund
Class A	Actual	1.09%	$1,000.00	$1,037.70	$5.55
Class A	Hypothetical	1.09%	$1,000.00	$1,019.55	$5.50

Class C	Actual	1.84%	$1,000.00	$1,034.10	$9.36
Class C	Hypothetical	1.84%	$1,000.00	$1,015.80	$9.27

Class Y	Actual	0.84%	$1,000.00	$1,039.10	$3.52
Class Y	Hypothetical	0.84%	$1,000.00	$1,020.80	$3.49

Institutional Class	Actual	0.69%	$1,000.00	$1,039.90	$4.28
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.55	$4.24

Touchstone Large Cap Relative Value Fund
Class A	Actual	1.19%	$1,000.00	$989.00	$5.92
Class A	Hypothetical	1.19%	$1,000.00	$1,019.05	$6.01

Class C	Actual	1.94%	$1,000.00	$985.00	$9.63
Class C	Hypothetical	1.94%	$1,000.00	$1,015.30	$9.77

Class Y	Actual	0.94%	$1,000.00	$990.20	$4.68
Class Y	Hypothetical	0.94%	$1,000.00	$1,020.30	$4.75

Institutional Class	Actual	0.79%	$1,000.00	$990.90	$3.93
Institutional Class	Hypothetical	0.79%	$1,000.00	$1,021.05	$3.99

Touchstone Market Neutral Equity Fund
Class A	Actual	3.49%	$1,000.00	$973.10	$17.22	**
Class A	Hypothetical	3.49%	$1,000.00	$1,008.20	$17.52

Class C	Actual	4.23%	$1,000.00	$968.40	$20.82	**
Class C	Hypothetical	4.23%	$1,000.00	$1,004.50	$21.19

Class Y	Actual	3.23%	$1,000.00	$973.40	$15.94	**
Class Y	Hypothetical	3.23%	$1,000.00	$1,009.50	$16.22

215

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

		Net Expense	Beginning	Ending	Expenses Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2012	2012	2012	2012*
Touchstone Merger Arbitrage Fund
Class A	Actual	1.90%	$1,000.00	$1,012.40	$9.56	***
Class A	Hypothetical	1.90%	$1,000.00	$1,015.50	$9.57

Class C	Actual	2.66%	$1,000.00	$1,008.60	$13.36	***
Class C	Hypothetical	2.66%	$1,000.00	$1,011.70	$13.38

Class Y	Actual	1.61%	$1,000.00	$1,014.30	$8.11	***
Class Y	Hypothetical	1.61%	$1,000.00	$1,016.95	$8.12

Institutional Class	Actual	1.51%	$1,000.00	$1,014.20	$7.60	***
Institutional Class	Hypothetical	1.51%	$1,000.00	$1,017.45	$7.62

Touchstone Mid Cap Fund
Class A	Actual	1.21%	$1,000.00	$1,027.30	$6.13
Class A	Hypothetical	1.21%	$1,000.00	$1,018.95	$6.11

Class C	Actual	1.96%	$1,000.00	$1,024.00	$9.92
Class C	Hypothetical	1.96%	$1,000.00	$1,015.20	$9.87

Class Y	Actual	0.91%	$1,000.00	$1,029.10	$4.62
Class Y	Hypothetical	0.91%	$1,000.00	$1,020.45	$4.60

Class Z	Actual	1.21%	$1,000.00	$1,027.50	$6.13
Class Z	Hypothetical	1.21%	$1,000.00	$1,018.95	$6.11

Institutional Class	Actual	0.89%	$1,000.00	$1,029.80	$4.15
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.55	$4.13

Touchstone Mid Cap Value Fund
Class A	Actual	1.29%	$1,000.00	$1,010.30	$6.48
Class A	Hypothetical	1.29%	$1,000.00	$1,018.55	$6.51

Class C	Actual	2.04%	$1,000.00	$1,007.00	$10.24
Class C	Hypothetical	2.04%	$1,000.00	$1,014.80	$10.28

Class Y	Actual	1.04%	$1,000.00	$1,012.20	$5.23
Class Y	Hypothetical	1.04%	$1,000.00	$1,019.80	$5.25

Institutional Class	Actual	0.89%	$1,000.00	$1,013.00	$4.48
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.55	$4.50

Touchstone Premium Yield Equity Fund
Class A	Actual	1.20%	$1,000.00	$1,032.90	$6.10
Class A	Hypothetical	1.20%	$1,000.00	$1,019.00	$6.06

Class C	Actual	1.95%	$1,000.00	$1,029.10	$9.89
Class C	Hypothetical	1.95%	$1,000.00	$1,015.25	$9.82

Class Y	Actual	0.95%	$1,000.00	$1,035.50	$4.83
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.25	$4.80

216

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

		Net Expense	Beginning	Ending	Expenses Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2012	2012	2012	2012*
Touchstone Sands Capital Select Growth Fund
Class A	Actual	1.36%	$1,000.00	$1,003.20	$6.81
Class A	Hypothetical	1.36%	$1,000.00	$1,018.20	$6.86

Class C	Actual	2.11%	$1,000.00	$999.20	$10.55
Class C	Hypothetical	2.11%	$1,000.00	$1,014.45	$10.63

Class Y	Actual	1.11%	$1,000.00	$1,004.70	$5.56
Class Y	Hypothetical	1.11%	$1,000.00	$1,019.45	$5.60

Class Z	Actual	1.32%	$1,000.00	$1,003.20	$6.61
Class Z	Hypothetical	1.32%	$1,000.00	$1,018.40	$6.66

Touchstone Short Duration Fixed Income Fund
Class Y	Actual	0.49%	$1,000.00	$1,013.80	$2.47
Class Y	Hypothetical	0.49%	$1,000.00	$1,022.55	$2.48

Class Z	Actual	0.74%	$1,000.00	$1,013.50	$3.72
Class Z	Hypothetical	0.74%	$1,000.00	$1,021.30	$3.74

Touchstone Small Cap Core Fund
Class A	Actual	1.34%	$1,000.00	$1,033.60	$6.81
Class A	Hypothetical	1.34%	$1,000.00	$1,018.30	$6.76

Class C	Actual	2.09%	$1,000.00	$1,029.50	$10.60
Class C	Hypothetical	2.09%	$1,000.00	$1,014.55	$10.53

Class Y	Actual	1.06%	$1,000.00	$1,034.60	$5.39
Class Y	Hypothetical	1.06%	$1,000.00	$1,019.70	$5.35

Institutional Class	Actual	0.94%	$1,000.00	$1,035.30	$4.78
Institutional Class	Hypothetical	0.94%	$1,000.00	$1,020.30	$4.75

Touchstone Small Cap Value Fund
Class A	Actual	1.43%	$1,000.00	$1,015.20	$7.20
Class A	Hypothetical	1.43%	$1,000.00	$1,017.85	$7.21

Class C	Actual	2.18%	$1,000.00	$1,011.90	$10.96
Class C	Hypothetical	2.18%	$1,000.00	$1,014.10	$10.98

Class Y	Actual	1.18%	$1,000.00	$1,016.30	$5.95
Class Y	Hypothetical	1.18%	$1,000.00	$1,019.10	$5.96

Institutional Class	Actual	1.03%	$1,000.00	$1,017.80	$5.20
Institutional Class	Hypothetical	1.03%	$1,000.00	$1,019.85	$5.20

Touchstone Total Return Bond Fund
Class A	Actual	0.90%	$1,000.00	$1,038.20	$4.59
Class A	Hypothetical	0.90%	$1,000.00	$1,020.50	$4.55

Class C	Actual	1.65%	$1,000.00	$1,034.40	$8.39
Class C	Hypothetical	1.65%	$1,000.00	$1,016.75	$8.32

217

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

		Net Expense	Beginning	Ending	Expenses Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2012	2012	2012	2012*
Touchstone Total Return Bond Fund (continued)
Class Y	Actual	0.60%	$1,000.00	$1,039.70	$3.06
Class Y	Hypothetical	0.60%	$1,000.00	$1,022.00	$3.03

Institutional Class	Actual	0.50%	$1,000.00	$1,040.20	$2.55
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.50	$2.53

Touchstone Ultra Short Duration Fixed Income Fund
Class A	Actual****	0.69%	$1,000.00	$1,008.50	$3.18
Class A	Hypothetical	0.69%	$1,000.00	$1,019.78	$3.20

Class C	Actual****	1.19%	$1,000.00	$1,006.20	$5.48
Class C	Hypothetical	1.19%	$1,000.00	$1,017.49	$5.51

Class Y	Actual****	0.44%	$1,000.00	$1,009.70	$2.03
Class Y	Hypothetical	0.44%	$1,000.00	$1,020.93	$2.04

Class Z	Actual****	0.61%	$1,000.00	$1,009.90	$3.07
Class Z	Hypothetical	0.61%	$1,000.00	$1,021.95	$3.08

Institutional Class	Actual****	0.39%	$1,000.00	$1,009.90	$1.80
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,021.16	$1.81

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [183/366]] (to reflect one-half year period).

**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C and Class Y would be $7.40, $11.07 and $6.17, respectively.

***	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.40, $12.20, $6.45 and $6.95, respectively.

****	The Fund began issuing Class A, Class C, Class Y and Institutional Class Shares on April 16, 2012. Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by 168/ 366 (to reflect the period April 16, 2012 through September 30, 2012). Actual returns are for the period April 16, 2012 through September 30, 2012.

218

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	58	Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker- dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).
Independent Trustees:
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	58	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.
H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	58	BASCO Shower Enclosures (a design and manufacturing company); Hebrew Union College - Jewish Institute of Religion

219

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	58	Society for Preservation of Music Hall; Riverfront Mutual Funds (until 2008).
John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003- 2007. Chairman of Integrated Media Technologies (a media company)	58	Cincinnati Children’s Hospital from 1994-2010.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	58	Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000-present; Trustee of Episcopal Retirement Homes Foundation from 1998-2011.
[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

[3]	The Touchstone Fund Complex consists of 11 variable annuity series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 22 series of Touchstone Strategic Trust, and 17 series of Touchstone Funds Group Trust.

[4]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.
220

Management of the Trust (Unaudited) (Continued)

Principal Officers1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	58	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007- 2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	58	None
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	58	None
Michael Moser[3] Western & Southern Financial Group 400 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors.	58	None
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	58	None

221

Management of the Trust (Unaudited) (Continued)

Principal Officers1 (Continued):

Number
of Funds
Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held
Elizabeth R. Freeman BNY Mellon 201 Washington Street Boston, MA Year of Birth: 1962	Secretary	Until resignation, removal or disqualification. Secretary since 2011	Managing Director and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.	58	None

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Tax-Free Trust.

[2]	The Touchstone Fund Complex consists of 11 variable annuity series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 22 series of Touchstone Strategic Trust, and 17 series of Touchstone Funds Group Trust.

[3]	Joseph Melcher resigned as Chief Officer effective September 5, 2012..

222

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

223

Go paperless, sign up today at:

www.touchstoneinvestments.com/home

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-56-TFGT-AR-1210

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Funds Group Trust totaled $266,800 and $307,600 in fiscal 2012 and 2011, respectively. 2012 fees include $243,800 of fees associated with the annual audit and filing of Form N-1A and Form N-SAR, and $23,000 of fees associated with additional filings of Form N-1A and Form N-14. 2011 fees include $287,600 of fees associated with the annual audit and filing of Form N-1A and Form N-SAR, and $20,000 of fees associated with additional filings of Form N-1A and Form N-14.

Audit-Related Fees

(b)	There were no audit-related fees in fiscal 2012 and 2011 related to Touchstone Funds Group Trust.

Tax Fees

(c)	Fees for tax compliance services totaled $94,000 and $116,400 in fiscal 2012 and 2011, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	There were no fees for all other services to Touchstone Funds Group Trust not included above.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee. Not applicable for paragraph (b) of Item 4.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Funds Group Trust and certain entities*, totaled approximately $94,000 and $116,400, in 2012 and 2011, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Funds Group Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	11/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	11/27/12

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	11/27/12

* Print the name and title of each signing officer under his or her signature.